REGISTRATION NO. 2-83631/811-3738

FORM N-1A
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 56	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 57	☑
VALIC COMPANY I
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
NORI L. GABERT, ESQ.
2929 ALLEN PARKWAY, HOUSTON, TEXAS 77019
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
713.831.5165
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

THE CORPORATION TRUST COMPANY
300 EAST LOMBARD ST.
BALTIMORE, MARYLAND 21202
(NAME AND ADDRESS OF AGENT FOR SERVICE)

Copy to:
DAVID M. LEAHY, ESQ.
SULLIVAN & WORCESTER LLP
1666 K STREET, N.W.
WASHINGTON, D.C. 20006

It is proposed that this filing will become effective (check appropriate box):
☐	Immediately upon filing pursuant to paragraph (b)

☑	On October 1, 2009, pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on October 1, 2009, pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VALIC Company I
2929 Allen Parkway
Houston, Texas 77019

October 1, 2009

Prospectus

VALIC Company I (“VC I”) is a mutual fund made up of 33 separate funds (collectively, the “Funds” and each a “Fund”). Each of the Funds has a different investment objective. Each Fund is explained in more detail on its Fact Sheet contained in this prospectus.

Asset Allocation Fund
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Core Equity Fund
Core Value Fund
Foreign Value Fund
Global Equity Fund
Global Real Estate Fund
Global Social Awareness Fund
Global Strategy Fund
Government Securities Fund
Growth Fund
Growth & Income Fund
Health Sciences Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
International Growth I Fund
Large Cap Core Fund
Large Capital Growth Fund
Mid Cap Index Fund
Mid Cap Strategic Growth Fund
Money Market I Fund
Nasdaq-100® Index Fund
Science & Technology Fund
Small Cap Aggressive Growth Fund
Small Cap Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
Value Fund

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Welcome

This prospectus provides you with information you need to know before investing in the Funds. Please read and retain this prospectus for future reference. Unless otherwise specified in this prospectus, the words “you” and “your” mean the participant. “VALIC” means The Variable Annuity Life Insurance Company, the investment adviser to VC I.

Individuals participate in these Funds through an annuity contract or variable life insurance policy (collectively, the “Contracts” and each a “Contract”) with VALIC or one of its affiliates, through a qualifying employer-sponsored retirement plan (collectively, the “Plans” and each a “Plan”), or Individual Retirement Accounts (“IRAs”) under which the Funds may be offered without adversely affecting their availability under the Contracts.

All inquiries regarding this prospectus, or a Contract or Plan issued by VALIC or an IRA in which VALIC serves as the custodian/trustee should be directed, in writing, to VALIC Client Services, P.O. Box 15648, Amarillo, Texas 79105-5648, or by calling 1-800-448-2542.

About the Funds

The investment objective and strategies for each of the Funds in this prospectus are non-fundamental and may be changed by VC I’s Board of Directors without investor approval. Investors will be given written notice in advance of any change to a Fund’s investment strategy that requires 80% of its net assets to be invested in certain securities. VC I may change these strategies without investor approval; however, investors will receive 60 days notice prior to any such change.

From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on a Fund’s investments in money market securities for temporary defensive purposes. If a Fund takes such a temporary defensive position, it may not achieve its investment objectives.

All investment restrictions and policies apply at the time of investment. A later change in circumstances will not require the sale of an investment if it was proper at the time it was made.

Asset Allocation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks maximum aggregate rate of return over the long term through controlled investment risk by adjusting its investment mix among stocks, long-term debt securities and short-term money market securities.

Investment Strategy
The Fund is an asset allocation fund that attempts to maximize returns with a mix of stocks, bonds and money market securities. The sub-adviser buys and sells securities for the Fund by changing its investment mix among stocks, intermediate and long-term bonds and money market securities. As a result, the Fund’s investments may change often. Also, the Fund can invest 100% in just one of these market sectors.

Unlike an index fund, which tries to increase the money you invest by matching a specific index’s performance, the Fund tries to perform better than a blend of three market sectors measured by:

-	the Standard & Poor’s (“S&P”) 500® Index;

-	the Barclays Capital U.S. Aggregate Bond Index; and

-	Treasury-Bill 3 Month Index (“T-Bill 3 Month Index”)

An asset allocation model is used to help the sub-adviser decide how to allocate the Fund’s assets. The model analyzes many factors that affect the performance of securities that comprise certain indices.

Based on the model, the sub-adviser will normally allocate the Fund’s assets approximately according to the following market sectors:

Stocks (common stock, preferred stock and convertible preferred stock)	55%
Intermediate and long-term bonds	35%
High quality money market securities	10%

The Fund has established separate sub-objectives for investments in each of the three market sectors. Within the stock sector, the Fund seeks appreciation of capital by selecting stocks of primarily large capitalization companies that the sub-adviser believes may participate in the growth of the nation’s economy. Within the bond sector, the Fund will generally seek high current income consistent with reasonable investment risk. Within the money market sector, the Fund seeks the highest level of current income consistent with liquidity, stability, and preservation of capital.

The Fund may invest up to 20% of net assets in lower quality domestic or U.S. dollar-denominated fixed income securities rated below Baa3 by Moody’s Investor Services, Inc. or BBB– by Standard & Poor’s Corporation or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. The Fund may invest up to 10% of net assets in credit default swaps. The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays Capital U.S. Aggregate Bond Index.

The Fund may also invest in foreign securities (up to 35% of total assets), loan assignments (up to 15% of net assets) and unseasoned issuers (up to 10% of net assets).

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries; however, such markets can provide higher rates of return to investors.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially

Asset Allocation Fund

lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Liquidity Risk: When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities at or near their perceived value. In such a market, the value of such securities and the Fund’s share price may fall dramatically.

Lower Rated Fixed Income Securities Risk:  A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Model Risk: The risk that the asset allocation model fails to produce the optimal allocation.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index, a blended index and each of its components: How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 4.76%.

Best quarter:  10.71%, quarter ending June 30, 2003

Worst quarter:  −10.95%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index, a blended index and each of its components. The percentages of each index included in the blended indices may differ from the percentages their respective asset classes represent in the Fund’s investment portfolio.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−22.10%	0.81%	1.66%
S&P 500® Index	−37.00%	−2.19%	−1.38%
Blended Index	−20.31%	0.90%	1.80%
Barclays Capital U.S. Agg. Bond Index	5.24%	4.65%	5.63%
T-Bill 3 Month Index	1.41%	2.98%	3.16%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value. The Blended Index is comprised of the S&P 500® Index (55%), the Barclays Capital U.S. Aggregate Bond Index (35%) and the T-Bill 3 Month Index (10%). The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index. The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Blue Chip Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

Investment Objective
The Fund seeks long-term capital growth. Income is a secondary objective.

Investment Strategy
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. Generally, large- and mid-cap stocks will include companies whose market capitalizations, at the time of purchase, are greater than or equal to the smallest company included in the Russell Midcap® Index. The smallest company in the index as of the latest reconstitution of the Russell Midcap Index on June 26, 2009 had a market-cap of approximately $829 million. “Net assets” will take into account borrowings for investment purposes.

Blue chip growth companies are firms that, in the sub-adviser’s view, are well-established in their industries and have the potential for above-average earnings growth, which may include companies in the technology sector. The sub-adviser focuses on companies with leading market positions, seasoned management, and strong financial fundamentals. The sub-adviser’s investment approach reflects the belief that solid company fundamentals (with emphasis on strong growth in earnings per share or operating cash flow) combined with a positive industry outlook will ultimately reward investors with strong investment performance. Some of the companies the sub-adviser targets will have good prospects for dividend growth.

The Fund may also invest up to 20% of its total assets in foreign securities, which include non-dollar denominated securities traded outside of the U.S.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Blue Chip Growth Fund

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products and services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 17.04%.

Best quarter:  15.24%, quarter ending June 30, 2003

Worst quarter:  −25.29%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	5 Years	(11/1/2000)

The Fund	−42.90%	−4.00%	−5.33%
S&P 500® Index	−37.00%	−2.19%	−3.75%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Broad Cap Value Income Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Barrow, Hanley, Mewhinney & Strauss, Inc.

Investment Objective
The Fund seeks total return through capital appreciation with income as a secondary objective.

Investment Strategy
Under normal circumstances, the Fund intends to invest primarily in equity securities of U.S. large- and medium-capitalization companies that the sub-adviser believes are undervalued. Generally, these companies will have a market capitalization of at least $1 billion, though the Fund may invest in small-capitalization companies.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks, but it may also invest in other securities that the sub-adviser believes provide opportunities for total return, such as preferred securities, warrants and securities convertible into common stock, and equity swaps. In addition, the Fund may invest up to 20% of its net assets in foreign securities and up to 15% of its net assets in real estate securities and real estate investment trusts (“REITs”). “Net assets” will take into account borrowing for investment purposes.

The sub-adviser will utilize a value-oriented investment style that emphasizes companies whose stocks are undervalued based on certain financial measurements, including price-to-earnings and price-to-book ratios and dividend income potential. In choosing investments, the sub-adviser utilizes a bottom-up process that involves researching and evaluating companies for potential investment. Undervalued or “deep value” stocks are generally those that are out of favor with investors and presently trading at prices that the sub-adviser feels are below what the stocks are worth in relation to their earnings. These stocks are typically those of companies possessing sound fundamentals but which have been overlooked or misunderstood by the market, with below average price-to-earnings or price-to-book ratios. The sub-adviser’s bottom-up process includes ranking current holdings and potential investments on appreciation potential through a disciplined system of stock selection that is price driven on the basis of relative return and appreciation potential. It is expected that the average price-to-earnings ratio of the Fund’s stocks will be in line with or lower than the average of the Russell 1000® Value Index. The sub-adviser may sell a security for a variety of reasons, however, existing holdings generally are sold as they approach their target price reflecting a diminishing opportunity for incremental relative return.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large and Medium Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Real Estate Investments Risk: Securities of companies in the real estate industry are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use, and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws, among others. Changes in underlying real estate values may have an exaggerated effect to the extent that REITs concentrate investments in particular geographic regions or property types.

Broad Cap Value Income Fund

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 1.42%.

Best quarter:  6.91%, quarter ending December 31, 2006

Worst quarter:  −19.19%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−34.47%	−7.88%
Russell 1000® Value Index	−36.85%	−8.28%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Capital Conservation Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks the highest possible total return consistent with preservation of capital through current income and capital gains on investments in intermediate and long-term debt instruments and other income producing securities.

Investment Strategy
The Fund invests in investment grade bonds to seek to provide you with the highest possible total return from current income and capital gains while preserving your investment. To increase the Fund’s earning potential, the sub-adviser may use a small part of the Fund’s assets to make some higher risk investments, as described herein. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Fund invests at least 75% of the Fund’s total assets, at the time of purchase, in investment-grade, intermediate- and long-term corporate bonds, as well as securities issued or guaranteed by the U.S. Government, mortgage-backed securities, asset-backed securities, collateralized mortgage obligations, and high quality money market securities. Investment grade bonds are bonds that are rated at least BBB by Standard & Poor’s Rating Group, Baa by Moody’s Investor Services, Inc. or the equivalent thereof by another rating organization or, if unrated, are determined by the sub-adviser to be of comparable quality at the time of purchase. See the Statement of Additional Information for a detailed description of the ratings.

The Fund may also invest in investment grade U.S. dollar denominated emerging market debt in an amount which is the greater of up to 5% of total assets or the percentage represented within the Barclays Capital U.S. Aggregate Bond Index.

The Fund may acquire common stocks by conversion of income-bearing securities or by exercising warrants attached to income-bearing securities. The Fund may hold up to 10% of its assets, valued at the time of acquisition, in common stocks. The Fund may invest in credit default swaps (up to 10% of net assets), loan assignments (up to 15% of net assets) and unseasoned issuers (up to 10% of net assets).

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk: As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Capital Conservation Fund

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Securities Lending Risk.  As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history and newly public companies). These companies may not have established products, more experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit”of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Barclays Capital U.S. Aggregate Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 4.34%.

Best quarter:  4.47%, quarter ending September 30, 2002

Worst quarter:  −2.55%, quarter ending June 30, 2004

Capital Conservation Fund

This table compares the Fund’s average annual returns to the returns of the Barclays Capital U.S. Aggregate Bond Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−3.00%	2.15%	3.99%
Barclays Capital U.S. Agg. Bond Index	5.24%	4.65%	5.63%

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index that is composed of securities from Barclays Capital Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index.

Core Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investment primarily in equity securities.

Investment Strategy
The Fund invests primarily in large-cap quality companies with long-term growth potential. Important characteristics of such companies include: a strong management team, a leadership position within an industry, a globally competitive focus, a strong balance sheet and a high return on equity. The Fund invests, under normal circumstances, at least 80% of net assets, at the time of purchase, in common stocks and related securities, including preferred stocks and convertible stocks. “Net assets” will take into account borrowings for investment purposes.

The investment strategy is a conservative, long-term approach which is a blend of top down sector analysis and bottom up security selection.

•	Top Down Sector Analysis. The sub-adviser analyzes the macroeconomic and investment environment, including an evaluation of economic conditions, U.S. fiscal and monetary policy, demographic trends and investor sentiment. Through top down analysis, the sub-adviser anticipates trends and changes in markets in the economy as a whole and identifies industries and sectors that are expected to outperform.

•	Bottom-Up Security Selection. Bottom-up security selection consists of the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of such factors as its management, business environment, balance sheet, income statement, anticipated earnings, revenues, dividends and other related measures of value.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Large Capitalization Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers’ assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk.  As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Core Equity Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for each calendar year for the last ten years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund’s returns reflect investment management fees and other Fund expenses.

Prior to September 1, 1999, the Fund was sub-advised by T. Rowe Price Associates, Inc. Wellington Management Company, LLP served as a sub-adviser from September 1, 1999 to March 5, 2007 and Edge Asset Management, Inc. (formerly, WM Advisors, Inc.) served as a co-sub-adviser from January 1, 2002 to March 5, 2007. BlackRock assumed sub-advisory duties on March 5, 2007.

For the year-to-date through June 30, 2009, the Fund’s return was 1.89%.

Best quarter:  16.91%, quarter ending December 31, 1999

Worst quarter:  −20.75%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−37.07%	−4.05%	−3.72%
Russell 1000® Index	−37.60%	−2.04%	−1.09%

The Russell 1000® Index is a market capitalization-weighted benchmark index made up of the 1000 largest U.S. stocks in the Russell 3000® Index.

Core Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
American Century Investment Management, Inc.

Investment Objective
The Fund seeks capital growth by investing in common stocks. Income is a secondary objective.

Investment Strategy
To pursue the Fund’s investment objective, the Fund’s sub-adviser will utilize two investment strategies. Approximately 50% of the Fund’s assets will be managed using the sub-adviser’s quantitative income and growth investment strategy, which employs quantitative management techniques in a two-step process. In the first step, the sub-adviser ranks stocks, primarily large (those with a market capitalization greater than $2 billion) publicly traded U.S. companies (measured by the value of their stock) from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value, as well as measures of its growth potential. To measure value, the sub-adviser uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, the sub-adviser uses, the rate of growth of a company’s earnings and changes in its earnings estimates, as well as other factors.

In the second step, the sub-adviser uses a technique called portfolio optimization. In portfolio optimization, the sub-adviser uses a computer to build a portfolio of stocks from the ranking described above, that the sub-adviser believes will provide the optimal balance between risk and expected return. The goal is to attempt to create a fund that provides better returns than its benchmark without taking on significant additional risk. The sub-adviser also attempts to create a dividend yield for the Fund that will be greater than that of the S&P 500® Index.

When using the quantitative income and growth strategy, the sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

-	a stock becomes less attractive relative to other stock opportunities;

-	a stock’s risk parameters outweigh its return opportunity; or

-	specific events alter a stock’s prospects.

The remainder of the Fund’s assets will be managed utilizing the sub-adviser’s large company value investment strategy, which under normal market conditions, will invest at least 80% of those assets in equity securities of large capitalization companies. The sub-adviser considers large capitalization companies to include those with a market capitalization within the range of the Russell 1000® Index. Though market capitalization may change from time to time, as of the most recent annual reconstitution on June 26, 2009, the capitalization range of the Russell 1000® Index was $829 million to $338 billion. In selecting stocks using the large company value strategy, the sub-adviser looks for companies that are temporarily out of favor in the market. The sub-adviser attempts to purchase the stock of those undervalued companies and hold each stock until it has returned to favor in the market and the price has increased to, or is higher than, a level the sub-adviser believes more accurately reflects the fair value of the company. Similarly, the sub-adviser may sell stocks from the Fund’s portfolio if it believes a stock no longer meets their valuation criteria.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the sub-adviser looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies stock prices. The sub-adviser also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase.

The sub-adviser does not attempt to time the market. Instead, under normal market conditions, the sub-adviser intends to keep the assets in the quantitative income and growth investment strategy essentially fully invested in stocks and at least 80% of the assets in the large company value investment strategy invested in equity securities of large companies regardless of the movement of stock prices generally. When the sub-adviser believes it is prudent, the Fund may invest a portion of its assets in foreign securities (up to 35% of net assets), debt securities, preferred stock, short term securities and equity equivalent securities such as convertible securities, stock futures contracts or stock index futures contracts, and other similar securities. Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risks of these types of investments.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investment in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also

Core Value Fund

apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund’s shares may fluctuate significantly in the short term.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove inaccurate.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index, S&P 500® Index and a Blended Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was −1.07%.

Best quarter:  16.25%, quarter ending June 30, 2003

Worst quarter:  −20.47%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index, S&P 500® Index and a Blended Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	5 Years	(12/11/2000)

The Fund	−35.23%	−2.28%	−2.28%
Russell 1000® Value Index	−36.85%	−0.79%	0.26%
S&P 500® Index	−37.00%	−2.19%	−3.31%
Blended Index	−36.91%	−1.48%	−1.51%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value. The Blended Index is comprised of the S&P® 500 Index (50%) and the Russell 1000® Value Index (50%).

Foreign Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Templeton Global Advisors Ltd.

Investment Objective
The Fund seeks long-term growth of capital.

Investment Strategy
Under normal market conditions, the Fund invests primarily in equity securities of companies located outside the U.S., including emerging markets. Typically, the Fund will invest at least 80% of its net assets in “foreign securities,” as defined below, which may include emerging markets. “Net assets” will take into account borrowings for investment purposes.

For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies:

-	whose principal securities trading markets are outside the U.S.;

-	that derive 50% or more of their total revenue from either goods or services produced or sales made in markets outside the U.S.;

-	that have 50% or more of their assets outside the U.S.;

-	that are linked to non-U.S. dollar currencies; or

-	that are organized under the laws of, or with principal offices in, another country.

Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest all of its assets in securities of issuers located in emerging markets.

The Fund also invests in American, European and Global depositary receipts. These are certificates issued typically by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. The Fund, from time to time, may have significant investments in one or more countries or in particular sectors such as technology (including computer hardware and software, electronics, and telecommunications) and financial institutions.

Depending upon current market conditions, the Fund may invest in debt securities of companies and governments located anywhere in the world. Debt securities represent the obligation of the issuer to repay a loan of money to it, and generally pay interest to the holder. Bonds, notes and debentures are examples of debt securities.

When choosing equity investments for the Fund, the sub-adviser applies a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the sub-adviser’s evaluation of the company’s long-term earnings, asset value and cash flow potential. The sub-adviser also considers and analyzes various measures relevant to stock valuation, such as a company’s price/cash flow ration, price/earnings ratio, profit margins and liquidation value.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Country, Sector or Industry Risk: To the extent the Fund invests a significant portion of its assets in one or more countries, sectors or industries at any time, the Fund will face a greater risk of loss due to factors affecting the single country, sector or industry than if the Fund always maintained wide diversity among the countries, sectors and industries in which it invests. For example, technology companies involve risks due to factors such as the rapid pace of product change, technological developments and new competition. Their stocks historically have been volatile in price, especially over the short term, often without regard to the merits of individual companies. Banks and financial institutions are subject to potentially restrictive governmental controls and regulations that may limit or adversely affect profitability and share price. In addition, securities in that sector may be very sensitive to interest rate changes throughout the world.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not

Foreign Value Fund

subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International Europe, Austalasia and Far East Index (“MSCI EAFE Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 16.97%.

Best quarter:  9.40%, quarter ending December 31, 2006

Worst quarter:  −23.79%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−44.55%	−8.50%
MSCI EAFE Index	−43.38%	−6.29%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

Global Equity Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
BlackRock Investment Management, LLC (“BlackRock”)

Investment Objective
The Fund seeks capital appreciation.

Investment Strategy
The Fund invests mainly in common stocks of companies worldwide that are believed to have favorable investment potential. For example, the Fund may purchase stocks of companies with stock prices that reflect a value lower than that which the sub-adviser places on the company. The sub-adviser also considers other factors that it believes will cause the stock price to rise.

Under normal circumstances, the Fund invests at least 80% of its net assets in equity investments. The Fund invests primarily in global equity securities of any market capitalization. In addition, the Fund invests mainly in companies located in developed countries, though it may invest up to 25% of its total assets in stocks of issuers in emerging market countries. “Net assets” will take into account borrowings for investment purposes.

Under normal market conditions, the Fund will invest significantly (at least 40% of its total assets) in issuers (i) organized or located outside of the U.S., (ii) whose primary trading market is located outside the U.S. or (iii) doing a substantial amount of business outside the U.S., which the Fund considers to be a company that derives at least 50% of its revenue from business outside the U.S. or has at least 50% of its assets outside the U.S. The Fund will allocate its assets among various regions and countries, including the U.S. (but in no less than three different countries).

The Fund may also invest up to 20% of its total assets in global fixed income securities, including emerging market debt. The Fund’s fixed income investments may include corporate bonds, U.S. government debt securities, non-U.S. government and supranational debt securities, asset-backed securities, mortgage-backed securities, emerging market debt securities and non-investment grade debt securities (high yield or junk bonds). From time to time, the Fund may invest in derivative securities or strategies, such as options, futures, equity swaps and currency forward contracts. The Fund will invest in securities of non-U.S. issuers that can be U.S.-dollar based or non-U.S.-dollar based on a hedged or unhedged basis. The Fund may enter into currency transactions on a hedged or unhedged basis in order to seek total return. With respect to equity investments, the Fund primarily buys common stock but may also invest in depositary receipts (up to 25% of total assets), preferred stock and convertible securities.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Convertible Securities Risk:  The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk:  Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since

Global Equity Fund

many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of Global Broad Market Index (“S & P Global BMI”) and the Morgan Stanley Capital International World Index (“MSCI World Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

From inception through September 11, 2009, Putnam Investment Management, LLC was sub-adviser to the Fund. BlackRock assumed subadvisory duties on September 11, 2009.

For the year-to-date through June 30, 2009, the Fund’s return was 7.08%.

Best quarter:  10.66%, quarter ending June 30, 2007

Worst quarter:  −24.29%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S & P Global BMI and the MSCI World Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−46.09%	−10.01%
S & P Global BMI	−42.42%	−7.22%
MSCI World Index	−40.71%	−7.69%

Effective September 11, 2009, the Fund changed its benchmark from the MSCI World Index to the S&P Global BMI because Fund management believes it is a more appropriate measure of the sub-adviser’s investment style and is better aligned with the Fund’s investment strategies. The S&P Global BMI is a comprehensive, rules-based index designed to measure global stock market performance. The index covers all publicly listed equities with float-adjusted market values of US$100 million or more and annual dollar value traded of at least US$50 million in all included countries. The index is composed of the S&P Developed BMI (25 markets) and the S&P Emerging BMI (21 markets). The MSCI World Index is a market-capitalization weighted index composed of companies representative of the developed market countries in North America, Europe and the Asia/Pacific region.

Global Real Estate Fund
 Fact Sheet

Investment Adviser
VALIC

Investment Sub-advisers
Goldman Sachs Asset Management, L.P. (“GSAM”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Investment Objective
The Fund seeks high total return through long-term growth of capital and current income.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets in a diversified portfolio of equity investments in real estate and real estate-related companies. A company is considered a “real estate company” or “real estate-related company” if at least 50% of its net assets, gross income or net profits are attributable to ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate. These companies include (i) real estate investment trusts (“REITs”) or other real estate operating companies that (a) own property, (b) make or invest in short-term construction and development mortgage loans, or (c) invest in long-term mortgages or mortgage pools, and (ii) companies whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions that issue or service mortgages.

The principal type of securities purchased by the Fund is common stock which is a type of equity security. The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio. The Fund may purchase debt securities including U.S. Treasury and agency bonds and notes. The Fund may invest up to 10% of net assets in non-investment grade debt securities (commonly known as “junk bonds”).

The Fund may invest up to 75% of its total assets in foreign securities, including securities of issuers in emerging markets. The Fund expects to invest a substantial portion of its assets in the securities of issuers located in Japan, the United Kingdom, Australia, Hong Kong, Singapore, Canada and France. From time to time, the Fund’s investments in a particular country may exceed 25% of its investment portfolio.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company and, as noted above, may concentrate its assets in a smaller number of issuers than a diversified portfolio.

The Fund may engage in short sales of securities. Generally, the Fund may sell a security short to (1) take advantage of an expected decline in the security price in anticipation of purchasing the same security at a later date at a lower price, or (2) to protect a profit in a security that it owns. The Fund will not sell a security short, if as a result of such short sale, the aggregate market value of all securities sold short exceeds 10% of the Fund’s total assets.

Invesco Aim, through a sub-sub-advisory relationship with its affiliate, Invesco Institutional (N.A.), Inc., is responsible for investing the portion of the Fund’s assets invested in domestic real estate securities and GSAM is generally responsible for investing the portion of the Fund’s assets invested in international real estate securities. GSAM and Invesco Aim each manage approximately 50% of the Fund’s assets.

“Net assets” will take into account borrowing for investment purposes.

Investment Risks
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk:  Because the Fund concentrates its investments in REITs and other companies related to the real estate industry, the value of your shares may rise and fall more than the value of shares of a fund that invests in a broader range of companies and industries.

Credit Risk:  The risk that an issuer of a fixed-income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk:  Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk:  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk:  Investments in foreign securities involve additional risks due to changes in things such as currency exchange rates, unfavorable political and legal developments or social, economic and financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as readily available. Loss may also result from the imposition of exchange controls, confiscations and other governmental restrictions. Foreign settlement procedures may

Global Real Estate Fund

also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk:  The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Market Risk:  The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk:  Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Non-Diversification Risk:  The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified fund’s risk may increase because the effect of each security on its performance is greater.

Real Estate Risk:  Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Real estate company share prices may drop because of the failure of borrowers to pay their loans and poor management. Many real estate companies, including REITs, utilize leverage (and some may be highly leveraged), which increases investment risk and could adversely affect a real estate company’s operations and market value in periods of rising interest rates. Financial covenants related to real estate company leveraging may affect the company’s ability to operate effectively. Real estate risks may also arise where real estate companies fail to carry adequate insurance, or where a real estate company may become liable for removal or other costs related to environmental contamination.

Real estate companies tend to be small to medium-sized companies. Real estate company shares, like other small company shares, can be more volatile than, and perform differently from, larger company shares. There may be less trading in a smaller company’s shares, which means that buy and sell transactions in those shares could have a larger impact on the share’s price than is the case with large company shares.

The Fund could conceivably hold real estate directly if a company defaults on debt securities the Fund owns. In that event, an investment in the Fund may have additional risks relating to direct ownership in real estate, including environmental liabilities, difficulties in valuing and selling real estate, declines in the value of the properties, risks relating to general and local economic conditions, changes in the climate for real estate, increasing taxes, expenses and costs, changes in laws, casualty and condemnation losses, rent control limitation and increase in interest rates.

The value of the Fund’s investment in REITs is affected by the factors listed above, as well as the management skill of the persons managing the REIT. Because REITs have expenses of their own, the Fund will bear a proportionate share of those expenses. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries or regions.

U.S. Government Obligations Risk:  U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-advisers, may fail to produce the intended return.

Short Sales Risk:  If the Fund sells a security short that it does not own, and the security increases in value, the Fund will have to pay the higher price to purchase the security. Since there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited. The more the Fund pays to purchase the security, the more it will lose on the transaction and the more the price of your shares will be affected. If the Fund sells a security short that it owns (short sale against the box), any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The Fund will also incur transaction costs to engage in short sales.

Performance
The Fund is a new offering and has no performance history.

Global Social Awareness Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to obtain growth of capital through investment, primarily in common stocks, in companies which meet the social criteria established for the Fund. The Fund will typically invest in stocks of large capitalization companies domiciled in the U.S., Europe, Japan and other developed markets.

The Fund does not invest in companies that are significantly engaged in:

-	the production of nuclear energy;

-	the manufacture of military weapons or delivery systems;

-	the manufacture of alcoholic beverages or tobacco products;

-	the operation of gambling casinos;

-	business practices or the production of products that have a severe impact on the environment; or

-	labor relations disputes or breach of core international labor standards.

In addition, the Fund does not invest in companies that have operations in countries with significant human rights concerns.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are domiciled in the U.S. and foreign companies meeting the Fund’s social criteria. Generally, the Fund will invest 50% of net assets in foreign securities. The sub-adviser may, however, change the allocation between U.S. and foreign securities provided that the Fund’s investments in foreign securities does not exceed 60% of net assets. “Net assets” will take into account borrowings for investment purposes.

In addition, the Fund may invest up to 20% of net assets in the securities of other types of companies meeting the social criteria, including preferred stock, convertible securities, and high quality money market securities and warrants. All percentages are calculated at the time of purchase.

To find out which companies meet the Fund’s social criteria, the sub-adviser relies on industry classifications, research services such as the Institutional Shareholder Services and Ethical Investment Research Services, and special magazines and papers that publish this type of information.

Since the Fund’s definition of social criteria is not “fundamental,” VC I’s Board of Directors may change it without shareholder approval. When deciding to make changes to the criteria, the Board will consider, among other things, new or revised state laws that govern or affect the investments of public funds.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk:  A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Social Criteria Risk: If a company stops meeting the Fund’s social criteria after the Fund invested in it, the Fund will sell these investments even if this means the Fund loses money. Also, if the Fund changes its social criteria and the companies the Fund has already invested in no longer qualify, the Fund will sell these investments even if this means the Fund loses money. Social criteria screening will limit the availability of investment opportunities for the Fund more than for funds having no such criteria.

Global Social Awareness Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI World Index. Performance for periods prior to October 1, 2007 reflects results when the Fund was managed using an investment strategy that focused on U.S. companies that met the Fund’s social criteria. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 6.91%.

Best quarter:  16.49%, quarter ending June 30, 2003

Worst quarter:  −23.46%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the MSCI World Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−39.98%	−3.59%	−2.55%
MSCI World Index	−40.71%	−0.51%	−0.64%

The MSCI World Index is a market capitalization weighted index composed of companies representative of the developed market countries in North America, Europe and the Asia/Pacific region.

Global Strategy Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Franklin Advisers, Inc. (“Franklin Advisers”)
Templeton Investment Counsel, LLC
  (“Templeton Investment”)

Investment Objective
The Fund seeks high total return.

Investment Strategy
Under normal market conditions, the Fund invests in equity securities of companies in any country, fixed income (debt) securities of companies and governments of any country, and in money market securities. The mix of investments will be adjusted to capitalize on the total return potential produced by changing economic conditions throughout the world.

There are no minimum or maximum percentage targets for each asset class, though under normal market conditions the Fund invests 50% to 80% of its assets in equity securities. In addition, under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities. Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest up to 50% of its total assets in securities of issuers located in emerging markets.

The Fund’s debt investments generally focus on “investment grade” securities. The Fund may also invest in debt securities that are rated below investment grade or, if unrated, determined by the sub-adviser to be of comparable rating, including high yield debt securities and debt securities that are in default at the time of purchase. The Fund may invest up to 30% of its total assets in such high yield, lower-rated debt securities, commonly referred to as “junk bonds”, and up to 10% in defaulted debt securities. Many debt securities of non-U.S. issuers, and especially emerging market issuers, are rated below investment grade or are unrated so that their selection depends on the sub-adviser’s internal analysis.

The sub-advisers’ investment philosophy is bottom-up, value-oriented, and long-term. In choosing equity investments, the sub-adviser will focus on the market price of a company’s securities relative to its evaluation of the company’s potential long-term earnings, asset value and cash flow. A company’s historical value measures, including price/earnings ratio, profit margins, and liquidation value, will also be considered, but are not limiting factors.

In choosing debt investments, the sub-adviser allocates its assets among issuers, geographic regions, and currencies based upon its assessment of relative interest rates among currencies, the sub-adviser’s outlook for changes in interest rates, and credit risks. With respect to debt securities, the sub-adviser may also from time to time seek to hedge (protect) against currency risks by using forward currency exchange contracts.

Franklin Advisers manages the debt portion of the Fund and Templeton Investment manages the equity portion of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks as presented alphabetically, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Lower Rated Fixed Income Securities Risk: A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of

Global Strategy Fund

factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International All Country World Index (“MSCI AC World Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 5.86%.

Best quarter:  8.48%, quarter ending December 31, 2006

Worst quarter:  −8.74%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the MSCI AC World Index for the periods shown.

		Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−20.79%	2.25%
MSCI AC World Index	−41.85%	−6.97%

The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets.

Government Securities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks high current income and protection of capital through investments in intermediate and long-term U.S. Government debt securities.

Investment Strategy
The Fund invests at least 80% of net assets in intermediate and long-term U.S. Government and government sponsored debt securities. “Net assets” will take into account borrowings for investment purposes. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

The Fund may also invest in asset-backed securities, high quality corporate debt securities and high quality domestic money market securities. The Fund may also invest up to 20% of its net assets in high quality foreign investments payable in U.S. dollars. All percentages are calculated at the time of purchase.

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, the Fund’s portfolio turnover rate is provided for each of the last five years.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices.

U.S. Government Obligations Risk. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities

Government Securities Fund

with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Barclays Capital U.S. Government Bond Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIG Global Investment Corp. served as sub-adviser of the Fund from January 1, 2002 to August 7, 2009. SAAMCo assumed sub-advisory duties effective August 10, 2009.

For the year-to-date through June 30, 2009, the Fund’s return was −4.68%.

Best quarter:  6.87%, quarter ending December 31, 2008

Worst quarter:  −2.90%, quarter ending June 30, 2004

This table compares the Fund’s average annual returns to the returns of the Barclays Capital U.S. Government Bond Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	9.76%	5.26%	5.55%
Barclays Capital U.S. Govt. Bond Index	12.39%	6.06%	6.16%

The Barclays Capital U.S. Government Bond Index is a market-value weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
American Century Global Investment Management, Inc.
American Century Investment Management, Inc.

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The Fund attempts to achieve its investment objective by investing its assets using three distinct investment strategies, a growth strategy, a disciplined growth strategy and a global growth strategy. The percentage of assets devoted to a particular strategy may vary due to differences in asset class performance or prevailing market conditions.

		Disciplined	Global
	Growth	Growth	Growth
	Strategy	Strategy	Strategy

Long Term Allocation Target	65%	20%	15%
Operating Ranges over Short-Term Periods	65%	20-35%	0-15%

Growth and Global Growth Investment Strategies: For the assets invested pursuant to the Growth and Global Growth investment strategies, the sub-advisers will look for stocks of companies they believe will increase in value over time, using a proprietary investment strategy. In implementing the strategy, the sub-adviser uses a bottom-up approach to stock selection. This means that the sub-adviser makes its investment decisions based primarily on the analysis of individual companies, rather than on broad economic forecasts. Management of the Fund is based on the belief that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. The techniques used by the sub-adviser help it buy or hold the stocks of companies it believes have favorable growth prospects and sell the stocks of companies whose characteristics no longer meet their criteria.

With respect to the Growth strategy, the sub-adviser invests primarily in larger sized U.S. companies, but also may invest in securities of foreign companies, including companies located in emerging markets.

With respect to the Global Growth strategy, the sub-adviser will invest primarily in equity securities of issuers located in developed countries world-wide (including the United States). In addition, the portfolio managers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the portfolio managers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

Disciplined Growth Investment Strategy: For the assets invested pursuant to this strategy, the sub-adviser will utilize quantitative management techniques in a two-step process. In the first step, the managers rank stocks, primarily large (those with a market capitalization greater than $2 billion), publicly traded U.S. companies (measured by the value of their stock) from most attractive to least attractive. This is determined using a stock selection model that focuses primarily on measures of a stock’s growth potential and earnings sustainability.

In the second step, the sub-adviser uses a quantitative model to build a portfolio of stocks from the ranking described above that they believe will provide the optimal balance between risk and expected return. The sub-adviser generally sells stocks from the Fund’s portfolio when it believes:

-	a stock becomes less attractive relative to other stock opportunities;

-	a stock’s risk parameters outweigh its return opportunity; or

-	specific events alter a stock’s prospects.

The goal is to provide better returns for the assets invested pursuant to this strategy than the Russell 1000® Growth Index, without taking on significant additional risk.

The Fund may invest up to 20% of its total assets in securities of companies located in foreign countries.

Under normal market conditions, the sub-adviser intends to keep the Fund fully invested in stocks regardless of the movement of stock prices generally. However, the Fund can purchase other types of securities as well, such as options, preferred stock, equity equivalent securities (such as convertible securities, stock futures contracts or stock index futures contracts), forward currency exchange contracts, notes, bonds and other debt securities of companies, and obligations of domestic or foreign governments and their agencies.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in futures, options, warrants and swap contracts, if any, are subject to additional volatility and potential losses. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter

Growth Fund

instruments also involve the risk that the other party to the derivative transaction will not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries; however, such markets can provide higher rates of return to investors.

Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that the sub-adviser has placed on it.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses. American Century Investment Management, Inc. has served as sub-adviser since the Fund’s inception. American Century Global Investment Management, Inc. became a sub-adviser on December 10, 2007.

For the year-to-date through June 30, 2009, the Fund’s return was 11.72%.

Best quarter:  8.70%, quarter ending September 30, 2007

Worst quarter:  −23.80%, quarter ending December 31, 2008

Growth Fund

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Growth Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−39.64%	−11.32%
Russell 1000® Growth Index	−38.44%	−9.38%

The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Growth & Income Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks to provide long-term growth of capital and, secondarily, current income through investment in common stocks and equity-related securities.

Investment Strategy
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. The sub-adviser uses a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market. The Fund will usually consist of a diversified selection of large capitalization stocks with a tendency toward lower price/earnings multiples.

The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to February 22, 1999, the Fund was sub-advised by Value Line, Inc. VALIC assumed management of the Fund effective February 22, 1999. SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 2.63%.

Best quarter:  13.75%, quarter ending December 31, 1999

Worst quarter:  −23.06%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−36.75%	−2.58%	−1.83%
S&P 500® Index	−37.00%	−2.19%	−1.38%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Health Sciences Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
T. Rowe Price Associates, Inc.

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The Fund pursues long-term capital appreciation by normally investing at least 80% of net assets in the common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed “health sciences”). “Net assets” will take into account borrowings for investment purposes. While the Fund can invest in companies of any size, the majority of Fund assets are expected to be invested in large- and medium-capitalization companies.

The Fund’s sub-adviser divides the health sciences sector into four main areas: pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. The allocation among these four areas will vary depending on the relative potential the sub-adviser sees within each area and the outlook for the overall health sciences sector.

The Fund will use fundamental, bottom-up analysis that seeks to identify high-quality companies and the most compelling investment opportunities. In general, the Fund will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a “value” approach, which gives preference to seemingly undervalued companies, may be emphasized.

The Fund may invest up to 35% of its total assets in foreign stocks, which include non-dollar denominated securities traded outside the U.S.

In pursuing its investment objective, the Fund’s sub-adviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Fund’s sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, a new product introduction or a favorable competitive development.

While most assets will be invested in common stocks, other securities may also be purchased, including futures and options, in keeping with Fund objectives. In addition, the Fund writes call and put options primarily as a means of generating additional income. Normally, the Fund will own the securities on which it writes these options. The premium income received by writing covered calls can help reduce but not eliminate portfolio volatility. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk:  Since this Fund is concentrated in the health sciences industry, it is less diversified than stock funds investing in a broader range of industries and, therefore, could experience significant volatility. It may invest a considerable portion of assets in companies in the same business, such as pharmaceuticals, or in related businesses, such as hospital management and managed care. Developments that could adversely affect the Fund’s share price include:

-	increased competition within the health care industry;

-	changes in legislation or government regulations;

-	reductions in government funding;

-	product liability or other litigation;

-	the obsolescence of popular products; and

-	changes in investor perception regarding the sector.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large- and Medium-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially

Health Sciences Fund

lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies. Medium capitalization companies, which usually do not have as much financial strength as large capitalization companies, may not be able to do as well in difficult times and may be more volatile.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each security on the Fund’s performance is greater.

Other Stock Risks: Growth stocks can have steep declines if their earnings disappoint investors. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Sector Risk: Securities of companies within specific sectors of the economy can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions regarding a sector. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.

Unseasoned Issuer Risk: The level of risk will be increased to the extent that the Fund has significant exposure to smaller or unseasoned companies (those with less than a three-year operating history), and newly public companies. These companies may not have established products, experienced management, or an earnings history and their stocks may lack liquidity and be very volatile.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500 Health Care Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 9.35%.

Best quarter:  20.84%, quarter ending June 30, 2001

Worst quarter:  −24.27%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500 Healthcare Index for the periods shown.

			Since Inception
As of December 31, 2008	1 Year	5 Years	(11/1/2000)

The Fund	−29.58%	3.21%	0.81%
S&P 500 Health Care Index	−22.80%	−0.73%	−1.97%

The S&P 500® Health Care Index is an unmanaged, market-capitalization weighted index consisting of healthcare companies in the S&P 500® Index and is designed to measure the performance of the healthcare sector.

Inflation Protected Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp.

Investment Objective
The Fund seeks maximum real return, consistent with appreciation of capital and prudent investment management. “Real return” equals total return less the estimated rate of inflation, which is typically measured by the change in an official inflation measure.

Investment Strategy
The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed fixed income securities issued by domestic and foreign governments (including those in emerging market countries), their agencies or instrumentalities, and corporations. “Net assets” will take into account borrowing for investment purposes.

Inflation-indexed fixed income securities are structured to provide protection against the negative effects of inflation. The value of a fixed income security’s principal or the interest income paid on the fixed income security is adjusted to track changes in an official inflation measure, usually the Consumer Price Index for Urban Consumers (“CPI-U”) with respect to domestic issuers. Inflation-indexed fixed income securities issued by a foreign government or foreign corporation are adjusted to reflect a comparable inflation index, calculated by that government. Repayment of the original principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds (“TIPS”), even during a period of deflation. However, the current market value of the fixed income security is not guaranteed, and will fluctuate. Inflation-indexed fixed income securities, other than TIPS, may not provide a similar guarantee and are supported only by the credit of the issuing entity. If a guarantee of principal is not provided, the adjusted principal value of the fixed income security repaid at maturity may be less than the original principal.

Inflation-indexed fixed income securities issued by corporations may be similar to TIPS, but are subject to the risk of the corporation’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the credit-worthiness of the issuer and general market liquidity. There are many different types of corporate bonds, and each bond issue has specific terms.

The Fund’s share price and total return may fluctuate within a wide range, similar to the fluctuations of the overall fixed income securities market. The value of inflation-indexed fixed income securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed fixed income securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed fixed income securities.

The Fund invests primarily in investment grade securities rated Baa3 or higher by Moody’s Investors Service, Inc. or BBB– or higher by Standard & Poors Ratings Services, but may invest up to 10% of its total assets in high yield securities, or junk bonds, rated C or higher by Moody’s or CC or higher by S&P or, if unrated, determined by the sub-adviser to be of comparable quality at the time of investment. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers.

The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities provided such investments in derivative instruments are consistent with the Fund’s investment policy. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

The Fund is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Call Risk: During periods of falling interest rates, a bond issuer may “call” — or repay — its high-yielding bonds before their maturity date. In the event a bond is called, the Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investment in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with

Inflation Protected Fund

respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

Liquidity Risk: The market for inflation protected fixed income securities is relatively new and is still developing. For this reason, the market may at times, have relatively low trading volume, which could result in lower liquidity and increased volatility.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mortgage Risk: Mortgage-related securities may be issued or guaranteed by the U.S. Government, its agencies or instrumentalities or may be issued by private issuers and as such are not guaranteed by the U.S. Government, its agencies or instrumentalities. Like other debt securities, changes in interest rates generally affect the value of a mortgage-backed security. Additionally, some mortgage-backed securities may be structured so that they may be particularly sensitive to interest rates.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified investment company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each security on the Fund’s performance is greater.

Non-Mortgage Asset-Backed Securities Risk: Certain non-mortgage asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or government-sponsored entities. In the event of a failure of these securities or of mortgage-related securities issued by private issuers to pay interest or repay principal, the assets backing these securities such as automobiles or credit card receivables may be insufficient to support the payments on the securities.

Risks of Indexing Methodology: There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the Untied States. If the market perceives that the adjustment mechanism of an inflation-indexed security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Inflation Protected Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Barclays Capital U.S. Treasury Inflation-Protected (TIPS) Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 3.78%.

Best quarter:  4.00%, quarter ending December 31, 2007

Worst quarter:  –5.03%, quarter ending September 30, 2008

This table compares the Fund’s average annual returns to the returns of the Barclays Capital U.S. TIPS Index for the periods shown.

		Since Inception
As of December 31, 2008	1 Year	(12/20/2004)

The Fund	−5.32%	1.30%
Barclays Capital U.S. TIPS Index	−2.35%	2.99%

The Barclays Capital U.S. TIPS Index measures the performance of fixed-income securities with fixed-rate coupon payments that adjust for inflation, as measured by the Consumer Price Index for All Urban Consumers.

International Equities Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in large-cap stocks domiciled in developed markets located outside North America, utilizing both active and passive investment strategies. “Net assets” will take into account borrowings for investment purposes.

The Fund’s active investment strategy utilizes both quantitative and fundamental research and techniques to select securities, and combined with the Fund’s passive investment strategy, has the objective of modest outperformance relative to the Morgan Stanley Capital International, Europe, Australasia and the Far East Index. Although the Fund invests primarily in securities of issuers located in developed countries, the Fund may invest up to 15% of its net assets in securities of issuers located in emerging markets, which will primarily be conducted through investments in exchange traded funds.

In addition to common stocks, the Fund may invest up to 20% of net assets in other securities, including convertible stocks, preferred stocks and warrants. The Fund may invest up to 33 1/3% of total assets in futures and options, including covered put and call options on foreign currencies, listed and unlisted put and call options on currency futures, and listed and unlisted foreign currency contracts. All percentages are calculated as of the time of purchase.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk: The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: When investing a substantial amount of assets in issuers located in a single country or a limited number of countries, there is a risk that economic, political and social conditions in those countries will have a significant impact on the performance of the Fund’s investments and investment performance may also be more volatile when the Fund concentrates its investments in certain countries, especially emerging market countries.

Investment Company Risk: If the Fund invests in shares of another investment company, the Fund bears a proportionate share of the other investment company’s expenses. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of

International Equities Fund

rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by the sub-adviser, may fail to produce the intended return.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the MSCI EAFE Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 6.04%.

Best quarter:  18.33%, quarter ending December 31, 1999

Worst quarter:  –20.95%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−43.40%	0.88%	−0.87%
MSCI EAFE Index	−43.38%	1.66%	0.80%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks.

International Government Bond Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks high current income through investments primarily in investment grade debt securities issued or guaranteed by foreign governments.

Investment Strategy
The Fund aims to give you foreign investment opportunities primarily in investment grade government and government sponsored debt securities. Since the Fund expects to concentrate in certain foreign government securities, it is classified as a “non-diversified” investment company. Also, the Fund attempts to have all of its investments payable in foreign currencies. The Fund may also convert its cash to foreign currency.

Under normal circumstances, at least 80% of net assets of the Fund must be government issued, sponsored, or guaranteed. “Net assets” will take into account borrowings for investment purposes. The Fund invests at least 65% of total assets in investment grade debt securities. The Fund may invest up to 35% of total assets in below investment grade securities. Examples of Fund investments include foreign debt and foreign money market securities, high quality domestic money market securities and debt obligations issued or guaranteed by the U.S. Government, and foreign currency exchange transactions. Additionally, the Fund may hedge currency, and may invest up to 50% of total assets in futures and options (derivatives), for currency hedging purposes. Futures and options include covered put and call options on foreign currencies, listed put and call options on currencies, and listed and unlisted foreign currency futures contracts. All percentages are calculated as of the time of purchase.

The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

The Fund uses a blend of the Citigroup World Government Bond Index and the JP Morgan Emerging Markets Bond Index Plus as a guide for choosing countries in which to invest, though the Fund may invest in securities in other countries not represented in either benchmark. The Fund may invest significantly in government securities of emerging market countries.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section we provide the Fund’s portfolio turnover rate for each of the last five years.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Interest Rate Risk: The risk that fluctuations in interest rates may affect the value of the Fund’s interest-paying fixed income securities. The value of an interest-paying fixed income security is inversely related to interest rates such that when interest rates rise the value of the securities decline and when interest rates fall, the value of the securities increase.

Lower Rated Fixed Income Securities Risk: A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investment in lower rated fixed income securities involves significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The

International Government Bond Fund

market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of funds.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in certain foreign government securities than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each such security on the Fund’s performance is greater.

Prepayment Risk: The risk that issuers of fixed income securities will make prepayments earlier than anticipated during periods of falling interest rates requiring the Fund to invest in new securities with lower interest rates. This will reduce the stream of cash payments that flow through the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Citigroup World Government Bond Index (WGBI), the JPMorgan Emerging Markets Bond Index Plus (EMBI+) and a blended index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 3.57%.

Best quarter:  7.89%, quarter ending December 31, 2002

Worst quarter:  −5.49%, quarter ending March 31, 2001

This table compares the Fund’s average annual returns to the returns of the Citigroup WGBI, the JPMorgan EMBI+ and a blended index.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−0.56%	4.79%	4.62%
Citigroup WGBI (unhedged)	10.83%	6.01%	5.85%
JPMorgan EMBI+	−9.70%	5.83%	10.94%
Blended Index	4.51%	6.06%	7.51%

The Citigroup World Government Bond Index is an unmanaged index of debt securities of major foreign government bond markets. The JPMorgan EMBI+ tracks total returns for traded external debt instruments in the emerging markets. The instruments include external-currency-denominated Brady bonds, loans and Eurobonds, as well as U.S. dollar local markets instruments. The Blended Index is comprised of the Citigroup WGBI (70%) and the JPMorgan EMBI+ (30%).

International Growth I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
American Century Global Investment Management, Inc.  (“American Century”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)
Massachusetts Financial Services Company (“MFS”)

Investment Objective
The Fund seeks capital growth through investments primarily in equity securities of issuers in developed foreign countries.

Investment Strategies
Each of the Fund’s sub-advisers uses a proprietary investment strategy that they developed to invest in stocks of companies that they believe will increase in value over time. Each sub-adviser’s investment strategy uses a bottom-up approach to stock selection. This means that the sub-advisers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts. The Fund will usually purchase equity securities of foreign companies. Equity securities include common stock, preferred stock and equity equivalent securities, such as depositary receipts, securities convertible into common stock, stock futures contracts or stock index futures contracts.

Generally, their strategy is to find companies with earnings and revenue growth. Ideally, the sub-advisers look for companies whose earnings and revenues are not only growing, but growing at a successively faster, or accelerating, pace. This strategy is based on the premise that, over the long term, the stocks of companies with earnings and revenue growth have a greater-than-average chance to increase in value. The sub-advisers may also look for companies that they believe offer the potential for sustainable earnings growth that are also trading at reasonable valuations.

In addition to locating strong companies with earnings, revenue and/or cash flow growth, the sub-advisers believe that it is important to diversify the Fund’s holdings across different countries and geographical regions in an effort to manage the risks of an international portfolio. For this reason, the sub-advisers also consider the prospects for relative economic growth among countries or regions, economic and political conditions, expected inflation rates, currency exchange fluctuations and tax considerations when making investments.

The sub-advisers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the Fund essentially fully invested in stocks regardless of the movement of stock prices generally. The Fund may also invest a portion of its assets in forward currency exchange contracts, over-the-counter transactions, short-term securities, non-leveraged futures and option contracts, notes, bonds and other debt securities of companies, and obligations of foreign governments and their agencies, or other similar securities.

Futures contracts, a type of derivative security, can help the Fund’s cash assets remain liquid, while performing more like stocks. The Fund has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the sub-advisers cannot leverage the Fund’s assets by investing in a derivative security if it would be possible for the Fund to lose more money than it invested.

In determining whether a company is foreign, the sub-advisers will consider various factors, including where the company is headquartered, where the company’s principal operations are located, where the company’s revenues are derived, where the principal trading market is located, the country in which the company was legally organized and whether the issuer is included in an index which is representative of that country. The weight given to each of these factors will vary depending on the circumstances in a given case. The Fund considers developed countries to include Australia, Austria, Belgium, Bermuda, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The Fund’s assets will be invested primarily in at least three developed countries (excluding the United States).

The Fund may invest a relatively large percentage of its assets in a single country, a small number of countries, or a particular geographic region.

The Fund may also invest up to 20% of its net assets in the securities of emerging market (non-developed) countries. Securities of issuers in emerging market countries means securities of issuers that (i) have their principal place of business or principal office in an emerging market country or (ii) derive a significant portion of their business from emerging market countries. An emerging market is a market within a country in its initial stages of its industrial cycle and may have less stable social, political and/or economic conditions.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

As of June 30, 2009, American Century managed approximately 50% of the Fund’s assets and Invesco Aim and MFS each managed approximately 25% of the Fund’s assets. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the

International Growth I Fund

United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations. Certain derivative transactions are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Emerging Markets Risk:  The risks associated with investment in foreign securities are heightened in connection with investments in the securities of issuers in emerging markets, as these markets are generally more volatile than the markets of developed countries.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country, a limited number of countries, or a particular geographic region. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Price Volatility Risk: The value of the Fund’s shares may fluctuate significantly in the short term.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by a sub-adviser, may fail to produce the intended return.

International Growth I Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Morgan Stanley Capital International, Europe, Australasia and the Far East Index (“MSCI EAFE Index”). How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

American Century has served as sub-adviser of the Fund since its inception. As of June 20, 2005, Invesco Aim and MFS became sub-advisers to the Fund.

For the year-to-date through June 30, 2009, the Funds return was 9.02%.

Best quarter:  16.07%, quarter ending June 30, 2003

Worst quarter:  −20.83%, quarter ending December 31, 2002

This table compares the Fund’s average annual returns to the returns of the MSCI EAFE Index for the periods shown.

			Since Inception
As of December 31, 2008	1 Year	5 Years	(12/11/2000)

The Fund	−41.99%	2.02%	−2.27%
MSCI EAFE Index	−43.38%	1.66%	0.02%

The MSCI EAFE Index is comprised of the 21 Morgan Stanley Capital International country indices and measures the performance of approximately 1,000 large-cap stocks from Europe, Australia and the Far East.

Large Cap Core Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Evergreen Investment Management Company, LLC

Investment Objective
The Fund seeks capital growth with the potential for current income.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of its net assets in the common stocks of large capitalization U.S. companies. Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion. “Net assets” will take into account borrowing for investment purposes.

The Fund’s stock selection is based on a diversified style of equity management that allows it to invest in both growth and value-oriented equity securities. “Growth” stocks are stocks of companies which the Fund’s portfolio managers believe have anticipated earnings ranging from steady to accelerated growth. “Value” stocks are stocks of companies that they believe are currently undervalued in the marketplace. The Fund’s portfolio managers look for companies that they believe are temporarily undervalued in the marketplace, sell at a discount to their private market values and display certain characteristics such as earning a high return on investment and having some kind of competitive advantage in their industry.

The Fund may seek additional income primarily by investing up to 20% of its total assets in convertible bonds, including below investment grade bonds or junk bonds, and convertible preferred stocks of any quality. The Fund may also invest up to 20% of its total assets in foreign securities, including issuers located in emerging markets.

Typically, the sub-adviser will sell a portfolio investment: i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Fixed Income Security Risk.  As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. A portion of the Fund’s investments in bonds may be in high yielding, high risk fixed income securities, commonly known as junk bonds that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher quality fixed income securities.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions

Large Cap Core Fund

and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Lower Rated Fixed Income Securities Risk:  A portion of the Fund’s investments may be invested in high yielding, high risk fixed income securities, commonly known as junk bonds, that are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Investments in junk bonds involve significantly greater credit risk, market risk and interest rate risk compared to higher rated fixed income securities. Accordingly, these investments could decrease in value and therefore negatively impact the Fund.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 11.53%.

Best quarter:  7.73%, quarter ending June 30, 2007

Worst quarter:  −21.87%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−32.48%	−6.66%
S&P 500® Index	−37.00%	−8.53%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

Large Capital Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
SunAmerica Asset Management Corp. (“SAAMCo”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)

Investment Objective
The Fund seeks to provide long-term growth of capital.

Investment Strategy
The Fund seeks to meet its objective by investing, normally, at least 80% of its net assets in securities of large-capitalization companies. Generally, large-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or greater than the market capitalization of the smallest company in the Russell 1000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 1000® Index on June 26, 2009, the market capitalization range of the companies in the Index was approximately $829 million to $338 billion. “Net assets” will take into account borrowing for investment purposes.

In complying with this 80% investment requirement, the Fund will invest primarily in marketable equity securities, including convertible securities, but its investments may include other securities, such as synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the Fund’s direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts. The Fund may invest up to 25% of its total assets in foreign securities.

The Fund’s sub-advisers may focus on securities of companies with market capitalizations that are within the top 50% of stocks in the Russell 1000® Index at the time of purchase. The sub-advisers purchase securities of a limited number of large-cap companies that they believe have the potential for above-average growth in revenues and earnings. The sub-advisers consider whether to sell a particular security when they believe the security no longer has that potential.

SAAMCo and Invesco Aim each manage approximately 50% of the assets of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stock can be volatile. Since growth companies usually invest in high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in share price declines.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize smaller capitalization companies.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Large Capital Growth Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 8.43%.

Best quarter:  7.27%, quarter ending June 30, 2007

Worst quarter:  −21.95%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Growth Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/20/2004)

The Fund	−38.54%	−5.29%
Russell 1000® Growth Index	−38.44%	−5.21%

The Russell 1000® Growth Index consists of stock with a greater-than-average growth orientation. Companies in this Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

Mid Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investments primarily in a diversified portfolio of common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P MidCap 400® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

Because the companies whose stocks are owned by the Fund are medium sized, they have more potential to grow than large-cap stocks, which means the value of their stock may increase. An index fund holding nearly all of the 400 stocks in the Index avoids the risk of individual stock selection and seeks to provide the return of the medium-sized company sector of the market. On average that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future.

Under normal circumstances, at least 80% of the Fund’s net assets are invested in stocks that are in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% of total assets in futures and options, and up to 20% of net assets in investments that are not in the Index, including common stock and related securities, high quality money market securities, and illiquid securities. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. One reason why the performance of the Fund will not match the index exactly is that an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the Index as a whole or the sector diversification within the Index, as appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security.

Mid Cap Index Fund

Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P MidCap 400® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. From October 1, 1999, to January 1, 2002, VALIC was the manager of the Fund. AIGGIC assumed sub-advisory duties of the Fund effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 9.02%.

Best quarter:  17.85%, quarter ending December 31, 2001

Worst quarter:  −26.30%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P MidCap 400® Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−36.89%	−0.55%	4.03%
S&P MidCap 400® Index	−36.23%	−0.08%	4.46%

The S&P MidCap 400® Index is an index of the stocks of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P MidCap 400®” are trademarks of S&P. The Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Mid Cap Strategic Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Brazos Capital Management, LP (“Brazos Capital”)
Morgan Stanley Investment Management Inc. d/b/a Van
  Kampen (“Van Kampen”)

Investment Objective
The Fund seeks long-term capital growth.

Investment Strategy
The sub-advisers seek long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. mid cap companies and foreign companies.

The sub-advisers’ process follows a flexible investment program in seeking to achieve the Fund’s investment objective. The sub-advisers seek to invest in high quality companies they believe have sustainable competitive advantages and the ability to redeploy capital at high rates of return. The sub-advisers typically favor companies with rising returns on invested capital, above average business visibility, strong free cash flow generation and attractive risk/reward. A sub-adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria. The sub-advisers may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Under normal circumstances, at least 80% of the Fund’s net assets will be invested in common stocks of mid cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization range of the companies in the Index was $779 million to $12.2 billion. “Net assets” will take into account borrowing for investment purposes.

The Fund may invest up to 25% of its net assets in securities of foreign issuers, which may include emerging market securities. The Fund may purchase and sell certain derivative instruments, such as options, futures contracts and options on futures contracts. The Fund may invest up to 10% of its net assets in real estate investment trusts (“REITs”).

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Brazos Capital and Van Kampen each manage approximately 50% of the assets of the Fund.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goals. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each year since the Fund’s inception.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is an emerging market. Historically, the market of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the

Mid Cap Strategic Growth Fund

competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Mid-Cap Company Risk: The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

REITs Risk: REITs pool investors’ funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, shareholders will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REITs holdings ultimately depends on the types of real property in which the REITs invest and how well the property in managed. A general downturn in real estate values also can hurt REITs performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REITs could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

Securities Lending Risk.  As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing the changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell Mid Cap® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 17.89%.

Best quarter:  11.00%, quarter ending June 30, 2007

Worst quarter:  −27.30%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell Mid Cap® Growth Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/20/2004)

The Fund	−48.08%	−4.92%
Russell Mid Cap Growth Index	−44.32%	−5.78%

The Russell Mid Cap® Growth Index measures the performance of those Russell Mid Cap® companies with higher price-to-book ratios and high forecasted growth values. The stocks are also members of the Russell 1000® Growth Index.

Money Market I Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
SunAmerica Asset Management Corp. (“SAAMCo”)

Investment Objective
The Fund seeks liquidity, protection of capital and current income through investments in short-term money market instruments.

Investment Strategy
The Fund invests in short-term money market securities to provide you with liquidity, protection of your investment and current income. Such securities must mature, after giving effect to any demand features, in 13 months or less and the Fund must have a dollar-weighted average portfolio maturity of 90 days or less. This is in accordance with Rule 2a-7 of the Investment Company Act of 1940. These practices are designed to minimize any fluctuation in the value of the Fund’s portfolio.

The investments this Fund may buy include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

-	Certificates of deposit and other obligations of domestic banks that have total assets in excess of $1 billion;

-	Commercial paper sold by corporations and finance companies;

-	Corporate debt obligations with remaining maturities of 13 months or less;

-	Repurchase agreements;

-	Money market instruments of foreign issuers payable in U.S. dollars (limited to no more than 20% of the Fund’s net assets);

-	Asset-backed securities;

-	Adjustable rate securities;

-	Variable rate demand notes; and

-	Illiquid securities (limited to 10% of the Fund’s net assets)

Investment Risk
Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because of the following principal risks the value of your investment may fluctuate and you could lose money:

Risks of Investing in Money Market Securities: An investment in the Fund is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.

Interest Rate Fluctuations Risk: The volatility of fixed income securities is due principally to changes in interest rates. The market value of money market securities and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

U.S. Government Obligations Risk: U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.

Credit Risk: The risk that the issuer in which a Fund invests will fail financially or otherwise fail to honor its obligations. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Money Market I Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the T-Bill 3 Month Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, VALIC was the manager of the Fund. SAAMCo assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 0.29%.

Best quarter:  1.54%, quarter ending December 31, 2000

Worst quarter:  0.12%, quarter ending March 31, 2004

This table compares the Fund’s average annual returns to the returns of the T-Bill 3 Month Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	2.23%	3.00%	3.12%
T-Bill 3 Month Index	1.41%	2.98%	3.16%

The T-Bill 3 Month Index measures monthly performance of 90-day U.S. Treasury Bills.

Nasdaq-100® Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investments in the stocks that are included in the Nasdaq-100® Index (the “Index”).

Investment Strategy
The Fund invests in stocks that are included in the Index. The Index was established in January 1985. It represents the largest and most active non-financial domestic and international securities listed on The Nasdaq Stock Market, based on market value (capitalization). This includes major industry groups, such as computer hardware and software, telecommunications, retail and wholesale trade and biotechnology.

The sub-adviser invests, under normal circumstances, at least 80% of the Fund’s net assets in companies that are listed in the Index. “Net assets” will take into account borrowings for investment purposes. The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions; or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

The Fund may also invest in some futures contracts in order to help the Fund’s liquidity. If the market value of the futures contracts is close to the Fund’s cash balance, then that helps to minimize the tracking errors, while helping to maintain liquidity.

The Fund is a non-diversified fund. This means that it may invest more than 5% of its assets in the stock of a single company. However, this increases the risk of the Fund, since the economic and/or stock performance of that one company impacts a greater percentage of the Fund’s investments. The Fund will, however, comply with diversification requirements imposed by the Internal Revenue Code of 1986 in order to pass on the maximum tax benefits associated with the income earned to each investor.

The Fund may concentrate its investments (invest more than 25% of its total assets) in the technology sector, in the proportion consistent with the industry weightings in the Index. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the technology sector, as is the Index. The technology sector changes rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and to changes in investor perceptions regarding a sector. Because the Index may invest relatively more assets in certain industry sectors than others (such as technology), the Fund’s performance may be more susceptible to any developments which affect those sectors emphasized by the Index.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions.

Index Risk: The Index is a modified capitalization weighted index, which means that it purchases stocks in proportion to their total market capitalizations (overall market value), with some modifications. The modifications are to provide enhanced diversification, but could also mean that securities offered by larger companies may be purchased in larger proportions. Thus, poor performance of the largest companies could result in negative performance for both the Index and the Fund. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

Non-Diversification Risk: The Fund is considered a non-diversified investment company because it may invest a larger portion of its assets in the stock of a single company than a diversified company, and thus can concentrate in a smaller number of securities. A non-diversified company’s risk may increase because the effect of each such security on the Fund’s performance is greater.

Nasdaq-100® Index Fund

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Nasdaq-100® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to January 1, 2002, American General Investment Management, L.P. was the sub-adviser of the Fund. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 23.08%.

Best quarter:  35.45%, quarter ending December 31, 2001

Worst quarter:  −36.17%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the Nasdaq-100® Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	5 Years	(10/01/2000)

The Fund	−42.42%	−4.09%	−12.42%
Nasdaq-100® Index	−41.57%	−3.35%	−12.00%

The Nasdaq-100® Index includes 10 of the largest domestic and international non-financial securities listed on The NASDAQ Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

The Fund is not sponsored, endorsed, sold or promoted by the Nasdaq Stock Market Inc. (including its affiliates) (Nasdaq®, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100® Index to track general stock market

Nasdaq-100® Index Fund

performance. The Corporations’ only relationship to the VC I (Licensee) is the licensing of the Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by Nasdaq® without regard to Licensee or the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

The Corporations do not guarantee the accuracy and/or uninterrupted calculation of the Nasdaq-100® Index or any data included herein. The Corporations make no warranty, express or implied, as to results to be obtained by Licensee, owners of the Fund, or any other person or entity from the use of the Nasdaq-100® Index or any data included therein. The Corporations make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Nasdaq-100® Index or any data included therein. Without limiting any of the foregoing, in no event shall the Corporations have any liability for any lost profits or special, incidental, punitive, indirect, or consequential damages, even if notified of the possibility of such damages.

Science & Technology Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
RCM Capital Management LLC (“RCM”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Wellington Management Company, LLP (“Wellington Management”)

Investment Objective
The Fund seeks long-term capital appreciation.

Investment Strategy
The Fund invests, under normal circumstances, at least 80% of net assets in the common stocks of companies that are expected to benefit from the development, advancement, and use of science and/or technology. “Net assets” will take into account borrowing for investment purposes. Some of the industries likely to be included in the portfolio are:

-	electronics, including hardware, software, and components;

-	communications;

-	e-commerce (companies doing business through the Internet);

-	information services;

-	media;

-	life sciences and health care;

-	environmental services;

-	chemicals and synthetic materials;

-	defense and aerospace;

-	nanotechnology;

-	energy equipment and services; and

-	electronic manufacturing services.

Holdings can range from small, unseasoned companies developing new technologies to blue chip firms with established track records of developing and marketing technology. Investments may also include companies that should benefit from technological advances even if they are not directly involved in research and development. The Fund may invest in suitable technology companies through initial public offerings (“IPOs”), and a portion of the Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as the Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.

The Fund may invest up to 50% of its total assets in foreign securities, which include non-dollar denominated securities traded outside the U.S. In addition, the Fund has the ability to invest up to 20% of its total assets in companies organized or headquartered in emerging market countries, but no more than 15% of its total assets may be invested in any one emerging market country. All percentages are calculated as of the time of purchase.

While most assets will be invested in common stocks, the Fund may also invest in exchange-traded funds (“ETFs”) and derivatives, such as futures and options. The Fund has the ability to invest in short positions of ETFs and in short positions of individual securities, in the aggregate, up to 10% of total assets.

Generally, the Fund’s sub-advisers seek to identify companies with earnings and sales growth. In addition, the sub-advisers have the discretion to purchase some securities that do not meet their normal investment criteria, as described above, when they perceive an unusual opportunity for gain. These special situations might arise when the Fund’s sub-advisers believe a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the security.

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

RCM, T. Rowe Price and Wellington Management each manage approximately one-third of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Concentration Risk: The Fund’s investments are concentrated in the science and technology industries. These sectors change rapidly and can be very volatile from day-to-day or month-to-month. This means that the value of the Fund is subject to greater volatility than a fund that does not concentrate in a particular sector. This may be due to changes in such things as the regulatory or competitive environment and changes in investor perceptions regarding a sector.

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market.

Science & Technology Fund

Historically, the markets of emerging market countries have been more volatile than markets for developed countries.

Geographic Concentration Risk: The Fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines. Also, medium-sized companies may have greater volatility than larger ones.

IPO Risk: A Fund’s purchase of shares issued as part of, or a short period after, companies’ IPOs exposes it to risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-advisers’ assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Technology Sector Risk: Technology stocks historically have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove to be commercially successful or may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

Science & Technology Fund

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P North American Technology Sector Index and the S&P 500 Information Technology Index. In addition, the performance information presented below reflects the Fund’s investment strategy prior to changes made effective October 1, 2008. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

T. Rowe Price has served as sub-adviser of the Fund since its inception. RCM and Wellington Management assumed co-sub-advisory duties on September 19, 2005 and on January 29, 2007, respectively.

For the year-to-date through June 30, 2009, the Fund’s return was 29.72%.

Best quarter:  42.47%, quarter ending December 31, 1999

Worst quarter:  −40.15%, quarter ending September 30, 2001

This table compares the Fund’s average annual returns to the returns of the S&P 500 Information Technology Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−45.99%	−6.86%	−6.81%
S&P North American Technology Sector Index	−43.33%	−5.38%	−5.21%
S&P 500 Information Technology Index	−43.14%	−5.78%	−6.05%

Effective October 1, 2009, the Fund changed its benchmark from the S&P 500 Information Technology Index to the S&P North American Technology Sector Index because Fund management believes it is a more appropriate measure of the sub-advisers’ investment styles and is better aligned with the Funds’s investment strategies. The S&P North American Technology Sector Index measures the performance of U.S.-traded stocks of technology-related companies in the U.S. and Canada. The Index includes companies in the following categories: producers of sophisticated computer-related devices; communications equipment and internet services; producers of computer and internet software; consultants for information technology; providers of computer services; and semiconductor equipment manufacturers. The S&P Information Technology Index is an unmanaged, market-capitalization weighted index designed to measure performance of the technology sector of the S&P 500® Index.

Small Cap Aggressive Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Wells Capital Management Incorporated (“Wells Capital”)

Investment Objective
The Fund seeks capital growth.

Investment Strategy
The Fund normally invests at least 80% of its net assets in equity securities of small U.S. companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. Some companies may outgrow the definition of a small company after the Fund has purchased their securities. These companies continue to be considered small for purposes of the Fund’s minimum 80% allocation to small company equities. “Net assets” will take into account borrowing for investment purposes.

Using a growth investment style, the sub-adviser seeks to identify companies with attractive capital-growth potential with any of the following characteristics:

-	companies still in the developmental stage;

-	older companies that appear to be entering a new stage of growth; and

-	companies providing products or services with a high unit-volume growth rate.

The Fund may invest in start-up and other small companies that may have less-experienced management, limited product lines, unproven track records or inadequate capital reserves. The Fund may also invest in emerging-growth companies — small- or medium-size companies that have passed their startup phase, show positive earnings, and offer the potential for accelerated earnings growth. Emerging-growth companies generally stand to benefit from new products or services, technological developments, changes in management or other factors. They include “special-situation companies”— companies experiencing unusual developments affecting their market value. The sub-adviser may engage in active and frequent trading of portfolio securities to achieve the Fund’s investment objective.

Although the Fund may invest the remaining 20% of its net assets in various securities up to the limitations provided, it intends to invest in such instruments only to a limited extent. Such investments include derivatives such as futures and options (15%), equity swaps (5%), foreign securities (10%), investment grade debt securities (20%) and warrants (15%).

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Active Trading Risk: A strategy used whereby the Fund may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transactions costs, which will be borne directly by the Fund. During periods of increased market volatility, active trading may be more pronounced. In the “Financial Highlights” section, we provide the Fund’s portfolio turnover rate for each year since the Fund’s inception.

Credit Risk: The risk that an issuer of a fixed income security owned by the Fund may be unable to make interest or principal payments.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. Foreign settlement procedures may also involve additional risks. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Growth Stock Risk: Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. Since many investors buy these stocks because of anticipated superior earnings growth, earnings disappointments often result in sharp price declines.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-

Small Cap Aggressive Growth Fund

adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Special-Situations Risk: Small companies and emerging growth companies are often involved in “special situations.” Securities of special situation companies may decline in value and hurt the fund’s performance if the anticipated benefits of the special situation do not materialize.

Small Company Risk: Investing in small companies involves greater risk than in customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than the markets for securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Growth Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

From inception through November 6, 2006, Credit Suisse Asset Management, LLC was the sub-adviser of the Fund. Wells Capital assumed sub-advisory duties on November 6, 2006.

For the year-to-date through June 30, 2009, the Fund’s return was 22.37%.

Best quarter: 15.80%, quarter ending March 31, 2006

Worst quarter: −28.59%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Growth Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−40.57%	−10.99%
Russell 2000® Growth Index	−38.54%	−9.77%

The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Small Cap Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Bridgeway Capital Management, Inc. (“Bridgeway”)
Invesco Aim Capital Management, Inc. (“Invesco Aim”)
T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Investment Objective
The Fund seeks to provide long-term capital growth by investing primarily in the stocks of small companies.

Investment Strategy
The Fund normally invests at least 80% of net assets in stocks of small companies. “Net assets” will take into account borrowing for investment purposes. A company is considered a “small” company if its total market value (capitalization), at the time of purchase, falls (i) within or below the range of companies in either the current Russell 2000® Index or the S&P SmallCap 600® Index or (ii) below the three-year average maximum market cap of companies in either index as of December 31 of the three preceding years. The Russell 2000® and S&P SmallCap 600® Indices are widely used benchmarks for small-cap stock performance. The market capitalization range and the composition of the Russell 2000® and S&P SmallCap 600® Indices are subject to change. If the companies in which the Fund invests are successful, these companies may grow into medium-and large-cap companies. The Fund may purchase stocks that have a market capitalization above the range if the companies appear to have better prospects for capital appreciation.

Stock selection may reflect a growth or a value investment approach or a combination of both. For example, if a company’s price/earnings ratio is attractive relative to the underlying earnings growth rate, it would be classified as a growth stock. A value stock is one where the stock price appears undervalued in relation to earnings, projected cash flow, or asset value per share.

The Fund’s investments are expected to be widely diversified by industry and company. The Fund may also purchase up to 30% of total assets in foreign securities, although it will normally invest in common stocks of U.S.-based companies. The Fund may also purchase futures and options, in keeping with Fund objectives.

In pursuing its investment objective, T. Rowe Price and Invesco Aim have the discretion to purchase securities that do not meet their normal investment criteria, as described above, when they perceives an unusual opportunity for gain. These special situations might arise when a sub-adviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities. The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or re-deploy assets into more promising opportunities. All percentages are calculated as of the time of purchase. Bridgeway uses a passive investment strategy utilizing quantitative models to manage its portion of the Fund’s assets.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

As of June 30, 2009, the sub-advisers managed the following percentage (approximate) of the Fund’s assets: Invesco Aim: 70%; T. Rowe Price: 20%; and Bridgeway: 10%. The percentage of the Fund’s assets that each sub-adviser manages may, at VALIC’s discretion, change from time-to-time.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations.

Investment Style Risk: In general, stocks with growth characteristics can have relatively wide price swings as a result of their potentially high valuations. Stocks with value characteristics carry the risk that investors will not recognize their intrinsic value for a long time or that they are actually appropriately priced at a low level. Because this Fund holds stocks with both growth and value characteristics, its share price may be negatively affected by either set of risks.

Market Risk: As with all equity funds the Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or

Small Cap Fund

changes in the competitive environment. In addition, a sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other types of stock funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than the markets for securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund’s returns reflect investment management fees and other Fund expenses.

T. Rowe Price has served as sub-adviser of the Fund since its inception. Prior to June 21, 2004, Founders Asset Management, LLC was a co-sub-adviser of the Fund. American Century and Franklin Portfolio served as sub-advisers from June 21, 2004 through March 7, 2008. Bridgeway became a sub-adviser on October 1, 2006 and Invesco Aim became a sub-adviser on March 10, 2008.

For the year-to-date through June 30, 2009, the Fund’s return was 7.07%.

Best quarter: 22.61%, quarter ending December 31, 2001

Worst quarter: −25.47%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the aforementioned indices for the periods shown.

			Since Inception
As of December 31, 2008	1 Year	5 Years	(12/11/2000)

The Fund	−34.25%	−3.11%	−2.54%
Russell 2000® Index	−33.79%	−0.93%	1.83%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

Small Cap Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks to provide growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

An index fund holding a large sampling of the 2,000 stocks in the Index avoids the risks of individual stock selection and seeks to provide the return of the smaller-sized company sector of the market. On average that return has been positive over the years but has been negative at certain times. There is no assurance that a positive return will occur in the future. Because the companies whose stocks the Fund owns are small, their stock prices may fluctuate more over the short-term, but they have more potential to grow than large- or mid-cap stocks. This means their stock value may offer greater potential for appreciation.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not part of the Index, including common stock, related securities, illiquid securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated as of the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk: The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Small Cap Index Fund

Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than the market for securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 3.23%.

Best quarter: 23.21%, quarter ending June 30, 2003

Worst quarter: −26.83%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−34.47%	−1.38%	2.61%
Russell 2000® Index	−33.79%	−0.93%	3.02%

The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

The Russell 2000® Index is a trademark/service mark of the Frank Russell Trust Company. The Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund or any associated literature or publications and makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Small Cap Special Values Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Advisers
Dreman Value Management, LLC (“Dreman”)

Evergreen Investment Management Company, LLC  (“Evergreen”)

Investment Objective
The Fund seeks to produce growth of capital by investing primarily in common stocks.

Investment Strategy
Under normal market conditions, the Fund invests at least 80% of its net assets in common stocks of small U.S. companies. Generally, small-cap companies will include companies whose market capitalizations, at the time of purchase, are equal to or less than the market capitalization of the largest company in the Russell 2000® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell 2000® Index on June 26, 2009, the market capitalization range of the companies in the Index was $78 million to $1.7 billion. “Net assets” will take into account borrowing for investment purposes.

The sub-advisers look for significantly undervalued companies that they believe have the potential for above-average appreciation with below-average risk. Typical investments are in stocks of companies that have low price-to-earnings ratios, are generally out of favor in the marketplace, are selling significantly below their stated or replacement book value or are undergoing a reorganization or other corporate action that may create above-average price appreciation.

Although the Fund may invest the remaining 20% of its net assets in other types of securities including those that fall outside the range of the Russell 2000® Index, it intends to invest in such instruments only to a limited extent. Such investments and the limitations in such investments are as follows: foreign securities, including securities of emerging market issuers (20%), investment grade fixed income securities (20%), depositary receipts (20%), other investment companies including exchange traded funds (10%), derivatives such as futures, options and equity swaps (20%) and convertible securities, including preferred stocks (20%).

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Dreman and Evergreen each manage approximately 50% of the Fund’s assets.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a place unfavorable to the Fund.

Currency Risk: Because the Fund’s foreign investments may be held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Depositary Receipts Risk: Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk. As with any fund that invests significantly in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments, and economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than that of U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement may involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets

Small Cap Special Values Fund

of developed countries; however, such markets can provide higher rates of return to investors.

Investment Company Risk: If the Fund invests in shares of another investment company, the Fund bears a proportionate share of the other investment company’s expenses. The price movement of an investment company that is an ETF may not track the underlying index and may result in a loss.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, but, accordingly small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than the market for securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Value Investing Risk: The risk that the portfolio manager’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Evergreen has sub-advised the Fund since its inception. On September 11, 2009, Dreman replaced Putnam Investment Management, LLC (“Putnam”) as a co-sub-adviser of the Fund. Putnam served as a co-sub-adviser of the Fund from inception through September 11, 2009.

For the year-to-date through June 30, 2009, the Fund’s return was 2.55%.

Best quarter:  12.22%, quarter ending March 31, 2006

Worst quarter:  −27.61%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Value Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−35.50%	−11.81%
Russell 2000® Value Index	−28.92%	−8.05%

The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Small-Mid Growth Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
Evergreen Investment Management Company, LLC

Investment Objective
The Fund seeks capital growth by investing primarily in common stocks.

Investment Strategy
The Fund seeks to achieve its investment goal by investing primarily in stocks of U.S. companies with small and medium market capitalizations that the sub-adviser believes have the potential for above average growth.

Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks of small- and medium-sized U.S. companies. Generally, small- and mid-cap companies include companies whose market capitalizations, at the time of purchase, are equal to or less than the largest company in the Russell Midcap® Index during the most recent 12-month period. As of the most recent annual reconstitution of the Russell Midcap® Index on June 26, 2009, the market capitalization of the largest company in the Index was $12.2 billion.

The sub-adviser employs a growth-style of equity management and generally seeks to purchase stocks of companies that have demonstrated earnings, asset values or growth potential that it believes are not yet reflected in the stock’s market price. The sub-adviser considers potential earnings growth above the average earnings growth of companies included in the Russell 2500® Growth Index as a key factor in selecting investments. Typically, the sub-adviser will sell a portfolio investment: i) when a portfolio manager believes the issuer’s investment fundamentals begin to deteriorate; ii) when the investment approaches or exceeds a portfolio manager’s targeted value; iii) when the investment no longer appears to meet the Fund’s investment goal; iv) when the Fund must meet redemptions; or v) for other investment reasons which a portfolio manager deems appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

“Net assets” will take into account borrowing for investment purposes.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. You may also lose money if the strategy does not accomplish its investment goal. Because of the following principal risks, the value of your investment may fluctuate:

Growth Style Risk: The market as a whole may not favor the types of investments the sub-adviser makes. Stocks of companies the sub-adviser believes are fast growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the sub-adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if the sub-adviser’s judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall.

Mid-Cap Company Risk:  The risk that medium sized companies, which usually do not have as much financial strength as very large companies, may not be able to do as well in difficult times.

Market Risk: As with all equity funds, this Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Small Company Risk: Investing in small companies involves greater risk than is customarily associated with investing in larger companies, but, accordingly, small companies often offer greater opportunity for capital appreciation. Stocks of small companies are subject to more abrupt or erratic price movements than larger company stocks. Small companies often are in the early stages of development and have limited product lines, markets, or financial resources. Their management may lack depth and experience. Such

Small-Mid Growth Fund

companies seldom pay significant dividends that could cushion returns in a falling market. In addition, these companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than the market for securities of larger companies. This means that the Fund could have greater difficulty selling a security of a small-cap issuer at an acceptable price, especially in periods of greater market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 2000® Growth Index. Performance for periods prior to March 10, 2008 reflects results when the Fund was managed using a small cap growth strategy. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual return for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

For the year-to-date through June 30, 2009, the Fund’s return was 16.50%.

Best quarter:  9.74%, quarter ending March 31, 2006

Worst quarter:  −25.96%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 2000® Growth Index for the periods shown.

Since Inception
As of December 31, 2008	1 Year	(12/05/2005)

The Fund	−39.69%	−14.21%
Russell 2000® Growth Index	−38.54%	−9.77%

The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

Stock Index Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
AIG Global Investment Corp. (“AIGGIC”)

Investment Objective
The Fund seeks long-term capital growth through investment in common stocks that, as a group, are expected to provide investment results closely corresponding to the performance of the S&P 500® Index (the “Index”).

Investment Strategy
The Fund is managed to seek to track the performance of the Index. The sub-adviser may endeavor to track the Index by purchasing every stock included in the Index, in the same proportions. Or, in the alternative, the sub-adviser may invest in a sampling of Index stocks by utilizing a statistical technique known as “optimization.” The goal of optimization is to select stocks which ensure that various industry weightings, market capitalizations, and fundamental characteristics, (e.g., price-to-book, price-to-earnings, debt-to-asset ratios and dividend yields) closely approximate those of the Index.

This Index Fund may help to avoid the risk of individual stock selection and seeks to provide the return of the large company sector of the market. In the past that return has been positive over many years but can be negative at certain times. There is no assurance that a positive return will occur in the future. The Index includes the stocks of many large, well-established companies. These companies usually have the financial strength to weather difficult financial times. However, the value of any stock can rise and fall over short and long periods of time.

The Fund invests, under normal circumstances, at least 80% of net assets in stocks that are in the Index, and up to 20% in investments that are not in the Index, including common stock and related securities, and high quality money market securities. “Net assets” will take into account borrowings for investment purposes. The Fund may invest up to 33 1/3% in futures and options. All percentages are calculated at the time of purchase.

Generally, an index fund tries to track the target index and its performance. The performance of the Fund will not match the index exactly, though, because an index fund incurs operating expenses and other investment overhead as part of its normal operations. The index is an unmanaged group of securities, so it does not have these expenses. An investor cannot invest directly in an index. These differences between an index fund and its index are called tracking differences. An index fund seeks a tracking difference of 0.05% or less. The tracking difference may also be shown as a correlation factor. A correlation factor of 0.95, after expenses, is considered to be good.

The tracking differences are reviewed periodically by the sub-adviser. If an index fund does not accurately track an index, the sub-adviser will rebalance the Fund’s portfolio by selecting securities which will provide a more representative sampling of the securities in the index as a whole or the sector diversification within the index, as appropriate.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Derivatives Risk:  Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Index Risk:  The Fund is managed to an Index, the Index. Therefore, the Fund’s performance will be closely tied to the Index. If the Index goes down, it is likely that the Fund’s performance will also go down. The Fund will not sell securities in its portfolio or buy different securities over the course of a year other than in conjunction with changes in its Index, even if there are adverse developments concerning a particular security, company or industry.

Market Risk:  The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Lending Risk.  As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of either the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Another risk of securities lending is the risk that the loaned portfolio securities may not be

Stock Index Fund

available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could also increase the market risk, credit risk and other risks associated with investments in the Fund.

Performance Information

The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the S&P 500® Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the last ten calendar years. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to October 1, 1999, the Fund was sub-advised by Bankers Trust Company. VALIC assumed management of the Fund October 1, 1999. AIGGIC assumed sub-advisory duties effective January 1, 2002.

For the year-to-date through June 30, 2009, the Fund’s return was 2.80%.

Best quarter:  15.33%, quarter ending June 30, 2003

Worst quarter:  −22.03%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the S&P 500® Index for the periods shown.

As of December 31, 2008	1 Year	5 Years	10 Years

The Fund	−37.21%	−2.52%	−1.73%
S&P 500® Index	−37.00%	−2.19%	−1.38%

The S&P 500® Index is an index of the stocks of 500 major large-cap U.S. corporations, chosen for market size, liquidity, and industry group representation. It is a market-value weighted index, with each stock’s percentage in the Index in proportion to its market value.

“Standard & Poor’s®,” “S&P®,” and “S&P 500®,” are trademarks of S&P. The Stock Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investment in the Fund.

Value Fund
Fact Sheet

Investment Adviser
VALIC

Investment Sub-Adviser
OppenheimerFunds, Inc. (“Oppenheimer”)

Investment Objective
The Fund seeks capital appreciation.

Investment Strategy
The Fund invests primarily in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are those that the sub-adviser believes are currently undervalued by the market. The sub-adviser looks for companies undergoing positive change, though these companies may have experienced adverse business developments. If the sub-adviser is correct and other investors recognize the value of the company, the price of the stock may rise.

When assessing a company’s business prospects, the sub-adviser will consider, among other factors, future supply/demand conditions for its key products, products cycles, quality of management, competitive position in its industry, reinvestment plans for cash generated, and better-than-expected earnings reports. The sub-adviser will consider selling a stock for one or more of the following reasons: the stock price has reached its target, the company’s fundamentals appear to be deteriorating, or better stock selections are believed to have been identified. In addition to the common stocks described above, the Fund may invest in preferred stocks, convertible securities, rights, fixed income securities, securities of foreign issuers and exchange traded funds. A portion of the Fund’s investments in foreign securities may be in securities of issuers located in emerging market countries. Under normal market conditions the Fund may invest up to 15% of its net assets in cash and cash equivalents. This strategy would be used primarily for cash management or liquidity purposes.

The Fund may engage in transactions involving derivatives, such as futures, options, warrants, and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else. The sub-adviser may use derivatives both for hedging and non-hedging purposes.

Investment Risk
As with all funds, if you sell your shares when their value is less than the price you paid, you will lose money. Because of the following principal risks the value of your investment may fluctuate:

Currency Risk: Because the Fund’s foreign investments are generally held in foreign currencies, the Fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.

Derivatives Risk: Investments in derivatives involve special risks and may result in losses. The prices of derivatives may move in unexpected ways due to the use of leverage and other factors, especially in unusual market conditions, and may result in increased volatility. Other risks arise from the Fund’s potential inability to terminate or sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid, or the other party to the derivative transaction may not meet its obligations.

Fixed Income Security Risk: As with any fund that invests in bonds, the value of your investment in the Fund may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers.

Foreign Investment Risk: Investments in foreign securities involve additional risks, due to changes in currency exchange rates, unfavorable political and legal developments or economic and financial instability, for example. Foreign companies are not subject to the U.S. accounting and financial reporting standards and public information may not be as available. In addition, the liquidity of these investments may be more limited than for U.S. investments, which means the sub-adviser may at times be unable to sell at desirable prices. Foreign settlement procedures may also involve additional risks. Certain of these risks may also apply to U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or to securities of U.S. companies that have significant foreign operations. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than markets of developed countries; however, such markets can provide higher rates of return to investors.

Large-Cap Company Risk: Large capitalization companies tend to go in and out of favor based on market and economic conditions and tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise as much as the value of funds that emphasize small- or mid-cap companies.

Market Risk: The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the sub-adviser’s assessment of companies held in the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable funds.

Securities Selection Risk: A strategy used by the Fund, or securities selected by its sub-adviser, may fail to produce the intended return.

Value Style Risk: Companies the sub-adviser believes are undergoing positive change and whose stock is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the sub-adviser’s assessment of a company’s prospectus is wrong, or if other investors do not similarly recognize the value of the company, then the price of the

Value Fund

company’s stock may fall or may not approach the value the sub-adviser has placed on it.

Performance Information
The performance information presented below is intended to help you evaluate the potential risks and rewards of an investment in the Fund by showing changes in the Fund’s performance and comparing the Fund’s performance with the performance of the Russell 1000® Value Index. How the Fund performed in the past is not necessarily an indication of how the Fund will perform in the future.

This chart illustrates the Fund’s annual returns for the calendar years since inception. Charges imposed by the Contracts or Plans that invest in the Fund are not included in the calculations of return in this bar chart, and if those charges were included, the returns would have been less than those shown below. The Fund returns reflect investment management fees and other Fund expenses.

Prior to June 21, 2004, Putnam Investment Management, LLC was the sub-adviser to the Fund. Oppenheimer assumed sub-advisory duties effective June 21, 2004.

For the year-to-date through June 30, 2009, the Fund’s return was 11.76%.

Best quarter:  17.65%, quarter ending June 30, 2003

Worst quarter:  −26.94%, quarter ending December 31, 2008

This table compares the Fund’s average annual returns to the returns of the Russell 1000® Value Index for the periods shown.

			Since Inception
As of December 31, 2008	1 Year	5 Years	(12/31/2001)

The Fund	−42.16%	−2.42%	−1.55%
Russell 1000® Value Index	−36.85%	−0.79%	0.78%

The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Expense Summary

The table below describes the fees and expenses you may pay if you remain invested in a Fund. A Fund’s annual operating expenses do not reflect the separate account fees charged in the Contracts or administrative fees for the Plans in which the Fund is offered. Please see your Contract prospectus or Plan document for more details on such fees.

Shareholder Fees (fees paid directly from your account): Not applicable

Each Fund has no sales charges, redemption or surrender fees, exchange fees or account fees. Those kinds of fees may be imposed on you by the Contract. Such sales charges and other expenses are described in the Contract prospectus or Plan document.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

				Broad Cap
	Asset		Blue Chip	Value		Capital	Core		Core	Foreign
	Allocation		Growth(1)	Income(1)		Conservation	Equity(1)		Value(1)	Value
Management Fees	0.50%		0.75%	0.70%		0.50%	0.80%		0.77%	0.69%
Other Expenses	0.23%		0.14%	0.56%		0.19%	0.15%		0.20%	0.25%
Aquired Fund Fees and Expenses(6)	0.02%		0.00%	—%		—%	0.00%		—%	—%
Total Fund Operating Expenses	0.75%		0.89%	1.26%		0.69%	0.95%		0.97%	0.94%
Expense Reimbursement	—%		0.04%	0.41%		—%	0.15%		0.14%	—%
Net Expenses	0.75	%(2)	0.85%	0.85	%(2)	0.69%	0.80	%(2)(4)	0.83%	0.94%

					Global
	Global		Global Real		Social		Global	Government			Growth &
	Equity		Estate(1)		Awareness		Strategy	Securities	Growth(1)		Income(1)
Management Fees	0.80%		0.75%		0.50%		0.50%	0.50%	0.79%		0.75%
Other Expenses	0.21%		0.26%		0.22%		0.21%	0.15%	0.15%		0.20%
Aquired Fund Fees and Expenses(6)	0.00%		—%		—%		—%	—%	0.00%		—%
Total Fund Operating Expenses	1.01%		1.01%		0.72%		0.71%	0.65%	0.94%		0.95%
Expense Reimbursement	—%		0.06%		—%		—%	—%	0.13%		0.10%
Net Expenses	1.01	%(2)	0.95	%(2)	0.72	%(2)	0.71%	0.65%	0.81	%(4)	0.85	%(2)

					International					Large
	Health		Inflation	International	Government	International		Large Cap		Capital
	Sciences		Protected(1)	Equities	Bond	Growth I(1)		Core(1)		Growth(1)
Management Fees	1.00%		0.50%	0.32%	0.50%	0.92%		0.70%		0.64%
Other Expenses	0.19%		0.16%	0.23%	0.22%	0.22%		0.19%		0.15%
Aquired Fund Fees and Expenses(6)	—%		—%	0.01%	—%	0.01%		—%		0.00%
Total Fund Operating Expenses	1.19%		0.66%	0.56%	0.72%	1.15%		0.89%		0.79%
Expense Reimbursement	—%		0.01%	—%	—%	0.14%		0.04%		—%
Net Expenses	1.19	%(2)	0.65%	0.56%	0.72%	1.01	%(2)	0.85	%(2)	0.79	%(2)(3)

		Mid Cap							Small Cap
	Mid Cap	Strategic		Money	Nasdaq-100®		Science &		Aggressive		Small
	Index	Growth(1)		Market I(1)(5)	Index(1)		Technology		Growth(1)		Cap(1)
Management Fees	0.28%	0.69%		0.40%	0.40%		0.89%		0.85%		0.89%
Other Expenses	0.12%	0.18%		0.19%	0.26%		0.17%		0.27%		0.18%
Aquired Fund Fees and Expenses(6)	—%	0.00%		—%	—%		—%		—%		—%
Total Fund Operating Expenses	0.40%	0.87%		0.59%	0.66%		1.06%		1.12%		1.07%
Expense Reimbursement	—%	0.02%		0.04%	0.13%		—%		0.13%		0.14%
Net Expenses	0.40%	0.85	%(2)	0.55%	0.53	%(4)	1.06	%(2)	0.99	%(2)	0.93	%(2)(4)

		Small Cap
	Small Cap	Special		Small-Mid
	Index	Values(1)		Growth(1)		Stock Index	Value(1)
Management Fees	0.32%	0.75%		0.85%		0.26%	0.78%
Other Expenses	0.15%	0.21%		0.30%		0.13%	0.16%
Aquired Fund Fees and Expenses(6)	—%	0.00%		0.00%		—%	—%
Total Fund Operating Expenses	0.47%	0.96%		1.15%		0.39%	0.94%
Expense Reimbursement	—%	0.06%		0.15%		—%	0.09%
Net Expenses	0.47%	0.90	%(2)	1.00	%(2)	0.39%	0.85%

(1)	VALIC will waive fees and reimburse expenses should the Total Annual Fund Operating Expenses before expense reimbursement be higher than the net expense ratio. VALIC may not increase such ratios, which are contractually required by agreement with the Board of Directors, without the approval of the Directors, including a majority of the Independent Directors. The expense waivers and fee reimbursements will continue through September 30, 2010, subject to termination by the Board of Directors, including a majority of the Independent Directors.

(2)	Through a commission recapture program a portion of the Funds’ expenses have been reduced. “Other Expenses” does not take into account this expense reduction and are therefore higher than the actual expenses of the Fund. Had the expense reductions been taken into account, “Net Expenses” would be as follows: Asset Allocation Fund, 0.72%; Broad Cap Value Income Fund, 0.84%; Global Equity Fund, 0.98%; Global Real Estate Fund, 0.94%; Global Social Awareness Fund, 0.71%; Growth & Income Fund, 0.83%; Health Sciences Fund, 1.18%; Large Cap Core Fund, 0.83%; Mid Cap Strategic Growth Fund, 0.81%; Science & Technology Fund, 1.05%; Small Cap Aggressive Growth Fund, 0.98%; Small Cap Fund, 0.92%; Small Cap Special Values Fund, 0.86%; and Small-Mid Growth Fund, 0.94%. The expense reductions for the following funds were less than 0.01%: Blue Chip Growth Fund, Core Equity Fund and Large Capital Growth Fund.

(3)	The Adviser has contractually agreed to waive its fees and/or reimburse expenses to the extent necessary, so that the Total Annual Fund Operating Expenses of the Large Capital Growth Fund does not exceed 0.80%. As of May 31, 2009, the Fund’s Total Annual Fund Operating Expenses were below this expense limitation.

(4)	The Net Expenses for the Growth Fund, Nasdaq-100® Index Fund and Small Cap Fund reflect new expense limitations, which were reduced/instituted effective October 1, 2009. As of May 31, 2009, the Funds’ Net Expenses were 0.94%, 0.55% and 0.95%, respectively. The Net Expenses for the Core Equity Fund reflect an expense limitation, which was reduced/instituted effective October 1, 2008. As of May 31, 2009, the Fund’s Net Expenses were 0.82%.

(5)	In order to avoid a negative yield, VALIC may reimburse expenses or waive fees of the Money Market I Fund. Any such waiver or expense reimbursement would be voluntary and could be discontinued at any time. There is no guarantee that the Fund will be able to avoid a negative yield.

(6)	“Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles. The fees and expenses will vary based on the Fund’s allocation of assets to, and the annualized new expenses of, the particular Acquired Fund. The impact of these fees and expenses is reflected in Net Expenses.

Example

This Example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include waivers and reimbursements for year one where applicable. The Example does not reflect charges imposed by the Contract or Plan, and if those charges were included, the expenses would have been higher than those shown below. See the Contract prospectus or Plan document for information on such charges. Although your actual costs may be higher or lower, based on the assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years

Asset Allocation*	$77	$240	$417	$930
Blue Chip Growth*	$87	$280	$489	$1,092
Broad Cap Value Income*	$87	$359	$652	$1,487
Capital Conservation	$70	$221	$384	$859
Core Equity*	$82	$288	$511	$1,153
Core Value	$85	$295	$523	$1,177
Foreign Value	$96	$300	$520	$1,155
Global Equity*	$103	$322	$558	$1,236
Global Real Estate*	$97	$316	$552	$1,231
Global Social Awareness*	$74	$230	$401	$894
Global Strategy	$73	$227	$395	$883
Government Securities	$66	$208	$362	$810
Growth	$83	$287	$507	$1,143
Growth & Income*	$87	$293	$516	$1,157
Health Sciences*	$121	$378	$654	$1,443
Inflation Protected	$66	$210	$367	$822
International Equities	$57	$179	$313	$701
International Government Bond	$74	$230	$401	$894
International Growth I*	$103	$351	$619	$1,385
Large Cap Core*	$87	$280	$489	$1,092
Large Capital Growth*	$81	$252	$439	$978
Mid Cap Index	$41	$128	$224	$505
Mid Cap Strategic Growth*	$87	$276	$480	$1,071
Money Market I	$56	$185	$325	$734
Nasdaq-100® Index	$54	$198	$355	$810
Science & Technology*	$108	$337	$585	$1,294
Small Cap Aggressive Growth*	$101	$343	$604	$1,352
Small Cap*	$95	$326	$577	$1,293
Small Cap Index	$48	$151	$263	$591
Small Cap Special Values*	$92	$300	$525	$1,173
Small-Mid Growth*	$102	$351	$619	$1,384
Stock Index	$40	$125	$219	$493
Value	$87	$291	$511	$1,146

*	The expense example does not take into account reductions resulting from a commission recapture program. If these expense reductions were included, your costs would be lower.

Investment Glossary

Each Fund’s principal (key) investment strategy and risks are shown above. More detail on investments and investment techniques is shown below. Funds may utilize these investments and techniques as noted, though the investment or technique may not be a principal strategy. All Money Market I Fund investments must comply with Rule 2a-7 of the Investment Company Act of 1940, as amended (the “1940 Act”), which allows the purchase of only high quality money market instruments.

American Depositary Receipts (“ADRs”)
ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank. ADRs in which a Fund may invest may be sponsored or unsponsored. There may be less information available about foreign issuers of unsponsored ADRs.

Asset-Backed Securities
Asset-backed securities are bonds or notes that are normally supported by a specific property. If the issuer fails to pay the interest or return the principal when the bond matures, then the issuer must give the property to the bondholders or noteholders.

Examples of assets supporting asset-backed securities include credit card receivables, retail installment loans, home equity loans, auto loans, and manufactured housing loans.

Derivatives
Unlike stocks and bonds that represent actual ownership of that stock or bond, derivatives are investments which “derive” their value from securities issued by a company, government, or government agency, such as futures and options. In certain cases, derivatives may be purchased for non-speculative investment purposes or to protect (“hedge”) against a change in the price of the underlying security. There are some investors who take higher risk (“speculate”) and buy derivatives to profit from a change in price of the underlying security. We may purchase derivatives to hedge the investment portfolios and to earn additional income in order to help achieve the Funds’ objectives. Generally, the Funds do not buy derivatives to speculate.
Futures contracts and options may not always be successful hedges; their prices can be highly volatile; using them could lower fund total return; and the potential loss from the use of futures can exceed a Fund’s initial investment in such contracts.

Diversification
Each Fund’s diversification policy limits the amount that the Fund may invest in certain securities. Each Fund’s diversification policy is also designed to comply with the diversification requirements of the Internal Revenue Code (the “Code”) as well as the 1940 Act.
All of the Funds except the Health Sciences, Inflation Protected, International Government, Nasdaq-100® Index and Global Real Estate Funds are diversified under the 1940 Act.

Equity Securities
Equity securities represent an ownership position in a company. The prices of equity securities fluctuate based on changes in the financial condition of the issuing company and on market and economic conditions. If you own an equity security, you own a part of the company that issued it. Companies sell equity securities to get the money they need to grow.
Stocks are one type of equity security. Generally, there are three types of stocks:
Common stock — Each share of common stock represents a part of the ownership of the company. The holder of common stock participates in the growth of the company through increasing stock price and receipt of dividends. If the company runs into difficulty, the stock price can decline and dividends may not be paid.
Preferred stock — Each share of preferred stock allows the holder to get a set dividend before the common stock shareholders receive any dividends on their shares.
Convertible preferred stock — A stock with a set dividend which the holder may exchange for a certain amount of common stock.
Stocks are not the only type of equity security. Other equity securities include but are not limited to convertible securities, depositary receipts, warrants, rights and partially paid shares, investment company securities, real estate securities, convertible bonds and ADRs, European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). More information about these equity securities is included elsewhere in this Prospectus or contained in the Statement of Additional Information.

Exchange-Traded Funds (“ETFs”)
These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have management fees which increase their cost.

Fixed Income Securities
Fixed income securities include a broad array of short, medium and long-term obligations, including notes and bonds. Fixed income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to changes in relative values of currencies. Fixed income securities generally involve an obligation of the issuer to pay interest on either a current basis or at the maturity of the security and to repay the principal amount of the security at maturity.
Bonds are one type of fixed income security and are sold by governments on the local, state, and federal levels, and by companies. There are many different kinds of bonds. For example, each bond issue has specific terms. U.S. Government bonds are guaranteed by the federal government to pay interest and principal. Revenue bonds are usually only paid from the revenue of the issuer. An example of that would be an airport revenue bond. Debentures are a very common type of corporate bond (a bond sold by a company). Payment of interest and return of principal is subject to the company’s ability to pay. Convertible bonds are corporate bonds that can be exchanged for stock.
Investing in a bond is like making a loan for a fixed period of time at a fixed interest rate. During the fixed period, the bond pays interest on a regular basis. At the end of the fixed period, the bond matures and the investor usually gets back the principal amount of the bond. Fixed periods to maturity are categorized as short term (generally less than 12 months), intermediate (one to 10 years), and long term (10 years or more).

Bonds that are rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poors Ratings Services (“S&P”) have speculative characteristics. Bonds that are unrated or rated below Baa3 by Moody’s or BBB– by S&P (commonly referred to as high yield, high risk or junk bonds) are regarded, on balance, as predominantly speculative. Changes in economic conditions or other circumstances are more likely to weaken the issuer’s capacity to pay interest and principal in accordance with the terms of the obligation than is the case with higher rated bonds. While such bonds may have some quality and protective characteristics, these are outweighed by uncertainties or risk exposures to adverse conditions. Lower rated bonds may be more susceptible to real or perceived adverse economic and individual corporate developments than would investment grade bonds.

For example, a projected economic downturn or the possibility of an increase in interest rates could cause a decline in high-yield, high-risk bond prices because such an event might lessen the ability of highly leveraged high yield issuers to meet their principal and interest payment obligations, meet projected business goals, or obtain additional financing. In addition, the secondary trading market for lower-medium and lower-quality bonds may be less liquid than the market for investment grade bonds. This potential lack of liquidity may make it more difficult to accurately value certain of these lower-grade portfolio securities.

Bonds are not the only type of fixed income security. Other fixed income securities include but are not limited to U.S. and foreign corporate fixed income securities, including convertible securities (bonds, debentures, notes and other similar instruments) and corporate commercial paper, mortgage-related and other asset-backed securities; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or “indexed” securities, preferred or preference stock, catastrophe bonds, and loan participations; bank certificates of deposit, fixed time deposits and bankers’ acceptances; repurchase agreements and reverse repurchase agreements; fixed income securities issued by states or local governments and their agencies, authorities and other instrumentalities; obligations of foreign governments or their subdivisions, agencies and instrumentalities; and obligations of international agencies or supranational entities. Commercial paper is a specific type of corporate or short term note. In fact, it’s very short term, being paid in less than 270 days. Most commercial paper matures in 50 days or less. Fixed income securities may be acquired with warrants attached. For more information about specific income securities see the Statement of Additional Information.

Investments in fixed income securities include U.S. Government securities. U.S. Government securities are issued or guaranteed by the U.S. Government, its agencies and instrumentalities. Some U.S. Government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. Government securities are neither direct obligations of, nor guaranteed by the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. For more information about mortgage-related fixed income securities see “Mortgage-Related Securities.”

The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.
Recent Market Conditions.  Recent events have resulted in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the value of many types of debt securities has been reduced, including, but not limited to, asset-backed securities. Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities, or to predict the duration of these market events. Mortgage-backed securities have been especially affected by these events. Some financial institutions may have large (but still undisclosed) exposures to such securities, which could have a negative effect on the broader economy. Securities in which a Fund invests may become less liquid in response to market developments or adverse investor perceptions. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell such investments to meet redemptions or for other cash needs, such Fund may suffer a loss.

Foreign Currency
Funds buy foreign currencies when they believe the value of the currency will increase. If it does increase, they sell the currency for a profit. If it decreases they will experience a loss. Funds may also buy foreign currencies to pay for foreign securities bought for the Fund or for hedging purposes.

Foreign Securities
Securities of foreign issuers include obligations of foreign branches of U.S. banks and of foreign banks, common and preferred stocks, fixed income securities issued by foreign governments, corporations and supranational organizations, and GDRs and EDRs.
There is generally less publicly available information about foreign companies, and they are generally not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies.

Illiquid Securities
An illiquid security is one that may not be frequently traded or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Illiquid securities include, but are not limited to, time deposits and repurchase agreements not maturing within seven days and restricted securities.
A restricted security is one that has not been registered with the SEC and, therefore, cannot be sold in the public market. Securities eligible for sale under Rule 144A and commercial paper offered pursuant to Section 4(2) of the Securities Act of 1933, as amended, are not deemed by VALIC or any Fund’s sub-adviser to be illiquid solely by reason of being restricted. Instead, the sub-adviser will determine whether such securities are liquid based on trading markets and pursuant to guidelines adopted by the Board of Directors. If the sub-adviser concludes that a security is not liquid, that investment will be included within the Fund’s limitation on illiquid securities.

Lending Portfolio Securities
Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities for purposes of realizing additional income. No lending may be made with any companies affiliated with VALIC. The Funds will only make loans to broker-dealers and other financial institutions deemed by State Street Bank and Trust Company (the “securities lending agent”) to be creditworthy. The securities lending agent also holds the cash and portfolio securities of VC I. Each loan of portfolio securities will be continuously secured by collateral in an amount at least equal to the market value of the securities loaned. Such collateral will be cash, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, and such other securities as the Fund and the securities lending agent may agree upon. As with other extensions of credit, securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. The Fund may lose money if the Fund does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. Such events may also trigger adverse tax consequences for the Fund. To the extent that either the value of the cash collateral or the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral should the borrower fail financially. Engaging in securities lending could also have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

Loan Participations and Assignments
Loan participations and assignments are investments in which a Fund acquires some or all of the interest in a loan to a corporate borrower made by a bank or other lending institution. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

Money Market Securities
All of the Funds may invest part of their assets in high quality money market securities payable in U.S. dollars. A money market security is high quality when it is rated in one of the two highest credit categories by Moody’s or S&P or another nationally recognized rating service or if unrated, deemed high quality by VALIC.
These high quality money market securities include:

-	Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

-	Certificates of deposit and other obligations of domestic banks having total assets in excess of $1 billion.

-	Commercial paper sold by corporations and finance companies.

-	Corporate debt obligations with remaining maturities of 13 months or less.

-	Repurchase agreements, money market securities of foreign issuers if payable in U.S. dollars, asset-backed securities, loan participations, and adjustable rate securities, variable rate demand notes.

Mortgage-Related Securities
Mortgage-related securities include, but are not limited to, mortgage pass-through securities, collateralized mortgage obligations and commercial mortgage-backed securities.

Mortgage pass-through securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Payments of interest and principal on these securities are generally made monthly, in effect “passing through” monthly payments made by the individual borrowers on the mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Mortgage-related securities are subject to interest rate risk and prepayment risk.

Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (i.e., securities guaranteed by Government National Mortgage Association (“GNMA”)) or guaranteed by agencies or instrumentalities of the U.S. Government (i.e., securities guaranteed by Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”), which are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations). Mortgage-related securities created by non-governmental issuers (such as commercial banks, private mortgage insurance companies and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

Collateralized Mortgage Obligations (“CMOs”) are hybrid mortgage-related instruments. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. CMOs are structured into multiple classes, with each class bearing a different stated maturity. CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Funds, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Mortgage-Related Securities include mortgage pass-through securities described above and securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, such as mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. These securities may be structured in classes with rights to receive varying proportions of principal and interest.

Repurchase Agreements
A repurchase agreement requires the seller of the security to buy it back at a set price at a certain time. If a Fund enters into a repurchase agreement, it is really making a short term loan (usually for one day to one week). The Funds may enter into repurchase agreements only with well-established securities dealers or banks that are members of the Federal Reserve System. All the Funds in this prospectus may invest in repurchase agreements.

The risk in a repurchase agreement is the failure of the seller to be able to buy the security back. If the value of the security declines, the Fund may have to sell at a loss.

Reverse Repurchase Agreements, Dollar Rolls and Borrowings
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

In a dollar roll transaction, a Fund sells mortgage-backed or other securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The time period from the date of sale to the date of purchase under a dollar roll is known as the roll period. A Fund foregoes principal and interest paid during the roll period on the securities sold in a dollar roll. However, a Fund receives an amount equal to the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the securities sold.

If a Fund’s positions in reverse repurchase agreements, dollar rolls or similar transactions are not covered by liquid assets, such transactions would be subject to the Funds’ limitations on borrowings. Apart from such transactions, a Fund will not borrow money, except as provided in its investment restrictions. See “Investment Restrictions” in the Statement of Additional Information for a complete listing of each Fund’s investment restrictions.

Swap Agreements
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include credit default swaps, equity swaps, interest rate swaps, floors, and collars, and fixed income total return swaps.

Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders do have. Interest rate swaps are the most common type of swap. The parties typically exchange fixed rates payments against floating rate payments. A fixed income total return swap is a swap, where one party pays the total return of an asset, and the other party makes periodic interest payments. The total return is the capital gain or loss, plus any interest or dividend payments. The parties have exposure to the return of the underlying asset without having to hold the underlying assets.

Temporary Defensive Investment Strategy
From time to time, the Funds may take temporary defensive positions that are inconsistent with their principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. There is no limit on Fund investments in money market securities for temporary defensive purposes. If the Funds take such a temporary defensive position, they may not achieve their investment objectives.

When-Issued Securities
When-issued securities are those investments that have been announced by the issuer and will be on the market soon. The Funds negotiate the price with a broker before it goes on the market. If the security ends up selling on the market at a lower price than negotiated, the Funds may have a loss. If it sells at a higher price, the Funds may have a profit.

About Portfolio Turnover

Portfolio turnover occurs when a Fund sells its investments and buys new ones. In some Funds, high portfolio turnover occurs when these Funds sell and buy investments as part of their investment strategy. In other Funds, like the Index Funds, portfolio turnover is lower because the make up of the index stays fairly constant.

High portfolio turnover may cause a Fund’s expenses to increase. For example, a Fund may have to pay brokerage fees and other related expenses. A portfolio turnover rate over 100% a year is higher than the rates of many other mutual fund companies. A high rate may increase a Fund’s transaction costs and expenses.

The Financial Highlights tables show the portfolio turnover rate for each of the Funds, other than Money Market I Fund, during prior fiscal years.

About VC I’s Management

Investment Adviser
VALIC is a stock life insurance company which has been in the investment advisory business since 1960 and is the investment adviser for all the Funds. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”). AIG is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and abroad.

VALIC is located at 2929 Allen Parkway, Houston, Texas 77019.

VALIC serves as investment adviser through an Investment Advisory Agreement with VC I. As investment adviser, VALIC oversees the day to day operations of each Fund and supervises the purchase and sale of Fund investments. VALIC employs investment sub-advisers who make investment decisions for the Funds.

The investment advisory agreement between VALIC and VC I provides for VC I to pay all expenses not specifically assumed by VALIC. Examples of the expenses paid by VC I include transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders and expenses of servicing shareholder accounts. These expenses are allocated to each Fund in a manner approved by the Board of Directors. For more information on these agreements, see the “Investment Adviser” section in the Statement of Additional Information.

Investment Sub-Advisers
VALIC works with investment sub-advisers for each Fund. Sub-advisers are financial service companies that specialize in certain types of investing. The sub-adviser’s role is to make investment decisions for the Funds according to each Fund’s investment objectives and restrictions. VALIC compensates the sub-advisers out of the fees it receives from each Fund.

According to the agreements VALIC has with the sub-advisers, VALIC will receive investment advice for each Fund. Under these agreements VALIC gives the sub-advisers the authority to buy and sell securities for the sub-advised Funds. However, VALIC retains the responsibility for the overall management of these Funds. The sub-advisers may buy and sell securities for each Fund with broker-dealers and other financial intermediaries that they select. The sub-advisers may place orders to buy and sell securities of these Funds with a broker-dealer affiliated with the sub-adviser, as allowed by law. This could include any affiliated futures commission merchants.

The 1940 Act permits sub-advisers, under certain conditions, to place an order to buy or sell securities with an affiliated broker. One of these conditions is that the commission received by the affiliated broker cannot be greater than the usual and customary brokers commission if the sale was completed on a securities exchange. VC I has adopted procedures, as required by the 1940 Act, which provide that any commissions received by a sub-adviser’s affiliated broker may be considered reasonable and fair if compared to the commission received by other brokers for the same type of securities transaction.

The Securities Exchange Act of 1934 prohibits members of national securities exchanges from effecting exchange transactions for accounts that they or their affiliates manage, except as allowed under rules adopted by the SEC. VC I and the sub-advisers have entered into written contracts, as required by the 1940 Act, to allow a sub-adviser’s affiliate to effect these type of transactions for commissions. The 1940 Act generally prohibits a sub-adviser or a sub-adviser’s affiliate, acting as principal, from engaging in securities transactions with a Fund, without an exemptive order from the SEC.

VALIC and the sub-advisers may enter into simultaneous purchase and sale transactions for the Funds or affiliates of the Funds.

In selecting sub-advisers, the Board of Directors carefully evaluated: (i) the nature and quality of the services expected to be rendered to the Fund(s) by the sub-adviser; (ii) the distinct investment objective and policies of the Fund(s); (iii) the history, reputation, qualification and background of the sub-advisers’ personnel and its financial condition; (iv) its performance track record; and (v) other factors deemed relevant. The Directors also reviewed the fees to be paid by VALIC to each sub-adviser. The sub-advisory fees are not paid by the Funds. A discussion of the basis for the Board of Directors’ approval of the investment advisory and sub-advisory agreements is available in VC I’s most recent annual report for the period ended May 31 and/or its most recent semi-annual report for the period ended November 30. For information on obtaining an annual or semi-annual report to shareholders, see the section Interested in Learning More.

VC I relies upon an exemptive order from the SEC which permits VALIC, subject to certain conditions, to select new sub-advisers or replace existing sub-advisers without first obtaining shareholder approval for the change. The Board of Directors, including a majority of the independent Directors, must approve each new sub-advisory agreement. This allows VALIC to act more quickly to change sub-advisers when it determines that a change is beneficial by avoiding the delay of calling and holding shareholder meetings to approve each change. In accordance with the exemptive order, VC I will provide investors with information about each new sub-adviser and its sub-advisory agreement within 90 days of hiring the new sub-adviser. VALIC is responsible for selecting, monitoring, evaluating and allocating assets to the sub-advisers and oversees the sub-advisers’ compliance with the relevant Fund’s investment objective, policies and restrictions.

The Statement of Additional Information provides information regarding the portfolio managers listed below, including other accounts they manage, their ownership interest in the Fund(s) that they serve as portfolio manager, and the structure and method used by the sub-adviser to determine their compensation.

The Sub-Advisers are:

AIG Global Investment Corp.
American Century Global Investment Management, Inc.
American Century Investment Management, Inc.
Barrow, Hanley, Mewhinney & Strauss, Inc.
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
Brazos Capital Management, LP
Bridgeway Capital Management, Inc.
Dreman Value Management, LLC
Evergreen Investment Management Company, LLC
Franklin Advisers, Inc.
Goldman Sachs Asset Management, L.P.
Invesco Aim Capital Management, Inc.
Massachusetts Financial Services Company
OppenheimerFunds, Inc.
RCM Capital Management LLC
SunAmerica Asset Management Corp.
T. Rowe Price Associates, Inc.
Templeton Global Advisors Ltd.
Templeton Investment Counsel, LLC
Van Kampen
Wellington Management Company, LLP
Wells Capital Management Incorporated

Asset Allocation Fund
Capital Conservation Fund
Global Social Awareness Fund
Inflation Protected Fund
International Equities Fund
International Government Bond Fund
Mid Cap Index Fund
Nasdaq-100® Index Fund
Small Cap Index Fund
Stock Index Fund

AIG Global Investment Corp. (“AIGGIC”)
70 Pine Street, New York, New York 10270

AIGGIC is an indirect wholly-owned subsidiary of AIG and is a part of AIG Investments. AIG Investments comprises a group of international companies (including AIGGIC), which provide investment advice and market asset management products and services to clients around the world. As of June 30, 2009, AIG Investments managed approximately $579 billion, of which approximately $492 billion relates to AIG affiliates and approximately $87 billion relates to client assets. These figures do not include assets sub-advised to third party managers.

Teams make decisions for the Funds, as noted below. Each team meets regularly to review portfolio holdings and discuss purchase and sale activity.

Investment decisions for the Asset Allocation Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Michael Kelly, Jose R. Aragon and Robert Vanden Assem. Mr. Kurtz joined AIG Investments with the acquisition of American General Investment Management (“AGIM”) in 2001. As a Senior Portfolio Manager, he is responsible for the management and trading of the wide variety of domestic and international equity index funds managed by AIG Investments. In addition, Mr. Kurtz and his team provide equity derivative and passive trading support for AIG Investments’ traditional and enhanced equity products. Prior to AIG Investments, Mr. Kurtz worked at Sears Investment Management Co., the retirement fund management subsidiary of Sears, Roebuck and Co. from 1978 to 2000. Ms. Cai joined AIG Investments in 2000 and serves as Portfolio Manager for U.S. Equities, with responsibility for managing merger arbitrage portfolios, research-enhanced index portfolios and insured index funds. She also sits on the AIG Derivatives Committee, which oversees firm wide derivatives transactions and structured financial products. Mr. Campion joined AIG Investments in 1999. He is a Portfolio Manager responsible for enhanced index products. Michael Kelly joined AIG Investments in 1999 as Head of U.S. Equities. He is a Managing Director and new Global Head of Client Asset Allocation and Structured Equities. Prior to joining AIG Investments, Mr. Kelly spent 15 years with JP Morgan Investment Management. Mr. Aragon joined AIG Investments in 2003 and is currently a Vice President and a Portfolio Manager for AIG Investments’ asset allocation products. Prior to assuming this role, Mr. Aragon managed AIG Investments’ multi-strategy hedge fund and was a Quantitative Analyst in the AIG Investments structured equity group. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolio, long/short portfolios and affiliated accounts. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Capital Conservation Fund are made by a team including Dana G. Burns, John Dunlevy and Robert Vanden Assem. Mr. Burns is Vice President of Investment Grade Fixed Income and Portfolio Manager. Mr. Burns joined AIG Investments in 2007 and has over 10 years of investment experience. Prior to joining AIG Investments, Mr. Burns was Vice President and co-manager of the Fixed Income Separately Managed Account team at Morgan Stanley. Mr. Dunlevy, Managing Director and Portfolio Manager, joined AIG Investments in 2007. In his current role, he focuses on asset-backed and non-agency mortgage-backed securities (“MBS”). Mr. Dunlevy has been an active investor in structured mortgage credit products including agency and non-agency MBS, commercial mortgage-backed securities, and asset-backed securities for the past 20 years. Prior to joining AIG Investments, Mr. Dunlevy was a senior member of the securitized products portfolio team with Merrill Lynch, Beacon Funds, Hyperion Capital Management, and TIAA-CREF. Mr. Dunlevy is a chartered financial analyst and a certified public accountant. Mr. Vanden Assem joined AIG Investments in 2001 and is responsible for the portfolio management of AIG Investments’ high grade total rate of return portfolio, long/short portfolios and affiliated accounts. Prior to joining AIG Investments, Mr. Vanden Assem was with Morgan Stanley Dean Witter Advisors where he worked as a portfolio manager for the MSDW Strategist and Variable Strategist mutual funds as well as other institutional and individual fixed income assets.

Investment decisions for the Global Social Awareness Fund are made by a team including Magali Azema-Barac, Lan Cai, Timothy Campion, Michael Kelly and Mikhail Samanov. Magali Azema-Barac joined AIG Investments in 2001. In 2003, she became the head of the Investment Strategies Research Development group for AIG Investments. Before that she managed AIG Investments’ quantitative equity portfolios ranging from index funds to enhanced-index and socially responsible funds. Mikhail Samonov joined AIG Investments in 2004 and is a Quantitative Analyst for the Global Equities team with a primary focus on research and development of quantitative investment strategies. In 2004, Mr. Samonov received a BS from Brown University with honors in Applied Mathematics and Economics. Please see above for biographies of each of the team members.

Investment decisions for the Inflation Protected Fund are made by Robert Vanden Assem. Please see above for the biography of Mr. Vanden Assem.

Investment decisions for the International Equities Fund are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion, Akihiro Sekiya and Michael Kelly. Mr. Sekiya began his professional experience in 1989 and joined AIG Investments in August 2004. He is a portfolio manager for various Japanese Equity strategies and has research responsibilities covering financials, retail, and toiletry sectors. Please see above for biographies of Ms. Cai and Messrs. Campion, Kelly and Kurtz.

Investment decisions for the International Government Bond Fund are made by a team including Anders Faergemann, Anthony King, Rajeev Mittal and Hachidai Ueda. Mr. Faergemann joined AIG Investments in 2004 and is a Senior Portfolio Manager with the Emerging Market Bond Team. He focuses on portfolio management of local currency debt as well as sovereign debt. Mr. Faergemann was previously the London-based emerging market currency strategist for an affiliate, AIG Trading Group. Mr. Faergemann began his investment career when he joined the AIG member companies in 1998. Mr. King joined AIG Investments in 2000 and is a Vice President and Senior Portfolio Manager responsible for interest rate and currency and credit risk on both multi-currency and single currency bond portfolios. Since joining AIG Investments, he has been in charge of initiating both Euro and Global Bond products, both of which combine interest rate, currency and credit risk within a portfolio to provide a broad selection of alpha opportunities. Mr. King’s financial industry experience began in 1989 at JP Morgan Investment Management where he was responsible for managing both single and multi-currency bond portfolios on behalf of pension funds and private clients. Rajeev Mittal joined AIG Investments in 1992 and is Head of Emerging Market Debt. Mr. Mittal is responsible for all aspects of portfolio management for the emerging market debt strategies. Mr. Ueda joined AIG Investments in 2005 and is a Portfolio Manager with the Investment Grade Fixed Income Team. He is responsible for multi-currency bond portfolios. Mr. Ueda’s financial industry experience began in 1999 at Dai-Ichi Kangyo Asset Management Co. Ltd., where he was responsible for multi-currency bond portfolios on behalf of pension funds and investment trust funds. He is a Chartered Member of the Security Analysts Association of Japan.

Investment decisions for the Mid Cap Index, Nasdaq-100® Index, Small Cap Index and Stock Index Funds are made by a team including James O. Kurtz (Team Coordinator), Lan Cai, Timothy Campion and Michael Kelly. Please see above for biographies of each of the team members.

Core Value Fund
Growth Fund
International Growth I Fund

American Century Investment Management, Inc. and
American Century Global Investment Management, Inc. (collectively, “American Century”)
4500 Main Street, Kansas City, Missouri 64111

American Century has been managing mutual funds since 1958. It managed approximately $74 billion in assets under management as of June 30, 2009.

Team members meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the Funds as they see fit, guided by each Fund’s investment objective and strategy.

A portion of the assets of the Core Value Fund are managed by a team of income and growth portfolio managers consisting of Kurt Borgwardt, Lynette Pang, John Schniedwind and Zili Zhang. Mr. Borgwardt, Senior Vice President and Senior Portfolio Manager, joined American Century in August 1990 and also has managed the quantitative equity research effort. He became a portfolio manager in March 1998. He is a CFA charterholder. Ms. Pang, Portfolio Manager, joined American Century in 1997 and became a portfolio manager in February 2006. Mr. Schniedwind, Chief Investment Officer — Quantitative Equity, joined American Century in October 1982 and also supervises other portfolio management teams. He became a portfolio manager in June 1997. He is a CFA charterholder. Mr. Zhang, Senior Vice President and Portfolio Manager/Director of Quantitative Research, joined American Century in October 1995. He became a portfolio manager in February 2002. He also manages the quantitative research team.

A portion of the assets of the Core Value Fund are managed by a team of large cap value portfolio managers consisting of Charles A. Ritter and Brendan Healy. Mr. Ritter, Vice President and Senior Portfolio Manager, is a member of the large company value strategy team. He joined American Century in December 1998. Mr. Healy, Vice President and Portfolio Manager, is a member of the large company value strategy team since he joined American Century in April 2000. He became a portfolio manager in February 2004.

The Growth Fund is managed by three teams of portfolio managers: the Growth Strategy team, Disciplined Growth Strategy team and the Global Growth Strategy team.

The Growth Strategy team is managed by Gregory J. Woodhams and E.A. Prescott LeGard. Mr. Woodhams, Chief Investment Officer, U.S. Growth Equity - Large Cap, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the growth strategy team since he joined American Century in September 1997. He is a CFA charterholder. Mr. LeGard, Vice President and Portfolio Manager, has been a member of the team that manages the growth strategy team since March 1999. He is a CFA charterholder.

The Disciplined Growth Strategy team is managed by William Martin, Brian Ertley and Lynette Pang. Mr. Martin, Senior Vice President and Senior Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. He joined American Century in October 1989 and became a portfolio manager in April 1991. He is a CFA charterholder. Mr. Ertley, Portfolio Manager and Senior Quantitative Analyst, has been a member of the disciplined growth strategy team since September 2005. He joined American Century in June 1998 and became a portfolio manager in February 2006. He is a CFA charterholder. Ms. Pang, Portfolio Manager, has been a member of the disciplined growth strategy team since September 2005. She joined American Century in July 1997 and became a portfolio manager in February 2006. She is a CFA charterholder.

The Global Growth Strategy team is managed by Keith Creveling and Brent Puff. Mr. Creveling, Vice President and Senior Portfolio Manager, has been a member of the global growth strategy team since November 2005. He joined American Century in October 1999 and became a portfolio manager in April 2002. He is a CFA charterholder. Mr. Puff has been with American Century since 2001 and has been a portfolio manager since February 2008.

A portion of the assets of the International Growth I Fund are managed by a team of portfolio managers consisting of Alex Tedder and Rajesh Gandhi. Mr. Tedder, Vice President and Senior Portfolio Manager, has been a member of the International Growth team since joining American Century in July 2006. Prior to joining American Century, he was an advisor for Henderson Group, Ltd. from December 2005 to May 2006, and managing director, head of international equities at DWS Deutsche Bank from October 1994 to October 2005. Mr. Gandhi, Vice President and Portfolio Manager, has been with American Century since June 2002 and has been a portfolio manager since February 2008.

Broad Cap Value Income Fund

Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)
2200 Ross Avenue, 31st Floor, Dallas, Texas 75201-2671

BHMS has been providing investment counseling since 1979 and as of June 30, 2009, had approximately $46 billion in assets under management.

Timothy J. Culler, CFA and Mark Giambrone, CPA will be responsible for the day-to-day management of the assets of the Broad Cap Value Fund. Mr. Culler joined BHMS in April 1999 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was at INVESCO Capital Management where he served as Chief Investment Officer. Mr. Giambrone joined BHMS in December 1998 and is currently a Principal and Portfolio Manager. Prior to joining BHMS, he was a portfolio consultant at HOLT Value Associates.

James P. Barrow, Robert J. Chambers, CFA and Ray Nixon are portfolio managers who will assist Messrs. Culler and Giambrone in the management of the Broad Cap Value Fund. Mr. Barrow founded BHMS in 1979 and is currently a member of the large- and mid-cap value equity teams. Mr. Chambers joined BHMS as a principal in August 1994 and is currently a member of the large cap value equity team. Mr. Nixon joined BHMS as a principal in June 1994 and is currently a member of the large cap value equity team.

Core Equity Fund
Global Equity Fund

BlackRock Financial Management, Inc. (“BFM”)
40 East 52nd Street, New York, New York 10022

BlackRock Investment Management, LLC (“BIM”)
800 Scudders Mill Road, Plainsboro, New Jersey 08536

BFM and BIM (collectively, BlackRock) are indirect, wholly-owned subsidiaries of BlackRock, Inc. BlackRock and its affiliates offer a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the U.S. and in non-U.S. markets. The combined company has over 5,500 employees in 19 countries and a major presence in most key markets, including the U.S., the U.K., Asia, Australia, the Middle East and Europe. As of June 30, 2009, the assets under management of the BlackRock organization (including its subsidiaries) were approximately $1.37 trillion.

The Core Equity Fund is managed by BIM’s Basic Value team and Large Cap Growth team.

The Large Cap Growth team is led by Robert C. Doll, CFA and Daniel Hanson, CFA. Mr. Doll has been Vice Chairman and Director of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee since 2006. He was President and a member of the Board of the funds advised by Merrill Lynch Investment Managers, L.P. (“MLIM”) and its affiliates from 2005 to 2006, and President of MLIM and Fund Asset Management, L.P. from 2001 to 2006. Mr. Doll has primary portfolio management responsibility for the Fund. Mr. Hanson is a Director of BlackRock, Inc., which he joined in 2006 following the merger with MLIM. He has been a member of BlackRock’s Large Cap Series team responsible for fundamental analysis since he joined MLIM in 2003 and has been a portfolio manager since 2008. Mr. Hanson directs the fundamental research group supporting this team and is an active participant in the portfolio construction process.

The Basic Value team is led by Kevin Rendino. Mr. Rendino has been Managing Director of BlackRock, Inc. since 2006 and was Managing Director of MLIM from 1997 to 2006. Mr. Rendino joined BlackRock following its merger with MLIM in 2006 and is head of the Basic Value team. At MLIM, Mr. Rendino was responsible for the Merrill Lynch International Investment Funds (“MLIIF”) US Basic Value Fund, the MLIF US Focused Value Fund and several offshore Merrill Lynch mutual funds. Mr. Rendino has been a portfolio manager with BlackRock or MLIM for more than 5 years.

The Global Equity Fund is managed by BFM. Thomas P. Callan, CFA and Michael D. Carey, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Global Equity Fund. Mr. Callan, Managing Director, joined BlackRock in 1998 and is a member of the BlackRock Global Opportunities Team and the BlackRock Equity Operating Committee. Mr. Carey, Managing Director, joined BlackRock in 1998 and is member of the BlackRock Global Opportunities Team.

Mid Cap Strategic Growth Fund

Brazos Capital Management, LP (“Brazos Capital”)
5949 Sherry Lane, Suite 1600, Dallas, Texas 75225

Brazos Capital is an SEC registered investment adviser and is a wholly-owned subsidiary of AIG Global Investment Group. Brazos Capital has provided investment management services to institutional clients since 1983. As of June 30, 2009, Brazos Capital had approximately $286 million in assets under management.

A portion of the assets of the Mid Cap Strategic Growth Fund are managed by Brazos Capital. Michael S. Allocco is the lead manager for Brazos Capital and has day-to-day responsibility for making investment decisions on behalf of the Fund. Mr. Allocco works with a team of investment professionals. Mr. Allocco joined Brazos Capital in 2003 as a portfolio manager and has twelve years of industry experience. Mr. Allocco received a B.A. in Management from the University of South Florida and an M.B.A with concentrations in Finance and Economics from the University of Chicago.

Small Cap Fund

Bridgeway Capital Management, Inc. (“Bridgeway”)
5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448

Bridgeway provides investment management services to investment companies, pension and profit sharing employer plans, corporations and individuals. As of June 30, 2009, Bridgeway had over $2.8 billion in assets under management.

John Montgomery, founder and President of Bridgeway, is responsible for selecting the securities that the Fund purchases and sells. Mr. Montgomery holds bachelors degrees from Swarthmore College in both engineering and philosophy and graduate degrees from MIT and Harvard Business School.

Small Cap Special Values Fund

Dreman Value Management, LLC (“Dreman”)
Harborside Financial Center, Plaza 10, Suite 800,
Jersey City, New Jersey 07311

Dreman, an independent investment management firm, was founded in 1977 by David Dreman, its current chairman and chief investment officer. Dreman specializes in contrarian value equity investing. As of June 30, 2009, the firm managed $3.7 billion for a diverse group of tax-exempt and taxable clients. Dreman is located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, New Jersey 07311.

Dreman is responsible for managing a portion of the assets of the Small Cap Special Values Fund. Dreman’s portion of the Fund’s assets is managed by Mark Roach. Mr. Roach is a Managing Director and Portfolio Manager of Dreman’s small-, mid- and small/mid-cap products and has over 15 years of investment experience. Prior to joining Dreman in November 2006, Mr. Roach was a portfolio manager at Vaughan Nelson Investment Management responsible for managing small-cap products from 2002 to 2006.

Large Cap Core Fund
Small Cap Special Values Fund
Small-Mid Growth Fund

Evergreen Investment Management Company, LLC (“Evergreen”)
200 Berkeley Street, Boston, Massachusetts 02116-5034

Evergreen has been managing mutual funds and private accounts since 1932 and managed over $162 billion in assets as of June 30, 2009. Evergreen is a subsidiary of Wells Fargo & Company (“Wells Fargo”), the fourth largest bank holding company in the United States with over $1.3 trillion in consolidated assets as of March 31, 2009.

Walter McCormick, CFA, is the lead portfolio manager and Emory (Sandy) Sanders, CFA, is a portfolio manager of the Large Cap Core Fund. Walter McCormick is a Senior Vice President, Senior Portfolio Manager and Head of Evergreen’s Large Cap Value and Core Equity Team. He originally joined a predecessor of Evergreen in 1984. Mr. McCormick joined David L. Babson & Co., Inc. in 1998 and retired from there in April 2000. He rejoined Evergreen in March 2002. Mr. McCormick has been working in the investment management field since 1970. Mr. Sanders is a Director, Portfolio Manager and Senior Equity Analyst with Evergreen’s Large Cap Equity Research team. He has been with Evergreen or one of its predecessors and in the investment management field since 1997.

Evergreen is responsible for managing approximately 50% of the assets of the Small Cap Special Values Fund. Evergreen’s portion of the Fund’s assets is managed by James M. Tringas, CFA. Mr. Tringas is a Senior Vice President, Senior Portfolio Manager and member of the Value Equity team at Evergreen. He joined Evergreen in January 2002. From 1999 until he joined Evergreen, Mr. Tringas was a vice president and portfolio manager with Wachovia Asset Management, where he also served as a security analyst from 1994 until 1999.

The Small-Mid Growth Fund is managed by two investment teams, the Evergreen Small/Mid Growth team and the Evergreen Small Cap Growth team. The Small/Mid Cap Growth team includes Robert Junkin, CPA, Kenneth J. Doerr, Lori S. Evans, CFA, Julian J. Johnson and Ross Campbell. The Small Cap Growth team includes Linda Z. Freeman, CFA, Jeffrey S. Drummond, CFA, Jeffrey Harrison, CFA, Edward Rick IV, CFA and Paul Carder, CFA. The lead portfolio managers of the Fund are Messrs. Junkin and Doerr, assisted by Mses. Evans and Johnson; and Ms. Freeman and Mr. Drummond, assisted by Messrs. Rick, Harrison and Carder.

Mr. Junkin, CPA, is a Managing Director and Senior Portfolio Manager with Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2007. Previously, he served as a portfolio manager for John Hancock Financial Services from 2003 to March 2007 and as an investment analyst and portfolio manager for Pioneer Investments from 1997 through 2002. Mr. Doerr is a Director and Senior Equity Analyst with the Quantitative Research and Risk Management team of Evergreen’s Equity Management group. He has been with Evergreen or one of its predecessors since 2006. Previously, Mr. Doerr served as Founding Partner and CIO of Trilene Endeavour Partners from 2005 to 2006, as Portfolio Manager with 2100 Capital Group from

2004 to 2005 and as a Senior Vice President and Portfolio Manager with Putnam Investments from 2000 to 2003. Ms. Evans is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1988. Ms. Johnson is a Director and Senior Analyst with the Small/Mid Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1995.

Ms. Freeman is a Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. She has been with Evergreen or one of its predecessor firms since 1991 and has been working in the investment management field since 1979. Mr. Drummond is Team Co-Head, Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1988 and has been working in the investment management field since 1988. Mr. Rick is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1994 and has been working in the investment management field since 1994. Mr. Harrison is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He has been with Evergreen or one of its predecessor firms since 1997 and has been working in the investment management field since 1994. Mr. Carder is a Director and Portfolio Manager with Evergreen’s Small Cap Growth team. He joined Evergreen in 2004. Prior to joining Evergreen, Mr. Carder served as an Associate Equity Research Analyst for Wachovia Securities. He has been in the investment industry since 2000. Each Portfolio Manager is a Chartered Financial Analyst.

Global Strategy Fund

Franklin Advisers, Inc. (“Franklin Advisers”)
One Franklin Parkway, San Mateo, California 94403-1906

Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. (referred to as “Franklin Templeton Investments”), a publicly owned company engaged in the financial services industry through its subsidiaries. As of June 30, 2009, Franklin Templeton Investments managed approximately $451 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the debt portion of the Global Strategy Fund is Michael Hasenstab. Dr. Hasenstab first worked for Franklin Templeton from 1995 to 1998, rejoining again in 2001 after a three-year leave to obtain his Ph.D. Dr. Hasenstab is Senior Vice President, Co-Director and Portfolio Manager of the international bond department of Franklin Templeton Income Group. He has primary responsibility for the debt investments of the Fund and has final authority over all aspects of the Fund’s debt investment portfolio. The degree to which he may perform his duties may change from time-to-time.

Global Real Estate Fund

Goldman Sachs Asset Management, L.P. (“GSAM”)
32 Old Slip, New York, New York 10005

GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. As of June 30, 2009, GSAM, including its investment advisory affiliates, had assets under management of approximately $761 billion excluding seed capital and assets under supervision; and approximately $709 billion in total assets under management and/or distribution, including seed capital, excluding assets under supervision. GSAM manages the portion of the Global Real Estate Fund that invests in international real estate securities. GSAM’s Real Estate Securities Team is led by James Otness, David Kruth and Dolores Bamford. Mr. Otness, who joined GSAM as a portfolio manager in 2000, is a Managing Director of the Real Estate Securities Team. Mr. Kruth, who joined GSAM as a senior portfolio manager in April 2005, is a Vice President on the Global Real Estate Securities Team. Prior to joining GSAM, Mr. Kruth worked for nearly 8 years at Citigroup Alternative Investments and AllianceBernstein as a portfolio manager and senior analyst for the global real estate securities funds. Ms. Bamford joined GSAM as a portfolio manager in 2002 and is also a Managing Director of the Real Estate Securities Team. Each portfolio manager is a Chartered Financial Analyst.

Global Real Estate Fund
International Growth I Fund
Large Capital Growth Fund
Small Cap Fund

Invesco Aim Capital Management, Inc. (“Invesco Aim”)
11 Greenway Plaza, Suite 100, Houston, Texas 77046

Invesco Aim has acted as an investment adviser since its organization in 1986. Invesco Aim, together with its affiliates, advises or manages over 225 investment funds, including the Fund, encompassing a broad range of investment objectives. Invesco Aim is an indirect wholly-owned subsidiary of Invesco Ltd. Total net assets under the management of Invesco Aim and its affiliates was approximately $389 billion as of June 30, 2009.

Members of the investment team for the International Growth I Fund include Clas G. Olson (lead manager with respect to Europe and Canada investments), Senior Portfolio Manager; Barrett K. Sides (lead manager with respect to Asia Pacific and Latin America); Jason T. Holzer, Senior Portfolio Manager; Shuxin (Steve) Cao, Senior Portfolio Manager; and Matthew W. Dennis, Portfolio Manager. Mr. Olson has been with Invesco Aim and/or its affiliates since 1994. Mr. Holzer has been with Invesco Aim and/or its affiliates since 1996. Mr. Sides has been with Invesco Aim and/or its affiliates since 1990. Mr. Cao has been with Invesco Aim and/or its affiliates since 1997. Mr. Dennis has been with Invesco Aim and/or its affiliates since 2000.

A lead manager generally has final authority over all aspects of a portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of securities, portfolio construction techniques, portfolio risk assessment and the management of daily cash flows. The degree to which a lead manager may perform these functions, and the nature of these functions, may change from time to time.

Members of the investment team for the Large Capital Growth Fund include Geoffrey V. Keeling, Senior Portfolio Manager and Robert L. Shoss, Senior Portfolio Manager. Messrs. Keeling and Shoss have each been associated with Invesco Aim and/or its affiliates since 1995.

Invesco Aim has engaged Invesco Institutional (N.A.), Inc. (“IINA”) as the sub-sub-adviser to the portion of the Global Real Estate Fund’s assets invested in domestic real estate securities. IINA’s principal office is located at 1555 Peachtree St., N.E., Atlanta, Georgia 30309. The following individuals are jointly and primarily responsible for the day-to-day management of the Fund: Joe V. Rodriguez, Jr. (lead manager), Mark Blackburn, Paul S. Curbo, James Trowbridge and Ping-Ying Wang.

Mr. Rodriguez has been head of IINA’s real estate securities team since 1995 and has been associated with Invesco Aim and/or its affiliates since 1990. As the lead manager, Mr. Rodriguez generally has final authority over all aspects of IINA’s portion of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Blackburn is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998. Mr. Curbo is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998. Mr. Trowbridge is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1989. Ms. Wang is a member of IINA’s real estate securities team and has been associated with Invesco Aim and/or its affiliates since 1998.

A portion of the assets of the Small Cap Fund are managed by Juliet S. Ellis (lead manager) and Juan R. Hartsfield. Ms. Ellis, Senior Portfolio Manager, has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, she was Managing Director and from 1993 to 2004, she was a senior portfolio manager with JPMorgan Fleming Asset Management. As the lead manager, Ms. Ellis generally has final authority over all aspects of the Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Mr. Hartsfield, Portfolio Manager, has been associated with Invesco Aim and/or its affiliates since 2004. From 2000 to 2004, he was a co-portfolio manager with JPMorgan Fleming Asset Management.

International Growth I Fund

Massachusetts Financial Services Company (“MFS”)
500 Boylston Street, Boston, MA 02116

MFS is America’s oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. As of June 30, 2009, MFS had approximately $141 billion in assets under management. MFS manages a portion of the assets of the International Growth I Fund using a team of portfolio managers. The team is comprised of Marcus L. Smith and Daniel Ling, CFA, each an Investment Officer and Portfolio Manager of MFS. Mr. Smith has been employed with MFS since 1994. Mr. Ling joined MFS in 2006 as a global equity research analyst. Previously, Mr. Ling was an Investment Manager for Lion Capital Management in Singapore from 2001 to 2006. They have joint responsibility for making day-to-day investment decisions on behalf of MFS’ portion of the Fund’s assets.

Value Fund

OppenheimerFunds, Inc. (“Oppenheimer”)
Two World Financial Center, 225 Liberty Street, 11th Floor
New York, New York 10281-1008

Oppenheimer has been an investment adviser since 1960. As of June 30, 2009, Oppenheimer and its subsidiaries and controlled affiliates managed more than $146 billion in assets including Oppenheimer funds with more than 6 million shareholders.

Mitch Williams and John Damian are primarily responsible for the day-to-day management of the Value Fund’s investments. Mr. Williams, CFA, has been a Vice President of Oppenheimer since July 2006 and was previously a Senior Research Analyst from April 2002. Mr. Damian has been a Vice President of Oppenheimer since September 2001.

Science & Technology Fund

RCM Capital Management LLC (“RCM”)
4 Embarcadero Center, San Francisco, California 94111

RCM is an indirect wholly owned subsidiary of Allianz Global Investors (“AGI”). In turn, AGI is owned by Allianz SE. As of June 30, 2008, RCM had approximately $18.9 billion in total assets under management and advice.

A portion of the assets of the Science & Technology Fund is managed by Walter C. Price, Jr. and Huachen Chen. Mr. Price, Managing Director and Portfolio Manager, joined RCM in 1974 as a Senior Portfolio Securities Analyst and became a principal in 1978. Mr. Price has analytical responsibility for much of RCM’s technology area and has extensive experience in managing technology portfolios. Huachen Chen, Senior Portfolio Manager, joined RCM in 1985 as a Securities Analyst. He became a principal in 1994 and currently has research and money management responsibilities for the technology area. Since 1990, he has had extensive portfolio responsibilities related to technology and capital goods stocks.

Government Securities Fund
Growth & Income Fund
Large Capital Growth Fund
Money Market I Fund

SunAmerica Asset Management Corp. (“SAAMCo”)
Harborside Financial Center, 3200 Plaza 5
Jersey City, New Jersey 07311

SAAMCo is organized as a Delaware corporation and is a wholly-owned subsidiary of AIG Retirement Services, Inc., located at 1 SunAmerica Center, Century City, Los Angeles, California 90067. AIG Retirement Services, Inc. is a wholly-owned subsidiary of AIG. As of June 30, 2008, SAAMCo managed, advised and/or administered more than $49 billion in assets.

The Government Securities Fund is managed by Michael Cheah. Mr. Cheah is Vice President and Portfolio Manager of SAAMCo. He joined SAAMCo in July 1999 as a portfolio manager and is responsible for all investment grade fixed income portfolios.

The Growth & Income Fund is managed by Steven A. Neimeth. Mr. Neimeth, Senior Vice President and Portfolio Manager, joined SAAMCo as a portfolio manager in April 2004. Prior to joining

SAAMCo, Mr. Neimeth was a portfolio manager of The Neuberger Berman Large-Cap Value Fund since 2003. Between 1997 and 2002, Mr. Neimeth was a portfolio manager and research analyst at Bear Sterns Asset Management.

A portion of the assets of the Large Capital Growth Fund is managed by a team supervised by John Massey. Mr. Massey, Senior Vice President and Portfolio Manager, has been with SAAMCo since February 2006 and is primarily responsible for the day-to-day management of the Funds. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. From 1998 to 2001, Mr. Massey was a senior analyst covering the healthcare industry with Standard and Poor’s Corporation.

SAAMCo’s Fixed-Income Investment Team is responsible for management of the Money Market I Fund.

Blue Chip Growth Fund
Health Sciences Fund
Science & Technology Fund
Small Cap Fund

T. Rowe Price Associates, Inc. (“T. Rowe Price”)
100 East Pratt Street, Baltimore, Maryland 21202

T. Rowe Price, which was founded by Thomas Rowe Price, Jr. in 1937, is one of the pioneers of the growth stock theory of investing. Its approach to managing money is based on proprietary research and a strict investment discipline developed over six decades. The firm, which is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly owned financial services company, is one of the nation’s leading no-load fund managers. As of June 30, 2009, T. Rowe Price and its affiliates had approximately $316 billion in assets under management.

The Blue Chip Growth Fund is managed by an investment advisory committee, chaired by Larry J. Puglia, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Puglia has been the chairman of the investment advisory committee for the T. Rowe Price Blue Chip Growth Fund since 1996. Mr. Puglia joined T. Rowe Price in 1990 and has been a portfolio manager since 1993.

The Health Sciences Fund is managed by an investment advisory committee, chaired by Kris H. Jenner, M.D., D. Phil. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Dr. Jenner was elected chairman of the investment advisory committee for the T. Rowe Price Health Sciences Fund in 2000. Dr. Jenner joined T. Rowe Price as an analyst in 1997 and has been managing investments since 1998.

T. Rowe Price is responsible for sub-advising a portion of the Science & Technology Fund. This portion is managed by an investment advisory committee chaired by Kennard W. Allen. As committee chairman, Mr. Allen has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. Allen previously served as a member of the investment advisory committee. He joined T. Rowe Price in 2000 and his investment experience dates from 1999.

T. Rowe Price is responsible for sub-advising a portion of the Small Cap Fund. This portion is managed by an investment advisory committee, chaired by Gregory A. McCrickard, CFA. The committee chairman has day-to-day responsibility for managing the Fund and works with the committee in developing and executing the Fund’s investment program. Mr. McCrickard has been the chairman of the investment advisory committee for the T. Rowe Price Small-Cap Stock Fund since 1992. Mr. McCrickard joined T. Rowe Price in 1986 and has been managing investments since 1992.

Foreign Value Fund

Templeton Global Advisors Ltd. (“Templeton Global”)
Lyford Cay, Nassau, Bahamas

Templeton Global is a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2009, Franklin Templeton Investments managed approximately $451 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

Day-to-day decisions and management of the Foreign Value Fund are made by Tucker Scott, CFA, Executive Vice President and Portfolio Manager of Templeton Global. Mr. Scott joined Templeton Global in 1996 and has been a manager of the retail Templeton Foreign Fund since 2007. In addition, Lisa F. Myers and Cindy L. Sweeting have secondary portfolio management responsibilities for the Foreign Value Fund. Ms. Myers joined Templeton Global in 1996 and has been a manager of the retail Templeton Foreign Fund since 2002. Ms. Sweeting is currently the president of Templeton Global Advisors Ltd. and Director of Portfolio Management for the Templeton Global Equity Group. She has portfolio management responsibility for institutional separate account relationships with both global and international mandates. Ms. Sweeting has been with Franklin Templeton Investments since 1997 and has over 25 years of experience in the investment industry.

Global Strategy Fund

Templeton Investment Counsel, LLC (“Templeton Investment”)
Broward Financial Centre, Suite 2100
Fort Lauderdale, Florida 33394

Templeton Investment is a Delaware limited liability company and a wholly-owned subsidiary of Franklin Templeton Investments. As of June 30, 2009, Franklin Templeton Investments managed approximately $451 billion in assets composed of mutual funds and other investment vehicles for individuals, institutions, pension plans, trusts and partnerships in 128 countries.

The team responsible for managing the equity portion of the Global Strategy Fund is Peter A. Nori, Gary Motyl and Tina Sadler. Mr. Nori, CFA, Executive Vice President and Portfolio Manager/Research Analyst of Templeton Investment, has been with Franklin Templeton Investments (“Franklin Templeton”) since 1987, and has managed the equity portion of the Templeton Global Asset Allocation Fund. Mr. Motyl is chief investment officer of the Templeton Global Equity Group, president of Templeton Investment and has been with Templeton Investment since 1997. Ms. Sadler, CFA, Vice President and Portfolio Manager/Research

Analyst of Templeton, has been with Franklin Templeton Investments since 1997.

Mid Cap Strategic Growth Fund

Van Kampen
522 Fifth Avenue, New York, New York 10036

Morgan Stanley Investment Management Inc., doing business in certain instances (including in its role as sub-adviser to this Fund) under the name Van Kampen, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the U.S. and abroad. Morgan Stanley is the direct parent of Morgan Stanley Investment Management Inc. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing, and financial advisory services. As of June 30, 2009, Van Kampen, together with its affiliated asset management companies, had approximately $361 billion in assets under management.

Approximately 50% of the assets of the Mid Cap Strategic Growth Fund is managed by the Growth Team. The Growth Team is led by Dennis Lynch, David Cohen, Sam Chainani, CFA, Alexander Norton, Jason Yeung, CFA and Armstead Nash. Mr. Lynch, Managing Director, has been with Van Kampen since 1998 and has 15 years of investment experience. Mr. Cohen, Managing Director, has been with Van Kampen since 1993 and has 21 years of investment experience. Mr. Chainani, Managing Director, has been with Van Kampen since 1996 and has 13 years of investment experience. Mr. Norton, Executive Director, has been with Van Kampen since 2000 and has 13 years of investment experience. Mr. Yeung, Executive Director, has been with Van Kampen since 2002 and has 12 years of investment experience. Mr. Nash, Executive Director, has been with Van Kampen since 2002 and has 9 years of investment experience.

Science & Technology Fund

Wellington Management Company, LLP
(“Wellington Management”)
75 State Street, Boston, Massachusetts 02109

Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2009, Wellington Management had investment management authority with respect to approximately $448 billion in assets. The firm-wide asset totals do not include mortgage-backed security pass-through accounts managed for the Federal Reserve.

A portion of the assets of the Science & Technology Fund is managed by Wellington Management’s Global Technology Investment Team. The team is comprised of John F. Averill, CFA, Nicholas B. Boullet, Bruce L. Glazer and Anita M. Killian, CFA. Each team member provides portfolio management and securities analysis services for Wellington’s portion of the Fund’s assets.

Mr. Averill, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1994. Mr. Boullet, Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 2005. Prior to joining Wellington Management in 2005, Mr. Boullet held various positions at Ingenio, a technology start-up firm in San Francisco (2000 – 2003). Mr. Glazer, Senior Vice President and Global Industry Analyst of Wellington Management, joined the firm as an investment professional in 1997. Ms. Killian, Senior Vice President and Global Industry Analyst associated with Wellington Management, joined the firm as an investment professional in 2000.

Small Cap Aggressive Growth Fund

Wells Capital Management Incorporated (“Wells Capital”)
525 Market Street, San Francisco, California 94105

Wells Capital Management is a registered investment adviser that provides investment advisory services for registered mutual funds, company retirement plans, foundations, endowments, trust companies, and high net-worth individuals. As of June 30, 2009, Wells Capital managed over $237 billion in assets in the Montgomery Small Cap Growth Equity Strategy.

The Small Cap Aggressive Growth Fund is co-managed by Jerome “Cam” Philpott, CFA and Stuart Roberts. Mr. Philpott joined Wells Capital in 2003 as a Portfolio Manager. Previously, he was a portfolio manager and analyst with Montgomery Asset Management (“Montgomery”), which he joined in 1991 as an analyst for its small cap equity team. Mr. Roberts joined Wells Capital in 2003 as a Portfolio Manager. Prior to joining Wells Capital, Mr. Roberts was a senior portfolio manager with Montgomery where he managed the Small Cap Growth Fund since its inception in 1990. He has focused on small-cap growth investments since 1983.

How VALIC is Paid for its Services

Each Fund pays VALIC a fee based on its average daily net asset value. A Fund’s net asset value is the total value of the Fund’s assets minus any money it owes for operating expenses, such as the fee paid to its Custodian to safeguard the Fund’s investments.

Here is a list of the percentages each Fund paid VALIC for the fiscal year ended May 31, 2009.

Advisory Fee Paid
(as a percentage of average
Fund Name	daily net assets)

Asset Allocation Fund	0.50%
Blue Chip Growth Fund	0.75%
Broad Cap Value Income Fund	0.70%
Capital Conservation Fund	0.50%
Core Equity Fund	0.80%
Core Value Fund	0.77%
Foreign Value Fund	0.69%
Global Equity Fund	0.80%
Global Real Estate Fund	0.75%
Global Social Awareness Fund	0.50%
Global Strategy Fund	0.50%
Government Securities Fund	0.50%
Growth Fund	0.79%
Growth & Income Fund	0.75%
Health Sciences Fund	1.00%
Inflation Protected Fund	0.50%
International Equities Fund	0.32%
International Government Bond Fund	0.50%
International Growth I Fund	0.92%
Large Cap Core Fund	0.70%
Large Capital Growth Fund	0.64%
Mid Cap Index Fund	0.28%
Mid Cap Strategic Growth Fund	0.69%
Money Market I Fund	0.40%
Nasdaq-100® Index Fund	0.40%
Science & Technology Fund	0.89%
Small Cap Aggressive Growth Fund	0.85%
Small Cap Fund	0.89%
Small Cap Index Fund	0.32%
Small Cap Special Values Fund	0.75%
Small-Mid Growth Fund	0.85%
Stock Index Fund	0.26%
Value Fund	0.78%

The Investment Advisory Agreement entered into with each Fund does not limit how much the Funds pay in monthly expenses each year. However, VALIC has agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown in the Expense Summary.

Payments in Connection with Distribution

VALIC receives financial support from certain investment sub-advisers for distribution-related activities, including support to help offset costs for training to support sales of the Funds. Payments may be derived from investment management fees received by the sub-advisers.

Account Information

VC I Shares
VC I is an open-end mutual fund and may offer shares of the Funds for sale at any time. However, VC I offers shares of the Funds only to registered and unregistered separate accounts of VALIC and its affiliates and to qualifying retirement plans (previously defined as the “Plans”) and IRAs.

Buying and Selling Shares
As a participant in a Contract, Plan, or IRA, you do not directly buy shares of the Funds that make up VC I. Instead, you buy units in either a registered or unregistered separate account of VALIC or of its affiliates or through a trust or custodial account under a Plan or an IRA. When you buy these units, you specify the Funds in which you want the separate account, trustee or custodian to invest your money. The separate account, trustee or custodian in turn, buys the shares of the Funds according to your instructions.

After you invest in a Fund, you participate in Fund earnings or losses in proportion to the amount of money you invest. When you provide instructions to buy, sell, or transfer shares of the Funds, the separate account, trustee or custodian does not pay any sales or redemption charges related to these transactions. The value of such transactions is based on the next calculation of net asset value after the orders are placed with the Fund.

For certain investors, there may be rules or procedures regarding the following:

-	any minimum initial investment amount and/or limitations on periodic investments;

-	how to purchase, redeem or exchange your interest in the Funds;

-	how to obtain information about your account, including account statements; and

-	any fees applicable to your account.

For more information on such rules or procedures, you should review your Contract prospectus, Plan document or custodial agreement.

None of the Funds currently foresee any disadvantages to participants arising out of the fact that it may offer its shares to separate accounts of various insurance companies to serve as the investment medium for their variable annuity and variable life insurance contracts. Nevertheless, the Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance companies’ separate accounts might be required to withdraw their investments in one or more Funds and shares of another Fund may be substituted. This might force a Fund to sell portfolio securities at disadvantageous prices. In addition, VC I reserves the right to refuse to sell shares of any Fund to any separate account, plan sponsor, trustee or custodian, or financial intermediary, or may suspend or terminate the offering of shares of any Fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Fund.

Although VC I normally redeems Fund shares for cash, VC I has the right to pay separate account assets other than cash for redemption amounts exceeding, in any 90-day period, $250,000 or 1% of the net asset value of the affected Fund, whichever is less. A Fund may postpone the right of redemption only under unusual circumstances, as allowed by the SEC, such as when the New York Stock Exchange restricts or suspends trading.

Frequent or Short-term Trading
The Funds, which are offered only through Contracts, Plans or IRAs, are intended for long-term investment and not as frequent short-term trading (“market timing”) vehicles. Accordingly, organizations or individuals that use market timing investment strategies and make frequent transfers or redemptions should not purchase shares of the Funds. The Board of Directors has adopted policies and procedures with respect to market timing activity as discussed below.

VC I believes that market timing activity is not in the best interest of the participants of the Funds. Due to the disruptive nature of this activity, it can adversely impact the ability of the sub-advisers to invest assets in an orderly, long-term manner. In addition, market timing can disrupt the management of a Fund and raise its expenses through: increased trading and transaction costs; forced and unplanned portfolio turnover; and large asset swings that decrease the Fund’s ability to provide maximum investment return to all participants. This in turn can have an adverse effect on Fund performance.

Since certain Funds invest significantly in foreign securities and/or high yield fixed income securities (“junk bonds”), they may be particularly vulnerable to market timing. Market timing in Funds investing significantly in foreign securities may also occur because of time zone differences between the foreign markets on which a Fund’s international portfolio securities trade and the time as of which the Fund’s net asset value is calculated. Market timing in Funds investing significantly in junk bonds may occur if market prices are not readily available for a Fund’s junk bond holdings. Market timers might try to purchase shares of a Fund based on events occurring after foreign market closing prices are established but before calculation of the Fund’s net asset value, or if they believe market prices for junk bonds are not accurately reflected by a Fund. One of the objectives of VC I’s fair value pricing procedures is to minimize the possibilities of this type of market timing (see “How Shares are Valued”).

Shares of the Funds are generally held through insurance company separate accounts, Plans or through a trust or custodial account (“Financial Intermediaries”). The ability of VC I to monitor transfers made by the participants in separate accounts or Plans maintained by financial intermediaries is limited by the institutional nature of Financial Intermediaries’ omnibus accounts. VC I’s policy is that the Funds will rely on the Financial Intermediaries to monitor market timing within a Fund to the extent that VC I believes that each Financial Intermediary’s practices are reasonably designed to detect and deter transactions that are not in the best interest of a Fund.

There is no guarantee that VC I will be able to detect market timing activity or the participants engaged in such activity, or, if it is detected, to prevent its recurrence. Whether or not VC I detects it, if market timing occurs, then you should anticipate that you will be subject to the disruptions and increased expenses discussed above. In situations in which VC I becomes aware of possible market timing activity, it will notify the Financial Intermediary in order to help facilitate the enforcement of such entity’s market timing policies and procedures. VC I has entered into agreements with various Financial Intermediaries that require such intermediaries to provide certain information to help identify frequent trading activity and to prohibit further purchases or exchanges by a participant identified as having engaged in frequent trades. VC I reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders received from a Financial Intermediary, whether directly or by transfer, including orders that have been accepted by a Financial Intermediary, that VC I determines not to be in the best interest of the Funds. Such rejections, restrictions or refusals will be applied uniformly without exception.

You should review your Contract prospectus, Plan document or custodial agreement for more information regarding market timing, including any restrictions, limitations or fees that may be charged on trades made through a Contract, Plan or IRA. Any restrictions or limitations imposed by the Contract, Plan or IRA may differ from those imposed by VC I.

Selective Disclosure of Portfolio Holdings
VC I’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Statement of Additional Information.

How Shares are Valued
The net asset value per share (“NAV”) for a Fund is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern Time) by dividing the net assets of the Fund by the number of outstanding shares. Investments for which market quotations are readily available are valued at their market price as of the close of regular trading on the New York Stock Exchange for the day, unless, in accordance with pricing procedures approved by the Board of Directors, the market quotations are determined to be unreliable. Securities and other assets for which market quotations are unavailable or unreliable are valued at fair value in accordance with pricing procedures approved by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the market price at the close of such exchanges on the day of valuation. If a security’s price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices are unreliable. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

Certain Funds may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the value of such foreign securities may change on days when the Fund’s shares do not trade.

The securities held by the Money Market I Fund and short-term securities maturing within 60 days held by other Funds are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with Rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which a Fund’s market-based net asset value per share deviates from the Fund’s amortized cost per share. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

During periods of extreme volatility or market crisis, a Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to seven business days or longer, or as allowed by federal securities laws.

Dividends and Capital Gains

Dividends from Net Investment Income
For each Fund, dividends from net investment income are declared and paid annually, except for the Money Market I Fund, which declares daily and pays dividends monthly. Dividends from net investment income are automatically reinvested for you into additional shares of the Fund. Each of the Funds reserves the right to declare and pay dividends less frequently than as disclosed above, provided that the net realized capital gains and net investment income, if any, are paid at least annually.

Distributions from Capital Gains
When a Fund sells a security for more than it paid for that security, a capital gain results. For each Fund, distributions from capital gains, if any, are normally declared and paid annually. Distributions from capital gains are automatically reinvested for you into additional shares of the Fund.

Tax Consequences
As the owner of a Contract, a participant under your employer’s Contract or Plan or as an IRA account owner, you will not be directly affected by the federal income tax consequences of distributions, sales or redemptions of Fund shares. You should consult your Contract prospectus, Plan document or custodial agreement for further information concerning the federal income tax consequences to you of investing in the Funds.

The Funds will annually designate certain amounts of their dividends paid as eligible for the dividend received deduction. If the Funds incur foreign taxes, they will elect to pass-through allowable foreign tax credits. These designations and elections will benefit VALIC, in potentially material amounts, and will not beneficially or adversely affect you or the Funds. The benefits to VALIC will not be passed to you or the Funds.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the past 5 years, or, if shorter, the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended 2008 and 2009 have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of VC I, whose report, along with the Funds’ financial statements, is included in the VC I annual report to shareholders which is available upon request.

Information prior to fiscal year 2008 was audited by Ernst & Young, LLP.

Per share data assumes that you held each share from the beginning to the end of each fiscal year. Total return assumes that you bought additional shares with dividends paid by the Fund. Total returns for periods of less than one year are not annualized.

	Asset Allocation Fund								Blue Chip Growth Fund
	Year Ended May 31,								Year Ended May 31,
	2009	2008		2007	2006		2005		2009	2008		2007	2006		2005

PER SHARE DATA
Net asset value at beginning of period	$10.68	$12.16		$12.01	$12.28		$12.12		$10.54	$10.80		$8.92	$8.32		$7.89

Income (loss) from investment operations:
Net investment income (loss)(d)	0.25	0.31		0.34	0.33		0.27		0.02	0.03		0.03	0.03		0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.06)	(0.75)		1.71	0.31		0.61		(3.25)	(0.23)		1.87	0.58		0.42

Total income (loss) from investment operations	(1.81)	(0.44)		2.05	0.64		0.88		(3.23)	(0.20)		1.90	0.61		0.46

Distributions from:
Net investment income	(0.34)	(0.35)		(0.21)	(0.16)		(0.27)		(0.01)	(0.02)		(0.02)	(0.01)		(0.03)
Net realized gain on securities	(0.45)	(0.69)		(1.69)	(0.75)		(0.45)		(0.01)	(0.04)		—	—		—

Total distributions	(0.79)	(1.04)		(1.90)	(0.91)		(0.72)		(0.02)	(0.06)		(0.02)	(0.01)		(0.03)

Net asset value at end of period	$8.08	$10.68		$12.16	$12.01		$12.28		$7.29	$10.54		$10.80	$8.92		$8.32

TOTAL RETURN(a)	(16.41)%	(3.84	)%(h)	18.14%	5.36	%(e)	7.31%		(30.63)%	(1.84	)%(i)	21.30%	7.35	%(f)	5.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.73%	0.69%		0.70%	0.72%		0.65%		0.85%	0.87%		0.96%	1.01%		1.08%
Ratio of expenses to average net assets(c)	0.73%	0.69%		0.70%	0.72%		0.65%		0.89%	0.91%		0.99%	1.02%		1.10%
Ratio of expense reductions to average net assets	0.02%	0.00%		0.00%	—		—		0.00%	0.00%		0.00%	0.00%		0.01%
Ratio of net investment income (loss) to average net assets(b)	2.88%	2.71%		2.87%	2.67%		2.18%		0.29%	0.31%		0.35%	0.35%		0.47%
Ratio of net investment income (loss) to average net assets(c)	2.88%	2.71%		2.87%	2.67%		2.18%		0.25%	0.27%		0.32%	0.34%		0.45%
Portfolio turnover rate	108%	124%		129%	148%		107	%(g)	58%	20%		25%	30%		42%
Number of shares outstanding at end of period (000’s)	13,693	14,626		14,567	13,666		15,256		49,573	39,703		10,495	7,325		5,847
Net assets at end of period (000’s)	$110,655	$156,260		$177,095	$164,117		$187,309		$361,592	$418,429		$113,352	$65,366		$48,638

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(g)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

2005

Asset Allocation Fund	104%

(h)	The Fund’s performance was increased by 0.17% from a reimbursement by an affiliate.

(i)	The Fund’s performance was increased by less than 0.01% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Broad Cap Value Income Fund					Capital Conservation Fund
				December 5,
				2005* to
	Year Ended May 31,			May 31,		Year Ended May 31,
	2009	2008	2007	2006		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.54	$12.65	$10.21	$10.00		$9.54	$9.91	$9.45	$9.66	$9.53

Income (loss) from investment operations:
Net investment income (loss)(e)	0.20	0.19	0.17	0.05		0.43	0.52	0.48	0.41	0.37
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.41)	(1.69)	2.38	0.18		(0.46)	(0.31)	0.13	(0.41)	0.19

Total income (loss) from investment operations	(3.21)	(1.50)	2.55	0.23		(0.03)	0.21	0.61	—	0.56

Distributions from:
Net investment income	(0.21)	(0.19)	(0.11)	(0.02)		(0.73)	(0.58)	(0.15)	(0.21)	(0.38)
Net realized gain on securities	(0.00)	(0.42)	—	—		—	—	—	—	(0.05)

Total distributions	(0.21)	(0.61)	(0.11)	(0.02)		(0.73)	(0.58)	(0.15)	(0.21)	(0.43)

Net asset value at end of period	$7.12	$10.54	$12.65	$10.21		$8.78	$9.54	$9.91	$9.45	$9.66

TOTAL RETURN(a)	(30.34)%	(12.08)%	25.09%	2.28%		(0.06)%	2.09%	6.46%	(0.02)%	5.99%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.85%	0.85%	0.85%	0.85	%(b)	0.69%	0.68%	0.67%	0.70%	0.70%
Ratio of expenses to average net assets(d)	1.26%	1.03%	1.05%	3.41	%(b)	0.69%	0.68%	0.67%	0.70%	0.70%
Ratio of expense reductions to average net assets	0.01%	0.01%	—	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(c)	2.57%	1.65%	1.50%	2.40	%(b)	4.83%	5.27%	4.89%	4.65%	3.83%
Ratio of net investment income (loss) to average net assets(d)	2.16%	1.47%	1.30%	(0.16	)%(b)	4.83%	5.27%	4.89%	4.65%	3.83%
Portfolio turnover rate	24%	21%	27%	194%		122%	136%	203%	174%	205	%(f)
Number of shares outstanding at end of period (000’s)	2,330	2,481	2,582	2,663		12,387	13,389	17,897	22,200	8,997
Net assets at end of period (000’s)	$16,590	$26,151	$32,646	$27,203		$108,805	$127,695	$177,290	$209,742	$86,903

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

2005

Capital Conservation Fund	198%

Financial Highlights — (continued)

	Core Equity Fund							Core Value Fund
	Year Ended May 31,							Year Ended May 31,
	2009	2008		2007		2006	2005	2009	2008		2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$13.85	$15.37		$13.00		$12.37	$11.77	$10.66	$12.98		$10.41	$9.87	$9.07

Income (loss) from investment operations:
Net investment income (loss)(d)	0.17	0.12		0.12		0.13	0.16	0.18	0.20		0.19	0.17	0.20
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.66)	(1.50)		2.35		0.56	0.60	(3.64)	(1.89)		2.47	0.46	0.80

Total income (loss) from investment operations	(4.49)	(1.38)		2.47		0.69	0.76	(3.46)	(1.69)		2.66	0.63	1.00

Distributions from:
Net investment income	(0.12)	(0.14)		(0.10)		(0.06)	(0.16)	(0.24)	(0.22)		(0.09)	(0.09)	(0.20)
Net realized gain on securities	—	—		—		—	—	(0.47)	(0.41)		—	—	—

Total distributions	(0.12)	(0.14)		(0.10)		(0.06)	(0.16)	(0.71)	(0.63)		(0.09)	(0.09)	(0.20)

Net asset value at end of period	$9.24	$13.85		$15.37		$13.00	$12.37	$6.49	$10.66		$12.98	$10.41	$9.87

TOTAL RETURN(a)	(32.34)%	(9.00	)%(f)	19.02	%(e)	5.62%	6.48%	(32.20)%	(13.28	)%(g)	25.67%	6.44%	11.07%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.82%	0.85%		0.85%		0.85%	0.85%	0.83%	0.83%		0.83%	0.83%	0.83%
Ratio of expenses to average net assets(c)	0.95%	0.91%		0.90%		0.90%	0.93%	0.97%	0.92%		0.92%	0.92%	0.91%
Ratio of expense reductions to average net assets	0.00%	0.00%		0.00%		0.01%	0.01%	—	—		—	—	—
Ratio of net investment income (loss) to average net assets(b)	1.65%	0.84%		0.85%		1.03%	1.30%	2.35%	1.75%		1.61%	1.67%	2.05%
Ratio of net investment income (loss) to average net assets(c)	1.52%	0.78%		0.79%		0.99%	1.22%	2.21%	1.65%		1.51%	1.58%	1.97%
Portfolio turnover rate	88%	69%		110%		39%	31%	39%	37%		30%	109%	72%
Number of shares outstanding at end of period (000’s)	21,909	25,275		29,484		36,132	43,687	15,228	16,855		19,083	22,207	23,445
Net assets at end of period (000’s)	$202,490	$349,995		$453,147		$469,770	$540,620	$98,820	$179,697		$247,711	$231,228	$231,351

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance was increased by 0.66% from a reimbursement by an affiliate.

(g)	The Fund’s performance was increased by 0.16% from a reimbursement by an affiliate.

Financial Highlights — (continued)

											Global Real
	Foreign Value Fund					Global Equity Fund					Estate Fund
				December 5,					December 5,			March 10,
				2005* to					2005* to			2008* to
	Year Ended May 31,			May 31,		Year Ended May 31,			May 31,			May 31,
	2009	2008	2007	2006		2009	2008	2007	2006		2009	2008

PER SHARE DATA
Net asset value at beginning of period	$12.41	$13.21	$10.76	$10.00		$11.67	$13.82	$10.74	$10.00		$11.21	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.23	0.36	0.25	0.02		0.17	0.18	0.17	0.06		0.20	0.04
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.23)	(0.67)	2.33	0.74		(4.85)	(1.44)	3.06	0.69		(4.87)	1.17

Total income (loss) from investment operations	(4.00)	(0.31)	2.58	0.76		(4.68)	(1.26)	3.23	0.75		(4.67)	1.21

Distributions from:
Net investment income	(0.36)	(0.11)	(0.13)	0.00		(0.12)	(0.23)	(0.15)	(0.01)		(0.09)	—

Net realized gain on securities	(0.79)	(0.38)	0.00	—		(0.70)	(0.66)	(0.00)	—		—	—
Total distributions	(1.15)	(0.49)	(0.13)	0.00		(0.82)	(0.89)	(0.15)	(0.01)		(0.09)	—

Net asset value at end of period	$7.26	$12.41	$13.21	$10.76		$6.17	$11.67	$13.82	$10.74		$6.45	$11.21

TOTAL RETURN(a)	(30.15)%	(2.44)%	24.08%	7.63%		(39.30)%	(9.39)%	30.35%	7.48%		(41.58)%	12.10%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.94%	0.86%	0.86%	0.84	%(b)	1.01%	0.97%	0.95%	0.98	%(b)	0.95%	0.95	%(b)
Ratio of expenses to average net assets(d)	0.94%	0.86%	0.86%	1.65	%(b)	1.01%	0.97%	0.95%	2.16	%(b)	1.01%	5.04	%(b)
Ratio of expense reductions to average net assets	—	—	—	—		0.03%	0.01%	0.01%	—		0.01%	—
Ratio of net investment income (loss) to average net assets(c)	3.01%	2.82%	2.17%	5.06	%(b)	2.32%	1.38%	1.41%	10.48	%(b)	3.54%	2.22	%(b)
Ratio of net investment income (loss) to average net assets(d)	3.01%	2.82%	2.17%	4.24	%(b)	2.32%	1.38%	1.41%	9.30	%(b)	3.48%	(1.87	)%(b)
Portfolio turnover rate	22%	34%	31%	0%		109%	93%	86%	3%		88%	11%
Number of shares outstanding at end of period (000’s)	91,924	76,318	79,082	65,474		34,373	33,870	34,198	38,389		35,436	2,599
Net assets at end of period (000’s)	$667,342	$946,934	$1,044,980	$704,398		$212,124	$395,426	$472,642	$412,275		$228,590	$29,131

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

Financial Highlights — (continued)

	Global Social Awareness Fund						Global Strategy Fund
										December 5,
										2005* to
	Year Ended May 31,						Year Ended May 31,			May 31,
	2009	2008		2007	2006	2005	2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$20.21	$24.25		$20.82	$19.38	$18.28	$12.77	$13.08	$10.92	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.27	0.41		0.30	0.26	0.27	0.32	0.41	0.31	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(7.47)	(1.71)		4.25	1.30	1.09	(2.39)	(0.33)	2.05	0.90

Total income (loss) from investment operations	(7.20)	(1.30)		4.55	1.56	1.36	(2.07)	0.08	2.36	0.93

Distributions from:
Net investment income	(0.40)	(0.29)		(0.16)	(0.12)	(0.26)	(0.71)	(0.19)	(0.16)	(0.01)
Net realized gain on securities	(1.40)	(2.45)		(0.96)	—	—	(0.25)	(0.20)	(0.04)	—

Total distributions	(1.80)	(2.74)		(1.12)	(0.12)	(0.26)	(0.96)	(0.39)	(0.20)	(0.01)

Net asset value at end of period	$11.21	$20.21		$24.25	$20.82	$19.38	$9.74	$12.77	$13.08	$10.92

TOTAL RETURN(a)	(34.56)%	(5.35	)%(g)	22.35%	8.09%	7.47%	(15.60)%	0.63%	21.86%	9.30	%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.72%	0.65%		0.62%	0.63%	0.63%	0.71%	0.73%	0.71%	0.72	%(b)
Ratio of expenses to average net assets(d)	0.72%	0.65%		0.62%	0.63%	0.63%	0.71%	0.73%	0.71%	1.57	%(b)
Ratio of expense reductions to average net assets	0.01%	0.01%		0.02%	—	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(c)	2.03%	1.95%		1.31%	1.30%	1.42%	3.16%	3.17%	2.60%	3.80	%(b)
Ratio of net investment income (loss) to average net assets(d)	2.03%	1.95%		1.31%	1.30%	1.42%	3.16%	3.17%	2.60%	2.94	%(b)
Portfolio turnover rate	95%	165%		153%	139%	53%	25%	25%	31%	1%
Number of shares outstanding at end of period (000’s)	24,562	27,983		19,308	18,349	20,461	36,697	38,838	38,988	37,843
Net assets at end of period (000’s)	$275,293	$565,483		$468,159	$382,067	$396,563	$357,538	$495,975	$509,885	$413,319

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(g)	The Fund’s performance was increased by 0.12% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Government Securities Fund						Growth Fund
										December 5,
										2005* to
	Year Ended May 31,						Year Ended May 31,			May 31,
	2009	2008	2007	2006	2005		2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$10.42	$10.12	$9.86	$10.14	$9.82		$11.17	$10.26	$9.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.28	0.40	0.43	0.37	0.31		0.05	0.02	(0.01)	0.01	(e)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.05	0.36	0.07	(0.46)	0.33		(3.62)	0.89	1.05	(0.79)

Total income (loss) from investment operations	0.33	0.76	0.50	(0.09)	0.64		(3.57)	0.91	1.04	(0.78)

Distributions from:
Net investment income	(0.25)	(0.46)	(0.24)	(0.19)	(0.32)		0.00	—	0.00	—
Net realized gain on securities	—	—	—	—	—		0.00	—	—	—

Total distributions	(0.25)	(0.46)	(0.24)	(0.19)	(0.32)		0.00	—	0.00	—

Net asset value at end of period	$10.50	$10.42	$10.12	$9.86	$10.14		$7.60	$11.17	$10.26	$9.22

TOTAL RETURN(a)	3.04%	7.54%	5.12%	(0.94)%	6.54	%(e)	(31.94)%	8.87%	11.29%	(7.80)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.65%	0.66%	0.67%	0.65%	0.66%		0.94%	0.95%	0.94%	0.93	%(g)
Ratio of expenses to average net assets(c)	0.65%	0.66%	0.67%	0.65%	0.66%		0.94%	0.95%	0.94%	1.39	%(g)
Ratio of expense reductions to average net assets	—	—	—	—	—		—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	2.63%	3.92%	4.22%	3.68%	3.03%		0.64%	0.22%	(0.09)%	1.55	%(g)
Ratio of net investment income (loss) to average net assets(c)	2.63%	3.92%	4.22%	3.68%	3.03%		0.64%	0.22%	(0.09)%	1.09	%(g)
Portfolio turnover rate	126%	67%	141%	99%	216	%(f)	114%	203%	103%	38%
Number of shares outstanding at end of period (000’s)	13,789	16,472	10,221	11,775	13,361		75,864	86,259	99,984	127,742
Net assets at end of period (000’s)	$144,793	$171,641	$103,483	$116,084	$135,549		$576,502	$963,368	$1,025,501	$1,177,556

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

2005

Government Securities Fund	216%

(g)	Annualized

Financial Highlights — (continued)

	Growth & Income Fund						Health Sciences Fund
	Year Ended May 31,						Year Ended May 31,
	2009	2008		2007	2006	2005	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$16.14	$17.73		$14.70	$14.02	$12.87	$10.56	$11.53	$10.64	$9.49	$10.06

Income (loss) from investment operations:
Net investment income (loss)(d)	0.24	0.26		0.19	0.15	0.19	(0.04)	(0.07)	(0.06)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.79)	(0.85)		2.95	0.60	1.15	(2.45)	0.13	2.37	1.70	(0.02)

Total income (loss) from investment operations	(5.55)	(0.59)		3.14	0.75	1.34	(2.49)	0.06	2.31	1.62	(0.10)

Distributions from:
Net investment income	(0.28)	(0.22)		(0.11)	(0.07)	(0.19)	—	—	—	—	—
Net realized gain on securities	(0.96)	(0.78)		—	—	—	(0.89)	(1.03)	(1.42)	(0.47)	(0.47)

Total distributions	(1.24)	(1.00)		(0.11)	(0.07)	(0.19)	(0.89)	(1.03)	(1.42)	(0.47)	(0.47)

Net asset value at end of period	$9.35	$16.14		$17.73	$14.70	$14.02	$7.18	$10.56	$11.53	$10.64	$9.49

TOTAL RETURN(a)	(33.90)%	(3.44	)%(e)	21.40%	5.36%	10.47%	(23.05)%	0.05%	23.19%	16.94%	(1.23)%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.85%		0.85%	0.85%	0.85%	1.19%	1.17%	1.17%	1.16%	1.17%
Ratio of expenses to average net assets(c)	0.95%	0.89%		0.89%	0.89%	0.90%	1.19%	1.17%	1.17%	1.16%	1.17%
Ratio of expense reductions to average net assets	0.02%	0.03%		0.02%	—	—	0.01%	0.00%	0.01%	0.01%	0.01%
Ratio of net investment income (loss) to average net assets(b)	2.15%	1.53%		1.18%	1.04%	1.41%	(0.55)%	(0.63)%	(0.57)%	(0.76)%	(0.80)%
Ratio of net investment income (loss) to average net assets(c)	2.05%	1.49%		1.13%	1.00%	1.35%	(0.55)%	(0.63)%	(0.57)%	(0.76)%	(0.80)%
Portfolio turnover rate	189%	238%		169%	148%	74%	43%	44%	47%	54%	49%
Number of shares outstanding at end of period (000’s)	7,861	8,034		8,422	9,858	12,102	19,699	18,782	17,035	17,026	15,856
Net assets at end of period (000’s)	$73,508	$129,657		$149,283	$144,880	$169,724	$141,470	$198,368	$196,444	$181,078	$150,541

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance was increased by 0.17% from a reimbursement by an affiliate.

Financial Highlights — (continued)

	Inflation Protected Fund						International Equities Fund
					December 20,
					2004* to
	Year Ended May 31,				May 31,		Year Ended May 31,
	2009	2008	2007	2006	2005		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.01	$9.59	$9.60	$10.17	$10.00		$10.37	$11.29	$9.79	$7.56	$6.80

Income (loss) from investment operations:
Net investment income (loss)(d)	0.20	0.49	0.39	0.43	0.20		0.19	0.31	0.25	0.19	0.16
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.61)	0.29	(0.07)	(0.68)	0.10		(4.18)	(0.75)	2.02	2.09	0.73

Total income (loss) from investment operations	(0.41)	0.78	0.32	(0.25)	0.30		(3.99)	(0.44)	2.27	2.28	0.89

Distributions from:
Net investment income	(0.39)	(0.36)	(0.33)	(0.32)	(0.13)		(0.28)	(0.26)	(0.16)	(0.05)	(0.13)
Net realized gain on securities	—	—	—	0.00	—		(0.95)	(0.22)	(0.61)	—	—
Return of capital	(0.01)	—	—	—	—		—	—	—	—	—

Total distributions	(0.40)	(0.36)	(0.33)	(0.32)	(0.13)		(1.23)	(0.48)	(0.77)	(0.05)	(0.13)

Net asset value at end of period	$9.20	$10.01	$9.59	$9.60	$10.17		$5.15	$10.37	$11.29	$9.79	$7.56

TOTAL RETURN(a)	(4.08)%	8.22%	3.35%	(2.44)%	3.00%		(37.10)%	(3.91)%	24.05%	30.32%	13.10	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.65%	0.65%	0.65%	0.65%	0.65	%(f)	0.55%	0.51%	0.50%	0.56%	0.67%
Ratio of expenses to average net assets(c)	0.66%	0.73%	1.05%	1.02%	2.27	%(f)	0.55%	0.51%	0.50%	0.56%	0.67%
Ratio of expense reductions to average net assets	—	—	—	—	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	2.18%	5.59%	4.00%	4.45%	4.67	%(f)	3.18%	2.87%	2.45%	2.19%	2.17%
Ratio of net investment income (loss) to average net assets(c)	2.16%	5.51%	3.61%	4.08%	3.05	%(f)	3.18%	2.87%	2.45%	2.19%	2.17%
Portfolio turnover rate	39%	70%	37%	13%	39%		81%	104%	47%	98%	68%
Number of shares outstanding at end of period (000’s)	16,219	15,887	1,640	1,668	1,069		141,492	106,313	97,164	83,906	65,340
Net assets at end of period (000’s)	$149,178	$159,074	$15,722	$16,016	$10,873		$728,784	$1,102,850	$1,097,046	$821,577	$493,945

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	Annualized.

Financial Highlights — (continued)

	International Government Bond Fund
	Year Ended May 31,
	2009	2008	2007		2006		2005

PER SHARE DATA
Net asset value at beginning of period	$12.39	$12.05	$12.08		$13.04		$13.40

Income (loss) from investment operations:
Net investment income (loss)(d)	0.46	0.49	0.49		0.48		0.50
Net realized and unrealized gain (loss) on investments and foreign currencies	(0.56)	0.57	0.42		(0.17)		1.08

Total income (loss) from investment operations	(0.10)	1.06	0.91		0.31		1.58

Distributions from:
Net investment income	(0.73)	(0.63)	(0.52)		(0.28)		(0.76)
Net realized gain on securities	(0.01)	(0.09)	(0.42)		(0.99)		(1.18)

Total distributions	(0.74)	(0.72)	(0.94)		(1.27)		(1.94)

Net asset value at end of period	$11.55	$12.39	$12.05		$12.08		$13.04

TOTAL RETURN(a)	(0.70)%	8.94%	7.60	%(e)	2.65	%(e)	12.30%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.72%	0.68%	0.70%		0.71%		0.69%
Ratio of expenses to average net assets(c)	0.72%	0.68%	0.70%		0.71%		0.69%
Ratio of expense reductions to average net assets	—	—	—		—		—
Ratio of net investment income (loss) to average net assets(b)	3.96%	4.07%	4.04%		3.81%		3.77%
Ratio of net investment income (loss) to average net assets(c)	3.96%	4.07%	4.04%		3.81%		3.77%
Portfolio turnover rate	224%	183%	164%		198%		136	%(f)
Number of shares outstanding at end of period (000’s)	13,016	14,457	11,264		11,377		11,362
Net assets at end of period (000’s)	$150,314	$179,191	$135,777		$137,405		$148,171

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Portfolio turnover includes paydowns on securities. Previously, portfolio turnover was calculated prior to including paydowns on securities and was as follows:

2005

International Government Bond Fund	136%

Financial Highlights — (continued)

	International Growth I Fund					Large Cap Core Fund
									December 5,
									2005* to
	Year Ended May 31,					Year Ended May 31,			May 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$13.15	$12.91	$10.30	$8.07	$7.38	$10.78	$11.91	$10.10	$10.00

Income (loss) from investment operations:
Net investment income (loss)(e)	0.18	0.20	0.14	0.16	0.08	0.13	0.11	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.86)	0.16	2.65	2.12	0.69	(2.51)	(0.65)	1.78	0.09

Total income (loss) from investment operations	(4.68)	0.36	2.79	2.28	0.77	(2.38)	(0.54)	1.91	0.11

Distributions from:
Net investment income	(0.18)	(0.12)	(0.18)	(0.05)	(0.08)	(0.04)	(0.09)	(0.10)	(0.01)
Net realized gain on securities	—	—	—	—	—	(0.44)	(0.50)	—	—

Total distributions	(0.18)	(0.12)	(0.18)	(0.05)	(0.08)	(0.48)	(0.59)	(0.10)	(0.01)

Net asset value at end of period	$8.29	$13.15	$12.91	$10.30	$8.07	$7.92	$10.78	$11.91	$10.10

TOTAL RETURN(a)	(35.39)%	2.78%	27.31%	28.35%	10.46%	(21.36)%	(4.73)%	19.01%	1.10	%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	1.01%	1.01%	1.01%	1.01%	1.03%	0.85%	0.85%	0.85%	0.85	%(b)
Ratio of expenses to average net assets(d)	1.14%	1.11%	1.11%	1.19%	1.29%	0.89%	1.00%	0.91%	2.43	%(b)
Ratio of expense reductions to average net assets	0.00%	0.00%	0.00%	—	—	0.02%	0.02%	0.01%	—
Ratio of net investment income (loss) to average net assets(c)	2.11%	1.56%	1.19%	1.71%	0.99%	1.60%	0.96%	1.15%	3.49	%(b)
Ratio of net investment income (loss) to average net assets(d)	1.97%	1.46%	1.09%	1.53%	0.73%	1.56%	0.81%	1.09%	1.90	%(b)
Portfolio turnover rate	70%	64%	74%	97%	94%	41%	62%	24%	2%
Number of shares outstanding at end of period (000’s)	53,649	55,226	51,765	48,065	46,352	12,312	7,869	7,405	17,431
Net assets at end of period (000’s)	$444,783	$726,258	$668,274	$495,181	$374,189	$97,480	$84,844	$88,186	$176,038

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Large Capital Growth Fund							Mid Cap Index Fund
						December 20,
						2004* to
	Year Ended May 31,					May 31,		Year Ended May 31,
	2009	2008		2007	2006	2005		2009	2008	2007	2006		2005

PER SHARE DATA
Net asset value at beginning of period	$12.45	$12.38		$10.43	$9.85	$10.00		$23.88	$26.62	$23.72	$21.46		$19.41

Income (loss) from investment operations:
Net investment income (loss)(e)	0.06	0.03		0.05	0.01	0.01		0.25	0.26	0.30	0.25		0.19
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.01)	0.07		1.93	0.59	(0.16)		(8.65)	(1.05)	4.38	3.00		2.42

Total income (loss) from investment operations	(3.95)	0.10		1.98	0.60	(0.15)		(8.40)	(0.79)	4.68	3.25		2.61

Distributions from:
Net investment income	(0.03)	(0.03)		(0.03)	(0.02)	0.00		(0.27)	(0.30)	(0.12)	(0.11)		(0.19)
Net realized gain on securities	(0.24)	—		—	—	—		(1.89)	(1.65)	(1.66)	(0.88)		(0.37)

Total distributions	(0.27)	(0.03)		(0.03)	(0.02)	0.00		(2.16)	(1.95)	(1.78)	(0.99)		(0.56)

Net asset value at end of period	$8.23	$12.45		$12.38	$10.43	$9.85		$13.32	$23.88	$26.62	$23.72		$21.46

TOTAL RETURN(a)	(31.55)%	0.78	%(g)	18.97%	6.08%	(1.49)%		(33.91)%	(2.73)%	20.77%	15.35	%(f)	13.50%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.79%	0.78%		0.76%	0.79%	0.85	%(b)	0.40%	0.38%	0.38%	0.39%		0.40%
Ratio of expenses to average net assets(d)	0.79%	0.78%		0.76%	1.33%	2.73	%(b)	0.40%	0.38%	0.38%	0.39%		0.40%
Ratio of expense reductions to average net assets	0.00%	0.01%		0.01%	—	—		—	—	—	—		—
Ratio of net investment income (loss) to average net assets(c)	0.61%	0.27%		0.42%	0.30%	0.29	%(b)	1.64%	1.08%	1.27%	1.09%		0.95%
Ratio of net investment income (loss) to average net assets(d)	0.61%	0.27%		0.42%	(0.24)%	(1.59	)%(b)	1.64%	1.08%	1.27%	1.09%		0.95%
Portfolio turnover rate	49%	49%		78%	404%	45%		22%	21%	14%	19%		14%
Number of shares outstanding at end of period (000’s)	38,018	41,724		47,394	58,300	1,000		123,279	112,050	115,417	101,116		89,704
Net assets at end of period (000’s)	$312,755	$519,294		$586,875	$608,299	$9,849		$1,642,120	$2,676,198	$3,071,995	$2,398,610		$1,925,334

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(g)	The fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Mid Cap Strategic Growth Fund						Money Market I Fund
					December 20,
					2004* to
	Year Ended May 31,				May 31,		Year Ended May 31,
	2009	2008	2007	2006	2005		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$15.03	$14.14	$11.76	$9.97	$10.00		$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)(d)	0.02	0.01	0.00	0.02	(0.02)		0.01	0.04	0.05	0.04	0.01
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.95)	1.23	2.39	1.77	(0.01)		—	—	—	—	—

Total income (loss) from investment operations	(5.93)	1.24	2.39	1.79	(0.03)		0.01	0.04	0.05	0.04	0.01

Distributions from:
Net investment income	—	—	(0.01)	—	0.00		(0.01)	(0.04)	(0.05)	(0.04)	(0.01)
Net realized gain on securities	(1.27)	(0.35)	—	—	—		—	—	—	—	—

Total distributions	(1.27)	(0.35)	(0.01)	—	0.00		(0.01)	(0.04)	(0.05)	(0.04)	(0.01)

Net asset value at end of period	$7.83	$15.03	$14.14	$11.76	$9.97		$1.00	$1.00	$1.00	$1.00	$1.00

TOTAL RETURN(a)	(37.52)%	8.71%	20.30%	17.95%	(0.28)%		1.33%	3.82%	4.90%	3.61%	1.46%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%	0.84%	0.83%	0.84%	0.85	%(e)	0.54%	0.51%	0.52%	0.53%	0.57%
Ratio of expenses to average net assets(c)	0.87%	0.84%	0.83%	1.39%	2.68	%(e)	0.59%	0.51%	0.52%	0.56%	0.61%
Ratio of expense reductions to average net assets	0.04%	0.01%	0.00%	—	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.21%	0.03%	0.00%	0.60%	(0.37	)%(e)	1.31%	3.72%	4.80%	3.56%	1.43%
Ratio of net investment income (loss) to average net assets(c)	0.19%	0.03%	0.00%	0.05%	(2.20	)%(e)	1.26%	3.72%	4.80%	3.54%	1.40%
Portfolio turnover rate	293%	151%	242%	486%	72%		N/A	N/A	N/A	N/A	N/A
Number of shares outstanding at end of period (000’s)	26,125	24,438	23,317	30,660	1,000		612,933	572,369	516,352	442,628	407,934
Net assets at end of period (000’s)	$204,470	$367,295	$329,635	$360,613	$9,976		$611,356	$572,434	$516,352	$442,628	$407,933

*	Date Fund commenced operations

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Annualized.

Financial Highlights — (continued)

	Nasdaq-100® Index Fund
	Year Ended May 31,
	2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$5.62	$5.34	$4.38	$4.28	$4.11

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	0.01	0.00	0.00	0.03
Net realized and unrealized gain (loss) on investments and foreign currencies	(1.68)	0.27	0.96	0.10	0.17

Total income (loss) from investment operations	(1.67)	0.28	0.96	0.10	0.20

Distributions from:
Net investment income	(0.01)	—	(0.00)	(0.00)	(0.03)
Net realized gain on securities	(0.05)	—	—	—	—

Total distributions	(0.06)	—	(0.00)	—	(0.03)

Net asset value at end of period	$3.89	$5.62	$5.34	$4.38	$4.28

TOTAL RETURN(a)	(29.36)%	5.32%	22.01%	2.36%	4.81%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.55%	0.56%	0.63%	0.61%	0.65%
Ratio of expenses to average net assets(c)	0.66%	0.60%	0.63%	0.61%	0.65%
Ratio of expense reductions to average net assets	—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.35%	0.27%	0.08%	0.07%	0.73%
Ratio of net investment income (loss) to average net assets(c)	0.24%	0.23%	0.08%	0.07%	0.73%
Portfolio turnover rate	9%	8%	5%	14%	8%
Number of shares outstanding at end of period (000’s)	18,892	17,471	15,678	18,856	21,147
Net assets at end of period (000’s)	$73,521	$98,269	$83,647	$82,519	$90,520

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

Financial Highlights — (continued)

	Science & Technology Fund
	Year Ended May 31,
	2009		2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$14.41		$13.67	$11.50	$11.27	$11.08

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01		(0.01)	(0.05)	(0.05)	(0.00)
Net realized and unrealized gain (loss) on investments and foreign currencies	(4.44)		0.75	2.22	0.28	0.19

Total income (loss) from investment operations	(4.43)		0.74	2.17	0.23	0.19

Distributions from:
Net investment income	—		—	—	—	—
Net realized gain on securities	—		—	—	—	—

Total distributions	—		—	—	—	—

Net asset value at end of period	$9.98		$14.41	$13.67	$11.50	$11.27

TOTAL RETURN(a)	(30.74	)%(e)	5.41%	18.87%	2.04%	1.71%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.06%		1.00%	1.03%	1.01%	1.03%
Ratio of expenses to average net assets(c)	1.06%		1.00%	1.03%	1.01%	1.03%
Ratio of expense reductions to average net assets	0.01%		0.01%	0.02%	0.02%	0.01%
Ratio of net investment income (loss) to average net assets(b)	0.09%		(0.11)%	(0.39)%	(0.42)%	(0.02)%
Ratio of net investment income (loss) to average net assets(c)	0.09%		(0.11)%	(0.39)%	(0.42)%	(0.02)%
Portfolio turnover rate	150%		145%	163%	117%	56%
Number of shares outstanding at end of period (000’s)	56,476		63,061	70,630	89,433	107,429
Net assets at end of period (000’s)	$563,610		$908,590	$965,650	$1,028,643	$1,210,236

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by 0.07% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions (see Note 3).

Financial Highlights — (continued)

	Small Cap Aggressive Growth Fund					Small Cap Fund
				December 5,
				2005* to
	Year Ended May 31,			May 31,		Year Ended May 31,
	2009	2008	2007	2006		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$11.17	$11.71	$10.22	$10.00		$9.82	$13.22	$12.64	$11.01	$9.75

Income (loss) from investment operations:
Net investment income (loss)(e)	(0.03)	(0.05)	(0.08)	(0.01)		0.03	0.04	0.01	0.00	(0.02)
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.17)	(0.49)	1.58	0.23		(2.98)	(2.04)	1.58	1.63	1.28

Total income (loss) from investment operations	(3.20)	(0.54)	1.50	0.22		(2.95)	(2.00)	1.59	1.63	1.26

Distributions from:
Net investment income	—	—	—	—		(0.04)	—	—	—	—
Net realized gain on securities	(0.92)	—	(0.01)	—		(0.44)	(1.40)	(1.01)	—	—

Total distributions	(0.92)	—	(0.01)	—		(0.48)	(1.40)	(1.01)	—	—

Net asset value at end of period	$7.05	$11.17	$11.71	$10.22		$6.39	$9.82	$13.22	$12.64	$11.01

TOTAL RETURN(a)	(26.42)%	(4.59)%	14.70%	2.20%		(29.56)%	(15.29)%	13.29%	14.80%	12.92	%(f)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(c)	0.99%	1.00%	1.00%	1.00	%(b)	0.95%	0.95%	0.95%	0.95%	0.95%
Ratio of expenses to average net assets(d)	1.12%	1.14%	1.15%	3.18	%(b)	1.07%	1.05%	1.02%	1.02%	1.05%
Ratio of expense reductions to average net assets	0.01%	0.03%	0.02%	—		0.01%	0.00%	0.00%	—	—
Ratio of net investment income (loss) to average net assets(c)	(0.37)%	(0.52)%	(0.83)%	(0.80	)%(b)	0.40%	0.31%	0.04%	(0.02)%	(0.17)%
Ratio of net investment income (loss) to average net assets(d)	(0.50)%	(0.66)%	(0.98)%	(2.98	)%(b)	0.28%	0.21%	(0.03)%	(0.09)%	(0.27)%
Portfolio turnover rate	74%	98%	192%	28%		40%	119%	87%	83%	119%
Number of shares outstanding at end of period (000’s)	6,553	5,823	4,434	6,032		37,152	39,852	41,863	48,356	55,101
Net assets at end of period (000’s)	$46,179	$65,033	$51,911	$61,659		$237,444	$391,306	$553,319	$611,356	$606,923

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Annualized.

(c)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(d)	Excludes, if any, expense reimbursements and expense reductions.

(e)	The per share amounts are calculated using the average share method.

(f)	The Fund’s performance figure was decreased by less than 0.01% from losses on the disposal of investments in violation of investment restrictions.

Financial Highlights — (continued)

	Small Cap Index Fund					Small Cap Special Values Fund
									December 5,
									2005* to
	Year Ended May 31,					Year Ended May 31,			May 31,
	2009	2008	2007	2006	2005	2009	2008	2007	2006

PER SHARE DATA
Net asset value at beginning of period	$15.80	$19.41	$17.24	$15.16	$13.97	$9.73	$12.62	$10.59	$10.00

Income (loss) from investment operations:
Net investment income (loss)(d)	0.18	0.23	0.21	0.15	0.11	0.10	0.12	0.13	0.02
Net realized and unrealized gain (loss) on investments and foreign currencies	(5.35)	(2.27)	2.93	2.51	1.21	(3.43)	(2.31)	2.01	0.58

Total income (loss) from investment operations	(5.17)	(2.04)	3.14	2.66	1.32	(3.33)	(2.19)	2.14	0.60

Distributions from:
Net investment income	(0.23)	(0.20)	(0.07)	(0.07)	(0.13)	(0.10)	(0.09)	(0.06)	(0.01)
Net realized gain on securities	(0.97)	(1.37)	(0.90)	(0.51)	—	(0.27)	(0.61)	(0.05)	—

Total distributions	(1.20)	(1.57)	(0.97)	(0.58)	(0.13)	(0.37)	(0.70)	(0.11)	(0.01)

Net asset value at end of period	$9.43	$15.80	$19.41	$17.24	$15.16	$6.03	$9.73	$12.62	$10.59

TOTAL RETURN(a)	(32.19)%	(10.71)%	18.66%	17.84%	9.46%	(33.97)%	(17.39)%	20.30%	6.02	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.47%	0.42%	0.43%	0.45%	0.46%	0.90%	0.90%	0.90%	0.90	%(f)
Ratio of expenses to average net assets(c)	0.47%	0.42%	0.43%	0.45%	0.46%	0.96%	0.92%	0.90%	2.30	%(f)
Ratio of expense reductions to average net assets	—	—	—	—	—	0.04%	0.03%	0.02%	—
Ratio of net investment income (loss) to average net assets(b)	1.65%	1.34%	1.20%	0.90%	0.78%	1.48%	1.09%	1.10%	2.91	%(f)
Ratio of net investment income (loss) to average net assets(c)	1.65%	1.34%	1.20%	0.90%	0.78%	1.42%	1.07%	1.10%	1.51	%(f)
Portfolio turnover rate	24%	20%	18%	22%	18%	67%	51%	64%	132%
Number of shares outstanding at end of period (000’s)	67,300	62,690	62,786	57,051	45,300	26,857	26,379	30,647	35,239
Net assets at end of period (000’s)	$634,336	$990,398	$1,218,827	$983,742	$686,567	$162,069	$256,767	$386,817	$373,291

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursements, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from reimbursements for losses realized on the disposal of investments in violation of investment restrictions.

(f)	Annualized.

Financial Highlights — (continued)

	Small-Mid Growth Fund					Stock Index Fund
				December 5,
				2005* to
	Year Ended May 31,			May 31,		Year Ended May 31,
	2009	2008	2007	2006		2009	2008	2007	2006	2005

PER SHARE DATA
Net asset value at beginning of period	$10.05	$11.65	$10.33	$10.00		$34.60	$39.80	$33.87	$32.17	$30.74

Income (loss) from investment operations:
Net investment income (loss)(d)	0.01	(0.03)	(0.02)	0.00		0.53	0.60	0.58	0.53	0.54
Net realized and unrealized gain (loss) on investments and foreign currencies	(2.98)	(1.57)	1.34	0.33		(12.20)	(3.30)	6.86	2.11	1.88

Total income (loss) from investment operations	(2.97)	(1.60)	1.32	0.33		(11.67)	(2.70)	7.44	2.64	2.42

Distributions from:
Net investment income	(0.01)	—	—	—		(0.70)	(0.61)	(0.31)	(0.25)	(0.54)
Net realized gain on securities	(0.28)	—	—	—		(3.17)	(1.89)	(1.20)	(0.69)	(0.45)

Total distributions	(0.29)	—	—	—		(3.87)	(2.50)	(1.51)	(0.94)	(0.99)

Net asset value at end of period	$6.79	$10.05	$11.65	$10.33		$19.06	$34.60	$39.80	$33.87	$32.17

TOTAL RETURN(a)	(29.01)%	(13.73)%	12.78%	3.30%		(32.99)%	(6.98)%	22.37%	8.27%	7.89%

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	1.00%	1.00%	1.00%	1.00	%(e)	0.39%	0.35%	0.35%	0.36%	0.38%
Ratio of expenses to average net assets(c)	1.15%	1.03%	1.01%	2.49	%(e)	0.39%	0.35%	0.35%	0.36%	0.38%
Ratio of expense reductions to average net assets	0.06%	0.01%	0.01%	—		—	—	—	—	—
Ratio of net investment income (loss) to average net assets(b)	0.01%	(0.33)%	(0.20)%	(0.49	)%(e)	2.31%	1.64%	1.58%	1.57%	1.72%
Ratio of net investment income (loss) to average net assets(c)	(0.14)%	(0.36)%	(0.21)%	(1.98	)%(e)	2.31%	1.64%	1.58%	1.57%	1.72%
Portfolio turnover rate	91%	196%	83%	277%		7%	5%	4%	7%	5%
Number of shares outstanding at end of period (000’s)	11,464	11,803	13,987	18,720		130,783	124,600	133,576	140,078	138,996
Net assets at end of period (000’s)	$77,843	$118,628	$162,946	$193,337		$2,493,280	$4,311,083	$5,316,922	$4,744,289	$4,471,146

*	Date Fund commenced operations.

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	Annualized.

Financial Highlights — (continued)

	Value Fund
	Year Ended May 31,
	2009		2008	2007	2006		2005

PER SHARE DATA
Net asset value at beginning of period	$11.01		$13.41	$12.19	$11.15		$9.99

Income (loss) from investment operations:
Net investment income (loss)(d)	0.15		0.15	0.08	0.14		0.06
Net realized and unrealized gain (loss) on investments and foreign currencies	(3.76)		(1.65)	3.10	1.07		1.42

Total income (loss) from investment operations	(3.61)		(1.50)	3.18	1.21		1.48

Distributions from:
Net investment income	(0.09)		(0.04)	(0.24)	(0.05)		(0.01)
Net realized gain on securities	(0.11)		(0.86)	(1.72)	(0.12)		(0.31)

Total distributions	(0.20)		(0.90)	(1.96)	(0.17)		(0.32)

Net asset value at end of period	$7.20		$11.01	$13.41	$12.19		$11.15

TOTAL RETURN(a)	(32.55	)%(f)	(11.44)%	28.42%	10.92	%(e)	14.83	%(e)

RATIOS/SUPPLEMENTAL DATA
Ratio of expenses to average net assets(b)	0.85%		0.88%	1.03%	0.92%		1.28%
Ratio of expenses to average net assets(c)	0.94%		0.93%	1.03%	0.92%		1.39%
Ratio of expense reductions to average net assets	—		—	—	—		—
Ratio of net investment income (loss) to average net assets(b)	1.89%		1.39%	0.65%	1.29%		0.60%
Ratio of net investment income (loss) to average net assets(c)	1.79%		1.34%	0.64%	1.29%		0.49%
Portfolio turnover rate	173%		142%	116%	76%		144%
Number of shares outstanding at end of period (000’s)	21,631		25,199	6,691	16,214		2,053
Net assets at end of period (000’s)	$155,725		$277,346	$89,740	$197,648		$22,890

(a)	Total return is not annualized. It does include, if any, expense reimbursements and expense reductions. The effect of fees and charges incurred at the separate account level are not reflected in these performance figures. If such expenses had been included, the total return would have been lower for each period presented.

(b)	Includes, if any, expense reimbursement, but excludes, if any, expense reductions.

(c)	Excludes, if any, expense reimbursements and expense reductions.

(d)	The per share amounts are calculated using the average share method.

(e)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

(f)	The Fund’s performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions (see Note 3).

Interested in Learning More?

The Statement of Additional Information (SAI) incorporated by reference into this prospectus contains additional information about VC I’s operations.

Further information about the Funds’ investments is available in VC I’s annual and semi-annual reports to shareholders. VC I’s annual report discusses market conditions and investment strategies that significantly affected the Funds’ performance results during its last fiscal year.

AIG Retirement can provide you with a free copy of these materials or other information about VC I. You may reach AIG Retirement by calling 1-800-448-2542 or by writing to P.O. Box 15648, Amarillo, Texas 79105-5648.

VC I’s prospectus, SAI, and semi-annual and annual reports are available online through the internet websites of the insurance companies offering the Funds as investment options.

The Securities and Exchange Commission also maintains copies of these documents:

•	To view information online: Access the SEC’s web site at http://www.sec.gov.

•	To review a paper filing or to request that documents be mailed to you, contact the SEC by writing to: SEC Public Reference Room, Washington, DC 20549-6009; or call the SEC at 1-800-SEC-0330. You may also request a paper copy from the SEC electronically at publicinfo@sec.gov.

A duplicating fee will be assessed for all copies provided.

Investment Company Act filing number 811-03738.

VALIC COMPANY I
(Formerly AIG Retirement Company I)
ASSET ALLOCATION FUND
BLUE CHIP GROWTH FUND
BROAD CAP VALUE INCOME FUND
CAPITAL CONSERVATION FUND
CORE EQUITY FUND
CORE VALUE FUND
FOREIGN VALUE FUND
GLOBAL EQUITY FUND
GLOBAL REAL ESTATE FUND
GLOBAL SOCIAL AWARENESS FUND
GLOBAL STRATEGY FUND
GOVERNMENT SECURITIES FUND
GROWTH FUND
GROWTH & INCOME FUND
HEALTH SCIENCES FUND
INFLATION PROTECTED FUND
INTERNATIONAL EQUITIES FUND
INTERNATIONAL GOVERNMENT BOND FUND
INTERNATIONAL GROWTH I FUND
LARGE CAP CORE FUND
LARGE CAPITAL GROWTH FUND
MID CAP INDEX FUND
MID CAP STRATEGIC GROWTH FUND
MONEY MARKET I FUND
NASDAQ-100® INDEX FUND
SCIENCE & TECHNOLOGY FUND
SMALL CAP AGGRESSIVE GROWTH FUND
SMALL CAP FUND
SMALL CAP INDEX FUND
SMALL CAP SPECIAL VALUES FUND
SMALL-MID GROWTH FUND
STOCK INDEX FUND
VALUE FUND

STATEMENT OF ADDITIONAL INFORMATION

PART B
October 1, 2009
This Statement of Additional Information (“SAI”) is not a prospectus and contains information in addition to that in the Prospectuses for VALIC Company I, formerly AIG Retirement Company I (“VC I”). It should be read in conjunction with your Prospectus. The SAI relates to the Prospectuses dated October 1, 2009. VC I’s Annual Report dated May 31, 2009 is incorporated by reference into this SAI. For an individual interested in a variable annuity contract issued by The Variable Annuity Life Insurance Company (“VALIC”), a Prospectus may be obtained by visiting www.VALIC.com, calling 1-800-448-2542, or writing VC I at P.O. Box 15648, Amarillo, Texas 79105-5648.

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Page
Other Information	92
Shareholder Reports	92
Voting and Other Rights	92
Proxy Voting Policies and Procedures	93
Proxy Voting Records	94
Disclosure of Portfolio Holdings Policies and Procedures	95
Custody of Assets	96
Index Funds	96
Independent Registered Public Accounting Firm	97
Management of VC I	98
Director Ownership of Shares	101
Compensation of Independent Directors	102
Appendix A	A-1
Description of Corporate Bond Ratings	A-1
Description of Commercial Paper Ratings	A-2
Appendix B – Investment Practices	B-1
EX-99.A(23)
EX-99.D(1)(I)
EX-99.D(3)(B)
EX-99.D(24)(B)
EX-99.D(26)
EX-99.D(27)
EX-99.G(2)(B)
EX-99.H(1)(B)
EX-99.I
EX-99.J
EX-99.P(1)
EX-99.P(2)
EX-99.P(9)
EX-99.P(14)
EX-99.P(15)
EX-99.P(17)
EX-99.P(25)
EX-99.Q

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GENERAL INFORMATION AND HISTORY
VC I was incorporated in Maryland on December 7, 1984, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Pursuant to an Investment Advisory Agreement with VC I and subject to the authority of VC I’s Board of Directors, VALIC serves as VC I’s investment adviser and conducts the business and affairs of VC I. VC I consists of separate investment portfolios (hereinafter collectively referred to as the “Funds” or individually as a “Fund”), each of which is, in effect, a separate mutual fund issuing its own separate class of common stock. Each of the Funds, except the Health Sciences, Inflation Protected, International Government Bond, Nasdaq-100® Index and Global Real Estate Funds, is “diversified” as the term is used in the 1940 Act. VALIC has engaged investment sub-advisers (hereinafter referred to collectively, as the “Sub-advisers”) for each Fund to provide investment sub-advisory services, subject to VALIC’s oversight.
VC I issues shares of common stock of each Fund to certain employer-sponsored retirement plans (primarily, but not exclusively, governmental plans; collectively, the “Plans” and each a “Plan”), Individual Retirement Accounts (“IRAs”) and registered and unregistered separate accounts of VALIC and its affiliates to fund variable annuity contracts or variable life policies (the “Contracts”).
VC I was originally named VALIC Series Portfolio Company. The name changed to American General Series Portfolio Company (“AGSPC”) on January 14, 1985, to North American Funds Variable Product Series I on October 1, 2000, and to VALIC Company I on December 31, 2001. The individual Fund names also changed on December 31, 2001, as noted below. On May 1, 2008, the name changed to AIG Retirement Company I; and it was renamed VALIC Company I on May 1, 2009.

Name Prior to 10/1/2000	Name from 10/2000 to 12/31/2001	Name effective 12/31/2001

AGSPC Asset Allocation Fund	North American – AG Asset Allocation Fund	Asset Allocation Fund
AGSPC Capital Conservation Fund	North American – AG Capital Conservation Fund	Capital Conservation Fund
AGSPC Government Securities Fund	North American – AG Government Securities Fund	Government Securities Fund
AGSPC Growth & Income Fund	North American – AG Growth & Income Fund	Growth & Income Fund
AGSPC International Equities Fund	North American – AG International Equities Fund	International Equities Fund
AGSPC International Government Bond Fund	North American – AG International Government Bond Fund	International Government Bond Fund
AGSPC Mid Cap Index Fund	North American – AG Mid Cap Index Fund	Mid Cap Index Fund
AGSPC Money Market Fund	North American – AG 1 Money Market Fund	Money Market I Fund
N/A (new fund 10/1/2000)	North American – AG Nasdaq-100® Index Fund	Nasdaq-100® Index Fund
AGSPC Small Cap Index Fund	North American – AG Small Cap Index Fund	Small Cap Index Fund
AGSPC Social Awareness Fund	North American – AG Social Awareness Fund	Social Awareness Fund
AGSPC Stock Index Fund	North American – AG Stock Index Fund	Stock Index Fund
AGSPC Growth Fund	North American Core Equity Fund	Core Equity Fund
N/A (new fund 10/1/2000)	North American – American Century Income & Growth Fund	Income & Growth Fund
N/A (new fund 10/1/2000)	North American – American Century International Growth Fund	International Growth I Fund
N/A (new fund 10/1/2000)	North American – Founders Large Cap Growth Fund	Large Cap Growth Fund
N/A (new fund 10/1/2000)	North American – Founders/T. Rowe Price Small Cap Fund	Small Cap Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Blue Chip Growth Fund	Blue Chip Growth Fund
N/A (new fund 11/1/2000)	North American – T. Rowe Price Health Sciences Fund	Health Sciences Fund
AGSPC Science & Technology Fund	North American – T. Rowe Price Science & Technology Fund	Science & Technology Fund
N/A (new fund 12/31/2001)	N/A	Value Fund
The Capital Accumulation Fund, Inc. and Timed Opportunity Fund, Inc., each registered open-end diversified management investment companies under the 1940 Act, became part of VC I through a reorganization on September 25, 1985. The Capital Accumulation Fund changed its name to AGSPC Mid Cap Index Fund and changed its investment objective, investment program and one of its restrictions as of October 1, 1991. The Timed Opportunity Fund changed its name to the AGSPC Asset Allocation Fund, effective as of October 1, 1997. In addition, the Quality Growth Fund was combined into the Stock Index Fund, by means of a reclassification of its shares, effective May 1, 1992. Effective August 27, 2004, the Growth Fund, formerly named the “Opportunities Fund,” was reorganized with and into the Blue Chip Growth Fund. Effective September 16, 2005, the Mid Capital Growth Fund changed its name to the Mid Cap Strategic Growth Fund. Effective the close of business May 26, 2006, (i) the Large Cap Growth Fund was reorganized with and into the Growth Fund (formerly, the VALIC Ultra Fund), (ii) the Income & Growth Fund changed its name to the Core Value Fund and (iii) the Broad Cap Value Fund changed its name to the Broad Cap

1

Value Income Fund. Effective October 1, 2007, the Social Awareness Fund changed its name to the Global Social Awareness Fund. Effective December 10, 2007, the VALIC Ultra Fund changed its name to the Growth Fund. Effective March 10, 2008, the Small Cap Strategic Growth Fund changed its name to the Small-Mid Growth Fund. Effective October 1, 2008, the Real Estate Fund changed its name to the Global Real Estate Fund.
INVESTMENT RESTRICTIONS
The Funds have each adopted certain fundamental investment restrictions which, unlike the other investment objectives, policies, and investment program of each Fund, may only be changed for each Fund with the consent of a majority of the outstanding voting securities of the particular Fund. The 1940 Act defines such a majority as the lesser of (1) 67% or more of the voting securities present in person or by proxy at a shareholders’ meeting, if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy, or (2) more than 50% of a Fund’s outstanding voting securities.
In addition, the Funds have non-fundamental investment restrictions which have been approved by VC I’s Board of Directors. Non-fundamental investment restrictions and operating policies may be changed by the Board of Directors without shareholder approval.
The fundamental and non-fundamental investment restrictions and operating policies of each Fund are listed below. The percentage limitations referenced in some of the restrictions are to be determined at the time of purchase. However, percentage limitations for illiquid securities and borrowings apply at all times. Calculation of each Fund’s total assets for compliance with any of the investment restrictions will not include cash collateral held in connection with securities lending activities.
In applying the limitations on investments in any one industry (concentration), the Funds may use industry classifications based, where applicable, on industry classification guides such as Baseline, Bridge Information Systems, Reuters, or S & P Stock Guide, Global Industry Classification Standard (GICS) information obtained from Bloomberg L.P. and Moody’s International, or Barra, and/ or the prospectus of the issuing company. Further, regarding the securities of one or more issuers conducting their principal business activities in the same industry: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents, (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (d) personal credit and business credit businesses will be considered separate industries.
FUNDAMENTAL INVESTMENT RESTRICTIONS
Borrowing
All Funds: Each Fund may borrow money in amounts up to 33 1/3% of the value of its total assets for temporary or emergency purposes, or as permitted by law. Each Fund may also borrow money for investment purposes, up to the maximum extent permissible under the 1940 Act. A Fund may also obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. In order to secure any permitted borrowings and reverse repurchase agreements under this section, a Fund may pledge, mortgage or hypothecate its assets. This policy shall not prohibit a Fund from engaging in reverse repurchase agreements, dollar rolls, or similar investment strategies described in the Prospectus and the SAI, as amended from time to time.
Commodities
All Funds: No Fund may purchase or sell physical commodities except that each Fund may (i) hold and sell physical commodities acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; or (iii) purchase or sell commodity options and futures contracts in accordance with its investment practices and policies.
Concentration
All Funds except the Health Sciences Fund, Nasdaq-100® Index Fund and Global Real Estate Fund: Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than

2

securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and repurchase agreements secured thereby), or domestic bank money market instruments.
Diversification
All Funds except the Health Sciences Fund, the Inflation Protected Fund, the International Government Bond Fund, the Nasdaq-100® Index Fund, and the Global Real Estate Fund. Each Fund may not make any investment inconsistent with its classification as a diversified investment company under the 1940 Act.
Issuance of Senior Securities
All Funds: No Fund may issue senior securities except as permitted by the 1940 Act, any rule, regulation, or order under the 1940 Act or any Securities and Exchange Commission (“SEC”) staff interpretation of the 1940 Act.
Lending
All Funds: No Fund may make loans, except that each Fund may, in accordance with its investment practices and policies, (i) engage in repurchase agreements; (ii) lend portfolio securities; (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement, including interfund lending, as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act, by exemptive relief, or by any SEC staff interpretation of the 1940 Act.
Real Estate
All Funds: No Fund may purchase or sell real estate except that each Fund may (i) hold and sell real estate acquired as a result of the Fund’s ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal, or otherwise engage in the business of real estate.
Underwriting
All Funds: No Fund may underwrite the securities of other issuers, except as permitted by the Board within applicable law, and except to the extent that in connection with the sale or disposition of its portfolio securities, a Fund may be deemed to be an underwriter.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS
Control of Companies
All Funds: Each Fund may not invest in companies for the purpose of exercising management control or influence, except that a Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated thereunder, as amended from time to time, or (iii) an exemption or similar relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)
Illiquid Securities
All Funds: Each Fund may not invest more than 15% (10% for the Money Market I Fund) of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days, stripped mortgage securities and inverse floaters, but excluding variable amount master demand notes and liquid Rule 144A securities. This restriction on illiquid securities is applicable at all times.
Foreign Securities
All Funds: To the extent consistent with their respective investment objectives, each of the Funds as noted in the Limitation List below may invest in foreign securities, which may include emerging market securities. ADRs and U.S. dollar-denominated securities of foreign issuers are excluded from such percentage limitation for each Fund.
100%
Foreign Value Fund
Global Equity Fund
Global Strategy Fund
International Equities Fund
International Government Bond Fund

3

International Growth I Fund
75%
Global Real Estate Fund
60%
Global Social Awareness Fund
50%
Science & Technology Fund
35%
Asset Allocation Fund
Core Equity Fund
Core Value Fund
Growth & Income Fund
Health Sciences Fund
30%
Inflation Protected Fund
Small Cap Fund
25%
Large Capital Growth Fund
Mid Cap Strategic Growth Fund
Value Fund
20%
Blue Chip Growth Fund
Broad Cap Value Income Fund
Capital Conservation Fund
Government Securities Fund
Growth Fund
Large Cap Core Fund
Mid Cap Index Fund
Money Market I Fund (payable in U.S. Dollars)
Nasdaq-100® Index Fund
Small Cap Index Fund
Small Cap Special Values Fund
Small-Mid Growth Fund
Stock Index Fund
10%
Small Cap Aggressive Growth Fund
Margin
All Funds: Each Fund may not purchase securities on margin, except that a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.
Short Sales
All Funds: Each Fund other than the Money Market I Fund may not sell securities short except to the extent permitted by applicable law.
Investment Companies

4

All Funds: Each Fund may invest in securities issued by other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act. (See Operating Policies shown below for additional information on investment company security investment restrictions.)
OPERATING POLICIES
Asset-Backed Securities
All Funds: A Fund will only invest in fixed-income asset-backed securities rated, at the time of purchase, in the same quality range as its other permissible investments.
Single Investment Companies
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price Associates, Inc. (“T. Rowe Price”) may invest more than 5% of total assets in a single investment company.
Total Investment Company Investment
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology Fund and Small Cap Fund sub-advised by T. Rowe Price may invest more than 10% of total assets in investment company securities.
Single Investment Company Voting Securities
All Funds: Unless otherwise permitted by the 1940 Act, no Fund other than the Blue Chip Growth Fund, the Health Sciences Fund, and the portions of the Science & Technology and Small Cap Fund sub-advised by T. Rowe Price may invest more than 3% of total assets in the voting securities of a single investment company.
Certificates of Deposit and Bankers Acceptances
All Funds: The Funds limit investments in U.S. certificates of deposit and bankers acceptances to obligations of U.S. banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or where deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”). A Fund may also invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
Futures Contracts – Initial Margin Deposits
All Funds: With respect to each Fund other than the Money Market I Fund, to the extent that a Fund holds positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margins and premiums required to establish such positions will not exceed 5% of the fair market value of the Fund’s net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.
Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund, and Small Cap Fund
As noted in the prospectus, T. Rowe Price is the Sub-adviser for the Blue Chip Growth Fund, the Health Sciences Fund, and a portion of the assets of the Science & Technology Fund and Small Cap Fund. T. Rowe Price offers a diversified and cost-effective investment vehicle for the cash reserves of client accounts. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation — T. Rowe Price Reserve Investment Fund (“RIF”) and T. Rowe Price Government Reserve Investment Fund (“GRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future. These funds were created and operate under an Exemptive Order issued by the SEC (Investment Company Act Release No. IC-22770, July 29, 1997).
As noted in the operating policies above, the Funds sub-advised by T. Rowe Price may invest up to 25% of total assets in the RIF and GRF. RIF and GRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing

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money market funds. RIF invests at least 95% of its total assets in prime money market instruments receiving the highest credit rating. The GRF invests primarily in a portfolio of U.S. government backed securities, primarily U.S. Treasuries and repurchase agreements thereon. The Funds do not pay an advisory fee to the Investment Manager at T. Rowe Price, but will incur other expenses. However, RIF and GRF are expected by T. Rowe Price to operate at very low expense ratios. The Funds will only invest in RIF or GRF to the extent it is consistent with their objectives and programs. RIF and GRF are neither insured nor guaranteed by the U.S. government, and there is no assurance they will maintain a stable net asset value of $1.00 per share.
INVESTMENT PRACTICES
Adjustable Rate Securities
Each Fund may invest in adjustable rate money market securities. Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.
Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes. A variable rate instrument whose principal amount is scheduled to be paid in 13 months or less is considered to have a maturity equal to the period remaining until the next readjustment of the interest rate. Many variable rate instruments are subject to demand features which entitle the purchaser to resell such securities to the issuer or another designated party, either (1) at any time upon notice of usually 30 days or less, or (2) at specified intervals, not exceeding 13 months, and upon 30 days’ notice. A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.
Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments. The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.
Asset-Backed Securities
Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund and Global Strategy Fund, may invest in asset-backed securities (unrelated to first mortgage loans) that represent fractional interests in pools of retail installment loans, both secured (such as certificates for automobile receivables) and unsecured, and leases, or revolving credit receivables both secured and unsecured (such as credit card receivable securities). These assets are generally held by a trust and payments of principal and interest, or interest only are passed through monthly or quarterly to certificate holders and may be guaranteed up to certain amounts by letters of credit issued by a financial institution affiliated or unaffiliated with the trustee or originator of the trust.
Underlying automobile sales contracts, leases or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the underlying loans, leases, or receivables tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying loans, leases or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors. If consistent with its investment objective(s) and policies, a Fund may invest in other asset-backed securities that may be developed in the future.
Each of the Funds listed above may invest in certain asset-backed securities known as structured investment vehicles (“SIVs”). SIVs are legal entities that are sponsored by banks, broker-dealers or other financial firms specifically created for the purpose of issuing particular securities or instruments. A SIV purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. SIVs typically purchase finance company debt which is focused in large banks and may also

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include exposure to investment banks, insurance, and other finance companies. SIVs also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities. SIVs are often leveraged and securities issued by SIVs may have differing credit ratings. Investments in SIVs present issuer risks, although they may be subject to a guarantee or other financial support by the sponsoring entity. Investments in SIVs may be more volatile, less liquid and more difficult to price accurately than other types of investments.
Because SIVs depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or if a demand for the new debt declines significantly, the SIVs may have to liquidate assets at a loss. Also, to the extent that SIVs’ assets represent investments in finance companies, the Funds may have significant exposure to the financial services market and disruptions in that market could result in lower valuations of the Funds’ holdings of SIV securities.
Bank Obligations
Each Fund may invest in bank obligations. Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund will not invest in fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its net assets (10% in the case of the Money Market I Fund) would be invested in such deposits, repurchase agreements maturing in more than seven days and other illiquid assets.
The Funds limit investments in United States bank obligations to obligations of United States banks (including foreign branches) which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC. A Fund also may invest in certificates of deposit of savings and loan associations (federally or state chartered and federally insured) having total assets in excess of $1 billion.
The Funds limit investments in foreign bank obligations to United States dollar- or foreign currency-denominated obligations of foreign banks (including United States branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of a Sub-adviser, are of an investment quality comparable to obligations of United States banks in which the Funds may invest. The Government Securities Fund may invest in the same types of bank obligations as the other Funds, but they must be U.S. dollar-denominated. Subject to a Fund’s limitation on concentration in the securities of issuers in a particular industry, there is no limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of United States banks, including the possibility that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

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Convertible Securities
Each Fund, other than the Government Securities Fund, International Government Bond Fund, Mid Cap Index Fund, Money Market I Fund, Nasdaq-100 Index Fund, Small Cap Index Fund, and Stock Index Fund, may invest in convertible securities of foreign or domestic issues. A convertible security is a security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
A Fund may be required to permit the issuer of a convertible security to redeem the security, convert it into the underlying common stock, or sell it to a third party. Thus, a Fund may not be able to control whether the issuer of a convertible security chooses to convert that security. If the issuer chooses to do so, this action could have an adverse effect on a Fund’s ability to achieve its investment objectives.
In keeping with the objectives of the Blue Chip Growth Fund, Health Sciences Fund, Science & Technology Fund and Small Cap Fund, convertible bonds will be treated as equity securities for purposes of each Fund’s investment policies and restrictions.
Depositary Receipts
Each Fund, other than the Money Market I Fund, may purchase Depositary Receipts. Depositary Receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) or other similar securities convertible into securities of foreign issuers. ADRs are certificates issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in an over-the-counter market. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Depositary Receipts may not necessarily be denominated in the same currency as the securities into which they may be converted.
Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. This limits the Funds’ exposure to foreign exchange risk.
Depositary Receipts may be sponsored or unsponsored. A sponsored Depositary Receipt is issued by a Depositary that has an exclusive relationship with the issuer of the underlying security. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing the unsponsored Depositary Receipt. The depositary of unsponsored Depositary Receipts is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored Depositary Receipt voting rights with respect to the deposited securities or pool of securities. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities to which they may be connected. For purposes of a Fund’s investment policies, the Funds’ investments in Depositary Receipts will be deemed to be investments in the underlying securities.

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Eurodollar Obligations
Each Fund may, in accordance with its investment objective(s), policies, and investment program, invest in Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit. A Eurodollar obligation is a security denominated in U.S. dollars and originated principally in Europe, giving rise to the term Eurodollar.
All Funds, except the Money Market I Fund, may also purchase and sell Eurodollar futures contracts, which enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in a foreign prime lending interest rate to which many interest swaps and fixed income securities are linked.
Such securities are not registered with the SEC and generally may only be sold to U.S. investors after the initial offering and cooling-off periods. The market for Eurodollar securities is dominated by foreign-based investors and the primary trading market for these securities is London.
Eurodollar obligations, including Eurodollar bonds and Eurodollar certificates of deposit, are principally obligations of foreign branches of U.S. banks. These instruments represent the loan of funds actually on deposit in the U.S. VC I believes that the U.S. bank would be liable in the event that its foreign branch failed to pay on its U.S. dollar denominated obligations. Nevertheless, the assets supporting the liability could be expropriated or otherwise restricted if located outside the U.S. Exchange controls, taxes, or political and economic developments also could affect liquidity or repayment. Due to possibly conflicting laws or regulations, the foreign branch of the U.S. bank could maintain and prevail that the liability is solely its own, thus exposing a Fund to a possible loss. Such U.S. dollar denominated obligations of foreign branches of FDIC member U.S. banks are not covered by the usual $100,000 of FDIC insurance if they are payable only at an office of such a bank located outside the U.S., Puerto Rico, Guam, American Samoa, and the Virgin Islands.
Moreover, there may be less publicly available information about foreign issuers whose securities are not registered with the SEC and such foreign issuers may not be subject to the accounting, auditing, and financial reporting standards applicable to issuers registered domestically. In addition, foreign issuers, stock exchanges, and brokers generally are subject to less government regulation. There are, however, no risks of currency fluctuation since the obligations are U.S. dollar denominated.
Fixed Income Securities
Each Fund may invest in fixed income securities. Debt securities are considered high-quality if they are rated at least Aa by Moody’s or its equivalent by any other nationally rated statistical rating organization (“NRSRO”) or, if unrated, are determined to be of equivalent investment quality. High-quality debt securities are considered to have a very strong capacity to pay principal and interest. Debt securities are considered investment grade if they are rated, for example, at least Baa3 by Moody’s or BBB- by S&P or their equivalent by any other NRSRO or, if not rated, are determined to be of equivalent investment quality. Investment grade debt securities are regarded as having an adequate capacity to pay principal and interest. Lower-medium and lower-quality securities rated, for example, Ba and B by Moody’s or its equivalent by any other NRSRO are regarded on balance as high risk and predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Sub-advisers will not necessarily dispose of an investment grade security that has been downgraded to below investment grade. See the section in the Appendix regarding “Description of Corporate Bond Ratings” for a description of each rating category and a more complete description of lower-medium and lower-quality debt securities and their risks.
The maturity of debt securities may be considered long- (ten plus years), intermediate- (one to ten years), or short-term (thirteen months or less). In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value.
Inflation-Indexed Bonds

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The Foreign Value, Global Strategy, Inflation Protected Fund, Large Cap Core Fund, Global Real Estate Fund and Small Cap Special Values Fund may invest in inflation indexed-bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward (but not below the original principal value in the case of U.S. Treasury inflation-indexed bonds), and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.
While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates); investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Lower Rated Fixed Income Securities
The Asset Allocation Fund, Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Inflation Protected Fund, International Government Bond Fund, Large Cap Core Fund, Global Real Estate Fund, Small Cap Fund, Small Cap Special Values Fund and the Value Fund may invest in below investment grade debt securities. Issuers of lower rated or, if unrated, are determined to be of equivalent investment quality (“high yield” securities, commonly known as “junk bonds”) may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of high yield securities may be more likely to experience financial stress, especially if such issuers are highly leveraged. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, or the issuer’s inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower rated securities because such securities may be unsecured and may be subordinated to other creditors of the issuer.

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Lower rated securities frequently have call or redemption features which would permit an issuer to repurchase the security from a Fund. If a call were exercised by the issuer during a period of declining interest rates, a Fund likely would have to replace such called security with a lower yielding security, thus decreasing the net investment income to a Fund and dividends to shareholders.
A Fund may have difficulty disposing of certain lower rated securities because there may be a thin trading market for such securities. The secondary trading market for high yield securities is generally not as liquid as the secondary market for higher rated securities. Reduced secondary market liquidity may have an adverse impact on market price and a Fund’s ability to dispose of particular issues when necessary to meet a Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the issuer.
Adverse publicity and investor perceptions, which may not be based on fundamental analysis, also may decrease the value and liquidity of lower rated securities, particularly in a thinly traded market. Factors adversely affecting the market value of lower rated securities are likely to adversely affect a Fund’s net asset value. In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default on a portfolio holding or participate in the restructuring of the obligation.
Finally, there are risks involved in applying credit ratings as a method for evaluating lower rated fixed income securities. For example, credit ratings evaluate the safety of principal and interest payments, not the market risks involved in lower rated fixed income securities. Since credit rating agencies may fail to change the credit ratings in a timely manner to reflect subsequent events, VALIC or a Sub-adviser will monitor the issuers of lower rated fixed income securities in a Fund to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the debt securities’ liquidity within the parameters of the Fund’s investment policies. A Sub-adviser will not necessarily dispose of a portfolio security when its ratings have been changed.
Investments in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery of a Fund’s initial investment and any anticipated income or appreciation is uncertain. In addition, a Fund may incur additional expenses to the extent that they are required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect their interests. A Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of a Fund in respect of accrued interest income on securities which are subsequently written off, even though such Fund has not received any cash payments of such interest.
Foreign Currency Exchange Transactions and Forward Contracts
Each Fund, except the Government Securities Fund and the Money Market I Fund, may purchase forward foreign currency exchange contracts to protect against a decline in the value of the U.S. dollar. A Fund may conduct foreign currency transactions on a spot basis (i.e., cash) or forward basis (i.e., by entering into forward currency exchange contracts, currency options and futures transactions to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such transactions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies.
Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually larger commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.
The following summarizes the principal currency management strategies involving forward contracts. A Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
1. Settlement Hedges or Transaction Hedges. When the Sub-adviser wishes to lock in the U.S. dollar price of a foreign currency denominated security when a Fund is purchasing or selling the security, the Fund may enter into a forward contract. This type of currency transaction, often called a “settlement hedge” or “transaction hedge,” protects the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the

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date on which payment is made or received (i.e., “settled”). Forward contracts to purchase or sell a foreign currency may also be used by a Fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Sub-adviser. This strategy is often referred to as “anticipatory hedging.”
2. Position Hedges. When the Sub-adviser believes that the currency of a particular foreign country may suffer substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its portfolio securities either denominated in, or whose value is tied to, such foreign currency. This use of a forward contract is sometimes referred to as a “position hedge.” For example, if a Fund owned securities denominated in Euros, it could enter into a forward contract to sell Euros in return for U.S. dollars to hedge against possible declines in the Euro’s value. This hedge would tend to offset both positive and negative currency fluctuations, but would not tend to offset changes in security values caused by other factors.
A Fund could also hedge the position by entering into a forward contract to sell another currency expected to perform similarly to the currency in which the Fund’s existing investments are denominated. This type of hedge, often called a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple position hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
The precise matching of forward contracts in the amounts and values of securities involved generally would not be possible because the future values of such foreign currencies will change as a consequence of market movements in the values of those securities between the date the forward contract is entered into and the date it matures. Predicting short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Normally, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with respect to overall diversification strategies. However, the Adviser or Sub-adviser(s) each believe that it is important to have flexibility to enter into such forward contracts when they determine that a Fund’s best interests may be served.
At the maturity of the forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate the obligation to deliver the foreign currency by purchasing an “offsetting” forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of the foreign currency.
It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency the Fund is obligated to deliver.
Shifting Currency Exposure: A Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased; much as if a Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency. For example, if the Sub-adviser believed that the U.S. dollar may suffer a substantial decline against the Euro, they could enter into a forward contract to purchase Euros for a fixed amount of U.S. dollars. This transaction would protect against losses resulting from a decline in the value of the U.S. dollar, but would cause the Fund to assume the risk of fluctuations in the value of the Euro.
Successful use of currency management strategies will depend on the Fund management team’s skill in analyzing currency values. Currency management strategies may substantially change a Fund’s investment exposure to changes in currency rates and could result in losses to a Fund if currencies do not perform as the Sub-adviser anticipates. For example, if a currency’s value rose at a time when the Sub-adviser hedged a Fund by selling the currency in exchange for U.S. dollars, the Fund would not participate in the currency’s appreciation. Similarly, if the Sub-adviser increases a Fund’s exposure to a currency and that currency’s value declines, the Fund will sustain a loss. There is no assurance that the use of foreign currency management strategies will be advantageous to a Fund or that the Sub-adviser will hedge at appropriate times.

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A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, State Street Bank and Trust Company (the “Custodian” or “State Street”) will segregate cash or other liquid assets having a value equal to the aggregate amount of the Fund’s commitments under forward contracts entered into with respect to position hedges, settlement hedges and anticipatory hedges.
Foreign Securities
Each Fund may invest in foreign securities. The Capital Conservation Fund focuses on foreign bonds that are of the same quality as other bonds purchased by the Fund. The Government Securities Fund focuses on high-quality foreign government securities and high-quality money market securities payable in U.S. dollars. The Mid Cap Index Fund, Small Cap Index Fund and Stock Index Fund focus on the foreign securities included in their respective indices.
A foreign security is a security issued by an entity domiciled or incorporated outside of the United States. A foreign security includes corporate debt securities of foreign issuers (including preferred or preference stock), certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
In addition, all the Funds, except the Government Securities Fund and the Money Market I Fund, may invest in non-U.S. dollar-denominated foreign securities, in accordance with their specific investment objective(s), investment programs, policies, and restrictions. Investing in foreign securities may involve advantages and disadvantages not present in domestic investments. There may be less publicly available information about securities not registered domestically, or their issuers, than is available about domestic issuers or their domestically registered securities. Stock markets outside the U.S. may not be as developed as domestic markets, and there may also be less government supervision of foreign exchanges and brokers. Foreign securities may be less liquid or more volatile than U.S. securities. Trade settlements may be slower and could possibly be subject to failure. In addition, brokerage commissions and custodial costs with respect to foreign securities may be higher than those for domestic investments. Accounting, auditing, financial reporting and disclosure standards for foreign issuers may be different than those applicable to domestic issuers. Non-U.S. dollar-denominated foreign securities may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations (including currency blockage) and a Fund may incur costs in connection with conversions between various currencies. Foreign securities may also involve risks due to changes in the political or economic conditions of such foreign countries, the possibility of expropriation of assets or nationalization, and possible difficulty in obtaining and enforcing judgments against foreign entities.
Emerging Markets
The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may make investments in companies located in emerging market countries. These investments may be subject to additional risks. Specifically, volatile social, political and economic conditions may expose investments in emerging or developing markets to economic structures that are generally less diverse and mature. Emerging market countries may have less stable political systems than those of more developed countries. As a result, it is possible that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
Another risk is that the small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an

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absence of a capital market structure or market-oriented economy in certain emerging market countries. If a Fund’s securities will generally be denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
A further risk is that the existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. Also, some emerging market countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.
Money Market Securities of Foreign Issuers
Each Fund may also, in accordance with its specific investment objective(s) and investment program, policies and restrictions, purchase U.S. dollar-denominated money market securities of foreign issuers. Such money market securities may be registered domestically and traded on domestic exchanges or in the over-the-counter market (e.g., Yankee securities) or may be (1) registered abroad and traded exclusively in foreign markets or (2) registered domestically and issued in foreign markets (e.g., Eurodollar securities).
Foreign money market instruments utilized by the Funds will be limited to: (i) obligations of, or guaranteed by, a foreign government, its agencies or instrumentalities; (ii) certificates of deposit, bankers’ acceptances, short-term notes, negotiable time deposits and other obligations of the ten largest banks in each foreign country, measured in terms of net assets; and (iii) other short-term unsecured corporate obligations (usually 1 to 270 day commercial paper) of foreign companies. For temporary purposes or in light of adverse foreign political or economic conditions, the Funds may invest in short-term high quality foreign money market securities without limitation.
Hybrid Instruments
Each of the Funds, other than the Inflation Protected Fund and the Money Market I Fund, may invest in hybrid instruments, up to 10% of total assets. The Inflation Protected Fund may invest up to 5% of its total assets in hybrid instruments. Hybrid instruments, which include indexed or structured securities (such as notes, bonds and debentures), combine the elements of derivatives, including futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a hybrid instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively “Underlying Assets”) or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “Benchmarks”). Thus, hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.
Hybrid instruments may be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this

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arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.
The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular hybrid instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a Benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.
Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.
Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption (or sale) value of such an investment could be zero. In addition, because the purchase and sale of hybrid instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty or issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation of the Commodities Futures Trading Commission (“CFTC”), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.
The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Fund. Accordingly, a Fund that so invests will limit its investments in hybrid instruments to 10% of total assets (5% for the Inflation Protected Fund).
Hybrid instruments include “market access products,” which are often referred to as equity-linked notes. A market access product is a derivative security with synthetic exposure to an underlying local foreign stock. They include, for example, warrants, zero strike options, and total return swaps. Market access products are subject to the same risks as direct investments in securities of foreign issuers. If the underlying stock decreases in value, the market access product will decrease commensurately. In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker. If the broker suffers a significant credit event and cannot perform under the terms of the agreement, an access product may lose value regardless of the strength of the underlying stock. The Science & Technology Fund may invest in market access products.
Structured investments are organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an

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entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“Structured Securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of this type typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in Structured Securities are generally of a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts.
Illiquid Securities
Subject to their investment restrictions, each Fund may invest a limited percentage of assets in securities or other investments that are illiquid or not readily marketable (including repurchase agreements with maturities exceeding seven days). Securities received as a result of a corporate reorganization or similar transaction affecting readily-marketable securities already held in the portfolio of a Fund will not be considered securities or other investments that are not readily marketable. However, the Fund will attempt, in an orderly fashion, to dispose of any securities received under these circumstances, to the extent that such securities are considered not readily marketable, and together with other illiquid securities, exceed the percentage of the value of a Fund’s net assets as shown in the non-fundamental investment restrictions.
Initial Public Offerings (“IPOs”)
The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Core Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, International Growth I Fund, Large Capital Growth Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may invest in IPOs. As such, a portion of each Fund’s returns may be attributable to the Fund’s investments in IPOs. There is no guarantee that as a Fund’s assets grow it will be able to experience significant improvement in performance by investing in IPOs.
A Fund’s purchase of shares issued as part of, or a short period after, a company’s IPO, exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated in significant amounts over short periods of time.

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Interfund Borrowing and Lending Program
VC I has received exemptive relief from the SEC which permits a Fund to participate in an interfund lending program among investment companies advised by VALIC or an affiliate. The interfund lending program allows the participating Funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of participating funds, including the requirement that no Fund may borrow from the program unless it receives a more favorable interest rate than would be available to any of the participating Funds from a typical bank for comparable transaction. In addition, a Fund may participate in the program only if and to the extent that such participation is consistent with the Fund’s investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight but could have a maximum duration of seven days. Loans may be called on one business day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating Funds. To the extent a Fund is actually engaged in borrowing through the interfund lending program, the Fund will comply with its investment policy on borrowing.

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Lending Portfolio Securities
Each Fund, other than the Money Market I Fund, may make secured loans of its portfolio securities as shown in the fundamental investment restrictions for purposes of realizing additional income. The lending of portfolio securities may increase the average annual return to shareholders. Lending of portfolio securities also involves certain risks to the Fund.
Collateral Requirements. Securities loans are made to broker-dealers and other financial institutions approved by the Custodian and pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the loaned securities marked to market on a daily basis. These loans of portfolio securities will be made only when the Custodian considers the borrowing broker-dealers or financial institutions to be creditworthy and of good standing and the interest earned from such loans to justify the attendant risks. The collateral received consists of cash, U.S. government securities, or such other collateral as permitted by interpretations or rules of the SEC and

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agreed upon by the Fund and the Custodian. The initial collateral received shall have a value of 102% or 105% of the market value of the loaned securities for domestic securities and non-domestic securities, respectively. There is a daily procedure to ensure that the pledged collateral is equal in value to at least 100% of the value of the securities loaned. Under such procedure, the value of the collateral pledged by the borrower as of any particular business day is determined on the next succeeding business day. If such value is less than 100% of the value of the securities loaned, the borrower is required to pledge additional collateral. The risks of borrower default (and the resultant risk of loss to the Fund) are reduced by lending only securities for which a ready market exists. This reduces the risk that the borrower will not be able to return such securities due to its inability to cover its obligation by purchasing such securities on the open market.
Rights with respect to Loaned Securities. While the securities are on loan, the Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.
Any loan of portfolio securities by any Fund is callable at any time by the lending Fund and shall be returned to the Fund within a period of time specified in the respective securities loan agreement and in no event later than the end of the customary settlement period for such loaned securities. When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund may call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned. Although the Funds’ programs allow for the recall of securities for any reason, it may not always be possible for securities on loan to be recalled in time to be voted. Generally, a Fund will not call a security on loan to be voted if it is determined that the aggregate holdings of such security by the Funds are not material based on a standard approved by the Board.
Termination of Loans. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the lending Fund is permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.
On termination of the loan, the borrower is required to return the securities to the lending Fund. Any gain or loss in the market price during the loan inures to the lending Fund. The lending Fund may pay reasonable fees in connection with a loan of its securities. There can be no assurance that the risks described above will not adversely affect the Fund.
Risks of Lending Portfolio Securities. Securities lending involves exposure to other risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees the Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.
The Fund could also lose money if it does not recover the securities and/or the value of the collateral or the value of investments made with cash collateral falls. To the extent that the value of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.
There is also a risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.
Loan Participations and Assignments
Each Fund, except the Broad Cap Value Income Fund, Foreign Value Fund, Global Strategy Fund, and Money Market I Fund, may invest in loan participations and assignments. Loan participations include investments in fixed and

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floating rate loans (“Loans”) arranged through private negotiations between an issuer of sovereign or corporate debt obligations and one or more financial institutions (“Lenders”). Investments in Loans are expected in most instances to be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans (“Assignments”) from third parties. In the case of Participations, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interposition between the Fund and the borrower is determined by the Sub-adviser to be creditworthy. When the Fund purchases Assignments from Lenders it will acquire direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender. Because there is no liquid market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse impact on the value of such securities and the Fund’s ability to dispose of particular Assignments or Participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event such as deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for Assignments and Participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund and calculating its net asset value.
The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Participations and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and there may be no liquid market for such securities as described above. Loan participations and assignments may be considered liquid, as determined by the Fund’s Sub-adviser.
Master Limited Partnerships
Each of the Funds that may invest in equity securities may also invest in master limited partnerships (“MLPs”) or limited partnerships. Certain companies are organized as master limited partnerships in which ownership interests are publicly traded. MLPs often own several properties or businesses (or directly own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners (including a Fund if it invests in a MLP) are not involved in the day-to-day management of the partnership. They are allocated income and capital gains associated with the partnership project in accordance with the terms established in the partnership agreement.
The risks of investing in a MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be less protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
Mortgage-Related Securities
All Funds, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund and the Science & Technology Fund may invest in mortgage-related securities described below, except as otherwise indicated. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities.”
Recent Market Events. Beginning in 2007 and continuing into 2009, the market for mortgage-backed securities began experiencing substantially, often dramatically, lower valuations and greatly reduced liquidity. Markets for other asset-backed securities have also been affected. These instruments are increasingly subject to liquidity constraints, price volatility, credit downgrades and unexpected increases in default rates and, therefore, may be more difficult to value and more difficult to dispose of than previously. As discussed in more detail below, these

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events may have an adverse effect on the Funds to the extent they invest in mortgage-backed or other fixed income securities or instruments affected by the volatility in the fixed income markets.
The fixed income markets are experiencing a period of extreme volatility which has negatively impacted market liquidity. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. However, these concerns have since expanded to include a broad range of mortgage- and asset-backed and other fixed income securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes and sectors. As a result, fixed income instruments are experiencing liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. Securities that are less liquid are more difficult to value and may be hard to dispose of. Domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise, and the yield to decline and putting additional downward pressure on the prices of other securities. Such events may have an adverse effect on the Funds.
In addition, the value of  Federal National Mortgage Association’s (“FNMA”) and the Federal Home Loan Mortgage Corporation’s (“FHLMC”) securities fell sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas the FNMA and FHLMC could buy, and until 2009, to lend the FNMA and FHLMC emergency funds and to purchase the entities’ stock. In September 2008, the U.S. Treasury Department and the Federal Housing Finance Administration (“FHFA”) announced that FNMA and FHLMC would be placed into a conservatorship under FHFA. The effect that this conservatorship will have on the companies’ debt and equities is unclear. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.
Mortgage Pass-Through Securities
Interests in pools of mortgage-related securities differ from other forms of fixed income securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association, known as “GNMA”) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of purchase. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-related security, the volatility of such security can be expected to increase.
The principal governmental guarantors of mortgage-related securities are GNMA, FNMA and the FHLMC. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is

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subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.
Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets VC I’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Certain Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, a Sub-adviser determines that the securities meet VC I’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.
Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, set forth above under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
Collateralized Mortgage Obligations (CMOs)
Each Fund, except the Blue Chip Growth Fund, the Health Sciences Fund, the Mid Cap Strategic Growth Fund, Money Market I Fund and Science & Technology Fund, may invest in CMOs. A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, monthly. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive

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principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.
Commercial Mortgage-Backed Securities
Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities
Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or fixed income securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
CMO Residuals
CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.
Mortgage Dollar Rolls
The Asset Allocation Fund, Broad Cap Value Income Fund, Capital Conservation Fund, Core Equity Fund, Global Equity Fund, Foreign Value Fund, Global Strategy Fund, Government Securities Fund, Inflation Protected Fund, Large Cap Core Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may invest in mortgage dollar rolls. In a “dollar roll” transaction, a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into

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a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and therefore price); and (vi) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.
A Fund’s obligations under a dollar roll agreement may be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.
Stripped Mortgage-Backed Securities (SMBSs)
SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.
While IOs and POs are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund’s net asset value per share. Only government IOs and POs backed by fixed-rate mortgages and determined to be liquid under established guidelines and standards may be considered liquid securities not subject to a Fund’s limitation on investments in illiquid securities.
Options and Futures Contracts
Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may invest in options and futures. Some Funds may have a limitation on the amount of futures and options which may be permitted. See each Fund Fact Sheet in the Prospectus for additional information.
Options on Securities and Securities Indices
Each Fund, other than the Broad Cap Value Income Fund and Money Market I Fund, may write covered call and put options on securities and securities indices. As a matter of operating policy, the Growth & Income Fund will only write covered call options on securities.

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     Writing Covered Calls/Put Options. The Foreign Value Fund, Global Equity Fund, Global Strategy Fund, International Equities Fund, International Government Bond Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund and the Value Fund may also write covered call and put options on foreign currencies that correlate with the Fund’s portfolio of foreign securities. A call option is a contract that gives to the holder the right to buy a specified amount of the underlying security or currency at a fixed or determinable price (called the exercise or “strike” price) upon exercise of the option. A put option is a contract that gives the holder the right to sell a specified amount of the underlying security or currency at a fixed or determinable price upon exercise of the option.
     To “cover” a call option written, a Fund may, for example, identify and have available for sale the specific portfolio security, group of securities, or foreign currency to which the option relates. To cover a put option written, a Fund may, for example, establish a segregated asset account with its custodian containing cash or liquid assets that, when added to amounts deposited with its broker or futures commission merchant (“FCM”) as margin, equals the market value of the instruments underlying the put option written.
     Writing Options on Securities/Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write options on securities and securities indices. The International Equities Fund and the International Government Bond Fund may write options on currencies for the purpose of increasing the Funds’ return on such securities or its entire portfolio of securities or to protect the value of the entire portfolio. Such investment strategies will not be used for speculation. If a Fund writes an option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium received for the option, which will increase its gross income. If the price of the underlying security or currency moves adversely to the Fund’s position, the option may be exercised and the Fund, as the writer of the option, will be required to sell or purchase the underlying security or currency at a disadvantageous price, which may only be partially offset by the amount of premium received.
     Options on stock indices are similar to options on stock, except that all settlements are made in cash rather than by delivery of stock, and gains or losses depend on price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than price movements of individual stocks. When a Fund writes an option on a securities index, and the underlying index moves adversely to the Fund’s position, the option may be exercised. Upon such exercise, the Fund, as the writer of the option, will be required to pay in cash an amount equal to the difference between the exercise settlement value of the underlying index and the exercise price of the option, multiplied by a specified index “multiplier.”
     Call or put options on a stock index may be written at an exercise or “strike” price which is either below or above the current value of the index. If the exercise price at the time of writing the option is below the current value of the index for a call option or above the current value of the index for a put option the option is considered to be “in the money.” In such a case, the Fund will cover such options written by segregating with its custodian or pledging to its commodity broker as collateral cash, U.S. Government or other high-grade, short-term debt obligations equal in value to the amount by which the option written is in the money, times the multiplier, times the number of contracts.
     Stock indices for which options are currently traded include the S&P 500® Index, Value Line Index, National OTC Index, Major Market Index, Computer Technology Index, Oil Index, NYSE Options Index, Technology Index, Gold/Silver Index, Institutional Index and NYSE Beta Index. The Funds may also use options on such other indices as may now or in the future be available.
     Purchasing Options on Securities/Securities Indices. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase put or call options on securities and securities indices in order to (i) hedge against anticipated changes in interest rates or stock prices that may adversely affect the prices of securities that the Fund intends to purchase at a later date, (ii) hedge its investments against an anticipated decline in value, or (iii) attempt to reduce the risk of missing a market or industry segment advance. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options it has written. The Foreign Value Fund, Global Equity Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and Value Fund may also purchase put options on foreign currencies that correlate with the Fund’s portfolio securities in order to minimize or hedge against anticipated declines in the exchange rate of the currencies in

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which the Fund’s securities are denominated and may purchase call options on foreign currencies that correlate with its portfolio securities to take advantage of anticipated increases in exchange rates. In the event that the anticipated changes in interest rates, stock prices, or exchange rates occur, the Fund may be able to offset the resulting adverse effect on the Fund, in whole or in part, through the options purchased.
     The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security, securities index, or currency changes sufficiently, the option may expire without value to the Fund. To close option positions purchased by a Fund, the Fund may sell put or call options identical to options previously purchased, which could result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put or call option purchased.
     Over-the-Counter Options. Options used by the Funds may be traded on the national securities exchanges or in the over-the-counter market. The Blue Chip Growth Fund, Capital Conservation Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may use over-the-counter (“OTC”) options. These Funds may invest in OTC options as a means of generating additional income. Options traded in the OTC market may not be as actively traded as those on an exchange. Accordingly, it may be more difficult to value such options. In addition, it may be more difficult to enter into closing transactions with respect to options traded OTC. In this regard, the Funds may enter into contracts with the primary dealers with whom they write OTC options. The contracts will provide that each Fund has the absolute right to repurchase an option it writes at any time at a repurchase price which represents the fair market value of such option, as determined in good faith through negotiations between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract. Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by each Fund for writing the option, plus the amount, if any, of the option’s intrinsic value (i.e., the amount the option is “in-the-money”). The formula will also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written “out-of-the-money.” Although the specific details of the formula may vary with different primary dealers, each contract will provide a formula to determine the maximum price at which each Fund can repurchase the option at any time.
Writing Covered Call and Put Options and Purchasing Call and Put Options
Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may write exchange-traded covered call and put options on or relating to specific securities in order to earn additional income or, in the case of a call written, to minimize or hedge against anticipated declines in the value of the Fund’s securities. As a matter of operating policy, the Core Equity Fund and the Science & Technology Fund will not write a covered option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of that Fund’s net assets. The Growth & Income Fund as a matter of operating policy will only write covered call options on securities. The Foreign Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered call and put options on foreign currencies that correlate with its portfolio securities in order to earn additional income or in the case of call options written to minimize or hedge against anticipated declines in the exchange rate of the currencies in which the Fund’s securities are denominated. To “cover” an option means, for example, to identify and make available for sale the specific portfolio security or foreign currency to which the option relates. Through the writing of a covered call option a Fund receives premium income but obligates itself to sell to the purchaser of such an option the particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of the market value of the security or the exchange rate for the foreign currency during this period. Through the writing of a covered put option a Fund receives premium income but obligates itself to purchase a particular security or foreign currency underlying the option at a specified price at any time prior to the expiration of the option period, regardless of market value or exchange rate during the option period.

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     Writing Uncovered Options. From time to time, the Blue Chip Growth Fund, Global Real Estate Fund, Health Sciences Fund, Inflation Protected Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, and the Small Cap Fund will write a call option that is not covered but where the Fund will establish and maintain with its Custodian for the term of the option, an account consisting of cash, U.S. government securities, other liquid high-grade debt obligations, or other suitable cover as permitted by the SEC having a value equal to the fluctuating market value of the optioned securities or currencies. While such an option would be “covered” with sufficient collateral to satisfy SEC prohibitions on issuing senior securities, this type of strategy would expose the Fund to the risks of writing uncovered options. If one of these Funds writes an uncovered option as described above, it will bear the risk of having to purchase the security subject to the option at a price higher than the exercise price of the option. As the price of a security could appreciate substantially, the Fund’s loss could be significant.
     Writing Exchange-Traded Covered Options. The Funds, in accordance with their investment objective(s) and investment programs, may also write exchange-traded covered call and put options on stock indices and may purchase call and put options on stock indices that correlate with the Fund’s portfolio securities. These Funds may engage in such transactions for the same purposes as they may engage in such transactions with respect to individual portfolio securities or foreign currencies; that is, to generate additional income or as a hedging technique to minimize anticipated declines in the value of the Fund’s portfolio securities or the exchange rate of the securities in which the Fund invested. In economic effect, a stock index call or put option is similar to an option on a particular security, except that the value of the option depends on the weighted value of the group of securities comprising the index, rather than a particular security, and settlements are made in cash rather than by delivery of a particular security.
     Purchasing Exchange-Traded Covered Options. Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase exchange-traded call and put options with respect to securities and stock indices that correlate with that Fund’s particular portfolio securities. As a matter of operating policy, the Growth & Income Fund will only purchase call options on securities to close out open positions for covered call options written by it.
     A Fund may purchase put options for defensive purposes in order to protect against an anticipated decline in the value of its portfolio securities or currencies. As the holder of a put option with respect to individual securities or currencies, the Fund has the right to sell the securities or currencies underlying the options and to receive a cash payment at the exercise price at any time during the option period. As the holder of a put option on an index, a Fund has the right to receive, upon exercise of the option, a cash payment equal to a multiple of any excess of the strike price specified by the option over the value of the index.
     A Fund may purchase call options on individual securities, currencies or stock indices in order to take advantage of anticipated increases in the price of those securities or currencies by purchasing the right to acquire the securities or currencies underlying the option or, with respect to options on indices, to receive income equal to the value of such index over the strike price. As the holder of a call option with respect to individual securities or currencies, a Fund obtains the right to purchase the underlying securities or currencies at the exercise price at any time during the option period. As the holder of a call option on a stock index, a Fund obtains the right to receive, upon exercise of the option, a cash payment equal to the multiple of any excess of the value of the index on the exercise date over the strike price specified in the option.
     Unlisted Options. Unlisted options may be used by the Blue Chip Growth Fund, Capital Conservation Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Government Securities Fund, the Health Sciences Fund, the Inflation Protected Fund, the International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund. Such options are not traded on an exchange and may not be as actively traded as listed securities, making the valuation of these securities more difficult. In addition, an unlisted option entails a risk not found in connection with listed options that the party on the other side of the option transaction will default. This may make it impossible to close out an unlisted option position in some cases, and profits may be lost thereby. Such unlisted, over-the-counter options, unless otherwise indicated, will be considered illiquid securities. The Funds will engage in such transactions only with firms of sufficient credit to minimize these risks. In instances in which a Fund has entered into agreements with primary dealers with respect to the unlisted, over-the-counter options it has written, and such agreements would enable the Fund to have an absolute right to repurchase, at a pre-established formula price, the over-the-counter

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options written by it, the Fund will treat as illiquid only the amount equal to the formula price described above less the amount by which the option is “in-the-money.”
     Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities or currencies subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar funds which do not engage in such activities. These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities or currencies above the exercise price; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or currencies or to make a cash settlement on the stock index at prices which may not reflect current market values or exchange rates; and purchasing put and call options — possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale (writing) of stock index options will depend upon the extent to which price movements in the portion of a Fund’s portfolio being hedged correlate with price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the stock index on which options are purchased or written. If the forecasts of the Sub-adviser regarding movements in securities prices, currencies or interest rates are incorrect, a Fund’s investment results may have been better without the hedge.
Financial Futures Contracts
Each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, in accordance with its investment objective(s), investment program, policies, and restrictions, may purchase and sell exchange-traded financial futures contracts as a hedge to protect against anticipated changes in prevailing interest rates, overall stock prices or currency rates, or to efficiently and in a less costly manner implement either increases or decreases in exposure to the equity or bond markets. The Funds may also write covered call options and purchase put and call options on financial futures contracts for the same purposes or to earn additional income.
The Blue Chip Growth Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Growth & Income Fund, Growth Fund, Health Sciences Fund, Large Cap Core Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund, Small Cap Special Values Fund and Small-Mid Growth Fund may also write covered put options on stock index futures contracts.
The Blue Chip Growth Fund, Foreign Value Fund, Global Equity Fund, Growth Fund, Health Sciences Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may utilize currency futures contracts and both listed and unlisted financial futures contracts and options thereon. The Large Capital Growth Fund may utilize currency futures contracts and listed financial futures contracts and options thereon.
Financial futures contracts consist of interest rate futures contracts, single stock futures contracts, stock index futures contracts, and currency futures contracts. A financial futures contract is an agreement to buy or sell a security (or deliver a final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery of a specified security) for a set price in the future. Exchange-traded futures contracts are designated by boards of trade which have been designated “contracts markets” by the CFTC. An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. A single stock futures contract is based on a single stock. A stock index futures contract is similar in economic effect, except that rather than being based on specific securities it is based on a specified index of stocks and not the stocks themselves. A currency futures contract is a contract to buy or sell a specific foreign currency at a future time for a fixed price.
An interest rate futures contract binds the seller to deliver to the purchaser on a specified future date a specified quantity of one of several listed financial instruments, against payment of a settlement price specified in the contract. A public market currently exists for futures contracts covering a number of indices as well as financial instruments and foreign currencies, including: U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the Euro. It is expected that other futures contracts will be developed and traded in the future.

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Single stock futures contracts or stock index futures contracts bind purchaser and seller to deliver, at a future date specified in the contract, a cash amount equal to a multiple of the difference between the value of a single stock or a specified stock index on that date and the settlement price specified by the contract. That is, the seller of the futures contract must pay and the purchaser would receive a multiple of any excess of the value of the stock or index over the settlement price, and conversely, the purchaser must pay and the seller would receive a multiple of any excess of the settlement price over the value of the stock or index. Single stock futures started trading in the U.S. in December 2001. A public market currently exists for stock index futures contracts based on the S&P 500® Index, the New York Stock Exchange Composite Index, the Value Line Stock Index, and the Major Market Index. It is expected that financial instruments related to broad-based indices, in addition to those for which futures contracts are currently traded, will in the future be the subject of publicly-traded futures contracts, and the Funds may use any of these, which are appropriate, in its hedging strategies.
Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but instead they are liquidated through offsetting transactions which may result in a gain or a loss. While futures positions taken by a Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to the Fund to do so. A clearing organization associated with the relevant exchange assumes responsibility for closing out transactions and guarantees that, as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.
Unlisted financial futures contracts, which may be purchased or sold only by the Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Inflation Protected Fund, International Equities Fund, International Government Bond Fund, Large Cap Core Fund, Mid Cap Strategic Growth Fund, Small Cap Aggressive Growth Fund, Small Cap Special Values Fund and Small-Mid Growth Fund, like unlisted options, are not traded on an exchange and, generally, are not as actively traded as listed futures contracts or listed securities. Such financial futures contracts generally do not have the following elements: standardized contract terms, margin requirements relating to price movements, clearing organizations that guarantee counter-party performance, open and competitive trading in centralized markets, and public price dissemination. These elements in listed instruments serve to facilitate their trading and accurate valuation. As a result, the accurate valuation of unlisted financial futures contracts may be difficult. In addition, it may be difficult or even impossible, in some cases, to close out an unlisted financial futures contract, which may, in turn, result in significant losses to the Fund. Such unlisted financial futures contracts will be considered by the Fund to be illiquid securities and together with other illiquid securities will be limited to no more than 15% of the value of such Fund’s total assets. In making such determination, the value of unlisted financial futures contracts will be based upon the “face amount” of such contracts. The International Equities Fund and the International Government Bond Fund will engage in such transactions only with securities firms having sufficient credit or other resources to minimize certain of these risks.
When financial futures contracts are entered into by a Fund, either as the purchaser or the seller of such contracts, the Fund is required to deposit with the FCM an initial margin of cash or U.S. Treasury bills equaling as much as 5% to 10% or more of the contract settlement price. The nature of initial margin requirements in futures transactions differs from traditional margin payments made in securities transactions in that initial margins for financial futures contracts do not involve the borrowing of funds by the customer to finance the transaction. Instead, a customer’s initial margin on a financial futures contract represents a good faith deposit securing the customer’s contractual obligations under the financial futures contract. The initial margin deposit is returned, assuming these obligations have been met, when the financial futures contract is terminated. In addition, subsequent payments to and from the FCM, called “variation margin,” are made on a daily basis as the price of the underlying security, stock index, or currency fluctuates, reflecting the change in value in the long (purchase) or short (sale) positions in the financial futures contract, a process known as “marking to market.”
A Fund, as an internal operating policy, may not hold financial futures contracts in an amount greater than 33 1/3% of the Fund’s net assets. A Fund may not adhere to this internal operating policy in circumstances where the Fund is required to invest a large cash infusion.
Financial futures contracts generally are not entered into to acquire the underlying asset and generally are not held to term. Prior to the contract settlement date, the Funds will normally close all futures positions by entering into an offsetting transaction which operates to cancel the position held, and which usually results in a profit or loss.

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Options on Financial Futures Contracts
For bona fide hedging purposes, each Fund, except the Broad Cap Value Income Fund and Money Market I Fund, may also purchase call and put options on financial futures contracts and write call options on financial futures contracts of the type which the particular Fund is authorized to enter into. Except for options on currency futures contracts used by the International Equities Fund and the International Government Bond Fund, options on financial future contracts used by the Funds are traded on exchanges that are licensed and regulated by the CFTC. A call option on a financial futures contract gives the purchaser the right in return for the premium paid, to purchase a financial futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a financial futures contract (assume a “short” position), for a specified exercise price, at any time before the option expires.
Unlike entering into financial futures contracts, purchasing options on financial futures contracts allows a Fund to decline to exercise the option, thereby avoiding any loss beyond foregoing the purchase price (or “premium”) paid for the options. Therefore, the purchase of options on financial futures contracts may be a preferable hedging strategy when a Fund desires maximum flexibility. Whether, in order to achieve a particular objective, a Fund enters into a financial futures contract, on the one hand, or an option contract, on the other, will depend on all the circumstances, including the relative costs, liquidity, availability and capital requirements of such financial futures and options contracts. Also, the Funds will consider the relative risks involved, which may be quite different. These factors, among others, will be considered in light of market conditions and the particular objective to be achieved.
Certain Additional Risks of Options and Financial Futures Contracts
The use of options and financial futures contracts may entail certain risks, including the following. First, although such instruments when used by the Funds are intended to correlate with the Funds’ portfolio securities or currencies, in many cases the options or financial futures contracts used may be based on securities, currencies, or stock indices the components of which are not identical to the portfolio securities owned or intended to be acquired by the Funds. Second, due to supply and demand imbalances and other market factors, the price movements of financial futures contracts, options thereon, currency options, and stock index options may not necessarily correspond exactly to the price movements of the securities, currencies, or stock indices on which such instruments are based. Accordingly, there is a risk that a Fund’s transactions in those instruments will not in fact offset the impact on the Fund of adverse market developments in the manner or to the extent contemplated or that such transactions will result in losses to the Fund which are not offset by gains with respect to corresponding portfolio securities owned or to be purchased by that Fund. To some extent, these risks can be minimized by careful management of hedging activities. For example, where price movements in a financial futures or option contract are expected to be less volatile than price movements in the related portfolio securities owned or intended to be acquired by a Fund, it may, in order to compensate for this difference, use an amount of financial futures or option contracts which is greater than the amount of such portfolio securities. Similarly, where the price movement of a financial futures or option contract is anticipated to be more volatile, a Fund may use an amount of such contracts which is smaller than the amount of portfolio securities to which such contracts relate.
The risk that the hedging technique used will not actually or entirely offset an adverse change in a Fund’s portfolio securities is particularly relevant to financial futures contracts and options written on stock indices and currencies. A Fund, in entering into a futures purchase contract, potentially could lose any or all of the contract’s settlement price. In entering into a futures sale contract, a Fund could potentially lose a sum equal to the excess of the contract’s value (marked to market daily) over the contract’s settlement price. In writing options on stock indices or currencies a Fund could potentially lose a sum equal to the excess of the value of the index or currency (marked to market daily) over the exercise price. In addition, because financial futures contracts require delivery at a future date of either a specified security or currency, or an amount of cash equal to a multiple of the difference between the value of a specified stock index on that date and the settlement price, an algebraic relationship exists between any price movement in the underlying security or currency or index and the potential cost of settlement to a Fund. A small increase or decrease in the value of the underlying security or currency or stock index can, therefore, result in a much greater increase or decrease in the cost to the Fund.
Stock index call options written also pose another risk as hedging tools. Because exercises of stock index options are settled in cash, there is an inherent timing risk that the value of a Fund’s portfolio securities “covering” a stock index

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call option written by it may decline during the time between exercise of the option by the option holder and notice to the Fund of such exercise (usually one day or more) thereby requiring the Fund to use additional assets to settle the transaction. This risk is not present in the case of covered call options on individual securities, which are settled by delivery of the actual securities.
There are also special risks in using currency options including the following: (i) settlement of such options must occur in the country issuing the currency in conformity with foreign regulations for such delivery, including the possible imposition of additional costs and taxes, (ii) no systematic reporting of “last sale” information for foreign currencies, and (iii) the need to use “odd lot” transactions for underlying currencies at prices less favorable than those for “round lot” transactions.
Although the Funds intend to establish positions in these instruments only when there appears to be an active market, there is no assurance that a liquid market for such instruments will exist when a Fund seeks to “close out” (i.e., terminate) a particular financial futures contract or option position. This is particularly relevant for over-the-counter options and financial futures contracts, as previously noted. Trading in such instruments could be interrupted, for example, because of a lack of either buyers or sellers. In addition, the futures and options exchanges may suspend trading after the price of such instruments has risen or fallen more than the maximum amount specified by the exchange. Exercise of options could also be restricted or delayed because of regulatory restrictions or other factors. A Fund may be able, by adjusting investment strategy in the cash or other contract markets, to offset to some extent any adverse effects of being unable to liquidate a hedge position. Nevertheless, in some cases, a Fund may experience losses as a result of such inability. Therefore, it may have to liquidate other more advantageous investments to meet its cash needs.
In addition, FCMs or brokers in certain circumstances will have access to a Fund’s assets posted as margin in connection with these transactions as permitted under the 1940 Act. See “Other Information, Custody of Assets” in this SAI. The Funds will use only FCMs or brokers in whose reliability and financial soundness they have full confidence and have adopted certain other procedures and limitations to reduce the risk of loss with respect to any assets which brokers hold or to which they may have access. Nevertheless, in the event of a broker’s insolvency or bankruptcy, it is possible that a Fund could experience a delay or incur costs in recovering such assets or might recover less than the full amount due. Also the value of such assets could decline by the time a Fund could affect such recovery.
The success of a Fund in using hedging techniques depends, among other things, on the Sub-adviser’s ability to predict the direction and volatility of price movements in both the futures and options markets as well as the securities markets and on the Sub-adviser’s ability to select the proper type, time, and duration of hedges. There can be no assurance that these techniques will produce their intended results. The Sub-advisers will not speculate; however, purchasing futures to efficiently invest cash may be considered more risky than to invest the cash in equities over time. Hedging transactions also, of course, may be more, rather than less, favorable to a Fund than originally anticipated.
Limitations
Each Fund has an operating policy which provides that it will not enter into financial futures contracts or write put or call options with respect to financial futures contracts unless such transactions are either “covered” or subject to appropriate asset segregation requirements. The Funds base their asset segregation policies on methods permitted by the SEC staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Generally, these require that a Fund segregate an amount of assets equal to its obligations relative to the position involved, adjusted daily on a mark-to-market basis. With respect to futures contracts that are not contractually

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required to “cash-settle,” each Fund covers its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to futures contracts that are contractually required to “cash-settle,” however, each Fund sets aside liquid assets in an amount equal to that Fund’s daily marked-to-market (net) obligation (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to its net obligation under cash-settled futures, each Fund may employ leverage to a greater extent than if the Fund segregated assets equal to the full notional value of such contracts. Further, each Fund segregated assets equal to the full notional value of such contracts. Further, each Fund has an operating policy which provides that it will not enter into custodial arrangements with respect to initial or variation margin deposits or marked-to-market amounts unless the custody of such initial and variation margin deposits and marked-to-market amounts are in compliance with current SEC or CFTC staff interpretive positions or no-action letters or rules adopted by the SEC.
Other Investment Companies
Each Fund, other than the Money Market I Fund, Capital Conservation Fund, and Government Securities Fund, may invest in securities of other investment companies (including HOLDRs and exchange-traded funds (“ETFs”) such as, but not limited to, iShares and SPDRs), up to the maximum extent permissible under the 1940 Act. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Funds purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity of an ETF could result in it being more volatile.
Investments in other investment companies are subject to statutory limitations prescribed by the 1940 Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of a Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. ETFs such as iShares and SPDRs are shares of unaffiliated investment companies which are traded like traditional equity securities on a national securities exchange or the NASDAQ® National Market System.
Holding Company Depositary Receipts (“HOLDRs”) are securities that represent ownership in the common stock or ADRs of specified companies in a particular industry, sector, or group. HOLDRs involve risks similar to the risks of investing in common stock. Each HOLDR initially owns 20 stocks, but they are unmanaged, and so can become more concentrated due to mergers, or the disparate performance of their holdings. The composition of a HOLDR does not change after issue, except in special cases like corporate mergers, acquisitions or other specified events. Because HOLDRs are not subject to concentration limits, the relative weight of an individual stock may increase substantially, causing the HOLDRs to be less diverse and creating more risk.
iShares are shares of an investment company that invests substantially all of its assets in securities included in specified indices, including the Morgan Stanley Capital International (“MSCI”) indices or various countries and regions. iShares are managed by Barclay’s Global Investors and are listed on the American Stock Exchange (“AMEX”). The market prices of iShares are expected to fluctuate in accordance with both changes in the net asset values of their underlying indices and supply and demand of iShares on the AMEX. To date, iShares have traded at relatively modest discounts and premiums to their net asset values. However, iShares have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iShares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iShares will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iShares should occur in the future, the liquidity and value of a Fund’s shares could also be substantially and adversely affected. If such disruptions were to occur, a Fund could be required to reconsider the use of iShares as part of its investment strategy.
Standard & Poor’s Depositary Receipts (“SPDRs”) are AMEX-traded securities that represent ownership in the SPDR Trust, a trust established to accumulate and hold a portfolio of common stocks intended to track the price performance and dividend yield of the S&P 500®. SPDRs may be used for several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk, as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are investment companies and are subject to each Fund’s limitations on investment company holdings.

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Real Estate Securities and Real Estate Investment Trusts (“REITs”)
Each Fund, except the Large Cap Core Fund and Money Market I Fund, may invest in real estate securities. Real estate securities are equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks and (iv) preferred stocks issued by real estate companies. A real estate company is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial, or residential real estate or that has at least 50% of its assets invested in real estate.
Each Fund, except the Large Cap Core Fund and Money Market I Fund, may also invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs (hybrid REITs). Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The Global Real Estate Fund will invest the majority of its assets in equity REITS, but may invest up to 10% of its total assets in any combination of mortgage REITs and hybrid REITs.
REITs can be listed and traded on national securities exchanges or can be traded privately between individual owners. The Fund may invest in both publicly and privately traded REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Internal Revenue Code (the “Code”). A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a Fund.
Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks.
Repurchase Agreements
Each Fund may hold commercial paper, certificates of deposits, and government obligations (including government guaranteed obligations) subject to repurchase agreements with certain well established domestic banks and certain broker-dealers, including primary government securities dealers, approved as creditworthy by the Sub-advisers pursuant to guidelines and procedures established by the Board of Directors. Unless the Fund participates in a joint repurchase transaction, the underlying security must be a high-quality domestic money market security (except for the International Equities Fund and International Government Bond Fund which utilize foreign money market securities) and the seller must be a well-established securities dealer or bank that is a member of the Federal Reserve System. For the Money Market I Fund, the underlying security must be a U.S. Government security or a security rated in the highest rating category by the requisite NRSROs and must be determined to present minimal credit risk. To the extent a Fund participates in a joint repurchase transaction, the collateral will consist solely of U.S. government obligations. Repurchase agreements are generally for short periods, usually less than a week. Repurchase agreements typically obligate a seller, at the time it sells securities to a Fund, to repurchase the securities at a specific future time and price. The price for which the Fund resells the securities is calculated to exceed the price the Fund initially paid for the same securities, thereby determining the yield during the Fund’s holding period. This results in a fixed market rate of interest, agreed upon by that Fund and the seller, which is accrued as ordinary income. Most repurchase agreements mature within seven days although some may have a longer duration. The underlying securities constitute collateral for these repurchase agreements, which are considered loans under the 1940 Act.
The Funds may not sell the underlying securities subject to a repurchase agreement (except to the seller upon maturity of the agreement). During the term of the repurchase agreement, the Funds (i) retain the securities subject to the repurchase agreement as collateral securing the seller’s obligation to repurchase the securities, (ii) monitor on a daily basis the market value of the securities subject to the repurchase agreement, and (iii) require the seller to deposit with VC I’s Custodian collateral equal to any amount by which the market value of the securities subject to the

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repurchase agreement falls below the resale amount provided under the repurchase agreement. In the event that a seller defaults on its obligation to repurchase the securities, the Funds must hold the securities until they mature or may sell them on the open market, either of which may result in a loss to a Fund if, and to the extent that, the values of the securities decline. Additionally, the Funds may incur disposition expenses when selling the securities. Bankruptcy proceedings by the seller may also limit or delay realization and liquidation of the collateral by a Fund and may result in a loss to that Fund. The Sub-advisers will evaluate the creditworthiness of all banks and broker-dealers with which VC I proposes to enter into repurchase agreements. The Funds will not invest in repurchase agreements that do not mature within seven days if any such investment, together with any illiquid assets held by a Fund, exceeds 15% of the value of that Fund’s total assets (10% in the case of Money Market I Fund).
Reverse Repurchase Agreements
The Blue Chip Growth Fund, Broad Cap Value Income Fund, Core Equity Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Health Sciences Fund, Inflation Protected Fund, Large Cap Core Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Science & Technology Fund Small Cap Aggressive Fund, Small Cap Fund, Small Cap Special Values Fund and the Small-Mid Growth Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by the Fund, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. The Fund typically will segregate assets determined to be liquid by a Sub-adviser, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Fund’s limitations on borrowings.
Rule 144A Securities
Each Fund may purchase securities which, while privately placed, are eligible for purchase and sale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. VC I, under the supervision of the Board of Directors, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds’ non-fundamental investment restriction concerning illiquidity. Determining whether a Rule 144A security is liquid or not is a question of fact. In making this determination VC I will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition VC I could consider (i) frequency of trades and quotes, (ii) number of dealers and potential purchasers, (iii) dealer undertakings to make a market, and (iv) nature of the security and market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A securities will also be monitored by VC I and, if, as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Funds’ holding of illiquid securities will be reviewed to determine what, if any, action is required to assume that the Funds do not exceed their illiquidity limitations. Investing in Rule 144A securities could have the effect of increasing the amount of the Funds’ investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities. Each Fund may invest in Rule 144A securities (in accordance with each Fund’s investment restrictions as listed in the prospectus) that have been determined to be liquid by Board approved guidelines.
Short Sales
Short sales are effected by selling a security that a Fund does not own. Each Fund, other than the Foreign Value Fund, Money Market I Fund and Small Cap Special Values Fund, may engage in “short sales against the box.” This technique involves selling either a security that a Fund owns or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

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The Asset Allocation Fund, Capital Conservation Fund and Global Real Estate Fund may also engage in “naked” short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. Each Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will segregate cash or other liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. Each Fund will engage in naked short sales when its Sub-Adviser anticipates that the security’s market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described above. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. Each Fund will limit the total market value of naked short sales to 5% of its assets (for the Asset Allocation Fund, the limit applies to the Fund’s fixed income assets) with no more than 1% of its assets in any single issuer.

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Swap Agreements
The Asset Allocation Fund, Capital Conservation Fund, Global Equity Fund, Global Real Estate Fund, Government Securities Fund, Inflation Protected Fund, International Government Bond Fund, International Growth I Fund, Large Cap Core Fund, Large Capital Growth Fund, Small Cap Special Values Fund, Small-Mid Growth Fund and the Value Fund may enter into interest rate, index and currency exchange rate swap agreements. A Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund’s assets.
The Broad Cap Value Income Fund, Foreign Value Fund, Global Equity Fund, Global Real Estate Fund, Global Strategy Fund, Large Cap Core Fund, Small Cap Aggressive Fund, Small Cap Special Values, Small-Mid Growth Fund and Value Fund may invest in equity swaps. An equity swap is a special type of total return swap, where the underlying asset is a stock, a basket of stocks, or a stock index. Compared to actually owning the stock, in this case you do not have to pay anything up front, but you do not have any voting or other rights that stockholders have.
The Asset Allocation Fund, Capital Conservation Fund, Global Real Estate Fund, Government Securities Fund and International Growth I Fund may invest in credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events.
These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a particular foreign currency), or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding minimum or maximum levels.
Most swap agreements entered into by the Funds would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by a Sub-adviser to avoid any potential leveraging of a Fund’s portfolio. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.
Whether a Fund’s use of swap agreements will be successful in furthering its investment objective of total return will depend on a Sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund’s repurchase agreement guidelines). Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

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Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC effective February 22, 1993. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, FCM, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.
This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that (i) have individually tailored terms, (ii) lack exchange-style offset and the use of a clearing organization or margin system, (iii) are undertaken in conjunction with a line of business, and (iv) are not marketed to the public. When a Fund is invested in this manner, it may not be able to achieve its investment objective.
Unseasoned Issuers
The Asset Allocation Fund, Blue Chip Growth Fund, Capital Conservation Fund, Core Value Fund, Foreign Value Fund, Global Equity Fund, Global Strategy Fund, Growth Fund, Health Sciences Fund, International Growth I Fund, Global Real Estate Fund, Science & Technology Fund, Small Cap Aggressive Growth Fund, Small Cap Fund and Small Cap Special Values Fund may invest in unseasoned issuers. Unseasoned issuers are companies that have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might be otherwise be the case. In addition, investments in unseasoned issuers are more speculative and entail greater risk than do investments in companies with an established operating record.
U.S. Government Obligations
Each Fund may invest in a variety of debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities that differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities of the U.S. government, which may be purchased by each Fund, also vary in terms of their maturities at the time of issuance.
U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and generally have negligible credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government. These securities may be supported by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
The Funds may also invest in debt securities that are guaranteed under the Federal Deposit Insurance Corporation’s (“FDIC”) Temporary Liquidity Guarantee Program (“TLGP”). Under the TLGP, the FDIC guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest on senior unsecured debt issued by entities eligible to participate in the TLGP, which generally include FDIC-insured depository institutions, U.S. bank holding companies or financial holding companies and certain U.S. savings and loan holding companies. This guarantee presently extends through the earlier of the maturity date of the debt or June 30, 2012. This guarantee does

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not extend to shares of the Fund itself. FDIC-guaranteed debt is still subject to interest rate and securities selection risk.
Variable Rate Demand Notes
Each Fund may invest in variable rate demand notes (“VRDNs”). VRDNs are either taxable or tax-exempt obligations containing a floating or variable interest rate adjustment formula, together with an unconditional right to demand payment of the unpaid principal balance plus accrued interest upon a short notice period, generally not to exceed seven days. The Money Market I Fund may also invest in participation VRDNs, which provide the Fund with an undivided interest in underlying VRDNs held by major investment banking institutions. Any purchase of VRDNs will meet applicable diversification and concentration requirements, and with respect to the Money Market I Fund, the conditions established by the SEC under which such securities may be considered to have remaining maturities of 397 days or less.
Warrants and Rights
Each Fund, except the Global Strategy Fund, Large Cap Core Fund, Money Market I Fund and the International Government Bond Fund, may invest in or acquire warrants or rights to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company. In addition, the value of warrants does not, necessarily, in all cases change to the same extent as the value of the underlying securities to which they relate. Warrants cease to have value if they are not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments. Rights represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.
When-Issued Securities
Each Fund, except the Money Market I Fund, may purchase securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price of such securities is fixed at the time of commitment, but delivery and payment for the securities may take place a month or more after the date of the commitment to purchase. The securities so purchased are subject to market fluctuation, and no interest accrues to the purchaser during this period. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. VALIC does not believe that a Fund’s net asset value or income will be adversely affected by the purchase of securities on a when-issued basis.

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INVESTMENT ADVISER
VALIC serves as investment adviser to all the Funds, pursuant to an investment advisory agreement (“Advisory Agreement”) dated January 1, 2002, that was last approved by the Board of Directors on August 4, 2009. Under the Advisory Agreement, each Fund pays VALIC an annual fee, payable monthly, based on its average daily net asset value.
VALIC is a stock life insurance company organized on August 20, 1968, under the Texas Insurance Code as a successor to The Variable Annuity Life Insurance Company of America, a District of Columbia insurance company organized in 1955. VALIC’s sole business consists of offering fixed and variable (and combinations thereof) retirement annuity contracts. VALIC is an indirect wholly-owned subsidiary of American International Group, Inc. (“AIG”).
On March 4, 2009, AIG, the ultimate parent of VALIC, SunAmerica Asset Management Corp.(“SAAMCo”), AIG Global Investment Corp. (“AIGGIC”) and American General Distributors, Inc., issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Credit Facility Trust”), 100,000 shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock (the “Stock”) for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the “FRBNY”) in the form of its lending commitment (the “Credit Facility”) under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG’s common stock on all matters submitted to AIG’s shareholders. The Credit Facility Trust has approximately 79.9% of the aggregate voting power of AIG’s common stock and is entitled to approximately 79.9% of all dividends paid on AIG’s common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.
Pursuant to the Advisory Agreement, VC I retains VALIC to manage its day-to-day operations, to prepare the various reports and statements required by law, and to conduct any other recurring or nonrecurring activity which VC I may need to continue operations. As permitted by the Advisory Agreement, VALIC has entered into sub-advisory agreements with various Sub-advisers, which agreements provide that the Sub-adviser will be responsible for the investment and reinvestment of the assets of a Fund, maintaining a trading desk, and placing orders for the purchase and sale of portfolio securities. The Advisory Agreement provides that VC I pay all expenses not specifically assumed by VALIC under the Advisory Agreement. Examples of the expenses paid by VC I include, but are not limited to, transfer agency fees, custodial fees, the fees of outside legal and auditing firms, the costs of reports to shareholders, and expenses of servicing shareholder accounts. VC I shall allocate the foregoing expenses among the Funds and, to the extent that any of the foregoing expenses are allocated between the Funds and any other Funds or entities, such allocations shall be made pursuant to methods approved by the Board of Directors.
Investment advisory fee rates paid by VC I as of October 1, 2009 are as follows

Fund Name	Advisory Fee Rate
Asset Allocation Fund	0.50%

Blue Chip Growth Fund	0.75% on first $250 million; 0.725% on next $250 million; and 0.70% on assets over $500 million.

Broad Cap Value Income Fund	0.70% of the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% over $1 billion.

Capital Conservation Fund	0.50% on first $250 million; 0.45% on next $250 million; 0.40% on $500 million to $1 billion; and 0.35% on assets over $1 billion.

Core Equity Fund	0.80% on first $250 million; 0.75% on next $250 million; 0.70% on $500 million to $1 billion; 0.65% on assets over $1 billion.

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Fund Name	Advisory Fee Rate
Core Value Fund	0.77% on first $250 million; 0.72% on next $250 million; 0.67% on $500 million to $1 billion; and 0.62% on assets over $1 billion.

Foreign Value Fund	0.73% on the first $250 million; 0.68% on the next $250 million; 0.63% on the next $500 million; and 0.58% over $1 billion.

Global Equity Fund	0.81% on the first $250 million; 0.76% on the next $250 million; 0.71% on the next $500 million; and 0.66% over $1 billion.

Global Real Estate Fund	0.75% on first $250 million; 0.70% on next $250 million; and 0.65% on assets over $500 million.

Global Social Awareness Fund	0.50%

Global Strategy Fund	0.50%

Government Securities Fund	0.50% on first $250 million; 0.45% on next $250 million; 0.40% on $500 million to $1 billion; and 0.35% on assets over $1 billion.

Growth Fund	0.73% on the first $500 million; 0.67% on the next $500 million; 0.64% on the next $500 million; and 0.61% over $1.5 billion.

Growth & Income Fund	0.75%

Health Sciences Fund	1.00% on first $500 million; and 0.95% on assets over $500 million.

Inflation Protected Fund	0.50% on first $250 million; 0.45% on next $250 million; and 0.40% on assets over $500 million.

International Equities Fund	0.35% on first $500 million; and 0.25% on assets over $500 million.

International Government Bond Fund	0.50% on first $250 million; 0.45% on next $250 million; 0.40% on $500 million to $1 billion; and 0.35% on assets over $1 billion.

International Growth I Fund	0.95% on first $250 million; 0.90% on next $250 million; 0.85% on $500 million to $1 billion; and 0.80% on assets over $1 billion.

Large Cap Core Fund	0.70% on the first $250 million; 0.65% on the next $250 million; 0.60% on the next $500 million; and 0.55% over $1 billion.

Large Capital Growth Fund	0.64% on the first $750 million; and 0.59% on assets over $750 million.

Mid Cap Index Fund	0.35% on first $500 million; 0.25% on $500 million to $3 billion; 0.20% on $3 billion to $5 billion; and 0.15% on assets over $5 billion.

Mid Cap Strategic Growth Fund	0.70% on first $250 million; 0.65% on next $250 million; and 0.60% on assets over $500 million.

Money Market I Fund	0.40%

Nasdaq-100® Index Fund	0.40%

Science & Technology Fund	0.90% on first $500 million; and 0.85% on assets over $500 million.

Small Cap Aggressive Growth Fund	0.85% on first $250 million; and 0.75% over $250 million.

Small Cap Fund	0.90% on first $250 million; 0.85% on next $250 million; 0.80% on $500 million to $1 billion; and 0.75% on assets over $1 billion.

Small Cap Index Fund	0.35% on first $500 million; 0.25% on $500 million to $3 billion; 0.20% on $3 billion to $5 billion; and 0.15% on assets over $5 billion.

40

Fund Name	Advisory Fee Rate
Small Cap Special Values Fund	0.75% on first $500 million; and 0.70% over $500 million.

Small Mid Growth Fund	0.85% on first $250 million; and 0.75% over $250 million.

Stock Index Fund	0.35% on first $500 million; 0.25% on next $500 million to $3 billion; 0.20% on $3 billion to $5 billion; and 0.15% on assets over $5 billion.

Value Fund	0.78% on first $250 million; 0.73% on next $250 million; 0.68% on $500 million to $1 billion; and 0.63% on assets over $1 billion.
Actual investment advisory fees paid by VC I for the last three fiscal years are shown in the table herein.

	Investment Advisory Fees Paid for
	Fiscal Year Ended May 31,
Fund Name	2009	2008	2007
Asset Allocation Fund	$605,241	$830,442	$839,914
Blue Chip Growth Fund	2,461,131	1,381,185	683,233
Broad Cap Value Income Fund	129,015	202,289	199,137
Capital Conservation Fund	573,136	836,735	1,028,182
Core Equity Fund	1,894,219	3,041,355	3,518,560
Core Value Fund	924,279	1,602,568	1,814,300
Foreign Value Fund	4,423,628	6,895,059	5,470,905
Global Equity Fund	1,976,491	3,407,394	3,338,450
Global Real Estate Fund*	923,358	18,951	—
Global Social Awareness Fund	1,762,064	2,326,249	2,074,007
Global Strategy Fund	1,931,111	2,481,263	2,175,095
Government Securities Fund	938,535	619,464	550,140
Growth Fund	5,153,822	7,828,127	8,774,644
Growth & Income Fund	656,116	1,031,806	1,082,579
Health Sciences Fund	1,574,048	1,955,784	1,853,738
Inflation Protected Fund	784,030	232,360	80,819
International Equities Fund	2,381,643	3,254,326	2,859,410
International Government Bond Fund	791,294	734,115	679,693
International Growth I Fund	4,383,210	6,114,595	5,231,313
Large Cap Core Fund	603,241	502,625	824,442
Large Capital Growth Fund	2,297,336	3,485,119	3,726,134
Mid Cap Index Fund	5,057,608	7,564,730	6,977,228
Mid Cap Strategic Growth Fund	1,573,651	2,392,282	2,195,367
Money Market I Fund	2,409,290	2,199,195	1,915,975
Nasdaq-100® Index Fund	279,305	363,980	331,360
Science & Technology Fund	5,269,600	8,126,383	8,479,688
Small Cap Aggressive Growth Fund	379,448	521,812	433,993
Small Cap Fund	2,446,775	3,879,503	4,873,612
Small Cap Index Fund	2,288,561	3,268,131	3,222,205
Small Cap Special Values Fund	1,295,791	2,245,178	2,776,506
Small-Mid Growth Fund	703,254	1,120,529	1,439,746
Stock Index Fund	7,636,846	11,640,334	11,960,893
Value Fund	1,464,450	1,069,857	836,431

*	Commenced operations on March 10, 2008.

For the last three fiscal years ended May 31, VALIC reimbursed the following amounts to the Funds pursuant to contractual expense caps:

41

	Amounts Reimbursed by VALIC For the
	Fiscal Year Ended May 31,
Fund Name	2009	2008	2007
Blue Chip Growth Fund	$137,618	$74,259	$25,166
Broad Cap Value Income Fund	76,082	52,522	57,258
Core Equity Fund	310,580	250,195	242,707
Core Value Fund	173,249	191,322	213,987
Global Real Estate Fund*	69,468	103,296	—
Growth Fund	—	124	—
Growth & Income Fund	83,863	51,742	64,783
Inflation Protected Fund	21,377	38,416	64,056
International Growth I Fund	641,901	679,725	574,560
Large Cap Core Fund	38,397	105,021	66,191
Mid Cap Strategic Growth Fund	47,192	—	—
Money Market I Fund	299,942	—	—
Nasdaq-100 Index Fund	78,332	34,905	—
Small Cap Aggressive Growth Fund	57,730	85,411	77,415
Small Cap Fund	328,433	425,685	368,566
Small Cap Special Values Fund	111,792	70,471	—
Small-Mid Growth Fund	127,185	45,982	20,610
Value Fund	174,079	75,695	3,840

*	Commenced operations on March 10, 2008.

VALIC has contractually agreed to cap certain Fund expenses by waiving a portion of its advisory fee or reimbursing certain expenses, as shown below. Fund expenses shall be limited for the Funds shown below (expressed as a percentage of average annual net assets) through September 30, 2010.

		Expense Before
	Maximum Fund	Limitation
Fund	Expense	(as of May 31, 2009)
Blue Chip Growth Fund	0.85%	0.89%
Broad Cap Value Income Fund	0.85%	1.26%
Core Equity Fund	0.80%	0.95%
Core Value Fund	0.83%	0.97%
Global Real Estate Fund	0.95%	1.01%
Growth Fund†	0.81%	0.94%
Growth & Income Fund	0.85%	0.95%
Inflation Protected Fund	0.65%	0.66%
International Growth I Fund	1.01%	1.14%
Large Cap Core Fund	0.85%	0.89%
Large Capital Growth Fund	0.80%	0.79%
Mid Cap Strategic Growth Fund	0.85%	0.87%
Money Market I Fund	0.55%	0.59%
Nasdaq-100® Index Fund†	0.53%	0.66%
Small Cap Aggressive Growth Fund	0.99%	1.12%
Small Cap Fund†	0.93%	1.07%
Small Cap Special Values Fund	0.90%	0.96%
Small-Mid Growth Fund	1.00%	1.15%
Value Fund	0.85%	0.94%

†	Prior to October 1, 2009, the expense limitations for the Growth Fund, Nasdaq-100® Fund and Small Cap Fund were 0.95%, 0.55% and 0.95%, respectively.

42

The Advisory Agreement requires that VALIC’s advisory fee be reduced by any commissions, tender and exchange offer solicitation fees and other fees, or similar payments (less any direct expenses incurred) received by VALIC or its affiliates in connection with the purchase and sale of portfolio investments of the Funds. In this regard, the Advisory Agreement requires VALIC to use its best efforts to recapture tender and exchange solicitation offer fees for each Fund’s benefits, and to advise VC I’s Board of Directors of any other fees, or similar payments that it (or any of its affiliates) may receive in connection with each Fund’s portfolio transactions or of other arrangements that may benefit any of the Funds or VC I.
Code of Ethics
VC I and VALIC have adopted a Code of Ethics under Rule 17j-1 under the Investment Company Act of 1940, as amended, and Rule 204A-1 under the Advisers Act (the “VALIC Code”), which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by “Access Persons” thereof. An Access Person as defined in the VALIC Code is (1) any Advisory Person, as defined below, of VC I or VALIC; (2) trustees, directors, officers or partners of VALIC are presumed to be Access Persons; (3) trustees, directors, officers and general partners VC I are presumed to be Access Persons; (4) any trustee, director, officer or general partner of the underwriter, American General Distributors, Inc., who in the ordinary course of business makes, participates in, or obtains information regarding the purchase or sale of securities for the Investment Client or whose functions or duties as part of the ordinary course of business relate to the making of any recommendation to VC I regarding the purchase or sale of securities; (5) any Supervised Person, as defined below, who has access to nonpublic information regarding any VC I purchase or sale of securities, or nonpublic information regarding the portfolio holdings of VC I; (6) any Supervised Person who is involved in making securities recommendations to VC I, or has access to such recommendations that are nonpublic; and (7) any other persons designated by the Chief Compliance Officer or Review Officer as having access to current trading information for VC I. “Advisory Person” as defined in the VALIC Code is: (1) any trustee, director, officer or employee of VC I or VALIC (or of any company in a control relationship to VC I or VALIC) who, in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by VC I, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (2) any natural person in a control relationship, or deemed by the Review Officer to be in a control relationship, to VC I or VALIC who obtains information concerning the recommendations made to VC I with regard to the purchase or sale of a security. Examples of Advisory Persons are VC I Portfolio Managers, Traders, and Analysts. A “Supervised Person” as defined in the VALIC Code is VALIC’s partners, officers, directors and employees, and any other person who provides advice on behalf of VALIC and is subject to VALIC’s supervision and control. The guidelines on personal securities trading relate to: (i) securities being considered for purchase or sale, or purchased or sold, by any investment company advised by VALIC, (ii) initial public offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits and (vi) services as a director.
Subject to certain restrictions, Access Persons may invest in securities, including securities that may be purchased or held by VC I. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute’s Advisory Panel. Such guidelines are designed to address conflicts of interest that may arise in connection with certain personal investing, but there can be no assurance that the VALIC Code or the guidelines contained therein will eliminate such conflicts.
Each of the Sub-advisers (including any sub-sub-adviser) has adopted a code of ethics. Provisions of a Sub-adviser’s code of ethics are applicable to persons who, in connection with their regular functions or duties as employees of the Sub-adviser, make, participate in, or obtain information regarding the purchase or sale of a security, or whose functions relate to the making of any recommendation with respect to such purchase or sale by the Fund managed by such Sub-adviser. Such provisions may be more restrictive than the provisions set forth in the VALIC Code. Material violations of a Sub-adviser’s code of ethics will be reported to VC I’s Board of Directors.

43

The VALIC Code can be reviewed and copied at the SEC’s public reference room in Washington, DC (call 1-202-942-8090 for more information on the operation of the public reference room); on the EDGAR Database on the SEC’s Internet site (http://www.sec.gov); or, upon payment of copying fees, by writing the SEC’s public reference section, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.
INVESTMENT SUB-ADVISERS
Subject to the control, supervision and direction of VALIC, sub-advisory services are provided as follows:

Fund Name	Sub-adviser Name
Asset Allocation Fund	AIGGIC
Blue Chip Growth Fund	T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Broad Cap Value Income Fund	Barrow, Hanley, Mewhinney & Strauss, Inc. (“BHMS”)
Capital Conservation Fund	AIGGIC
Core Equity Fund	BlackRock Investment Management, LLC (“BIM”)
Core Value Fund	American Century Investment Management, Inc. (“American Century”)
Foreign Value Fund	Templeton Global Advisers Ltd. (“Templeton Global”)
Global Equity Fund	BlackRock Financial Management, Inc. (“BFM”)
Global Real Estate Fund	Invesco Aim Capital Management, Inc. (“Invesco Aim”) (including Invesco Institutional (N.A.), Inc. (“Invesco”), as sub-sub-adviser) and Goldman Sachs Asset Management, L.P. (“GSAM”)
Global Social Awareness Fund	AIGGIC
Global Strategy Fund	Franklin Advisers, Inc. (“Franklin Advisers”) and Templeton Investment Counsel, LLC (“Templeton Investment”)

44

Fund Name	Sub-adviser Name
Government Securities Fund	SAAMCo (formerly AIGGIC)
Growth Fund	American Century and American Century Global Investment Management, Inc. (“American Century Global”)
Growth & Income Fund	SAAMCo
Health Sciences Fund	T. Rowe Price
Inflation Protected Fund	AIGGIC
International Equities Fund	AIGGIC
International Government Bond Fund	AIGGIC
International Growth I Fund	American Century Global, Invesco Aim and Massachusetts Financial Services Company (“MFS”)
Large Cap Core Fund	Evergreen Investment Management Company, LLC (“Evergreen”)
Large Capital Growth Fund	Invesco Aim and SAAMCo
Mid Cap Index Fund	AIGGIC
Mid Cap Strategic Growth Fund	Morgan Stanley Investment Management Inc. d/b/a Van Kampen (“Van Kampen”) and Brazos Capital Management, LP (“Brazos”)
Money Market I Fund	SAAMCo
Nasdaq-100® Index Fund	AIGGIC
Science & Technology Fund	RCM Capital Management LLC (“RCM Capital”), T. Rowe Price and Wellington Management Company, LLP (“Wellington Management”)
Small Cap Aggressive Growth Fund	Wells Capital Management Incorporated (“WellsCap”)
Small Cap Fund	Bridgeway Capital Management, Inc. (“Bridgeway Capital”), Invesco Aim and T. Rowe Price
Small Cap Index Fund	AIGGIC
Small Cap Special Values Fund	Evergreen and Dreman Value Management, LLC (“Dreman”)
Small-Mid Growth Fund	Evergreen
Stock Index Fund	AIGGIC
Value Fund	OppenheimerFunds, Inc. (“Oppenheimer”)
Pursuant to the Sub-advisory Agreements VALIC has with each of the Sub-advisers and subject to VALIC’s oversight, the Sub-advisers will manage the investment and reinvestment of the assets of each Fund, including the evaluation of pertinent economic, statistical, financial and other data, and the determination of industries and companies to be represented in each Fund. Further, the Sub-advisers will maintain a trading desk and place orders for the purchase and sale of portfolio investments for each Fund, establish accounts with brokers and dealers selected by the Sub-advisers, or arrange for any other entity to provide a trading desk and to place orders with brokers and dealers selected by the Sub-advisers and VALIC.
VALIC pays each Sub-adviser a monthly fee with respect to each Fund for which such Sub-adviser performs services, computed on average daily net assets. VALIC relies on an exemptive order that, among other things permits VC I to disclose to shareholders the Sub-advisers’ fees only in the aggregate for each Fund other than for those Funds managed by AIGGIC and SAAMCo, both affiliated Sub-advisers. The aggregate annual rates, as a percentage of daily net assets, of the fees payable by VALIC to the Sub-adviser for each Fund may vary according to the level of assets of each Fund. For the fiscal year ended May 31, 2009, VALIC paid fees to the Sub-advisers equal to the following aggregate annual rates, expressed as a percentage of the assets of each Fund:

Aggregate Subadvisory
Fund Name	Fee Rate
Asset Allocation Fund	0.25%
Blue Chip Growth Fund	0.39%
Broad Cap Value Income Fund	0.67%
Capital Conservation Fund	0.25%
Core Equity Fund	0.35%
Core Value Fund	0.45%
Foreign Value Fund	0.41%
Global Equity Fund	0.47%
Global Real Estate Fund	0.50%
Global Social Awareness Fund	0.25%
Global Strategy Fund	0.40%
Government Securities Fund	0.25%

45

Aggregate Subadvisory
Fund Name	Fee Rate
Growth Fund	0.50%
Growth & Income Fund	0.25%
Health Sciences Fund	0.60%
Inflation Protected Fund	0.25%
International Equities Fund	0.10%
International Government Bond Fund	0.25%
International Growth I Fund	0.58%
Large Cap Core Fund	0.40%
Large Capital Growth Fund	0.42%
Mid Cap Index Fund	0.02%
Mid Cap Strategic Growth Fund	0.45%
Money Market I Fund	0.12%
Nasdaq-100® Index Fund	0.15%
Science & Technology Fund	0.59%
Small Cap Aggressive Growth Fund	0.55%
Small Cap Fund	0.58%
Small Cap Index Fund	0.02%
Small Cap Special Values Fund	0.61%
Small-Mid Growth Fund	0.59%
Stock Index Fund	0.02%
Value Fund	0.45%
For the last three fiscal years ended May 31, VALIC paid the Sub-advisers fees for the services rendered and expenses paid by the Sub-advisers as shown below.

Fund	Sub-adviser	2009	2008	2007
Asset Allocation Fund	AIGGIC	$301,619	$415,221	$419,957
Blue Chip Growth Fund	T. Rowe Price	1,301,962	724,766	335,619
Broad Cap Value Income Fund	BHMS	123,288	173,644	172,068
Capital Conservation Fund	AIGGIC	285,729	418,368	510,304
Core Equity Fund[5]	BIM	825,140	1,326,254	364,102
	Wellington Management[6]	—	—	426,176
	Edge Asset Management (“EAM”)	—	—	493,442
Core Value Fund	American Century	536,283	907,503	1,017,493
Foreign Value Fund	Templeton Global	2,625,922	4,021,809	3,216,473
Global Equity Fund	Putnam	1,162,696	1,886,628	1,854,878
Global Real Estate Fund[3]	GSAM	347,309	6,713	—
	Invesco Aim	269,499	5,878	—
Global Social Awareness Fund	AIGGIC	877,562	1,163,125	1,037,003
Global Strategy Fund	Franklin Advisers	682,047	689,096	588,591
	Templeton Investment	857,752	1,295,914	1,151,486
Government Securities Fund	AIGGIC	466,680	309,732	275,070
Growth Fund	American Century	3,265,224	4,977,978	5,553,878
Growth & Income Fund	SAAMCo	217,909	343,935	360,859
Health Sciences Fund	T. Rowe Price	941,119	1,172,440	1,098,097
Inflation Protected Fund	AIGGIC	390,831	116,180	40,410
International Equities Fund	AIGGIC	750,047	1,101,730	943,764
International Government Bond Fund	AIGGIC	394,396	367,058	339,847
International Growth I Fund	American Century Global	1,494,246	2,127,120	1,807,888
	Invesco Aim	638,348	900,131	758,149
	MFS	623,626	853,117	753,460
Large Cap Core Fund	Evergreen	343,788	287,214	442,988
Large Capital Growth Fund	Invesco Aim	759,236	1,146,219	1,218,172

46

Fund	Sub-adviser	2009	2008	2007
	SAAMCo	760,697	1,145,223	1,215,110
Mid Cap Index Fund	AIGGIC	378,235	580,798	533,193
Mid Cap Strategic Growth Fund	Brazos	512,371	782,731	700,726
	Van Kampen	502,871	786,926	732,605
Money Market I Fund	SAAMCo	720,833	659,744	574,793
Nasdaq-100® Index Fund	AIGGIC	104,365	136,492	124,260
Science & Technology Fund[2]	RCM Capital	1,357,351	2,040,340	1,374,586
	T. Rowe Price	1,172,452	1,811,660	3,726,049
	Wellington Management	971,976	1,576,042	278,815
Small Cap Aggressive Growth Fund[4]	Credit Suisse Asset Mgmt LLC	—	—	125,088
	WellsCap[5]	244,642	337,643	155,731
Small Cap Fund[1]	Invesco Aim	1,014,827	306,639	—
	American Century	—	964,233	1,254,475
	Bridgeway	197,576	404,324	256,181
	Franklin Portfolio	—	312,945	738,683
	T. Rowe Price	349,363	587,953	961,897
Small Cap Index Fund	AIGGIC	157,634	236,450	232,776
Small Cap Special Values Fund	Evergreen	566,974	881,408	1,034,501
	Putnam	481,894	883,453	1,124,804
Small-Mid Growth Fund	Evergreen	491,724	759,134	946,909
Stock Index Fund	AIGGIC	490,018	684,274	700,222
Value Fund	Oppenheimer	841,145	616,812	482,557

1	Effective October 1, 2006, Bridgeway was added as a co-subadviser to the Small Cap Fund. Effective March 10, 2008, Invesco Aim was added as a co-sub-adviser of the Small Cap Fund replacing American Century and Franklin Portfolio.

2	Effective January 29, 2007, Wellington Management was added as a co-subadviser to the Science & Technology Fund.

3	The Fund commenced operations on March 10, 2008.

4	Effective November 5, 2006, WellsCap replaced Credit Suisse Asset Management, LLC as sub-adviser of the Small Cap Aggressive Growth Fund.

5	Effective March 5, 2007, BIM replaced Wellington and EAM as sub-adviser of the Core Equity Fund.

For the last three fiscal years ended May 31, VALIC retained the following amounts after the payment of subadvisory fees:

	Fees Retained by VALIC for
	Fiscal Year Ended May 31,
Fund Name	2009	2008	2007
Asset Allocation Fund	$303,622	$415,221	$419,957
Blue Chip Growth Fund	1,159,169	656,419	347,614
Broad Cap Value Income Fund	5,727	28,645	27,068
Capital Conservation Fund	287,407	418,367	517,878
Core Equity Fund	1,069,079	1,715,101	2,234,841
Core Value Fund	387,996	695,065	796,806
Foreign Value Fund	1,797,706	2,873,250	2,254,432
Global Equity Fund	813,795	1,520,766	1,483,572
Global Real Estate Fund *	306,550	6,360	—
Global Social Awareness Fund	884,502	1,163,124	1,037,003
Global Strategy Fund	391,312	496,253	435,019
Government Securities Fund	471,855	309,732	275,070
Growth Fund#	1,888,598	2,850,149	3,220,766
Growth & Income Fund	438,207	687,871	721,719
Health Sciences Fund	632,929	783,344	755,641

47

	Fees Retained by VALIC for
	Fiscal Year Ended May 31,
Fund Name	2009	2008	2007
Inflation Protected Fund	393,199	116,180	40,410
International Equities Fund	1,631,596	2,152,596	1,915,646
International Government Bond Fund	396,898	367,057	339,847
International Growth I Fund	1,626,990	2,234,227	1,911,815
Large Cap Core Fund	259,453	215,411	381,454
Large Capital Growth Fund	777,403	1,193,677	1,292,852
Mid Cap Index Fund	4,679,373	6,983,932	6,444,034
Mid Cap Strategic Growth Fund	558,409	822,625	762,036
Money Market I Fund	1,688,457	1,539,451	1,341,183
Nasdaq-100® Index Fund	174,940	227,488	207,100
Science & Technology Fund	1,767,821	2,698,341	3,100,238
Small Cap Aggressive Growth Fund	134,806	184,169	153,174
Small Cap Fund	885,009	1,303,408	1,662,377
Small Cap Index Fund	2,130,927	3,031,681	2,989,428
Small Cap Special Values Fund	246,923	480,317	617,201
Small-Mid Growth Fund	211,530	361,395	492,836
Stock Index Fund	7,146,828	10,956,060	11,260,671
Value Fund	623,305	453,045	353,875

*	Commenced operations on March 10, 2008.

American Century and American Century Global, respectively, are direct and indirect subsidiaries of American Century Companies, Inc. AIGGIC is an indirect wholly-owned subsidiary of AIG. SAAMCo is an indirect wholly-owned subsidiary of AIG. BHMS is a wholly owned subsidiary of Old Mutual Asset Management, which is a wholly owned subsidiary of Old Mutual plc. BIM and BFM (collectively “BlackRock”) are subsidiaries of BlackRock, Inc., a global investment manager. Bank of America (through its ownership of Merrill Lynch) and The PNC Financial Services Group, Inc. own approximately 47.4% and 31.5%, respectively, of the outstanding capital stock of BlackRock. The remaining approximately 21.1% is held by employees and the public. Brazos is an indirect majority-owned subsidiary of AIG. Bridgeway Capital is a privately-owned Texas corporation that is majority owned by John Montgomery and his family. Dreman is a privately owned Delaware limited liability company that is majority owned by David Dreman and his family. Evergreen is an indirect wholly-owned entity of Wells Fargo & Company. Franklin Advisers is a wholly owned subsidiary of Franklin Resources, Inc. (known as “Franklin Templeton Investments”). GSAM is a direct and indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. Invesco Aim and Invesco are indirect wholly-owned subsidiaries of Invesco Ltd. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). Oppenheimer is a wholly-owned subsidiary of Oppenheimer Acquisition Corp., which is controlled by MassMutual Holdings LLC. RCM Capital is an indirect wholly-owned subsidiary of Allianz Global Investors AG. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. Templeton Global and Templeton Investment are wholly owned subsidiaries of Franklin Templeton Investments. Van Kampen is a direct subsidiary of Morgan Stanley. Wellington Management is a Massachusetts limited liability partnership. WellsCap is a wholly-owned subsidiary of Wells Fargo Bank, N.A, which in turn is wholly owned by Wells Fargo & Company, a publicly listed company.

48

SERVICE AGREEMENTS
Service Agreements with Affiliates
VC I has entered into an Administrative Services Agreement with SAAMCo to provide certain accounting and administrative services to the Funds. Pursuant to the Administrative Services Agreement, SAAMCo provides administrative services to the Board of Directors, regulatory reporting, fund accounting and related portfolio accounting services, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Funds and other services. Pursuant to the Administrative Services Agreement, VC I pays SAAMCo an annual fee of 0.07% based on average daily net assets. These fees are paid directly by the Funds.
For the last three fiscal years ended May 31, the Funds paid SAAMCo the following administrative services fees under the Administrative Services Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

Fund Name	2009	2008	2007
Asset Allocation Fund	$84,734	$116,264	$117,588
Blue Chip Growth Fund	230,976	127,076	59,783
Broad Cap Value Income Fund	12,902	20,229	19,914
Capital Conservation Fund	80,239	117,143	143,946
Core Equity Fund	166,701	272,193	316,732
Core Value Fund	84,025	145,688	164,936
Foreign Value Fund	450,013	727,362	566,295
Global Equity Fund	172,196	302,326	295,976
Global Real Estate Fund*	86,180	1,769	—
Global Social Awareness Fund	246,689	325,675	290,361
Global Strategy Fund	270,356	347,377	304,513
Government Securities Fund	131,395	86,725	77,020
Growth Fund	458,332	684,841	747,294
Growth & Income Fund	61,238	96,302	101,041
Health Sciences Fund	110,183	136,905	129,762
Inflation Protected Fund	109,764	32,530	11,315
International Equities Fund	526,867	771,211	660,635
International Government Bond Fund	110,781	102,776	95,157
International Growth I Fund	332,971	472,673	400,073
Large Cap Core Fund	60,324	50,263	82,444
Large Capital Growth Fund	251,271	381,185	407,546
Mid Cap Index Fund	1,276,130	1,980,295	1,813,676
Mid Cap Strategic Growth Fund	158,519	244,169	222,963
Money Market I Fund	421,626	384,851	335,296
Nasdaq-100® Index Fund	48,878	63,697	57,988
Science & Technology Fund	414,116	648,643	677,739
Small Cap Aggressive Growth Fund	31,249	42,973	35,741
Small Cap Fund	191,926	309,441	393,629
Small Cap Index Fund	501,218	775,077	762,217
Small Cap Special Values Fund	120,940	209,550	259,141
Small-Mid Growth Fund	57,915	92,279	118,567
Stock Index Fund	2,041,454	3,389,921	3,501,554
Value Fund	131,568	96,119	75,064

*	Commenced operations March 10, 2008.

VC I has entered into a Transfer Agency and Service Agency Agreement with VALIC to provide transfer agent services to the Funds. Transfer agent services also include shareholder servicing and dividend disbursements and are provided to VC I at cost.
For the last three fiscal years ended May 31, the Funds paid VALIC the following transfer agent fees under the Transfer Agency and Service Agreement. No fees are shown for the fiscal periods in which the Funds did not exist.

Fund Name	2009	2008	2007
Asset Allocation Fund	$983	$1,567	$1,302
Blue Chip Growth Fund	1,399	2,567	1,302
Broad Cap Value Income Fund	680	1,184	1,029

49

Fund Name	2009	2008	2007
Capital Conservation Fund	1,158	1,567	1,302
Core Equity Fund	1,404	1,772	1,632
Core Value Fund	983	1,567	1,302
Foreign Value Fund	680	1,184	1,029
Global Equity Fund	898	1,587	1,450
Global Real Estate Fund*	890	1,846	—
Global Social Awareness Fund	1,386	1,567	1,302
Global Strategy Fund	680	1,184	1,029
Government Securities Fund	2,616	1,772	1,632
Growth Fund	1,201	1,587	1,450
Growth & Income Fund	983	1,567	1,302
Health Sciences Fund	983	1,567	1,302
Inflation Protected Fund	553	1,368	960
International Equities Fund	11,246	9,643	10,900
International Government Bond Fund	516	722	678
International Growth I Fund	1,050	2,365	972
Large Cap Core Fund	680	1,184	1,029
Large Capital Growth Fund	1,087	1,449	1,383
Mid Cap Index Fund	12,265	11,272	10,909
Mid Cap Strategic Growth Fund	1,015	1,225	1,683
Money Market I Fund	14,549	11,344	13,180
Nasdaq-100® Index Fund	8,463	7,828	7,781
Science & Technology Fund	9,012	7,360	8,416
Small Cap Aggressive Growth Fund	680	1,184	1,029
Small Cap Fund	937	1,614	1,387
Small Cap Index Fund	9,703	8,108	8,856
Small Cap Special Values Fund	680	1,184	1,029
Small-Mid Growth Fund	680	1,184	1,029
Stock Index Fund	14,925	12,963	14,058
Value Fund	1,196	2,865	972

*	Commenced operations on March 10, 2008.

PORTFOLIO MANAGERS
Other Accounts
The portfolio managers primarily responsible for the day-to-day management of the Funds, as provided in the Prospectus (“Portfolio Managers”), are often engaged in the management of various other accounts. The total number of other accounts managed by each Portfolio Manager (whether managed as part of a team or individually) and the total assets in those accounts, as of May 31, 2009, is provided in the table below. If applicable, the total number of accounts and total assets in accounts that have an advisory fee which is all or partly based on the account’s performance is provided in parentheses.

50

			Other Accounts
			(As of May 31, 2009)
			Registered Investment			Pooled Investment
			Companies			Vehicles				Other Accounts
	Advisers/		No. of		Assets	No. of		Assets		No. of		Assets
Fund	Sub-adviser	Portfolio Manager	Accounts		($ millions)	Accounts		($millions)		Accounts		($millions)
Asset Allocation Fund	AIGGIC	Kurtz, James	17		6,385	2		228		2		276
		Cai, Lan	15		6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16		7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19		7,257	7	(1)	723	(170)	16	(3)	1,804	(570)
		Aragon, Jose R.	3		256	0		0		0		0
		Vanden Assem, Robert	12		899	4		321		18		1,938

Blue Chip Growth Fund	T. Rowe Price	Puglia, Larry	14		13,837	2		535		12		1,064

Broad Cap Value Income Fund	BHMS	Culler, Timothy	1		260	0		0		37	(3)	3,224	(366)
		Giambrone, Mark	8	(1)	2,001	2		214		38		1,494
		Barrow, James	13	(3)	24,019	2		214		28		1,937
		Chambers, Robert	8		1,049	4		803		99		4,058
		Nixon, Jr. Ray	1		293	4		107		22		1,655

Capital Conservation	AIGGIC	Dunlevy, John	10		791	0		0		0		0
		Vanden Assem, Robert	12		899	4		321		18		1,938
		Burns, Dana	12		899	4		321		18		1,938

Core Equity Fund	BIM	Doll, Robert C.	27		13,340	14	(2)	3,320	(146)	24		207
		Hanson, Daniel	27		13,340	14	(2)	3,320	(146)	24		207
		Rendino, Kevin	11		6,720	3		1,470		0		0

Core Value Fund	American	Borgwardt, Kurt	5		2,453	0		0		3		4
	Century	Pang, Lynette	5		585	0		0		1		1
		Schniedwind, John	6		2,505	0		0		0		0
		Zhang, Zili	6		2,459	0		0		1		1
		Healy, Brendan	8		2,290	1		170		3		120
		Ritter, Charles	8		2,290	1		170		3		120
			5		2,453	0		0		3		4

Foreign Value Fund	Templeton	Scott, Tucker	13		32,011	7		8,690		13		3,506
	Global	Sweeting, Cindy	18		40,404	8		8,567		15		3,055
		Myers, Lisa	8		28,754	8		8,548		7		1,110

Global Equity Fund	BFM	Callan, Thomas P.	14		6,950	13	(1)	1,040	(353)	5	(1)	1,000	(120)
		Carey, Michael D.	9		4,100	1		115		4		884

Global Real Estate Fund	Invesco Aim/	Blackburn, Mark	9		1,902	12		952		45		2,398
	Invesco	Curbo, Paul	9		1,902	12		952		45		2,398
		Rodriguez, Jr., Joe	9		1,902	12		952		45		2,398
		Trowbridge, James	9		1,902	12		952		45		2,398
		Wang, Ping-Ying	8		1,819	12		952		45		2,398
	GSAM	Kruth, David	3		647	7	(1)	576	(1)	28	(1)*	250	(27)
		Bamford, Dolores	49		10,992	9	(3)	709	(134)	233	(3)*	9,344	(78)
		Otness, James	10		1,828	9	(3)	709	(134)	44	(2)*	1,091	(123)

51

			Other Accounts
			(As of May 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles				Other Accounts
	Advisers/		No. of	Assets	No. of		Assets		No. of		Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts		($millions)		Accounts		($millions)
Global Social Awareness Fund	AIGGIC	Azema-Barac, Magali	2	872	3		229		10	(2)	1,233	(529)
		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)
		Samonov, Mikhail	2	872	3		229		10	(2)	1,233	(529)

Global Strategy Fund	Templeton	Nori, Peter	9	11,192	2		561		29		3,689
	Investment	Sadler, Tina	11	4,473	4		109		31		4,065
	Franklin Advisers	Hasenstab, Michael	13	18,700	22		15,515		12		912

Government Securities Fund	SAAMCo	Cheah, Michael	3	737	0		0		0		0

Growth Fund	American	Ertley, Brian	5	557	1		64		1		1
	Century	LeGard, E.A. Prescott	6	5,197	0		0		5	(1)	691	(21)
		Martin, William	6	3,522	1		32		3		11
		Pang, Lynette	5	526	0		0		1		1
		Woodhams, Gregory	7	5,207	0		0		6	(1)	692	(21)
	American	Creveling, Keith	3	477	1		7		6		1,419
	Century Global	Puff, Brent	3	477	1		7		6		1,419

Growth & Income Fund	SAAMCo	Neimeth, Steve	6	255	0		0		0		0

Health Sciences Fund	T. Rowe Price	Jenner, Kris	3	1,888	1		125		3		54

Inflation Protected Fund	AIGGIC	Vanden Assem, Robert	12	899	4		321		18		1,938

International Equities Fund	AIGGIC	Kurtz, James	17	6,385	2		228		2		276
		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)
		Haneda, Shinichi	1	47	4		378		1		1

International	AIGGIC	King, Anthony	2	120	7		997		6		443
Government Bond Fund		Mittal, Rajeev	3	160	4		343		5	(2)	613	(35)

52

			Other Accounts
			(As of May 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles				Other Accounts
	Advisers/		No. of	Assets	No. of		Assets		No. of		Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts		($millions)		Accounts		($millions)
International Growth I Fund	Invesco Aim	Olsson, Clas	10	5,804	11		2,907		3,770		987
		Sides, Barrett	10	5,451	4		365		3,770		987
		Holzer, Jason	12	6,586	10		2,898		3,770		987
		Cao, Shuxin (Steve)	12	6,860	1		186		3,770		987
		Dennis Matthew	9	5,677	6		287		3,770		987

	American Century	Tedder, Alexander	4	1,945	0		0		1		141
	Global	Gandhi, Rajesh	4	1,945	0		0		1		141

	MFS	Ling, Daniel	0	0	0		0		0		0
		Smith, Marcus L.	10	6,696	1		120		26	(1)	4,512	(309)

Large Cap Core Fund	Evergreen	McCormick, Walter	3	1,405	1		12		0		0
		Sanders, Jr., Emory W.	2	731	0		0		0		0

Large Capital Growth Fund	Invesco Aim	Keeling, Geoffrey	3	1,640	0		0		69		16
		Shoss, Robert	3	1,640	0		0		69		16
	SAAMCo	Massey, John	6	515	0		0		0		0

Mid Cap Index Fund	AIGGIC	Kurtz, James	17	6,385	2		228		2		276
		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)

Mid Cap Strategic	Brazos	Allocco, Michael	3	175	0		0		1		1,630

Growth Fund	Van Kampen	Lynch, Dennis	24	12,530	3		928		863		3,778
		Cohen, David	24	12,530	3		928		863		3,778
		Norton, Alexander	24	12,530	3		928		863		3,778
		Chainani, Sandeep	24	12,530	3		928		863		3,778
		Yeung, Jason	24	12,530	3		928		863		3,778
		Nash, Armistead	24	12,530	3		928		863		3,778

Money Market I Fund	SAAMCo	Not Applicable	—	—	—		—		—		—

Nasdaq-100® Index	AIGGIC	Kurtz, James	17	6,385	2		228		2		276
Fund		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)
			17	6,385	2		228		2		276

Science & Technology Fund	T. Rowe Price	Allen, Kennard	2	2,354	0		0		0		0
	RCM Capital	Price, Jr., Walter	6	1,411	7	(2)	395	(6)	10		146
		Chen, Huachen	5	1,401	5		390		17		153

	Wellington	Averill, John	5	136	15	(4)	576	(288)	39	(5)	1,174	(757)

	Management	Boullet, Nicolas	7	45	16	(3)	164	(2)	39	(5)	245	(18)
		Glazer, Bruce	6	55	30	(5)	379	(199)	99	(14)	1,168	(656)
		Killian, Anita	8	26	23	(3)	107	(13)	81	(12)	285	(61)

53

			Other Accounts
			(As of May 31, 2009)
			Registered Investment		Pooled Investment
			Companies		Vehicles				Other Accounts
	Advisers/		No. of	Assets	No. of		Assets		No. of		Assets
Fund	Sub-adviser	Portfolio Manager	Accounts	($ millions)	Accounts		($millions)		Accounts		($millions)
Small Cap Aggressive	WellsCap	Philpott, Jerome “Cam”	8	1,150	2		33		17		1,161
Growth Fund		Roberts, Stuart	8	1,150	2		33		19		1,161

Small Cap Fund	Invesco Aim	Ellis, Juliet	10	2,729	0		0		2		66
		Hartsfield, Juan	13	3,462	1		30		2		66
	Bridgeway Capital	Montgomery, John	18	2,556	0		0		35		204
	T. Rowe Price	McCrickard, Gregory	6	4,427	2		158		4		389

Small Cap Index Fund	AIGGIC	Kurtz, James	17	6,385	2		228		2		276
		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)

Small Cap Special	Evergreen	Tringas, James	7	1,351	0		0		4		172
Values Fund	Dreman	Roach, Mark

Small-Mid Growth Fund	Evergreen	Freeman, Linda	3	491	0		0		7		272
		Drummond, Jeff	3	491	0		0		7		272
		Rick, Edward	3	491	0		0		7		272
		Harrrison, Jeffrey	3	491	0		0		7		272
		Carder, Paul	3	491	0		0		7		272
		Doerr, Kenneth	3	388	1		9		4		37
		Evans, Lori	3	388	1		9		4		37
		Johnson, Julian	3	388	1		9		4		37
		Junkin, Robert	6	751	1		9		4		37

Stock Index Fund	AIGGIC	Kurtz, James	17	6,385	2		228		2		276
		Cai, Lan	15	6,890	5	(1)	494	(170)	15	(3)	1,697	(570)
		Campion, Timothy	16	7,001	5	(1)	494	(170)	17	(2)	1,656	(529)
		Kelly, Michael	19	7,257	7	(1)	723	(170)	16	(3)	1,804	(570)

Value Fund	Oppenheimer	Williams, Mitch	8	4,830	0		0		4		158
		Damian, John	12	7,302	2		123		1		115

*Includes wrap as a single account.

54

Potential Conflicts of Interest
As shown in the tables above, the Portfolio Managers are responsible for managing other accounts for multiple clients, including affiliated clients, (“Other Client Accounts”) in addition to the Funds. In certain instances, conflicts may arise in their management of a Fund and such Other Client Accounts. The Portfolio Managers aim to conduct their activities in such a manner that permits them to deal fairly with each of their clients on an overall basis in accordance with applicable securities laws and fiduciary obligations.
•	Trade Allocations. One situation where a conflict may arise between the Fund and Other Client Accounts is in the allocation of trades among the Fund and the Other Client Accounts. For example, a Sub-adviser may determine that there is a security that is suitable for a Fund as well as for Other Client Accounts which have a similar investment objective. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security, which may adversely affect the value of securities held by the Fund. The Funds and the Sub-adviser have adopted policies and procedures regarding the allocation of trades and brokerage, which the Fund and sub-adviser believe address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). The policies and procedures generally require that securities be allocated among the Funds and Other Client Accounts in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

•	Allocation of Portfolio Managers’ Time. The Portfolio Managers’ management of the Funds and Other Client Accounts may result in the Portfolio Manager devoting a disproportionate amount of time and attention to the management of a Fund and Other Client Accounts if the Funds and Other Client Accounts have different objectives, benchmarks, time horizons, and fees. Generally, the Advisers seek to manage such competing interests for the time and attention of the Portfolio Managers. Although the Advisers do not track the time a Portfolio Manager spends on the Fund or a single Other Client Account, AIGGIC does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage all of such Portfolio Manager’s accounts. In certain instances, Portfolio Managers may be employed by two or more employers. Where the Portfolio Manager receives greater compensation, benefits or incentives from one employer over another, the Portfolio Manager may favor one employer over the other (or Other Accounts), causing a conflict of interest.
•	Personal Trading by Portfolio Managers. The management of personal accounts by a Portfolio Manager may give rise to potential conflicts of interest. While generally, the Advisers’ and Sub-advisers’ Codes of Ethics will impose limits on the ability of a Portfolio Manager to trade for his or her personal account, especially where such trading might give rise to a potential conflict of interest, there is no assurance that the Adviser’s and Sub-adviser’s Codes of Ethics will eliminate such conflicts.
Other than the conflicts described above, VC I is not aware of any material conflicts that may arise in the connection with each Sub-adviser’s management of the Funds investments and such Other Accounts. We believe the sub-advisers have adopted procedures reasonably designed to ensure that the Portfolio Managers meet their fiduciary obligations to the Funds for whom they serve as Portfolio Managers and treat every Fund they sub-advise fairly and equitably over time.
Compensation
     Pursuant to the Sub-advisory Agreements, each Sub-adviser is responsible for paying its own expenses in connection with the management of the Funds, including the compensation of its Portfolio Managers. The structure and method of compensation of the Portfolio Managers, organized by Sub-adviser, is described below.
AIGGIC
Compensation for AIGGIC Portfolio Managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a Portfolio Manager’s individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a Portfolio Manager’s funds; (2) 20% is based on AIGGIC’s profitability; and (3) 20% is determined on a discretionary basis (including individual

55

qualitative goals). For the 60% component, the measures for a Portfolio Manager may vary according to the day-to-day responsibilities of a particular Portfolio Manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.
American Century/ American Century Global
American Century Portfolio Manager compensation is structured to align the interests of Portfolio Managers with those of the shareholders whose assets they manage. It includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.
Base Salary. Portfolio Managers receive base pay in the form of a fixed annual salary.
Bonus. A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates. In 2008, American Century Investments began placing increased emphasis on long-term performance and is phasing in five year performance periods.
Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Core Value Fund, Growth Fund and International Growth I Fund. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of the Income & Growth sleeve of Core Value is measured relative to the performance of a comparable American Century mutual fund. Performance of International Growth I, the Large Company Value sleeve of Core Value, the Growth sleeve of Growth and the Global Growth sleeve of Growth are not separately considered in determining portfolio manager compensation. For the Disciplined Growth sleeve of

56

Growth, the performance of the sleeve is not separately considered in determining compensation for Bill Martin, but the performance of the sleeve compared to a comparable American Century mutual fund is considered in determining the compensation for Brian Ertley and Lynette Pang.
A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or U.S. value, international, quantitative and fixed-income. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the Portfolio Manager’s responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.
A portion of some Portfolio Managers’ bonuses may be tied to individual performance goals, such as research projects and the development of new products.
Finally, Portfolio Manager bonuses may occasionally be affected by extraordinarily positive or negative financial performance by American Century Companies, Inc. (“ACC”), the adviser’s privately-held parent company. This feature has been designed to maintain investment performance as the primary component of Portfolio Manager bonuses while also providing a link to the adviser’s ability to pay.
Restricted Stock Plans. Portfolio Managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans. Portfolio Managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the Portfolio Manager chooses to invest them.
Ownership of Portfolio Shares
As of May 31, 2009, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.
BHMS
In addition to base salary, all Portfolio Managers and analysts share in a bonus pool that is distributed semi-annually. Analysts and Portfolio Managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to distinct accounts managed by a Portfolio Manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst’s sector if there are no compelling opportunities in the industries covered by that analyst.
The compensation of Portfolio Managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a Portfolio Manager and Portfolio Managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

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BlackRock
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan.
Due to Mr. Doll’s unique position (as Portfolio Manager, Vice Chairman of BlackRock, Inc., Global Chief Investment Officer for Equities, Chairman of the BlackRock Retail Operating Committee, and member of the BlackRock Executive Committee), his compensation does not solely reflect his role as portfolio manager of the funds managed by him. The performance of his fund is included in the determination of his incentive compensation but, given his multiple roles and the various compensation components, the performance of his fund is not the primary driver of his compensation.
Base Compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm. Senior portfolio managers who perform additional management functions within the portfolio management group or within BlackRock may receive additional compensation for serving in these other capacities.
Discretionary Incentive Compensation. Discretionary incentive compensation is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program includes: pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods and a measure of operational efficiency. If a portfolio manager’s tenure is less than five years, performance periods will reflect time in position. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks against which the performance of funds and other accounts managed by each portfolio manager is compared and the period of time over which performance is evaluated. With respect to the portfolio managers, such benchmarks for the Core Equity Fund include the Russell 1000® Index.
Portfolio managers who meet relative investment performance and financial management objectives during a specified performance time period are eligible to receive an additional bonus which may or may not be a large part of their overall compensation. A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.
Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. The BlackRock, Inc. restricted stock units, if properly vested, will be settled in BlackRock, Inc. common stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.
Long-Term Retention and Incentive Plan (“LTIP”) —The LTIP is a long-term incentive plan that seeks to reward certain key employees. Beginning in 2006, awards are granted under the LTIP in the form of BlackRock, Inc. restricted stock units that, if properly vested and subject to the attainment of certain performance goals, will be settled in BlackRock, Inc. common stock. Each portfolio manager has received awards under the LTIP.
Deferred Compensation Program —A portion of the compensation paid to eligible BlackRock employees may be voluntarily deferred into an account that tracks the performance of certain of the firm’s investment products. Each participant in the deferred compensation program is permitted to

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allocate his deferred amounts among the various investment options. Each portfolio manager has participated in the deferred compensation program.
Other compensation benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 6% of eligible pay contributed to the plan capped at $4,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation. The RSP offers a range of investment options, including registered investment companies managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent employee investment direction, are invested into a balanced portfolio. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares or a dollar value of $25,000. Each portfolio manager is eligible to participate in these plans.
Brazos
Compensation for Brazos Portfolio Managers is comprised of a base salary, participation in performance-based bonus plans, and employment benefits including a 401(k) plan and a traditional pension plan. Each Portfolio Manager has the same base salary and participates in certain incentive-based bonus plans designed to reward the top Portfolio Manager(s). The first bonus plan is a plan whereby each Portfolio Manager receives a bonus for each product which exceeds the performance of its benchmark for the applicable quarter (Mid Cap Strategic Growth Fund: Russell Mid Cap Growth Index).
Bridgeway Capital
The objective of Bridgeway Capital’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to Bridgeway Capital’s size and geographical location. Bridgeway Capital evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.
The members of Bridgeway Capital’s investment management team, including John Montgomery, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance as measured against yearly goals. These goals typically include measures for integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of Bridgeway Capital relative to peer companies. Bridgeway Capital’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed mutual funds have performance based fees relative to stock market benchmarks (Small Cap Fund: Russell 2000R® Index), c) operating costs of Bridgeway Capital and d) because Bridgeway Capital is an S-corporation, the amount of distributions to be made by Bridgeway Capital to its shareholders at least sufficient to satisfy the payment of taxes due on Bridgeway Capital’s income that is taxed to its shareholders under Subchapter S of the Internal Revenue Code.
Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in Bridgeway Capital. With the exception of John Montgomery, investment team members (as well as all of Bridgeway Capital’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of Bridgeway Capital or both. The value of this ownership is a function of the profitability and growth of Bridgeway Capital. Bridgeway Capital is an “S” Corporation with John Montgomery as the majority owner. Therefore, Mr. Montgomery does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of Bridgeway Capital.

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However, by policy of Bridgeway Capital, John Montgomery may only receive distributions from Bridgeway Capital in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.
Evergreen
Wells Fargo & Company acquired Wachovia Corporation, the parent company of Evergreen, on December 31, 2008. The compensation structure for Evergreen’s portfolio managers includes a competitive fixed base salary plus variable incentives (Evergreen uses investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under a portfolio manager’s management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. The benchmark(s) against which the performance of a Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” section of the Fund’s Prospectus.
Franklin Advisers
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, a cash bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).
The deferred equity-based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment Performance. Primary consideration is given to the historic investment performance of all accounts managed by the Portfolio Manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).

•	Non-Investment Performance. The more qualitative contributions of a Portfolio Manager to a manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

•	Responsibilities: The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.
Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.
All Portfolio Managers are also eligible to participate in the FPA Long Term Investment Plan. This plan provides for an annual award, payable in deferred cash that cliff vests after 3 years, with an interest rate equal to the average year over year earnings growth of FPA (capped at 20% per year). Management has discretion with respect to actual participation and award size.

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Mellon Elective Deferred Compensation Plan
Portfolio Managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to Mellon’s elective deferred compensation plan.
GSAM
GSAM and its Real Estate Securities Team’s (“REIT Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is a function of each portfolio manager’s individual performance; the REIT Team’s total revenues for the past year which is derived from advisory fees; his or her contribution to the overall performance of the strategy; the performance of GSAM; the profitability of Goldman, Sachs & Co.; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded for their ability to outperform a benchmark while managing risk exposure. An individual portfolio manager’s compensation depends on his or her contribution to the REIT strategy as well as his or her ability to work as a member of the Team.
The performance bonus for portfolio managers is significantly influenced by the following criteria: (i) overall portfolio performance; (ii) consistency of performance across accounts with similar profiles; (iii) compliance with risk budgets; and (iv) communication with other portfolio managers within the research process. In addition, the following factors involving the overall performance of the REIT Team are also considered when the amount of performance bonus is determined: (i) whether the Team’s performance exceeded performance benchmark over a three-year period; (ii) whether the Team performed consistently with objectives and client commitments; and (iii) whether the Team achieved top tier rankings and ratings.
Other Compensation. In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman, Sachs & Co.’s overall financial performance.
Invesco Aim/Invesco
Invesco Aim and Invesco seek to maintain a compensation program that is competitively positioned to attract and retain higher-caliber investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity. Portfolio Manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Aim and Invesco evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each Portfolio Manager’s compensation consists of the following three elements:
•	Base salary. Each Portfolio Manager is paid a base salary. In setting the base salary, Invesco Aim’s and Invesco’s intention is to be competitive in light of the particular Portfolio Manager’s experience and responsibilities.

Annual bonus. Each Invesco Aim and Invesco Portfolio Manager is eligible, along with other of their employees, to participate in a discretionary year-end bonus pool. Their Compensation Committee reviews and approves the amount of the bonus pool available for each of their investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered

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when determining the starting bonus funding levels. Each of their Portfolio Managers is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance) and non-quantitative factors (which include, but are not limited to individual performance, risk management and teamwork).

Each Portfolio Manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the Portfolio Manager as described in the table below.

Sub-Advisor	Performance time period
Invesco Aim[1]	One-, Three- and Five-year performance against Fund peer group

Invesco Institutional — Invesco Real Estate U.S.	N/A

[1]	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the Portfolio Manager at the time the award is granted.

Invesco Institutional — Invesco Real Estate U.S.’s bonus is based on net operating profits of Invesco Institutional — Invesco Real Estate U.S.

High investment performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

•	Equity-based compensation. Portfolio Managers may be granted an award that allows them to select receipt of shares of certain AIM Funds with a vesting period as well as common shares and/or granted restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio Managers also participate in benefit plans and programs available generally to all employees.
MFS
Portfolio Manager total cash compensation is a combination of base salary and performance bonus:
• Base Salary. Base salary represents a smaller percentage of Portfolio Manager total cash compensation (generally below 10%) than performance bonus.
• Performance Bonus. Generally, the performance bonus represents a majority of Portfolio Manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former (generally over 60%) and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2008, the following benchmarks were used:

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Portfolio Manager	Benchmark(s)

David R. Mannheim	Lipper International Funds
Lipper Global Funds
Lipper Variable Global Core Funds
MSCI EAFE Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI World Index
Lipper Global Multi-Cap Core Funds
Lipper Global Large-Cap Core Funds
FTSE All-World Index
MSCI KOKUSAI Index
Marcus L. Smith	Standard & Poor’s Developed LargeMidCap Growth
Lipper International Funds
MSCI EAFE Index
MSCI World Index
Lipper International Large-Cap Growth Funds
Lipper International Large-Cap Core Funds
MSCI Japan Index
FTSE All-World Developed Index
Standard & Poor’s Europe Pacific Asia Composite LargeMidCap Growth Index
Additional or different benchmarks, including versions of indices and custom indices, may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).
The qualitative portion is based on the results of an annual internal peer review process (conducted by other Portfolio Managers, analysts and traders) and management’s assessment of overall Portfolio Manager contributions to investor relations and the investment process (distinct from fund and other account performance).
Portfolio Managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process and other factors.
Finally, Portfolio Managers are provided with a benefits package including a defined contribution plan, health coverage and other insurance, which are available to other employees of MFS on substantially similar terms. The percentage such benefits represent of any Portfolio Manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.
Oppenheimer
As indicated in the Other Accounts table above, the Portfolio Manager also manages other funds and accounts. Potentially, at times, those responsibilities could conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as or different from, the Fund’s investment objectives and strategies. For example the Portfolio Manager may need to allocate investment opportunities between the Fund and another fund or account having similar

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objectives or strategies, or he may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Manager have the same management fee. If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account. However, the Manager’s compliance procedures and Code of Ethics recognize the Manager’s fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, the Fund’s Portfolio Manager may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.
Compensation of the Portfolio Managers. The Fund’s Portfolio Manager is employed and compensated by the Manager, not the Fund. Under the Manager’s compensation program for its Portfolio Managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the Portfolio Managers’ and analysts’ interests with the success of the funds and accounts and their investors. The manager’s compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of May 31, 2009, the Portfolio Manager’s compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the manager’s holding company parent. Senior Portfolio Managers may also be eligible to participate in the manager’s deferred compensation plan.
The base pay component of each Portfolio Manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including a fund’s pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management (Value Fund: Lipper Large Cap Value Category). Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Manager’s compensation is not based on the total value of the Fund’s portfolio assets, although the Fund’s investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds and accounts managed by the Portfolio Manager. The compensation structure of the other funds and accounts managed by the Portfolio Manager is the same as the compensation structure of the Fund, described above.

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RCM Capital
RCM Capital maintains a compensation system that is designed to reward excellence, retain talent and align the individual interests of our staff with the investment results generated on behalf of our clients. Our compensation structure reflects our belief that investment professionals are a key element of our company’s success in meeting clients’ objectives. RCM Capital compensates its portfolio managers using one of two compensation programs. The first program consists of a base salary, a variable bonus opportunity, and a benefits package (the “Bonus Program”). The other program consists of profit sharing relating to the profits generated by the mutual fund managed by a particular portfolio manager (the “Profit Program”).
Bonus Program. The primary components of our compensation system are base salary, an annual cash incentive payment (bonus), and a Long Term Incentive Plan Award (LTIPA). We strive to provide our people with a competitive overall package in which we conduct ongoing research to ensure each component as well as total compensation is ahead of, or in line with market levels, and takes into account their performance, experience and potential. While the bonus is a cash payment driven by achievements of the individual and the business relative to set goals, the LTIPA has as its key value driver the overall growth in our operating results and thus offers our senior professionals participation in the growth of our business medium term.
Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers

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with the help of compensation survey data as well as special competitor analysis, where necessary. Base compensation typically is a bigger percentage of total compensation for more junior positions while for the most senior roles it will be a much smaller component, often even capped at certain levels and only adjusted every few years.
Bonus compensation is designed to primarily reflect the achievements of an individual against set goals and over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative, the former reflecting investment performance over a three-year rolling time period (calculated as one-year plus three year results at 25% and 75% weighting) and the latter reflecting contributions to broader team goals, contributions made to client review meetings, to product development or product refinement initiatives. Our regional CIOs as well as the global CIO have the same 70% quantitative/30% qualitative metric as their team members with the 70% determined by the asset weighted performance against respective benchmarks of all the portfolios under their supervision.
The goal of LTIPA as the non-cash, longer term incentive portion of the compensation system, is to strengthen further the alignment between our clients, senior professionals as well as our corporate parent. This is achieved by the program having a three year time horizon and a valuation metric which is driven by the overall performance of operating results at the level of RCM Capital as well as Allianz Global Investors, our parent. LTIPA is awarded annually — for senior professionals it typically amounts to between 20-30 percent of total compensation — and pays in cash after three years, with the value determined as a multiple of the initial award and growth in operating results. Therefore, under normal circumstances, it is expected that a senior professional will have at all times at least one year of total compensation invested in three tranches of LTIPA. In terms of the criteria driving the specific allocation amounts, they are typically similar to the ones driving bonus; however, more emphasis is given to entrepreneurial initiatives, to achievements above and beyond the “normal” scope of the role and the deferred nature of the awards also allows to emphasize the longer term nature of many of the projects critical for us to deliver for clients on a sustainable basis.
Profit Program. In the Profit Program portfolio managers share in the profits generated by the mutual fund they manage. In this program, portfolio managers receive compensation based on the revenues produced by a mutual fund less designated expenses incurred by RCM Capital to manage the fund. Under this program portfolio managers also are eligible to participate in the LTIP program and the benefits plan referenced above.
SAAMCo
SAAMCo believes it offers a highly competitive compensation structure that enables it to attract and retain highly qualified investment professionals. SAAMCo’s portfolio managers’ compensation has both a salary and bonus component. The salary is a fixed annual salary, and is not based on performance. The bonus component is discretionary and based on both a fund’s individual performance and the organizational performance of SAAMCo and the investment department.
The most significant component of the portfolio managers’ total eligible bonus is determined by fund performance. It is determined by the fund’s total return, net of fees, relative to the one-year and three-year Lipper Inc. rankings. The organizational performance component of the portfolio manager’s bonus is driven by: (1) overall profitability of SunAmerica; (2) the portfolio manager’s overall engagement of the investment process; (3) the construction of the manager’s portfolio and exposure to risk; and (4) the portfolio manager’s participation in other activities on behalf of SAAMCo. A portion of the bonus is deferred for three years and may be invested, at the direction of the portfolio manager, into a variety of the firm’s fund offerings, including funds managed by the portfolio manager. In addition, SAAMCo may award restricted stock units to a portfolio manager who consistently meets or exceeds relative performance criteria.
T. Rowe Price
Portfolio Manager compensation consists primarily of a base salary, as cash bonus, and an equity incentive that usually comes in the form of a stock option grant. Occasionally, Portfolio Managers will also have the opportunity to participate in certain investment partnerships. Compensation is variable and is determined based on the following factors.

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Investment performance over one, three, five, and 10-year periods is the most important input. We evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are determined with reference to the broad based index (ex. S&P 500®) and an applicable Lipper index (ex. Large Cap Growth), though other benchmarks may be used as well (Blue Chip Growth Fund: S&P 500 Index, Russell 2000® Index and Lipper Large Cap Growth Category; Health Sciences Fund: Lipper Health and Biotechnology Category; Science & Technology Fund: Lipper Science & Technology Category; and Small Cap Fund: Russell 2000® Index and Lipper Small Core Category). Investment results are also compared to comparably managed funds of competitive investment management firms.
Performance is primarily measured on a pre-tax basis though tax-efficiency is considered and is especially important for tax efficient funds. It is important to note that compensation is viewed with a long term time horizon. The more consistent a manager’s performance is over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor.
Contribution to our overall investment process is an important consideration as well. Sharing ideas with other Portfolio Managers, working effectively with and mentoring our younger analysts, and being good corporate citizens are important components of our long term success and are highly valued.
All employees of T. Rowe Price, including Portfolio Managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all Portfolio Managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the Portfolio Manager.
Templeton Global and Templeton Investment
The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio Managers receive a base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio Manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a Portfolio Manager’s level of responsibility and Franklin Templeton guidelines. Portfolio Managers are provided no financial incentive to favor one fund or account over another. Each Portfolio Manager’s compensation consists of the following three elements:
Base salary. Each Portfolio Manager is paid a base salary.
Annual bonus. Annual bonuses are structured to align the interests of the Portfolio Managers with those of a Fund’s shareholders. Each Portfolio Manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Franklin Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%).
The deferred equity based compensation is intended to build a vested interest of the Portfolio Manager in the financial performance of both Franklin Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the Portfolio Manager achieving consistently strong investment performance, which aligns the financial incentives of the Portfolio Manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in granting annual bonuses to Portfolio Managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•	Investment Performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the Portfolio

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Manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate (Foreign Value Fund: Lipper International Multi-Cap Core Category and MSCI EAFE Index; and Global Strategy Fund: Lipper Global Flexible Portfolio Category, MSCI All Country World Index, MSCI Fixed Income Index, and JP Morgan Global Government Bond Index).
•	Non-Investment Performance. For senior Portfolio Managers, there is a qualitative evaluation based on leadership and mentoring of staff.

•	Responsibilities. The characteristics and complexity of funds managed by the Portfolio Manager are factored in the manager’s appraisal.

•	Research. Where the portfolio management team also has research responsibilities, each Portfolio Manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.
Additional long term equity-based compensation. Portfolio Managers may also be awarded restricted shares or units of Franklin Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Franklin Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio Managers also participate in benefit plans and programs available generally to all employees of the manager.
Van Kampen
Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.
•	Base Salary Compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with Van Kampen.

•	Discretionary Compensation. In addition to base compensation, portfolio managers may receive discretionary compensation. Discretionary compensation can include:
o	Cash Bonus.

o	Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other investments that are subject to vesting and other conditions.

o	Investment Management Alignment Plan (IMAP) awards — a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by Van Kampen or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of the IMAP deferral into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.

o	Voluntary Deferred Compensation Plans — voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Van Kampen or its affiliates; and/or (2) in Morgan Stanley stock units.
Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:
o	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment

68

performance is calculated for one-, three- and five-year periods measured against a fund’s/account’s primary benchmark (as set forth in the fund’s prospectus), indices and/or peer groups where applicable. Generally, the greatest weight is placed on the three- and five-year periods.
o	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

o	Contribution to the business objectives of Van Kampen.

o	The dollar amount of assets managed by the portfolio manager.

o	Market compensation survey research by independent third parties.

o	Other qualitative factors, such as contributions to client objectives.

o	Performance of Morgan Stanley and Van Kampen, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Wellington Management
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the Fund.
An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Messrs. Averill and Glazer also manage hedge funds, which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment

69

restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an Investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Description of Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and The Variable Annuity Life Insurance Company on behalf of the Fund. Wellington Management pays its Investment Professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended May 31, 2009.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner of Wellington Management is determined by the Managing Partners of the firm. A partner’s base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional’s experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries for employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the S&P 500 Information Technology Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The investment professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is also eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Ms. Killian and Messrs. Averill and Glazer are all partners of the firm.
WellsCap
The compensation structure for WellsCap’s portfolio managers includes a competitive fixed base salary plus variable incentives. WellsCap utilizes investment management compensation surveys as confirmation. Incentive bonuses are typically tied to pre-tax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1- and 3-year performance results versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the “Performance” sections of the Prospectus.

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     Ownership of Portfolio Shares
     As of May 31, 2009, none of the Portfolio Managers who are primarily responsible for the day-to-day management of the Funds had any ownership interest in a Fund that they managed.

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PORTFOLIO TURNOVER
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Blue Chip Growth Fund increased from the prior fiscal year from 20% to 58% due to efforts to reposition the portfolio as a result of the unprecedented market environment in the second half of 2008 and into 2009.

72

For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Global Real Estate Fund increased from the prior fiscal year from 11% to 88% due to a shortened fiscal period in 2008 as a result of the Fund commencing operations on March 10, 2008. Future portfolio turnover rates are expected to be more consistent with the rate for the fiscal year ended May 31, 2009.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Global Social Awareness Fund decreased from the prior fiscal year from 165% to 95%. The higher than normal turnover rate that occurred during the fiscal year 2008 was the result of investment strategy change that was instituted on October 1, 2007.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Government Securities Fund increased from the prior fiscal year from 67% to 126%. The turnover rate for fiscal 2009 increased at the end of the period, as opportunities presented themselves in the fixed income markets. The higher portfolio rate for fiscal 2009 is more representative of anticipated future portfolio turnover.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Growth Fund decreased from the prior fiscal year from 203% to 114%. The higher than normal portfolio turnover rate that occurred in fiscal year 2008 was the result of new portfolio management implementing a new investment strategy for the Fund. The investment strategy and portfolio management changes took place on
December 10, 2007.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Growth & Income Fund decreased from the prior fiscal year from 238% to 189%. The change in the portfolio turnover rate was due to the increased volatility in the equity market in the prior year.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Inflation Protected Fund decreased from the prior fiscal year from 70% to 39%. The higher portfolio turnover rate that occurred in fiscal year 2008 was the result of a significant inflow of assets during the fiscal year.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the International Equities Fund decreased from the prior fiscal year from 104% to 81%. The higher than normal portfolio turnover rate in the prior fiscal year was due to a significant inflow of assets during such period as well as the implementation of strategy enhancements and trading associated therewith.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Large Cap Core Fund decreased from the prior fiscal year from 62% to 41%. The higher portfolio turnover rate that occurred in fiscal year 2008 was the result of higher cash demands, which resulted in a higher number of transactions. The turnover rate for fiscal year 2009 is more representative of the Fund’s turnover rate assuming there are no more excessive cash demands.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Mid Cap Strategic Growth Fund increased from the prior fiscal year from 151% to 293%. The fund’s increase turnover was driven by the portion of the fund managed by Brazos. Brazos had increased portfolio turnover due to reducing its cyclical exposure—primarily in consumer durables and energy—and profit taking in the technology sector.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Small Cap Fund decreased from the prior fiscal year from 119% to 40%. The higher than normal turnover rate that occurred during the fiscal year 2008 was the result of a sub-adviser change. The sub-adviser change took place on March 10, 2008.
For the fiscal year ended May 31, 2008, the portfolio turnover rate of the Small-Mid Growth Fund decreased from the prior fiscal year from 196% to 91%. The higher than normal turnover rate that occurred during the fiscal year 2008 was the result of a new portfolio management team purchasing and selling portfolio securities that were

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consistent with its investment style. The investment strategy change and portfolio management changes took place on March 10, 2008.
For the fiscal year ended May 31, 2009, the portfolio turnover rate of the Value Fund increased from the prior fiscal year from 142% to 173%. The change in the portfolio turnover rate was due to the increased volatility in the equity market during the fiscal year.

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PORTFOLIO TRANSACTIONS AND BROKERAGE
VALIC utilizes the assistance of Sub-advisers in selecting brokers or dealers to handle transactions for the Funds. The Sub-advisers may employ affiliated brokers or indirectly related brokers for portfolio transactions under circumstances described in the Prospectus.
Virtually all of the over-the-counter transactions by the Asset Allocation Fund, the Money Market I Fund, the Capital Conservation Fund, the Government Securities Fund, the Inflation Protected Fund, the International Government Bond Fund and the Growth & Income Fund are principal transactions with issuers and dealers at net prices which entail no brokerage commissions. The Mid Cap Index Fund, the Stock Index Fund, the International Equities Fund, the Small Cap Index Fund, the Nasdaq-100® Index Fund, the Blue Chip Growth Fund, and the Global Social Awareness Fund each purchase and sell most of their portfolio securities on a national securities exchange on an agency basis. The Core Equity Fund, Core Value Fund, Growth & Income Fund, International Growth I Fund, Large Capital Growth Fund, Mid Cap Strategic Growth Fund, Health Sciences Fund, the Small Cap Fund, Science & Technology Fund and Growth Fund engage in over-the-counter transactions with principals and transactions with national securities exchanges on an agency basis. VC I normally enters into principal transactions directly with the issuer or the market-maker.
When VC I purchases or sells securities or financial futures contracts on an exchange, it pays a commission to any FCM or broker executing the transaction. When VC I purchases securities from the issuer, an underwriter usually receives a commission or “concession” paid by the issuer. When VC I purchases securities from a market-maker, it pays no commission, but the price includes a “spread” or “mark-up” (between the bid and asked price) earned by the market-making dealer on the transaction.
In the over-the-counter market, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. The Fund’s portfolios may, however, effect certain “riskless principal transactions” in the over-the-counter market with a stated commission. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In purchasing and selling each Fund’s portfolio securities, it is the policy of the Sub-advisers to seek the best execution at the most favorable price through responsible broker-dealers and, in the case of agency transactions, at competitive commission rates. When selecting brokers or dealers, and in negotiating prices and commissions, the Sub-advisers consider such factors as: the broker or dealer’s reliability; the quality of the broker or dealer’s execution services on a continuing basis; the rate of the commission; the size and difficulty of the order and the timeliness of execution; and the reliability, integrity, financial condition, general execution, and operational capabilities of that firm and competing broker-dealers. In over-the-counter transactions, the Sub-advisers place orders directly with the principal market-maker unless they believe VC I can obtain a better price (or receive better execution of orders) from a broker on an agency basis. In transactions executed on securities or commodities exchanges, the Sub-advisers seek the best overall price and execution at the most favorable commission rate (except when higher brokerage commissions are paid to obtain directed brokerage and research services, as explained below). When the Sub-advisers believe that more than one firm meets these criteria the Sub-advisers may prefer brokers who provide the Sub-advisers or VC I with directed brokerage and research services, described below.
Commission Recapture: A commission recapture arrangement includes those arrangements under which products or services (other than execution of securities transactions) or commissions are recaptured for a client from or through a broker-dealer, in exchange for directing the client’s brokerage transactions to that broker-dealer. The Board of Directors has determined that a commission recapture arrangement with Capital Institutional Services, Inc. is in the best interest of each Fund and its shareholders and therefore has conveyed the information to Sub-advisers. A Fund may participate in commission recapture arrangements, provided the Portfolio Manager can still obtain the best price and execution for trades. Commission recapture arrangements are generally subject to a proposed commission recapture target based on asset class or styles having varying liquidity and “special handling” requirements. Thus, a Fund may benefit from the products or services or recaptured commissions obtained through the commission

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recapture arrangement, although there may be other transaction costs, greater spreads, or less favorable net prices on transactions. As long as the trader executing the transaction for a Fund indicates that this is a commission recapture transaction, the Fund will get a percentage of commissions paid on either domestic trades or international trades credited back to the Fund. The brokerage of one Fund will not be used to help pay the expenses of any other Fund. VALIC will continue to waive its fees or reimburse expenses for any Fund for which it has agreed to do so. All expenses paid through the commission recapture arrangements will be over and above such waivers and/or reimbursements, so that VALIC will not receive any direct or indirect economic benefit from the commission recapture arrangements.
The following chart reflects the commissions recapture activity for the last three fiscal years ended May 31.

	Fiscal Year	% of Average	Fiscal Year	% of Average	Fiscal Year	% of Average
	Ending	Net Assets	Ending	Net Assets	Ending	Net Assets
	05/31/2009	05/31/2009	05/31/2008	05/31/2008	05/31/2007	05/31/2007
Asset Allocation Fund	$20,063	0.02%	$4,275	0.00%	$4,829	0.00%
Blue Chip Growth Fund	12,447	0.00%	1,543	0.00%	2,073	0.00%
Broad Cap Value Income Fund	2,294	0.01%	2,700	0.01%	—	0.00%
Core Equity Fund	11,524	0.00%	7,044	0.00%	21,802	0.00%
Global Equity Fund	64,246	0.03%	59,855	0.01%	56,369	0.01%
Global Real Estate Fund	7,473	0.01%	—	0.00%	—	0.00%
Global Social Awareness Fund	36,338	0.01%	35,194	0.01%	81,871	0.02%
Growth & Income Fund	14,615	0.02%	41,608	0.03%	23,890	0.02%
Health Sciences Fund	13,012	0.01%	4,264	0.00%	10,316	0.01%
International Growth I Fund	1,406	0.00%	439	0.00%	68	0.00%
Large Cap Core Fund	17,652	0.02%	12,982	0.02%	8,399	0.01%
Large Capital Growth Fund	8,916	0.00%	37,806	0.01%	47,458	0.01%
Mid Cap Strategic Growth Fund	92,016	0.04%	23,037	0.01%	15,687	0.00%
Science & Technology Fund	67,395	0.01%	124,985	0.01%	191,217	0.02%
Small Cap Aggressive Growth Fund	4,116	0.01%	17,172	0.03%	7,705	0.02%
Small Cap Fund	18,121	0.01%	14,591	0.00%	2,706	0.00%
Small Cap Special Values Fund	61,434	0.04%	77,492	0.03%	57,648	0.02%
Small-Mid Growth Fund	50,724	0.06%	13,748	0.01%	14,494	0.01%
Research services: The Sub-advisers may cause a Fund to pay a broker-dealer a commission (for executing a securities transaction) that is greater than the commission another broker-dealer would have received for executing the same transaction, if the Sub-advisers determine in good faith that the greater commission paid to the first broker-dealer is reasonable in relation to the value of brokerage and research services provided to the Sub-advisers viewed in terms of either that particular transaction or the overall responsibilities of the Sub-advisers. The Sub-advisers receive a wide range of research services from broker-dealers, including: information on securities markets, the economy and individual companies; statistical information; accounting and tax law interpretations; technical market action; pricing and appraisal services; and credit analyses. Research services are received by the Sub-advisers primarily in the form

75

of written reports, telephone contacts, personal meetings with securities analysts, corporate and industry spokespersons, and access to various computer-generated data.
The Sub-advisers evaluate whether such research services provide lawful and appropriate assistance to them in the performance of their investment decision-making responsibilities for VC I. The Sub-advisers will not cause VC I to pay higher commissions without first determining, in good faith, that the cost is reasonable considering the brokerage and research services provided, with respect to either the particular transaction or the Sub-advisers’ overall responsibilities with respect to accounts for which they exercise investment discretion. The Sub-advisers receive research services at no cost and cannot assign any specific monetary value to them; nevertheless, the Sub-advisers believe these supplemental investment research services are essential to the Sub-adviser’s ability to provide high quality portfolio management to the Funds. Research services furnished by broker-dealers through whom a Fund effects securities transactions may be used by the Sub-advisers in servicing all of the Funds, and the Sub-advisers may not use all such services in managing the Funds.
The amount of brokerage commissions paid, the quality of execution, the nature and quality of research services provided, and the amount of commissions paid to firms providing research services are reviewed quarterly by VC I’s Board of Directors.
The following tables list brokerage commissions paid by each Fund on portfolio transactions for the last three fiscal years ended May 31. Unless otherwise noted, the Funds paid no brokerage commissions to brokers for research services provided to the Sub-advisers.

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2009 Brokerage Commissions

			Percentage of	Percentage of Amount
			Commissions	of Transactions
		Amount paid to	paid to	Involving Payments of
	Aggregate	Affiliated	Affiliated	Commissions to
	Brokerage	Broker-	Broker-	Affiliated Broker-
Fund	Commission	Dealers*	Dealers*	Dealers
Asset Allocation Fund	$162,574	—	0.00%	0.00%
Blue Chip Growth Fund	267,429	—	0.00%	0.00%
Broad Cap Value Income Fund	13,152	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	225,499	—	0.00%	0.00%
Core Value Fund	46,847	—	0.00%	0.00%
Foreign Value Fund	513,707	—	0.00%	0.00%
Global Equity Fund	640,979	—	0.00%	0.00%
Global Real Estate Fund	501,592	17,359	3.46%	0.02%
Global Social Awareness Fund	610,917	—	0.00%	0.00%
Global Strategy Fund	71,472	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund Fund	804,443	—	0.00%	0.00%
Growth & Income Fund	462,475	—	0.00%	0.00%
Health Sciences Fund	125,983	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	1,328,573	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	639,983	56,609	8.85%	0.01%
Large Cap Core Fund	81,022	2,513	3.10%	0.01%
Large Capital Growth Fund	357,375	—	0.00%	0.00%

Mid Cap Index Fund	239,434	—	0.00%	0.00%

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			Percentage of	Percentage of Amount
			Commissions	of Transactions
		Amount paid to	paid to	Involving Payments of
	Aggregate	Affiliated	Affiliated	Commissions to
	Brokerage	Broker-	Broker-	Affiliated Broker-
Fund	Commission	Dealers*	Dealers*	Dealers
Mid Fund Cap Strategic Growth Fund	1,723,179	1,982	0.12%	0.04%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100® Index Fund	16,202	—	0.00%	0.00%
Science & Technology Fund	2,104,474	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	146,920	144	0.10%	0.06%
Small Cap Fund	345,329	—	0.00%	0.00%
Small Cap Index Fund	89,461	—	0.00%	0.00%
Small Cap Special Values Fund	585,475	2,399	0.41%	0.03%
Small-Mid Growth Fund	268,892	2,931	1.09%	0.03%
Stock Index Fund	276,250	—	0.00%	0.00%
Value Fund	554,458	9,418	1.70%	0.02%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were Bear Stearn & Co., B-Trade Services LLC, BNY Brokerage, Inc., Cazenove & Co., J.P. Morgan, Inc., Merrill Lynch & Co., Inc., Morgan Stanley & Co., Inc., Oppenheimer & Co., Inc., Pershing LLC and Wachovia Securities LLC.

In addition, for the fiscal year ended May 31, 2009, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which provided research services to the Funds’ sub-advisers:

	Gross Dollar Value of	Dollar Amount of
	Purchase/Sales Directed to	Commissions Directed to
Portfolio	Research Providers	Research Providers
Asset Allocation Fund	N/A	N/A
Blue Chip Growth Fund	$158,716,270	$148,981
Broad Cap Value Income Fund	158,930	268
Capital Conservation Fund	N/A	N/A
Core Equity Fund	Not Available	105,526
Core Value Fund	123,288,894	44,320
Foreign Value Fund	238,252,857	242,823
Global Equity Fund	72,127,531	91,322
Global Real Estate Fund	$201,293,481	$384,526
Global Social Awareness Fund	22,137,157	28,003
Global Strategy Fund	23,552,282	24,848
Government Securities Fund	385,519,925	0
Growth Fund	1,466,736,423	761,487
Growth & Income Fund	402,345,740	529,770
Health Sciences Fund	22,316,683	22,624
Inflation Protected Fund	N/A	N/A
International Equities Fund	N/A	N/A
International Government Bond Fund	N/A	N/A
International Growth I Fund	1,335,633,697	486,417
Large Cap Core Fund	8,875,245	10,799
Large Capital Growth Fund	358,888,956	356,314
Mid Cap Index Fund	N/A	N/A
Mid Cap Strategic Growth Fund	850,923,585	1,151,037
Money Market I Fund	N/A	N/A
Nasdaq-100® Index Fund	N/A	N/A
Science & Technology Fund	1,423,540,089	1,787,987
Small Cap Aggressive Growth Fund	69,500,364	146,914
Small Cap Fund	142,917,948	213,869
Small Cap Index Fund	N/A	N/A

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	Gross Dollar Value of	Dollar Amount of
	Purchase/Sales Directed to	Commissions Directed to
Portfolio	Research Providers	Research Providers
Small Cap Special Values Fund	36,893,501	80,615
Small-Mid Growth Fund	38,367,282	66,047
Stock Index Fund	N/A	N/A
Value Fund	565,811,878	536,338
2008 Brokerage Commissions

				Percentage of Amount
			Percentage of	of Transactions
			Commissions	Involving Payments of
	Aggregate	Amount paid to	paid to	Commissions to
	Brokerage	Affiliated Broker-	Affiliated	Affiliated Broker-
Fund	Commission	Dealers*	Broker-Dealers*	Dealers
Asset Allocation Fund	$152,676	—	0.00%	0.00%
Blue Chip Growth Fund	117,039	—	0.00%	0.00%
Broad Cap Value Income Fund	12,318	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	243,551	14,501	5.95%	0.70%
Core Value Fund	73,572	360	0.49%	0.08%
Foreign Value Fund	990,311	—	0.00%	0.00%
Global Equity Fund	908,032	—	0.00%	0.00%
Global Real Estate Fund	12,825		0.00%	0.00%
Global Social Awareness Fund	1,055,652	—	0.00%	0.00%
Global Strategy Fund	84,089	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	1,142,084	—	0.00%	0.00%
Growth & Income Fund	702,885	—	0.00%	0.00%
Health Sciences Fund	173,266	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	1,741,005	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	883,393	47,744	5.40%	0.58%
Large Cap Core Fund	57,987	835	1.44%	0.12%
Large Capital Growth Fund	441,464	—	0.00%	0.00%
Mid Cap Index Fund	282,867	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	914,091	—	0.00%	0.00%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100R Index Fund	13,968	—	0.00%	0.00%
Science & Technology Fund	2,740,607	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	206,872	—	0.00%	0.00%
Small Cap Fund	565,686	12,907	2.28%	0.47%
Small Cap Index Fund	241,127	—	0.00%	0.00%
Small Cap Special Values Fund	567,517	5,004	0.88%	0.05%
Small-Mid Growth Fund	360,552	—	0.00%	0.00%
Stock Index Fund	117,810	—	0.00%	0.00%
Value Fund	352,533	732	0.21%	0.03%

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*	The affiliated broker-dealers that affected transactions with the indicated Funds were Bear Stearns & Co., B-Trade Services LLC, BNY Brokerage, Inc., Cazenove & Co., J.P. Morgan, Inc., Merrill Lynch & Co., Inc., Morgan Stanley & Co., Inc., Oppenheimer & Co., Inc., Pershing LLC and Wachovia Securities LLC.

2007 Brokerage Commissions

				Percentage of Amount
				of Transactions
		Amount paid	Percentage of	Involving Payments of
	Aggregate	to Affiliated	Commissions paid to	Commissions to
	Brokerage	Broker-	Affiliated Broker-	Affiliated Broker-
Fund	Commission	Dealers*	Dealers*	Dealers
Asset Allocation Fund	$188,773	—	0.00%	0.00%
Blue Chip Growth Fund	40,081	—	0.00%	0.00%
Broad Cap Value Income Fund	13,248	—	0.00%	0.00%
Capital Conservation Fund	—	—	0.00%	0.00%
Core Equity Fund	480,205	$2,302	0.48%	0.13%
Core Value Fund	78,255	581	0.74%	0.04%
Foreign Value Fund	1,183,373	—	0.00%	0.00%
Global Equity Fund	769,207	—	0.00%	0.00%
Global Social Awareness Fund	1,233,080	—	0.00%	0.00%
Global Strategy Fund	182,102	—	0.00%	0.00%
Government Securities Fund	—	—	0.00%	0.00%
Growth Fund	815,658	—	0.00%	0.00%
Growth & Income Fund	582,156	—	0.00%	0.00%
Health Sciences Fund	196,431	—	0.00%	0.00%
Inflation Protected Fund	—	—	0.00%	0.00%
International Equities Fund	838,424	—	0.00%	0.00%
International Government Bond Fund	—	—	0.00%	0.00%
International Growth I Fund	1,136,717	13,216	1.16%	0.19%
Large Cap Core Fund	103,212	57	0.06%	0.01%
Large Capital Growth Fund	853,208	—	0.00%	0.00%
Mid Cap Index Fund	115,507	—	0.00%	0.00%
Mid Cap Strategic Growth Fund	2,015,068	693	0.03%	0.01%
Money Market I Fund	—	—	0.00%	0.00%
Nasdaq-100® Index Fund	17,749	—	0.00%	0.00%
Science & Technology Fund	3,490,096	—	0.00%	0.00%
Small Cap Aggressive Growth Fund	220,551	—	0.00%	0.00%
Small Cap Fund	816,672	2,894	0.35%	0.08%
Small Cap Index Fund	187,644	—	0.00%	0.00%
Small Cap Special Values Fund	735,889	—	0.00%	0.00%
Small-Mid Growth Fund	382,559	—	0.00%	0.00%
Stock Index Fund	62,630	—	0.00%	0.00%
Value Fund	210,909	710	0.34%	0.09%

*	The affiliated broker-dealers that affected transactions with the indicated Funds were Merrill Lynch & Co., Inc., Morgan Stanley & Co., Inc., Oppenheimer & Co., Inc. and Wachovia Securities LLC.

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The following table sets forth the value of Funds’ holdings of securities of VC I’s regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents as of May 31, 2009.

			Debt or
Fund	Broker Dealer	Value (000’s)	Equity
Asset Allocation	Bank of America Corp.	335	Equity
	Bank of America Corp.	287	Debt
	Barclay’s Bank Plc.	216	Debt
	Citigroup, Inc.	111	Equity
	Citigroup, Inc.	528	Debt
	Credit Suisse Securities (USA) LLC	35	Debt
	Goldman Sachs & Co.	368	Debt
	Goldman Sachs & Co.	1,324	Equity

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			Debt or
Fund	Broker Dealer	Value (000’s)	Equity
	JP Morgan Chase & Co.	1,050	Debt
	JP Morgan Chase & Co.	1,174	Equity
	Morgan Stanley Co., Inc.	1,497	Equity
	Morgan Stanley Co., Inc.	306	Debt
	Merrill Lynch & Co., Inc.	74	Debt
	State Street Bank & Trust Co.	5,581	Debt
	State Street Bank & Trust Co.	115	Equity

Blue Chip Growth	Bank of America Corp.	1,681	Equity
	Credit Suisse	175	Equity
	Goldman Sachs Group, Inc.	8,978	Equity
	JP Morgan Chase & Co.	5,351	Equity
	Morgan Stanley Co., Inc.	3,726	Equity

Broad Cap Value Income	Bank of America Corp.	123	Equity
	Citigroup, Inc.	42	Equity
	JP Morgan Chase & Co.	240	Equity
	State Street Bank & Trust Co.	294	Debt

Capital Conservation	Banc of America Securities, LLC	747	Debt
	Barclay’s Capital, Inc.	434	Debt
	Citigroup, Inc.	1,313	Debt
	JP Morgan Chase & Co.	2,939	Debt
	Goldman Sachs & Co.	963	Debt
	Merrill Lynch & Co., Inc.	178	Debt
	Morgan Stanley Co., Inc.	743	Debt
	State Street Bank & Trust Co.	2,637	Debt

Core Equity	Bank of America Corp.	454	Equity
	Bank of New York Mellon Corp.	1,140	Equity
	Goldman Sachs & Co.	2,602	Equity
	JP Morgan Chase & Co.	3,358	Equity
	Morgan Stanley Co., Inc.	894	Equity
	State Street Bank & Trust Co.	110	Debt

Core Value	Bank of America Corp.	1,187	Equity
	Citigroup, Inc.	89	Equity
	Goldman Sachs Group, Inc.	722	Equity
	JP Morgan Chase & Co.	2,734	Equity
	Morgan Stanley Co., Inc.	747	Equity
	State Street Bank & Trust Co.	2,515	Debt

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			Debt or
Fund	Broker Dealer	Value (000’s)	Equity
Foreign Value	UBS AG	3,214	Equity
	Deutsche Post AG	8,120	Equity

Global Equity	Bank of America Corp.	3,558	Equity
	Bank of America Corp.	2,578	Debt
	State Street Bank & Trust Co.	1,616	Equity

Global Real Estate	JP Morgan Chase & Co.	13	Debt
	Morgan Stanley Co., Inc.	434	Debt
	State Street Bank & Trust Co.	5,286	Debt
	Wachovia Securities LLC	419	Debt

Global Social Awareness	Bank of America Corp.	1,497	Equity
	Barclay’s Bank PLC.	779	Equity
	Citigroup, Inc.	544	Equity
	Credit Suisse First Boston	982	Equity
	JP Morgan Chase & Co.	3,340	Equity
	State Street Bank & Trust Co.	2,720	Debt
	State Street Bank & Trust Co.	384	Equity
	Bank of New York Mellon Corp.	1,185	Equity
	UBS Finance, Inc.	4,000	Debt
	UBS Finance, Inc.	794	Equity

Global Strategy	Bank of New York Mellon Corp.	1,719	Equity

Government Securities	Goldman Sachs & Co.	978	Debt

Growth & Income	Bank of America Corp.	2,236	Equity
	Citigroup, Inc.	707	Equity
	JP Morgan Chase & Co.	1,524	Equity
	State Street Bank & Trust Co.	984	Debt

Growth	Bank of New York Mellon Corp.	680	Equity
	Goldman Sachs Group, Inc.	5,384	Equity
	Morgan Stanley Co., Inc.	548	Equity
	State Street Bank & Trust Co.	3,388	Debt

Inflation Protected	BNP Paribas Securities Corp.	791	Debt
	Citigroup, Inc.	3,273	Debt
	Goldman Sachs & Co.	4,621	Debt

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			Debt or
Fund	Broker Dealer	Value (000’s)	Equity
	Morgan Stanley Co., Inc.	2,155	Debt
	State Street Bank & Trust Co.	21,577	Debt

International Equities	Barclay’s Bank PLC.	4,198	Equity
	Credit Suisse First Boston	2,847	Equity
	State Street Bank & Trust Co.	12,430	Debt
	UBS AG	2,425	Equity

International Government Bond	Bank of America Corp.	705	Debt
	Barclay’s Bank PLC.	499	Debt
	Citigroup, Inc.	671	Debt
	Morgan Stanley Co., Inc.	557	Debt
	State Street Bank & Trust Co.	5,172	Debt

International Growth I	State Street Bank & Trust Co.	13,558	Debt
	UBS AG	490	Debt

Large Cap Core	Bank of America Corp.	1,048	Equity
	Goldman Sachs & Co.	2,696	Equity
	JP Morgan Chase & Co.	2,735	Equity
	State Street Bank & Trust Co.	1,883	Equity
	State Street Bank & Trust Co.	2,711	Debt

Large Capital Growth	Goldman Sachs Group, Inc.	5,673	Equity
	State Street Bank & Trust Co.	6,884	Debt

Mid Cap Index	State Street Bank & Trust Co.	2,972	Debt

Mid Cap Strategic Growth	State Street Bank & Trust Co.	6,200	Debt

Money Market I	Bank of America Corp.	23,500	Debt
	Barclays Capital, Inc.	15,500	Debt
	Citigroup, Inc.	7,412	Debt
	Deutsche Bank AG	15,895	Debt
	JP Morgan Chase & Co.	13,996	Debt
	RBC Capital Markets	7,498	Debt
	State Street Bank & Trust Co.	5,999	Debt
	UBS Finance, Inc.	93,922	Debt

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			Debt or
Fund	Broker Dealer	Value (000’s)	Equity
Nasdaq-100 Index	State Street Bank & Trust Co.	2,975	Debt

Science & Technology	State Street Bank & Trust Co.	16,560	Debt

Small Cap Aggressive Growth	State Street Bank & Trust Co.	2,084	Debt

Small Cap	State Street Bank & Trust Co.	3,174	Debt

Small Cap Index	State Street Bank & Trust Co.	2,517	Debt

Small Cap Special Values	Bank of America Corp.	3,818	Debt
	State Street Bank & Trust Co.	5,962	Debt

Small-Mid Growth	State Street Bank & Trust Co.	2,115	Debt

Stock Index	Bank of America Corp.	26,394	Equity
	Bank of New York Mellon Corp.	9,770	Equity
	Citigroup, Inc.	6,235	Equity
	Goldman Sachs Group, Inc.	22,235	Equity
	JP Morgan Chase & Co.	42,442	Equity
	Morgan Stanley Co., Inc.	11,328	Equity
	State Street Bank & Trust Co.	6,870	Equity
	State Street Bank & Trust Co.	2,944	Debt

Value	Bank of America Corp.	1,442	Equity
	Goldman Sachs & Co.	3,488	Equity
	JP Morgan Chase & Co.	4,115	Equity
	Morgan Stanley Co., Inc.	951	Equity
	State Street Bank & Trust Co.	10,077	Debt
Occasions may arise when one or more of the Funds or other accounts that may be considered affiliated persons of the Funds under the 1940 Act desire to purchase or sell the same portfolio security at approximately the same time. Specifically, such written procedures provide that in allocating purchase and sale transactions made on a combined basis the parties will seek to achieve the same net unit price of securities for each Fund or other account and to allocate as nearly as practicable, such transactions on a pro-rata basis substantially in proportion to the amounts ordered to be purchased and sold by each Fund or other account. In some cases, this procedure could have an adverse effect on the price or quantity of securities available to the Funds. However, the Funds may, alternatively, benefit from lower broker’s commissions and/or correspondingly lower costs for brokerage and research services by engaging in such combined transactions. In the Sub-adviser’s opinion, the results of this procedure will, on the whole, be in the best interest of each Fund.

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OFFERING, PURCHASE, AND REDEMPTION OF FUND SHARES
Shares of the Funds are sold in a continuous offering. Pursuant to a distribution agreement, American General Distributors, Inc. (“AGDI”) acts without remuneration as VC I’s agent in the distribution of Fund shares to the VALIC separate accounts, separate accounts of other life insurance companies that may or may not be affiliated with VALIC, and, subject to applicable law, to qualified pension and retirement plans and individual retirement accounts outside of the separate account context. AGDI’s address is the same as that of VALIC.
The distribution agreement between AGDI and VC I provides that it shall continue in force from year to year, provided that such continuance is approved at least annually (a) (i) by the Board of Directors of VC I, or (ii) by vote of a majority of VC I’s outstanding voting securities (as defined in the 1940 Act) and (b) by the affirmative vote of a majority of VC I’s Directors who are not “interested persons” (as defined in the 1940 Act) of VC I by votes cast in person at a meeting called for such purpose. The distribution agreement may be terminated at any time, without penalty, by a vote of the Board of Directors of VC I or by a vote of a majority of the outstanding voting securities of VC I, or by AGDI, on sixty days’ written notice to the other party. The distribution agreement also provides that it shall automatically terminate in the event of its assignment.
Pursuant to the distribution agreement, AGDI pays promotional and advertising expenses and the cost of printing prospectuses used to offer and sell shares of VC I (after typesetting and printing the copies required for regulatory filings by VC I). Promotional and advertising expenses include any expense related to distribution of shares of the Funds or attributable to any activity primarily intended to result in the sale of shares, including, for example, the preparation, printing, and distribution of advertising and sales literature (including reports to shareholders used as sales literature). VALIC reimburses AGDI for these expenses. Thus all such expenses incurred by AGDI are passed directly on to VALIC. VC I pays all expenses related to the registration of Fund shares under federal and state laws, including registration and filing fees, the cost of preparing the prospectus for such purpose, and related expenses of outside legal and auditing firms.
AGDI has adopted a code of ethics with similar terms and conditions to VALIC’s and VC I’s, as described in the Statement of Additional Information.
Payments of surrender values, as well as lump sum payments available under the annuity options of the Contracts, may be suspended or postponed at any time when redemption of shares is suspended. Normally, VC I redeems Fund shares within seven days when the request is received in good order, but may postpone redemptions beyond seven days when: (i) the New York Stock Exchange is closed for other than weekends and customary holidays, or trading on the New York Stock Exchange becomes restricted; (ii) an emergency exists making disposal or valuation of a Fund’s assets not reasonably practicable; or (iii) the SEC has so permitted by order for the protection of VC I’s shareholders.
VC I normally redeems Fund shares for cash. Although VC I, with respect to each Fund, may make full or partial payment by assigning to the separate accounts investing in VC I portfolio securities at their value used in determining the redemption price (i.e., by redemption-in-kind), VC I, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election on Form 18f-1. Pursuant to this election, VC I has committed to pay the separate accounts, in cash, all redemptions made during any 90 day period, up to the lesser of $250,000 or 1% of VC I’s net asset value. The securities to be paid in-kind to the separate accounts will be selected in such manner as the Board of Directors deems fair and equitable. In such cases, the separate accounts would incur brokerage expenses should they wish to liquidate these portfolio securities.
All shares are offered for sale and redeemed at net asset value. Net asset value per share is determined by dividing the net assets of a Fund by the number of that Fund’s outstanding shares at such time.
DETERMINATION OF NET ASSET VALUE
Shares of the Funds are valued at least daily as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern time). Each Fund calculates the net asset value of its shares by dividing the total value of its net assets by the number of shares outstanding. The days and times of such computation may, in the future, be changed by the Directors in the event that the portfolio securities are traded in significant amounts in markets other

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than the New York Stock Exchange, or on days or at times other than those during which the New York Stock Exchange is open for trading.
Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.
As of the close of regular trading on the New York Stock Exchange, securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, a portfolio uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of securities. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U. S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the New York Stock Exchange. A Fund may also fair value securities in other situations, for example, when a particular foreign market is closed but the Fund is open. For foreign equity securities, a Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.
Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers. Securities for which market quotations are not readily available are valued as determined pursuant to procedures adopted in good faith by the Board of Directors.
Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.
Future contracts and options traded on national securities exchanges are valued as of the close of the exchange upon which they trade. Forward contracts are valued at the 4:00 p.m. Eastern Time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Mutual funds held by a Fund are valued at the net assets value (market value) of the underlying fund.
For the Money Market I Fund, securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium. In accordance with rule 2a-7 under the 1940 Act, the Board has adopted procedures intended to stabilize the Money Market I Fund’s net asset value per share at $1.00. These procedures include the determination, at such intervals as the Board deems appropriate and reasonable in light of current market conditions, of the extent, if any, to which the Money Market I Fund’s market-based net asset value per share deviates from the its amortized cost per share. The calculation of such deviation is referred to as shadow pricing. For purposes of these market-based valuations, securities for which market quotations are not readily available are fair valued, as determined pursuant to procedures adopted in good faith by the Board.

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Securities for which market quotations are not readily available or if a development/significant event occurs, that may significantly impact the value of the security, then these securities are valued, as determined pursuant to procedures adopted in good faith by the Board of Directors. There is no single standard for making fair value determinations, which may result in prices that vary from those of other Funds. The fair value of all other assets is added to the value of securities to arrive at a Fund’s total assets.
ACCOUNTING AND TAX TREATMENT
Under the Internal Revenue Code (the “Code”), each Fund is treated as a separate regulated investment company if qualification requirements are met. To qualify as a regulated investment company, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers of which 20% or more of the voting stock is held by the Fund and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.
Although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Fund investments in partnerships, including in qualified publicly traded partnerships, may result in the Fund’s being subject to state, local or foreign income, and franchise or withholding tax liabilities.
So long as a Fund qualifies as a regulated investment company, such Fund will not be subject to federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends. Dividends from net investment income and capital gain distributions, if any, are paid annually. All distributions are reinvested in shares (of the same class) of the Fund at net asset value unless the transfer agent is instructed otherwise by the owner of the shares.
If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net long-term capital gains, will be taxable to shareholders as dividend income. Moreover, if a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year. Further, if a Fund should fail to

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qualify as a regulated investment company, such Fund would be considered as a single investment, which may result in Contracts invested in that Fund not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the Contract would be taxed currently to the holder, and the contract would remain subject to taxation as ordinary income thereafter, even if it became adequately diversified.
Generally, a regulated investment company must timely distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid imposition of a nondeductible 4% excise tax. However, the excise tax generally does not apply to regulated investment companies whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. In order to avoid imposition of the excise tax, each Fund intends to qualify for this exemption or to comply with the calendar year distribution requirement.
In addition, each Fund intends to comply with the diversification requirements of Section 817(h) of the Code, which relate to the tax-deferred status of the Separate Accounts. To comply with Treasury Department regulations promulgated under Section 817(h) of the Code, each Fund will be required to diversify its investments so that on the last day of each calendar quarter or within 30 days thereafter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the U.S. Treasury and of each U.S. government agency or instrumentality are treated as securities of separate issuers. In certain circumstances, each Separate Account will “look-through” its investment in qualifying regulated investment companies, partnerships or trusts and include its pro rata share of the investment companies’ investments in determining if it satisfies the diversification rule of Section 817(h). An alternative asset diversification test may be satisfied under certain circumstances.
A Fund may sell its shares directly to separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans; if a Fund were to sell its shares to other categories of shareholders, the Fund may fail to comply with applicable Treasury requirements regarding investor control. If a Fund should fail to comply with the diversification requirements of Section 817(h) or with the investor control requirements, the contract owner would be treated as the owner of the shares and the contracts invested in the Fund would not be treated as annuity, endowment or life insurance contracts under the Code and all income and gain earned in past years and currently inside the contracts would be taxed currently to the holders, and income and gain would remain subject to taxation as ordinary income thereafter.
Since the shares of the Funds are offered only in connection with the Contracts, no discussion is set forth herein as to the U.S. federal income tax consequences at the contract holder level. For information concerning the U.S. federal income tax consequences to purchasers of the Contracts, see the Prospectus for such contracts. Purchasers of the Contracts should consult their tax advisors regarding specific questions as to federal, state and local taxes.
A Fund may invest in debt securities issued at a discount or providing for deferred interest, which may result in income to the Fund equal, generally, to a portion of the excess of the face value of the securities over the issue price thereof (“original issue discount”) each year that the securities are held, even though the Fund receives no actual interest payments thereon. Original issue discount is treated as income earned by a Fund and, therefore, is subject to distribution requirements of the Code applicable to regulated investment companies. Since the original issue discount income earned by a Fund in a taxable year may not be represented by cash income, the Fund may have to dispose of securities, which it might otherwise have continued to hold, or borrow to generate cash in order to satisfy its distribution requirements. In addition, a Fund’s investment in foreign currencies or foreign currency denominated or referenced debt securities and contingent payment or inflation-indexed debt instruments also may accelerate the Fund’s recognition of taxable income in excess of cash generated by such investments.
Options, forward contracts, futures contracts and foreign currency transactions entered into by a Fund will be subject to special tax rules. These rules may accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and/or convert short-term capital losses into long-term capital losses. As a result, these rules could affect the amount, timing and character of distributions by a Fund.

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In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.
Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from sales of currencies or dispositions of debt securities or certain forward contracts, futures contracts, options or similar financial instruments denominated in a foreign currency or determined by reference to the value of one or several foreign currencies also are treated as ordinary income or loss.
REITs in which Funds invest may hold residual interests in REMICs. Certain types of income received by these Funds from REITs, REMICs, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To shareholders of these Funds, such excess inclusion income may (1) constitute taxable income, as unrelated business taxable income; (2) not be offset by otherwise allowable deductions for tax purposes; (3) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (4) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are shareholders of the Fund.
The Code includes special rules applicable to the listed non-equity options, regulated futures contracts, and options on futures contracts that a Fund may write, purchase or sell. Such options and contracts are classified as Section 1256 contracts under the Code. The character of gain or loss resulting from the sale, disposition, closing out, expiration or other termination of Section 1256 contracts, except forward foreign currency exchange contracts, is generally treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (“60/40 gain or loss”). Such contracts, when held by a Fund at the end of a fiscal year, generally are required to be treated as sold at market value on the last day of such fiscal year for Federal income tax purposes (“marked-to-market”). Over-the-counter options are not classified as Section 1256 contracts and are not subject to the marked-to-market rule or to 60/40 gain or loss treatment. Any gains or losses recognized by a Fund from transactions in over-the-counter options written by a Fund generally constitute short-term capital gains or losses. Any gain or loss recognized by a Fund from transactions in over-the-counter options purchased by such Fund generally has the same character as the property to which the option relates as in the hands of such Fund (or would have if acquired by the Fund). When call options written, or put options purchased, by a Fund are exercised, the gain or loss realized on the sale of the underlying securities may be either short-term or long-term, depending on the holding period of the securities. In determining the amount of such gain or loss, the sales proceeds are reduced by the premium paid for the over-the-counter puts or increased by the premium received for over-the-counter calls.
A substantial portion of a Fund’s transactions in options, futures contracts and options on futures contracts, particularly its hedging transactions, may constitute “straddles” which are defined in the Code as offsetting positions with respect to personal property. A straddle in which at least one (but not all) of the positions is a Section 1256 contract would constitute a “mixed straddle” under the Code. The Code generally provides with respect to straddles (i) “loss deferral” rules which may postpone recognition for tax purposes of losses from certain closing purchase transactions or other dispositions of a position in the straddle to the extent of unrealized gains in the offsetting position, (ii) “wash sale” rules which may postpone recognition for tax purposes of losses where a position is sold and a new offsetting position is acquired within a prescribed period, (iii) “short sale” rules which may terminate the holding period of securities owned by a Fund when offsetting positions are established and which may convert certain losses from short-term to long-term, and (iv) “conversion transaction” rules which may treat all or a portion of the gain on a transaction as ordinary income rather than as capital gains. The Code provides that certain elections may be made for mixed straddles that can alter the character of the capital gain or loss recognized upon disposition of positions which form part of a straddle. Certain other elections also are provided in the Code; no determination has been reached to make any of these elections.
Code Section 1259 requires the recognition of gain if a Fund makes a “constructive sale” of an appreciated financial position (e.g., stock). A Fund generally will be considered to make a constructive sale of an appreciated financial position if it sells the same or substantially identical property short, enters into a futures or Forward Contract to deliver the same or substantially identical property, or enters into certain other similar transactions.

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Under the “wash sale” rule, losses incurred by a Fund on the sale of (or on a contract or option to sell) stock, or securities are not deductible if, within a 61-day period beginning 30 days before and ending 30 days after the date of the sale, the Fund acquires or has entered into a contract or option to acquire stock or securities that are substantially identical. In such a case, the basis of the stock or securities acquired by the Fund will be adjusted to reflect the disallowed loss.
In general, gain or loss on a short sale, to the extent permitted, is recognized when a Fund closes the sale by delivering the borrowed property to the lender, not when the borrowed property is sold. Gain or loss from a short sale is generally considered as capital gain or loss to the extent that the property used to close the short sale constitutes a capital asset in the Fund’s hands. Except with respect to certain situations where the property used by a Fund to close a short sale has a long-term holding period on the date of the short sale, special rules would generally treat the gains on short sales as short-term capital gains. These rules may also terminate the running of the holding period of “substantially identical property” held by a Fund. Moreover, a loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by a Fund for more than one year. In general, a Fund will not be permitted to deduct payments made to reimburse the lender of securities for dividends paid on borrowed stock if the short sale is closed on or before the 45th day after the short sale is entered into.
As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.
A “passive foreign investment company” (“PFIC”) is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If a Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any “excess distribution” received on the stock or on any gain from disposition of the stock (collectively, the “PFIC income”), plus a certain interest charge, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. A Fund may make a mark-to-market election with respect to any stock it holds of a PFIC, if such stock is marketable (as defined by the Code for purposes of such election). For these purposes, all stock in a PFIC that is owned directly or indirectly by a regulated investment company is treated as marketable stock. If the election is in effect, at the end of the Fund’s taxable year, the Fund will recognize annually the amount of mark-to-market gains, if any, with respect to PFIC stock as ordinary income. No ordinary loss will be recognized on the marking to market of PFIC stock, except to the extent of gains recognized in prior years. Alternatively, a Fund may elect to treat any PFIC in which it invests as a “qualified electing fund,” in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in its income each year its pro rata share of the qualified electing fund’s annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above. In order to make this election, a Fund would be required to obtain certain information from the PFIC, which, in many cases, may be difficult to do.
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which a Fund will be subject, since the amount of the Fund assets to be invested in various countries is not known. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, state and local taxes.

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OTHER INFORMATION
Shareholder Reports
Annual Reports containing audited financial statements of VC I and Semiannual Reports containing unaudited financial statements, as well as proxy materials, are sent to Contract Owners, annuitants, or beneficiaries as appropriate. The Annual Report is incorporated by reference into this Statement of Additional Information.
Voting and Other Rights
VC I has an authorized capitalization of 29 billion shares of common stock, $0.01 par value per share. The shares are authorized to be issued in 33 classes comprising 750 million to 1 billion shares each. Each of the 33 classes of stock corresponds to one of the Funds and represents an ownership interest in that Fund.
Each outstanding share has one vote on all matters that shareholders vote on. Contract or Plan participants vote on these matters indirectly by voting their units or IRA owners vote their units directly. The way participants vote their units depends on their Contract or Plan. See “Voting Rights” in your Contract prospectus or Plan document for a discussion of the manner in which shares of the Fund are voted. See your Contract prospectus or Plan document for specific details. When a matter comes up for vote, the separate account will vote its shares in the same proportion as the unit votes it actually receives. If VALIC determines that it may, under the current interpretation of the 1940 Act, vote shares directly instead of voting through its units, it may decide to vote that way.
Maryland law does not require VC I to hold regular, annual shareholder meetings. However, VC I must hold shareholder meetings on the following matters: (a) to approve certain agreements as required by the 1940 Act; (b) to change fundamental investment restrictions in the Investment Restriction section, above; and (c) to fill vacancies on VC I’s Board of Directors if the shareholders have elected less than a majority of the Directors.
Shareholders may call a meeting to remove a Director from the Board if at least 10% of the outstanding shares vote to have this meeting. Then, at the meeting, at least 67% of all the outstanding shares of all the Funds must vote in favor of removing the Director.
VC I will assist in shareholder communications.
VALIC Separate Account A (a registered separate account of VALIC) ownership of more than 25% of the outstanding shares may result in VALIC being deemed a controlling entity of each of those Funds as that term is defined in the 1940 Act. Such control will dilute the effect of the votes of other shareholders and Contract owners.
At May 31, 2009, VALIC, Western National Life Insurance Company (“WNLIC”) (formerly American International Group Annuity Insurance Company), and American General Life Insurance Company (“AGL”), through their insurance company separate accounts, owned over five percent of the outstanding shares of the following Funds (an asterisk denotes less than 5% ownership):

	VALIC	WNLIC	AGL
Asset Allocation Fund	100.00%	—	—
Blue Chip Growth Fund	99.98%	—	*
Broad Cap Value Income Fund	100.00%	—	—
Capital Conservation Fund	100.00%	—	—
Core Equity Fund	100.00%	—	—
Core Value Fund	99.97%	—	*
Foreign Value Fund	100.00%	—	—
Global Equity Fund	100.00%	—	—
Global Real Estate Fund	100.00%	—	—

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	VALIC	WNLIC	AGL
Global Social Awareness Fund	100.00%	—	—
Global Strategy Fund	100.00%	—	—
Government Securities Fund	96.93%	*	—
Growth Fund	100.00%	—	—
Growth & Income Fund	95.59%	*	—
Health Sciences Fund	99.95%	—	*
Inflation Protected Fund	100.00%	—	—
International Equities Fund	97.15%	*	*
International Government Bond Fund	100.00%	—	—
International Growth I Fund	100.00%	—	—
Large Cap Core Fund	100.00%	—	—
Large Capital Growth Fund	100.00%	—	—
Mid Cap Index Fund	98.57%	—	*
Mid Cap Strategic Growth Fund	100.00%	—	—
Money Market I Fund	78.29%	*	21.47%
Nasdaq-100® Index Fund	95.59%	—	*
Science & Technology Fund	99.77%	*	*
Small Cap Aggressive Growth Fund	100.00%	—	—
Small Cap Fund	100.00%	—	—
Small Cap Index Fund	98.81%	—	*
Small Cap Special Values Fund	100.00%	—	—
Small-Mid Growth Fund	100.00%	—	—
Stock Index Fund	96.60%	*	*
Value Fund	100.00%	—	—

*	Less than 5% ownership.
As of May 31, 2009, the other shareholders of the Funds included separate accounts sponsored by VALIC and its affiliates, IRAs and Plans. None of these other shareholders owned of record more than 5% of any Fund’s outstanding shares.
Proxy Voting Policies and Procedures
Proxy Voting Responsibility
VC I has adopted policies and procedures for the voting of proxies relating to portfolio securities. The policies and procedures were drafted according to recommendations by a proxy voting committee comprised of senior management of VC I and its adviser, VALIC. The policies and procedures enable each Fund to vote proxies in a manner consistent with the best interests of its shareholders.
VC I has retained a proxy voting service, the RiskMetrics Group (“RiskMetrics”), to effect votes on behalf of each Fund according to the Fund’s policies and procedures, and to assist each Fund with recordkeeping of proxy votes.

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Company Management Recommendations
When determining whether to invest in the securities of a particular company, one of the key factors the Portfolio Manager may consider is the quality and depth of the company’s management. In holding portfolio securities, each Fund is seeking to maximize the investment value for shareholders, but not necessarily exercise control over the issuers of portfolio securities or otherwise advance a particular social agenda. VC I’s policies and procedures therefore provide that the Funds will generally vote in support of management recommendations on most corporate matters. When a Fund’s Portfolio Manager is dissatisfied with a company’s management, the Fund typically will sell the holding.
Case-By-Case Voting Matters
Case-By-Case Voting Matters. The policies and procedures identify certain voting matters that will be decided on a case-by-case basis. In these circumstances, the proxy voting committee may generally rely on the guidance or a recommendation from the proxy voting service, but may also rely on other appropriate personnel of VALIC and/or the sub-adviser of a Fund, or other sources. In these instances, such person(s) will recommend the vote that will maximize value for, and is in the best interests of, the Fund’s shareholders.
Examples of a Fund’s Positions on Voting Matters
Consistent with the approaches described above, the following are examples of a Fund’s voting positions on specific matters:
•	Vote on a case-by-case basis on proposals to increase authorized common stock;

•	Vote against the authorization of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock);

•	Vote on a case-by-case basis regarding finance, merger and acquisition matters;

•	Vote against most shareholder proposals;

•	Abstain from voting on social responsibility or environmental matters, unless the fund’s objective is directly related to the social or environmental matter in question;

•	Not vote proxies for index funds/portfolios and passively managed funds/portfolios; and

•	Vote on a case-by-case basis on equity compensation plans.
Conflicts of Interest. Members of the proxy voting committee will resolve conflicts of interest presented by a proxy vote. In practice, application of VC I’s proxy voting policies and procedures will in most instances adequately address any possible conflicts of interest, as the policies and procedures were pre-determined by the proxy voting committee, and votes are affected according to the policies and procedures by RiskMetrics, an independent third party.
However, if a situation arises where a vote presents a conflict between the interests of the Fund’s shareholders and the interests of VALIC, VC I’s principal underwriter, or one of VALIC’s or the underwriter’s affiliates, and the conflict is known to the proxy voting committee, the proxy voting committee will consult with a Director who is not an “interested” person, as that term is defined in the 1940 Act, time permitting, before casting the vote to ensure that the Fund votes in the best interests of its shareholders. Any individual with a known conflict may be required by the proxy voting committee to recuse himself or herself from being involved in the proxy voting decision. Senior management, including the proxy voting committee, will evaluate the situation and ensure that the Fund selects the vote that is in the best interests of the Fund’s shareholders.
Proxy Voting Records
RiskMetrics maintains records of voting decisions for each vote cast on behalf of the Funds. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 has been filed with the SEC on Form N-PX and is available (1) without charge, upon request, by calling VALIC, toll-free at 1-800-448-2542, and (2) on the SEC’s website at http://www.sec.gov.

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Disclosure of Portfolio Holdings Policies and Procedures
The Board of Directors of VC I has adopted policies and procedures relating to disclosure of the Funds’ portfolio securities. These policies and procedures prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds’ shares and other parties which are not employed by the Adviser or its affiliates. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its participants) are met, VC I does not provide or permit others to provide information about the Fund’s portfolio holdings on a selective basis.
VC I makes the Funds’ portfolio holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within seventy (70) days of the end of VC I’s fiscal quarter.
In addition, VC I generally makes publicly available on a periodic basis, information regarding a Fund’s top ten holdings (including name and percentage of a Fund’s assets invested in each holding) and the percentage breakdown of a Fund’s investments by country, sector and industry, as applicable. This information is generally made available through VALIC’s website, marketing communications (including printed advertising and sales literature), and/or VALIC’s telephone customer service centers. This information is generally not released until the information is at least 15 days old, unless otherwise approved by legal and compliance personnel. VALIC and its affiliates are not authorized to receive compensation or other consideration for the non-public disclosure of portfolio holdings information.
Before any non-public disclosure of information about a Fund’s portfolio holdings is permitted, the employee seeking to disclose such information must submit a written form to his or her department head requesting the release of non-public portfolio holdings information. The request must be submitted to the legal and compliance departments. VC I’s chief compliance officer and/or the Adviser’s legal counsel is responsible for authorizing the selective release of portfolio holding information. If the request is approved, VC I and the third party must execute a confidentiality agreement governing the third party’s duties with respect to the portfolio holdings information, which includes the duty to keep such information confidential and not to trade on such information.
VC I’s chief compliance officer and the Adviser’s legal counsel are responsible for determining whether there is a legitimate business purpose for the disclosure of such information and whether there are conflicts between the Funds’ participants and the Funds’ affiliates. To find that there is a legitimate business purpose, it must be determined that the selective disclosure of portfolio holdings information is necessary to the Funds’ operation or useful to the Funds’ participants without compromising the integrity or performance of the Funds.
At each quarterly meeting of the Board of Directors of VC I, the Board reviews a report disclosing third parties to whom the Funds’ portfolio holdings information has been disclosed and the purpose for such disclosure, and considers whether or not the release of information to such third parties is in the best interest of the Funds and its participants.
In the event a sub-adviser is engaged to assume sub-advisory duties of a Fund, VC I routinely discloses portfolio holdings information to such sub-adviser prior to its assumption of duties. VC I does not receive any compensation or other consideration from these arrangements for the release of the Funds’ portfolio holdings information.
Each of the below listed third parties have been approved to receive information concerning the Funds’ holdings: (1) PricewaterhouseCoopers, LLP (“PwC”), the Independent Registered Public Accountants; (2) RiskMetrics, proxy voting; (3) State Street Bank & Trust Company, Custodian; (4) Plexus Group, brokerage transaction analysis; (5) Morningstar and Lipper, database services; (6) RR Donnelley, financial printer, (7) Investment Company Institute, survey information; (8) Manhattan Creative Partners, Board of Director materials; and (9) Fluent Technologies, marketing materials. PwC is provided with entire portfolio holdings information during periods in which it reviews shareholder reports and regulatory filings, and does not publicly disclose this information. RiskMetrics receives entire portfolio holdings information on a weekly basis for the purpose of voting proxies on behalf of the Funds and does not publicly disclose this information. State Street Bank & Trust Company has daily access to the Funds’

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portfolio holdings information and does not publicly disclose this information. Plexus Group receives portfolio holdings information for the purpose of analyzing brokerage execution statistics approximately 15 days after the quarter end and does not publicly disclose this information. Lipper receives portfolio holdings information within 15 days of each month end and makes certain information available approximately 60 days after its receipt. Morningstar receives portfolio holdings information approximately 30 days after each month end and makes certain information available between five and 30 days after its receipt. RR Donnelley has access to our information approximately 30 days after the Funds’ fiscal quarter in preparation of shareholder reports and regulatory filings and does not make publicly disclose this information. The Investment Company Institute receives certain portfolio holdings information approximately 15 days after each calendar quarter and does not publicly disclose the information before the Funds’ release of such information. Manhattan Creative Partners has access to certain portfolio holdings information provided to the Board of Directors approximately thirty days after each quarter end, and does not publicly disclose this information. Fluent Technologies receives certain portfolio holdings information on a quarterly basis within 10 business days of each calendar quarter for the preparation of marketing materials, and does not publicly disclose this information.
In addition, Wellington Management discloses the portfolio holdings of the Fund it manages to the following third parties in connection with the services it provides to the Fund (subject to confidentiality agreements between Wellington Management and such third parties):
•	Brown Brothers Harriman & Co. performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis.

•	FactSet Research Systems, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Investment Technology Group, Inc. provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis.

•	Broadridge Financial Solutions provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis.

•	State Street Bank and Trust Company performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis.
Custody of Assets
Pursuant to a Custodian Contract with VC I, State Street, 225 Franklin Street, Boston, Massachusetts 02110, holds the cash and portfolio securities of VC I as custodian.
State Street is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of VC I, and performing other administrative duties, all as directed by persons authorized by VC I. State Street does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or VC I. Portfolio securities of the Funds purchased domestically are maintained in the custody of State Street and may be entered into the book entry systems of securities depositories. Pursuant to the Custodian Contract, portfolio securities purchased outside the United States will be maintained in the custody of various foreign branches of State Street and such other custodians, including foreign banks and foreign securities depositories.
State Street also acts as the VC I’s securities lending agent and receives a share of the income generated by such activities.
Index Funds
The Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the Fund nor any associated literature

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or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index(es). Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any product or person into consideration in determining, comprising or calculating the Index(es).
Frank Russell Company’s publication of the Index(es) in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index(es) is (are) based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the index(es) or any data included in the index(es). Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the index(es) or any data included therein, or any security (or combination thereof) comprising the index(es). Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including without means or limitation, any warranty of merchantability or fitness for a particular purpose with respect to the index(es) or any data or any security (or combination thereof) included therein.
The Stock Index Fund and the Mid Cap Index Fund are not sponsored, endorsed, sold or promoted by Standard & Poor’s Corporation (“S&P”). S&P makes no representation or warranty, express or implied, to VC I or its participants regarding the advisability of investing in securities generally or in the Stock Index Fund or Mid Cap Index Fund particularly or the ability of the S&P Index or the S&P Mid Cap 400® Index Fund to track general stock market performance. S&P has no obligation to take the need of VC I or VC I’s participants into consideration in determining, composing or calculating the S&P 500® Index or S&P Mid Cap 400® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Stock Index Fund or Mid Cap Index Fund or the timing of the issuance or sale of such Funds or in the determination or calculation of the equation by which such Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Funds.
S&P does not guarantee the accuracy and/or the completeness of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the series company from the use of the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500® Index or S&P Mid Cap 400® Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Nasdaq-100®, Nasdaq-100® Index, and Nasdaq® are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the Corporations) and are licensed for use by VC I. The product(s) have not been passed on by the Corporations as to their legality or suitability. The product(s) are not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE PRODUCT(S).
Independent Registered Public Accounting Firm
The Board of Directors has selected PricewaterhouseCoopers LLP, 1201 Louisiana, Suite 2900, Houston TX 77002-5678, to serve as the Independent Registered Public Accounting firm of VC I.

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MANAGEMENT OF VC I
The Board of Directors manages the business activities of VC I in accordance with Maryland law. The Board elects officers who are responsible for the day-to-day operations of VC I and who execute policies formulated by the Board. The names and ages of the Directors and officers of VC I, their addresses, present positions and principal occupations during the past five years are set forth below. The officers of VC I are elected by the Directors. Each officer holds office until the qualification and election of his or her successor. Each Director’s address is 2929 Allen Parkway, Houston, Texas 77019.
INDEPENDENT DIRECTORS

				Number of
				Portfolios
				In Fund
	Positions			Complex
	Held	Date		Overseen
Name and	With	Service	Principal Occupation (s)	by	Other Directorships Held
Date of Birth	Fund[1]	Began	During Past 5 Years	Director[2]	by Director[3]
THOMAS J. BROWN 12/24/45	Director	2005	Retired.	48

DR. JUDITH L. CRAVEN 10/06/45	Director	1998	Retired Administrator.	87	Director, Belo Corporation, a media company (1992-Present); Director, SYSCO Corporation, a food marketing and distribution company (1996-Present); Director, Luby’s Restaurant (1998-Present).

WILLIAM F. DEVIN Chairman, July 2005 12/30/38	Director and Chairman	2001	Retired.	88	Director, Boston Options Exchange (2001-Present)

DR. TIMOTHY J. EBNER 07/15/49	Director	1998	Professor and Head, Department of Neuroscience (1980-Present), and Visscher Chair of Physiology, University of Minnesota (1999-Present).	48	N/A

JUDGE GUSTAVO E. GONZALES, JR. 07/27/40	Director	1998	Attorney At Law, General Practice (2004-Present). Formerly, Municipal Court Judge, Dallas, Texas (1995-2004).	48	N/A

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				Number of
				Portfolios
				In Fund
	Positions			Complex
	Held	Date		Overseen
Name and	With	Service	Principal Occupation (s)	by	Other Directorships Held
Date of Birth	Fund[1]	Began	During Past 5 Years	Director[2]	by Director[3]
DR. JOHN W. LANCASTER 12/15/23	Director	1984	Pastor Emeritus (1990-Present) and formerly, Director of Planned Giving (1997-2005), First Presbyterian Church, Houston, Texas.	48	N/A

KENNETH J. LAVERY 12/30/49	Director	2001	Vice President of Massachusetts Capital Resources Company (1982-Present).	48	N/A

DR. JOHN E. MAUPIN, JR. 10/28/46	Director	1998	President, Morehouse School of Medicine, Atlanta, Georgia (2006-Present). Formerly, President, Meharry Medical College, Nashville, Tennessee (1994-2006).	48	Director, LifePoint Hospitals, Inc., hospital management (1999-Present); Director, HealthSouth, Corp., rehabilitation health care (2004-Present); and Director, Regions Financial Corp, bank holding company (2007-Present).

1	Directors serve until their successors are duly elected and qualified, subject to the Board’s retirement plan discussed below.

2	The term “fund complex” means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of VALIC. Fund Complex includes the VC I (33 funds), VALIC Company II (“VC II”) (15 funds), AIG Series Trust (3 funds), SunAmerica Money Market Funds, Inc. (2 funds), SunAmerica Equity Funds (9 funds), SunAmerica Income Funds (5 funds), SunAmerica Focused Series, Inc. (17 portfolios), Anchor Series Trust (9 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), Season Series Trust (24 portfolios), AIG Strategic Hedge Fund of Funds (1 fund) and Brazos Mutual Funds (4 funds).

3	Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies regulated under the 1940 Act.

INTERESTED DIRECTOR

Number of
Portfolios
	Positions			In Fund
	Held	Date		Complex
Name, Address and	With	Service	Principal Occupation (s)	Overseen by	Other Directorships Held
Date of Birth	Fund[1]	Began	During Past 5 Years	Director[2]	By Director[3]
PETER A. HARBECK Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 01/23/54	Director and Vice President	2001	President, CEO and Director, SAAMCo (1995-Present); Director, AIG SunAmerica Capital Services, Inc. (“SACS”) (1993-Present), Chairman, President and CEO, AIG Advisor Group, Inc. (2004-Present).	96	N/A

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OFFICERS

				Number of
				Portfolios In
	Positions	Date		Fund Complex	Other Directorships
Name, Address and	Held	Service	Principal Occupation (s)	Overseen by	Held
Date of Birth	With Fund	Began	During Past 5 Years	Director[2]	by Director[3]
KURT W. BERNLOHR 2919 Allen Parkway Houston, Texas 77019 05/27/1961	President and Principal Executive Officer	2009	President (2009-Present), VALIC Financial Advisors, Inc.; President (2009-President), VALIC Retirement Services Company; Senior Vice President (2009-Present), Vice President (2004-2009) and Associate General Counsel (2000-2004), VALIC.	N/A	N/A

GREGORY N. BRESSLER Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 11/17/66	Vice President	2005	Senior Vice President and General Counsel, SAAMCo (2005-Present); Vice President and Director of U.S. Asset Management Compliance,GSAM (2004-2005); Deputy General Counsel, Credit Suisse Asset Management, LLC (“CSAM”) (2000-2004).	N/A	N/A

NORI L. GABERT 2929 Allen Parkway Houston, TX 77019 08/15/53	Vice President, Chief Legal Officer and Secretary	2000	Vice President and Deputy General Counsel, (2005-Present) and Vice President and Senior Counsel (2001-2005), SAAMCo.	N/A	N/A

MATTHEW J. HACKETHAL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 12/31/71	Anti-Money Laundering Compliance Officer	2007	Chief Compliance Officer, SAAMCo (2006-Present); AML Compliance Officer, SunAmerica Fund Complex (2006-Present); Vice President, CSAM (2001-2005); Vice President and CCO, Credit Suisse Alternative Funds — Asset Management Division (2005-2006); Vice President, JPMorgan Chase & Co (08/2005-10/2005); Vice President, CSAM (2001-2005)	N/A	N/A

DONNA M. HANDEL Harborside Financial Center 3200 Plaza 5 Jersey City, NJ 07311-4992 06/25/66	Vice President and Assistant Treasurer	2001	Senior Vice President (2004-Present) and Vice President (1997-2004), SAAMCo.	N/A	N/A

GREGORY R. KINGSTON 2919 Allen Parkway Houston, Texas 77019 01/18/66	Treasurer and Principal Financial Officer	2000	Vice President, SAAMCo (2001-Present).	N/A	N/A

JOHN PACKS 99 High Street Boston, Massachusetts 02110 12/09/55	Vice President and Senior Investment Officer	2001	Senior Investment Officer, VALIC (2001-Present).	N/A	N/A

CYNTHIA A. SKREHOT 2929 Allen Parkway Houston, TX 77019 12/06/69	Vice President and Chief Compliance Officer	2002	Vice President, SAAMCo and VALIC (2002-Present).	N/A	N/A

THOMAS M. WARD 2919 Allen Parkway Houston, Texas 77019 11/07/66	Vice President	2008	Director, VALIC (1991-Present)	N/A	N/A

100

For the Funds and VC II, Independent Directors receive an annual retainer of $68,000 (Chairman receives an additional $35,000 retainer), and a meeting fee of $10,000 for each Board meeting and $2,500 for each special Board meeting attended in person and $625 for each Board meeting conducted by telephone. Audit and Governance Committee members receive $625 for each meeting attended held in conjunction with a Board Meeting; Committee Members receive $1,250 for each meeting attended not held in conjunction with a Board Meeting. Committee chairs receive an additional $275 for each Committee Meeting chaired held in conjunction with a Board Meeting; Committee chairs receive an additional $550 for each Committee Meeting chaired not held in conjunction with a Board Meeting.
VC I has an Audit Committee on which each of the Independent Directors serves with Dr. Lancaster as chairman and Mr. Brown as “Audit Committee Financial Expert.” The Audit Committee recommends to the Board the selection of independent auditors for VC I and reviews with such independent auditors the scope and results of the annual audit, reviews the performance of the accounts, and considers any comments of the independent auditors regarding VC I’s financial statements or books of account. The Audit Committee has a Sub-Committee to approve audit and non-audit services comprised of Dr. Lancaster, Dr. Ebner and Dr. Maupin. During the fiscal year ended May 31, 2009, the Audit Committee held 4 meetings. VC I has a Governance Committee which consists of all Independent Directors with Mr. Brown as chairman; elected and effective January 26, 2009. The Governance Committee recommends to the Board nominees for independent director membership, reviews governance procedures and Board composition, and periodically reviews director compensation. VC I does not have a standing compensation committee. During the fiscal year ended May 31, 2009, the Governance Committee held 3 meetings. VC I has a Compliance and Ethics Committee comprised of Ms. Craven, Mr. Lavery, Judge Gonzales and Dr. Maupin, which addresses issues that arise under the Code of Ethics for the Principal Executive and Principal Accounting Officers as well as any material compliance matters arising under Rule 38a-1 policies and procedures approved by the Board of Directors. During the fiscal year ended May 31, 2009, the Compliance and Ethics Committee held 1 meeting. VC I has a Brokerage Committee comprised of Mr. Devin (Chairman), Mr. Lavery, Judge Gonzales and Dr. Maupin, which reviews brokerage issues but does not meet on a formal basis. During the fiscal year ended May 31, 2009, the Brokerage Committee held 2 meetings.
The Independent Directors are reimbursed for certain out-of-pocket expenses by VC I. The Directors and officers of VC I and members of their families as a group, beneficially owned less than 1% of the common stock of each Fund outstanding as of May 31, 2009.
Director Ownership of Shares
The following table shows the dollar range of shares beneficially owned by each Director.
Independent Directors

		Aggregate Dollar Range of Equity
		Securities in All Registered Investment
	Dollar Range of Equity Securities in the	Companies Overseen by Director in
Name of Director	Fund[1]	Family[2]
Thomas J. Brown	$0	$0
Dr. Judith L. Craven	0	0
William F. Devin	0	0
Dr. Timothy J. Ebner	0	0
Judge Gustavo E. Gonzales, Jr.	0	0
Dr. John W. Lancaster	0	0
Kenneth J. Lavery	0	0
Dr. John E. Maupin, Jr.	0	0

[1]	Includes the value of shares beneficially owned by each Director in VC I as of May 31, 2009.

[2]	Includes VC I (33 series) and VC II (15 series).

101

Interested Director

		Aggregate Dollar Range of Equity
		Securities in All Registered Investment
	Dollar Range of Equity Securities in the	Companies Overseen by Director in
Name of Director	Fund	Family
Peter A. Harbeck	0	0
As of May 31, 2009, no Independent Directors or any of their immediate family members owned beneficially or of record any securities in VALIC or any person other than a registered investment company, directly or indirectly, controlling, controlled by or under common control with such entities.
Compensation of Independent Directors
The following table sets forth information regarding compensation and benefits earned by the Independent Directors for the fiscal year ending May 31, 2009. Interested Directors are not eligible for compensation or retirement benefits and thus, are not shown below.
Compensation Table
Fiscal Year Ended May 31, 2009

		Pension or Retirement Benefits	Total Compensation From
	Aggregate Compensation	Accrued As Part of Fund	Fund Complex Paid to
Name of Director	from Series Company	Expenses(1)	Directors
Thomas J. Brown	$78,221	$—	$126,750
Dr. Judith L. Craven(2)	76,955	218,959	245,908
William Devin(2)	101,908	282,533	276,742
Dr. Timothy Ebner(3)	65,645	—	107,206
Judge Gustavo E. Gonzales(3)	70,842	178,464	115,200
Dr. John W. Lancaster	77,607	150,417	126,600
Kenneth J. Lavery	78,713	65,342	128,000
Ben H. Love(4)	41,828	124,075	68,300
Dr. John E. Maupin, Jr.	77,724	103,461	126,750

(1)	All current Directors would earn ten or more years of service as of their normal retirement date. Complete years of services earned as of May 31, 2009, are as follows: Drs. Craven, Ebner, Lancaster, Maupin and Judge Gonzales — 10 or greater; Messrs. Devin and Lavery - 8 years, Mr. Brown — approximately 4 years.

(2)	Includes VC I, VC II, SunAmerica Senior Floating Rate Fund, SunAmerica Income Funds, SunAmerica Equity Funds, SunAmerica Focused Series, AIG Series Trust, SunAmerica Focused Alpha Growth Fund, Inc., SunAmerica Focused Alpha Large Cap Fund, Inc. and SunAmerica Money Market Funds.

(3)	Dr. Ebner and Judge Gonzales have chosen to defer a portion of compensation under the Deferred Compensation Plan discussed below. As of May 31, 2009, the current value of the deferred compensation is $72,521 and $45,576 for Dr. Ebner and Mr. Gonzales, respectively.

(4)	Retired October 21, 2008.

Effective January 1, 2001, the Board approved a Deferred Compensation Plan (the “Deferred Plan”) for its Independent Directors who are not officers, directors, or employees of VALIC or an affiliate of VALIC. The purpose of the Deferred Plan is to permit such Independent Directors to elect to defer receipt of all or some portion of the fees payable to them for their services to VC I, therefore allowing postponement of taxation of income and tax-deferred growth on the earnings. Under the Deferred Plan, an Independent Director may make an annual election to defer all or a portion of his/her future compensation from Series Company.
Prior to December 31, 2008, VC I offered Independent Directors a retirement plan (“Retirement Plan”) with benefits based upon the director’s years of service and compensation at the time of retirement. Effective December 31, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active participants as of December 31, 2008 and (2) permit active participants to elect to receive a distribution of their entire Retirement Plan account balance in April 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

102

With respect to the Retirement Plan while in effect, VC I is responsible for the payment of the retirement benefits as well as all expenses of administration of the Retirement Plan. Generally, benefits vested under the Retirement Plan are payable for a ten-year period. In the event of a Director’s death prior to complete distribution of benefits, the Director’s beneficiary or estate will be entitled to receive installments or a discounted lump-sum payment of the remaining benefits. Additional years of service will not increase benefits. Estimated benefits are shown below.
Pension Table — Estimated Benefits at Normal Retirement
Years of Service at Retirement

Compensation	5 Years					10 or More
at Retirement	and Under	6 Years	7 Years	8 Years	9 Years	Years
$20,000	$10,000	$12,000	$14,000	$16,000	$18,000	$20,000
$30,000	$15,000	$18,000	$21,000	$24,000	$27,000	$30,000
$40,000	$20,000	$24,000	$28,000	$32,000	$36,000	$40,000
$50,000	$25,000	$30,000	$35,000	$40,000	$45,000	$50,000
$60,000	$30,000	$36,000	$42,000	$48,000	$54,000	$60,000
$70,000	$35,000	$42,000	$49,000	$56,000	$63,000	$70,000
To determine the estimated benefits at retirement, first find the amount of compensation at retirement (on the left) and then follow that line to the years of service at retirement. For example, a Director earning $40,000 upon retirement with 8 years of service would receive an estimated benefit of $32,000 per year for a ten-year period.

103

APPENDIX A
Description of Corporate Bond Ratings
Moody’s Investors Service, Inc.’s corporate bond ratings are as follows:
Aaa — Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa — Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa — Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Ba — Bonds which are rated Ba are judged to have speculative elements and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B — Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa — Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca — Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C — Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Note: Moody’s may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.
Standard & Poor’s Corporation classifications are as follows:
AAA — This is the highest rating assigned by Standard & Poor’s to a financial obligation and indicates an extremely strong capacity to meet its financial commitment.
AA — An obligation rated “AA” differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB — Obligations rated “BBB” exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB-B-CCC-CC — Obligations rated “BB”, “B”, “CCC” and “CC” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “CC” a higher degree of speculation. While such obligations will likely have some quality and protective characteristics, they may be outweighed by large uncertainties or major exposures to adverse conditions.
C — The rating C is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI — The rating CI is reserved for income bonds on which no interest is being paid.
D — Debt rated D is in default. The D rating is assigned on the day an interest or principal payment is missed. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.
Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion. The investor should exercise judgment with respect to such likelihood and risk.
L — The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp. and interest is adequately collateralized.
* Continuance of the rating is contingent upon Standard & Poor’s receipt of an executed copy of the escrow greement or closing documentation confirming investments and cash flows.
NR — Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.
Debt Obligations of Issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the credit-worthiness of the obligor but do not take into account currency exchange and related uncertainties.
Description of Commercial Paper Ratings
Moody’s Commercial Paper Ratings
The term “commercial paper” as used by Moody’s means promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representations as to whether such commercial paper is by any other definition “commercial paper” or is exempt from registration under the Securities Act.
Moody’s commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s makes no representation that such obligations are exempt from registration under the Securities Act, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

•	Leading market positions in well established industries

•	High rates of return on funds employed

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation

•	Well established access to a range of financial markets and assured sources of alternate liquidity.
Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.
Issuers rated Not Prime do not fall within any of the Prime rating categories.
If an issuer represents to Moody’s that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody’s evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody’s makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.
The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer’s industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The rating is described by S&P as the investment grade category, the highest rating classification. Relative strength or weakness of the above factors, determine whether the issuer’s commercial paper is rated A-1, A-2 or A-3.
Among the factors considered by Moody’s in assigning commercial paper ratings are the following: (i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer’s products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years; (vii) financial strength of a parent company and the relationships which exist with the issuer; and (viii) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in strengths and weaknesses in respect of these criteria establish a rating in one of three classifications.
Description of Standard & Poor’s Commercial Paper Ratings.
A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of not more than 365 days. Ratings are graded into four categories, ranging from “A” for the highest quality obligations to “D” for the lowest.
A — Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.
A-1 — This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues designated “A-1” that are determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2 — Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3 — Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effect of changes in circumstances than obligations carrying the higher designations.
B — Issues rated “B” are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.
C — This rating is assigned to short-term debt obligations with a doubtful capacity for payment.
D — This rating indicates that the issue is either in default or is expected to be in default upon maturity.
The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

APPENDIX B
INVESTMENT PRACTICES

Global
	Asset	Blue Chip	Broad Cap	Capital	Core	Core	Foreign	Global	Global Real	Social	Global
	Allocation	Growth	Value Income	Conservation	Equity	Value	Value	Equity	Estate	Awareness	Strategy
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	N	Y	Y	Y	N	Y	Y	Y	N
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

Depositary Receipts	Y	Y	Y	Y	Y	Y	Y	Y(25%)	Y	Y	Y

Equity Securities	Y	Y	Y (>=80%)	Y(10%)	Y(>=80%)	Y	Y	Y(>=80%)	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y(>=80%)	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks — Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks — Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	Y	Y	Y	Y	N	Y	Y	Y	Y	Y	Y
Warrants/rights	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y(10%)	Y(5%)	Y(75%)	Y	Y	Y(10%)	Y(20%)	Y	Y	Y(30%) (add’l 10% in defaulted secs)
Inflation indexed bonds	N	N	N	N	N	N	Y	N	Y	N	Y
Junk bonds	Y	Y (5%)	Y(5%)	N	N	Y	Y(5%)	Y(5%)	Y(10%)	N	Y(40%)
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(35%)	Y(20%)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y(>=80%)	Y(100%)	Y (75%)	Y(60%)	Y(100%)
Equity securities	Y	Y	Y	N	Y	Y	Y	Y(>=80%)	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	Y	N	Y(20%)	N	Y	Y	Y(25%)	Y	Y	Y(50%)
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y	Y	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y	N	Y	Y	N	Y	Y	N	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y(15%)	Y	N	Y(15%)	Y	Y	N	Y	Y	Y	N
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	N	Y(5%)	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMOs	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

Global
	Asset	Blue Chip	Broad Cap	Capital	Core	Core	Foreign	Global	Global Real	Social	Global
	Allocation	Growth	Value Income	Conservation	Equity	Value	Value	Equity	Estate	Awareness	Strategy
Commercial mort-backed secs.	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	Y	Y	Y	N	Y	Y	N	N	Y
Options and Futures Contracts	Y	Y(25%)	N	Y	Y(10%)	Y	Y(5%)	Y(20%)	Y	Y (5%)	Y(5%)
Options on securities/indexes	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	N	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	N	Y	N	Y	N	N	Y	Y	Y	N	Y
Unlisted options	N	Y	N	Y	Y	N	Y	Y	Y	N	Y
Other Investment Companies (and ETFs)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y(15%)	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y(25%)	Y	Y	Y
Reverse Repurchase Agreements	N	Y	Y	N	Y	N	Y	Y	Y	N	Y
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	N	Y	Y	Y	Y
Short Sales (Naked)	Y(5%)	N	N	Y(5%)	N	N	N	N	Y	N	N
Swap Agreements	Y	N	Y(5%)	Y(5%)	N	N	Y(5%)	Y(20%)	Y	N	Y(5%)
Credit default swaps	Y(10%)	N	N	Y	N	N	N	N	Y	N	N
Currency exchange rate swaps	Y	N	N	Y	N	N	N	Y	Y	N	N
Interest rate swaps	Y	N	N	Y	N	N	N	Y	Y	N	N
Total return swaps (equity)	N	N	Y	N	N	N	Y	Y	Y	N	Y
Unseasoned Issuers	Y (10%)	Y	N	Y (10%)	N	Y	Y	Y	Y	N	Y
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

							International			Large
	Government		Growth &	Health	Inflation	International	Government	International	Large Cap	Capital	Mid Cap
	Securities	Growth	Income	Sciences	Protected	Equities	Bond	Growth I	Core	Growth	Index
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	N	Y	Y	Y	Y	Y	N	Y	Y	Y	N
Depositary Receipts	Y	Y	Y	Y(20%)	Y	Y	Y	Y	Y	Y(25%)	Y
Equity Securities	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y(>=80%)	Y
Common Stocks — Mid-Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y(>=80%)
Common Stocks — Small Cap Issuers	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Preferred Stocks	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	N
Warrants/rights	Y	Y	Y	Y	Y	Y	N	Y	N	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y(>=80%)	Y	Y	Y	Y(>=80%)	Y	Y(>=80%)	Y	Y(20%)	Y	Y
Inflation indexed bonds	N	N	N	N	Y	N	N	N	Y	N	N
Junk bonds	N	N	N	N	Y(10%)	N	Y	N	Y(20%)	N	N
Variable rate demand notes	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(20%)	Y(20%)	Y(35%)	Y(35%)	Y(30%)	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(20%)	Y(25%)	Y(20%)
Equity securities	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y (U.S. dollar denom.)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	N	Y	N	Y	Y	Y(15%)	Y	Y(20%)	Y(20%)	Y	N
Hybrid Instruments	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(5%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	N	Y	Y	Y	N	N	N	Y	Y	Y	N
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

							International			Large
	Government		Growth &	Health	Inflation	International	Government	International	Large Cap	Capital	Mid Cap
	Securities	Growth	Income	Sciences	Protected	Equities	Bond	Growth I	Core	Growth	Index
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

CMOs	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	Y	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	Y	N	N	N	Y	N	N	N	Y	N	N
Options and Futures Contracts	Y	Y	Y	Y(25%)	Y	Y	Y	Y	Y	Y(25%)	Y
Options on securities/indexes	Y	Y	Y	Y	Y	Y	Y	Y	Y(5%)	Y	Y
Writing/purchasing covered call/put options	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Options on financial futures contracts	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	Y	N	Y	Y	Y	Y	N	Y	Y	N
Unlisted options	Y	N	Y	Y	Y	Y	Y	N	Y	Y	N
Other Investment Companies (and ETFs)	N	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	Y	Y	Y	Y	Y	Y	Y	N	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	N	N	N	Y	Y	N	N	N	Y	Y	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Against the Box)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements (5% limitation on any single contract)	Y(5%)	N	N	N	Y(5%)	N	Y	Y	Y	Y	Y
Credit default swaps	Y	N	N	N	N	N	N	Y	N	N	N
Currency exchange rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Interest rate swaps	Y	N	N	N	Y	N	Y	Y	Y	Y	N
Total return swaps (equity)	N	N	N	N	Y	N	N	N	Y	N	N
Unseasoned Issuers	N	Y	N	Y	N	N	N	Y	N	N	N
When-Issued (delayed-delivery) securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

	Mid Cap					Small Cap		Small Cap
	Strategic	Money	Nasdaq-100	Science &	Small	Aggressive	Small Cap	Special	Small-Mid	Stock
	Growth	Market I	Index	Technology	Cap	Growth	Index	Values	Growth	Index	Value
Adjustable Rate Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Asset-Backed Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Bank Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Convertible Securities	Y	N	N	Y	Y	Y	Y	Y	Y	N	Y
Depositary Receipts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Equity Securities	Y	N	Y	Y (>=80%)	Y	Y	Y	Y	Y	Y	Y
Common Stock-Large Cap Issuers	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Common Stocks — Mid-Cap Issuers	Y(>=80%)	N	Y	Y	Y	Y	Y	Y	Y(>=80%)	Y	Y
Common Stocks — Small Cap Issuers	Y	N	Y	Y	Y(>=80%)	Y(>=80%)	Y(>=80%)	Y(>=80%)		Y	Y
Preferred Stocks	Y	N	N	Y	Y	Y	N	Y	N	Y	Y
Warrants/rights	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Eurodollar Obligations	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed Income Securities (investment grade)	Y	Y	Y	Y	Y	Y(20%)	Y	Y(20%)	Y(20%)	Y(35%)	Y
Inflation indexed bonds	N	N	N	N	N	N	N	Y	Y	Y	N
Junk bonds	N	N	N	N	Y (10%)	N	N	Y(5%)	N	N	Y
Variable rate demand notes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Currency	Y	Y	Y	Y	Y	N	Y	Y	Y	Y	Y
Foreign Currency Exchange Trans./Forward Contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Foreign Securities (including non-U.S. denominated)	Y(25%)	Y(20%) (U.S. dollar denom.)	Y(20%)	Y(50%)	Y(30%)	Y(10%)	Y(20%)	Y(20%)	Y(20%)	Y(20%)	Y(25%)
Equity securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Fixed income securities (including money market securities)	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Emerging markets	Y	N	Y	Y(20%)	N	Y(5%)	N	Y(20%)	Y(20%)	N	Y
Hybrid Instruments	Y(10%)	N	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)	Y(10%)
Illiquid Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
IPOs	Y	N	N	Y	Y	Y	N	Y	Y	N	Y
Lending Portfolio Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Loan Participations and Assignments	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Master Limited Partnerships	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Money Market Securities	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Mortgage Related Securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y

APPENDIX B
INVESTMENT PRACTICES

	Mid Cap					Small Cap		Small Cap
	Strategic	Money	Nasdaq-100	Science &	Small	Aggressive	Small Cap	Special	Small-Mid	Stock
	Growth	Market I	Index	Technology	Cap	Growth	Index	Values	Growth	Index	Value
Mortgage pass through securities (including GNMA, FNMA or GHLMC)	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMOs	N	N	Y	N	Y	Y	Y	Y	Y	Y	Y
Commercial mort-backed secs.	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Stripped mortgage backed securities	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
CMO residuals	N	Y	Y	N	Y	Y	Y	Y	Y	Y	Y
Mortgage dollar rolls	N	N	N	N	N	Y	N	Y	Y	N	N
Options and Futures Contracts	Y	N	Y	Y	Y(15%)	Y(15%)	Y	Y(20%)	Y(15%)	Y(5%)	Y
Options on securities/indexes	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Writing/purchasing covered call/put options	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Financial futures contracts	Y	N	Y	Y	Y	Y	N	Y	Y	Y	Y
Options on financial futures contracts	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
OTC Options	Y	N	N	Y	Y	Y	Y	Y	Y	Y	Y
Unlisted options	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Other Investment Companies (and ETFs)	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y
Real Estate Securities & REITs	Y	N	Y	Y	Y	Y	Y	Y(10%)	Y	Y	Y
Repurchase Agreements	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y	Y
Reverse Repurchase Agreements	Y	N	N	Y	Y	Y	N	Y	Y	N	N
Rule 144A Securities	Y	Y	Y	Y	Y	Y	Y	Y(15%)	Y	Y	Y
Short Sales (Against the Box)	Y	N	Y	Y	Y	Y	Y	N	Y	Y	Y
Short Sales (Naked)	N	N	N	N	N	N	N	N	N	N	N
Swap Agreements (5% limitation on any single contract)	N	N	Y	N	N	Y(5%)	N	Y(20%)	Y(10%)	N	Y(5%)
Credit default swaps	N	N	N	N	N	N	N	N	N	N	N
Currency exchange rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Interest rate swaps	N	N	N	N	N	N	N	Y	Y	N	Y
Total return swaps (equity)	N	N	N	N	N	Y	N	Y	Y	N	Y
Unseasoned Issuers	N	N	N	Y	Y	Y	N	Y	N	N	N
When-Issued (delayed-delivery) securities	Y	N	Y	Y	Y	Y	Y	Y	Y	Y	Y

VALIC COMPANY I
PART C. OTHER INFORMATION
ITEM 23. EXHIBITS

a.	(1)	Articles of Incorporation. (7)

	(2)	Articles Supplementary to the Articles of Incorporation, effective April 10, 1990. (7)

	(3)	Articles Supplementary to the Articles of Incorporation, effective September 28, 1990. (7)

	(4)	Amendment One to the Articles of Incorporation, effective October 1, 1991. (7)

	(5)	Amendment Two to the Articles of Incorporation, effective May 1, 1992. (7)

	(6)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1992. (7)

	(7)	Articles Supplementary to the Articles of Incorporation, effective January 20, 1994. (7)

	(8)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)

	(9)	Articles Supplementary to the Articles of Incorporation, effective February 4, 1994. (7)

	(10)	Articles Supplementary to the Articles of Incorporation, effective May 1, 1995. (7)

	(11)	Articles of Amendment to the Articles of Incorporation, effective October 1, 1997. (6)

	(12)	Restated Articles of Incorporation, effective December 31, 2001. (10)

	(13)	Articles of Amendment to the Articles of Incorporation, effective December 31, 2001. (11)

	(14)	Articles Supplementary to Restated Articles of Incorporation, effective September 29, 2004. (16)

	(15)	Articles of Amendment to the Articles of Incorporation, effective September 16, 2005. (18)

	(16)	Articles Supplementary to Restated Articles of Incorporation, effective September 19, 2005. (18)

	(17)	Articles of Amendment to the Articles of Incorporation, effective May 8, 2006. (20)

	(18)	Articles of Amendment to the Articles of Incorporation, effective October 1, 2007. (22)

	(19)	Articles of Amendment to the Articles of Incorporation, effective December 10, 2007. (24)

	(20)	Articles Supplementary to Articles of Incorporation effective March 10, 2008. (27)

	(21)	Articles of Amendment to the Articles of Incorporation effective March 10, 2008. (27)

	(22)	Articles of Amendment to the Articles of Incorporation effective October 1, 2008. (28)

	(23)	Articles of Amendment to the Articles of Incorporation effective May 1, 2009. (Filed herewith)

b.	(1)	By-Laws as amended and restated October 29, 1991. (7)

	(2)	Amended and Restated Bylaws effective July 15, 2008. (28)

c.		Not Applicable.

d.	(1)	Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on August 2, 2004. (15)

(1	)(a)	Investment Advisory Agreement between VALIC and the Registrant, dated August 29, 2001, as amended on October 2, 2004. (17)

(1	)(b)	Amendment No. 2 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2005. (19)

(1	)(c)	Amendment No. 3 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 5, 2005. (19)

(1	)(d)	Amendment No. 4 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on May 26, 2006. (20)

(1	)(e)	Amendment No. 5 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on October 1, 2007. (22)

(1	)(f)	Amendment No. 6 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on December 10, 2007. (24)

(1	)(g)	Amendment No. 7 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on March 10, 2008. (26)

(1	)(h)	Amendment No. 8 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended on August 1, 2008. (28)

(1	)(i)	Amendment No. 9 to Investment Advisory Agreement between VALIC and the Registrant, dated January 1, 2002, as amended October 1, 2009. (Filed herewith)

(2	)(a)	Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and AIG Global Investment Corp., dated January 1, 2002. (11)

(2	)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and AIG Global Investment Corp., dated December 20, 2004. (17)

(3	)(a)	Amended and Restated Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated December 10, 2007. (24)

(3	)(b)	Amendment to Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated October 1, 2009. (Filed herewith)

(4)		Investment Sub-Advisory Agreement between VALIC and Franklin Portfolio Associates, LLC, dated June 21, 2004. (15)

(5)		Investment Sub-Advisory Agreement between VALIC and OppenheimerFunds, Inc., dated June 21, 2004. (15)

(6	)(a)	Investment Sub-Advisory Agreement between VALIC and SunAmerica Asset Management Corp., dated January 1, 2002. (11)

(6	)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Sun America Asset Management Corp., dated December 20, 2004. (17)

(7	)(a)	Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Science & Technology Fund) dated August 29, 2001. (8)

(7	)(b)	Amendment No. 3 to the Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. dated August 1, 2008. (28)

(8)		Investment Sub-Advisory Agreement between VALIC and T. Rowe Price Associates, Inc. (Founders/T. Rowe Small Cap Fund) dated August 29, 2001. (8)

(9	)(a)	Investment Sub-Advisory Agreement between VALIC and Wellington Management Company LLP dated August 29, 2001. (8)

(9	)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP dated January 1, 2002. (23)

(9	)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP dated April 23, 2003. (23)

(9	)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and Wellington Management Company, LLP (Science & Technology Fund) dated January 29, 2007. (21)

(10	)(a)	Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Large Capital Growth Fund) dated December 20, 2004. (17)

(10	)(b)	Amendment No. 1 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (International Growth I Fund) dated June 20, 2005. (19)

(10	)(c)	Amendment No. 2 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. dated October 31, 2007. (25)

(10	)(d)	Amendment No. 3 to Investment Sub-Advisory Agreement between VALIC and A I M Capital Management, Inc. (Small Cap Fund & Real Estate Fund) dated March 10, 2008. (27)

(10	)(e)	Investment Sub-Sub-Advisory Agreement between VALIC, A I M Capital Management, Inc., and INVESCO Institutional (N.A.), Inc., (Real Estate Fund) dated March 10, 2008. (27)

(11)		Investment Sub-Advisory Agreement between VALIC and Brazos Capital Investment Management (Mid Capital Growth Fund) dated December 20, 2004. (17)

(12)		Investment Sub-Advisory Agreement between VALIC and Morgan Stanley Investment Management Inc. (Mid Capital Growth Fund) dated December 20, 2004. (17)

(13)		Investment Sub-Advisory Agreement between VALIC and Massachusetts Financial Services Company (International Growth I Fund) dated June 20, 2005. (18)

(14)		Investment Sub-Advisory Agreement between VALIC and RCM Capital Management LLC (Science & Technology Fund) dated September 19, 2005. (18)

(15)		Investment Sub-Advisory Agreement between VALIC and Barrow, Hanley, Mewhinney & Strauss, Inc. (Broad Cap Value Fund) dated December 5, 2005. (20)

(16)		Investment Sub-Advisory Agreement between VALIC and Evergreen Investment Management Company, LLC (Large Cap Core Fund, Small Cap Special Values Fund, Small Cap Strategic Growth Fund) dated December 5, 2005. (20)

(17)		Investment Sub-Advisory Agreement between VALIC and Franklin Advisers, Inc. (Global Strategy Fund) dated December 5, 2005. (20)

(18)		Investment Sub-Advisory Agreement between VALIC and Putnam Investment Management, LLC (Small Cap Special Values Fund, Global Equity Fund) dated August 3, 2007. (22)

(19)		Investment Sub-Advisory Agreement between VALIC and Templeton Global Advisers Limited (Foreign Value Fund) dated December 5, 2005. (20)

(20)		Investment Sub-Advisory Agreement between VALIC and Templeton Investment Counsel, LLC (Global Strategy Fund) dated December 5, 2005. (20)

(21)		Investment Sub-Advisory Agreement between Bridgeway Capital Management, Inc. (Small Cap Fund) dated October 1, 2006. (20)

(22)		Investment Sub-Advisory Agreement between VALIC and Wells Capital Management, Incorporated (Small Cap Aggressive Growth Fund) dated January 19, 2007. (21)

(23)		Investment Sub-Advisory Agreement between VALIC and BlackRock Investment Management, LLC (Core Equity Fund) dated March 5, 2007. (21)

(24	)(a)	Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. (International Growth I Fund and Growth Fund) dated December 10, 2007. (24)

(24	)(b)	Amendment to Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. dated October 1, 2009. (Filed herewith)

(25)		Investment Sub-Advisory Agreement between VALIC and Goldman Sachs Asset Management, L.P. (Real Estate Fund) dated March 10, 2008. (27)

(26)		Investment Sub-Advisory Agreement between VALIC and BlackRock

Financial Management, Inc. (Global Equity Fund) dated September 14, 2009. (Filed herewith)

	(27)		Investment Sub-Advisory Agreement between VALIC and Dreman Value Management, LLC (Small Cap Special Values Fund) dated September 14, 2009. (Filed herewith)

e.			Distribution Agreement between Registrant and American General Distributors, Inc. dated October 19, 2005. (20)

f.			Not Applicable.

g.	(1)	(a)	Custodian Contract between Registrant and State Street Bank and Trust Company dated January 27, 1994. (7)

		(b)	Custodian Fee Schedule between Registrant and State Street Bank and Trust Company. (6)

		(c)	Amendment to Custodian Contract between Registrant and State Street Bank and Trust Company dated October 30, 1995. (6)

		(d)	Amendment to Custodian Contract dated October 18, 2000. (9)

		(e)	Master Custodian Agreement between the Registrant and State Street Bank and Trust Company effective January 18, 2006. (21)

	(2)		Securities Lending Authorization Agreement between Registrant and State Street Bank and Trust Company to be effective December 1, 2008. (Filed herewith)

h.	(1)	(a)	Amended and Restated Transfer Agency and Service Agreement between Registrant and VALIC dated October 30, 2007. (24)

		(b)	Master Transfer Agency and Service Agreement between Registrant and VALIC dated February 15, 2009. (Filed herewith)

	(2)		Amended and Restated Accounting Services Agreement between Registrant and VALIC effective May 1, 2001. (8)

	(3)		Amended and Restated Administrative Services Agreement between Registrant and SunAmerica Asset Management Corp. dated October 30, 2007. (25)

	(4)		Remote Access Service Agreement between Registrant and State Street Bank and Trust Company dated August 18, 2003. (14)

i.			Legal Opinion. (Filed herewith)

j.			Consent of Independent Auditors. (Filed herewith)

k.			Not Applicable.

l.			Not Applicable.

m.			Not Applicable.

n.			Not Applicable.

o.			Reserved.

p.	(1)		Code of Ethics — American Century Investment Management, Inc. and American Century Global Investment Management, Inc. (Filed herewith)

	(2)		Code of Ethics — T. Rowe Price Associates, Inc. (Filed herewith)

	(3)		Code of Ethics — Wellington Management Company, LLP (21)

	(4)		Code of Ethics — SunAmerica Asset Management Corp. (11)

	(5)		Code of Ethics — AIG Global Investment Corp. (20)

	(6)	Code of Ethics — SunAmerica Asset Management Corp. (20)

	(7)	Code of Ethics — Franklin Portfolio Associates, LLC (15)

	(8)	Code of Ethics — OppenheimerFunds, Inc. (20)

	(9)	Code of Ethics — Invesco Aim Capital Management, Inc. (Filed herewith)

	(10)	Code of Ethics — Brazos Capital Management, L.P. (17)

	(11)	Code of Ethics — Morgan Stanley Asset Management Inc. (17)

	(12)	Code of Ethics — Massachusetts Financial Services Company (18)

	(13)	Code of Ethics — RCM Capital Management, LLC (18)

	(14)	Code of Ethics — Barrow, Hanley, Mewhinney & Strauss, Inc. (Filed herewith)

	(15)	Code of Ethics — Evergreen Investment Management Company, LLC (Filed herewith)

	(16)	Code of Ethics — Franklin Advisers, Inc. (19)

	(17)	Code of Ethics — Putnam Investment Management, LLC (Filed herewith)

	(18)	Code of Ethics — Templeton Investment Counsel, LLC (19)

	(19)	Code of Ethics — Templeton Global Advisers Limited (19)

	(20)	Code of Ethics — Bridgeway Capital Management, Inc. (20)

	(21)	Code of Ethics — Wells Capital Management, Incorporated (21)

	(22)	Code of Ethics — BlackRock Investment Management, LLC (21)

	(23)	Code of Ethics — Goldman Sachs Asset Management, LP. (26)

	(24)	Code of Ethics — INVESCO Institutional (N.A.), Inc. (26)

	(25)	Code of Ethics — Dreman Value Management, LLC

q.		Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Dr. John W. Lancaster, Mr. Kenneth Lavery and Dr. John E. Maupin, Jr. (Filed herewith)

Footnotes:

1.	Incorporated by reference to the Registrant’s Form N-14 registration statement filed with the Securities and Exchange Commission on January 27, 1992 (File No. 33-45217).

2.	Incorporated by reference to Post-Effective Amendment Number 15 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1990 (File No. 2-83631/811-3738).

3.	Incorporated by reference to Post-Effective Amendment Number 19 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 30, 1993 (File No. 2-83631/811-3738).

4.	Incorporated by reference to Post-Effective Amendment Number 23 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on August 2, 1994 (File No. 2-83631/811-3738).

5.	Incorporated by reference to Post-Effective Amendment Number 24 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 1996 (Accession No. 0000950129-96-002176).

6.	Incorporated by reference to Post-Effective Amendment Number 25 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 31, 1997 (Accession No. 0000950129-97-003030).

7.	Incorporated by reference to Post-Effective Amendment Number 26 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 1998 (Accession No. 0000950129-98-004009).

8.	Incorporated by reference to Post-Effective Amendment Number 32 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 1, 2001 (Accession No. 0000950129-01-503229).

9.	Incorporated by reference to Post-Effective Amendment Number 33 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 17, 2001 (Accession No. 0000719423-01-500030).

10.	Incorporated by reference to Post-Effective Amendment Number 34 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on January 14, 2002 (Accession No. 0000950129-02-000177).

11.	Incorporated by reference to Post-Effective Amendment Number 35 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 8, 2002 (File No. 2-83631/811-03737).

12.	Incorporated by reference to Post-Effective Amendment Number 36 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2002 (File No. 2-83631/811-03737).

13.	Incorporated by reference to Post-Effective Amendment Number 37 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 14, 2003 (File No. 2-83631/811-03737).

14.	Incorporated by reference to Post-Effective Amendment Number 38 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 23, 2003 (File No. 2-83631/811-03737).

15.	Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2004 (File No. 2-83631).

16.	Incorporated by reference to Post-Effective Amendment No. 41 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 4, 2004 (File No. 2-83681).

17.	Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 20, 2004 (File No. 2-83681).

18.	Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 13, 2005 (File No. 2-83681).

19.	Incorporated by reference to Post-Effective Amendment No. 45 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 20, 2005 (File No. 2-83681).

20.	Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 18, 2006 (File No. 2-83681).

21.	Incorporated by reference to Post-Effective Amendment No. 47 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 19, 2007 (File No. 2-83681).

22.	Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 17, 2007 (File No. 2-83681).

23.	Incorporated by reference to Post-Effective Amendment No. 49 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on October 2, 2007 (File No. 2-83681).

24.	Incorporated by reference to Post-Effective Amendment No. 50 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 5, 2007 (File No. 2-83681).

25.	Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on December 17, 2007 (File No. 2-83681).

26.	Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on March 7, 2008 (File No. 2-83681).

27.	Incorporated by reference to Post-Effective Amendment No. 54 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on July 18, 2008 (File No. 2-83681).

28.	Incorporated by reference to Post-Effective Amendment No. 55 to the Registrant’s Form N-1A registration statement filed with the Securities and Exchange Commission on September 22, 2008 (File No. 2-83681).
ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
There are no persons controlled by or under common control with the Registrant.
ITEM 25. INDEMNIFICATION
Registrant’s Restated Articles of Incorporation, Item 22. a. (12.) of this Registration Statement, provide, in summary, that officers and directors shall be indemnified by Registrant against liabilities and expenses incurred by such persons in connection with actions, suits, or proceedings arising out of their offices or duties of employment, except that no indemnification can be made to such a person if he has been adjudged liable by reason of willful misfeasance, bad faith, active and deliberate dishonesty, gross negligence, improper personal benefit or reckless disregard of duties involved in the conduct of his office. In the absence of such an adjudication, the determination of eligibility for indemnification shall be made by independent counsel in a written opinion or by the vote of a majority of a quorum of directors who are neither “interested persons” of Registrant, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding.
Registrant has purchased and maintains liability insurance on behalf of any officer, director, employee or agent against any liabilities arising from such status. In this regard, Registrant maintains a Directors & Officers Professional Liability Insurance Policy of $45 million in the aggregate. Insurance providers are as follows:
Arch Insurance Company
One Liberty Plaza, 53rd Floor
New York, New York 10006
Twin City Fire Insurance Company
2 Park Avenue
New York, New York 10016
Liberty Mutual Insurance Company
55 Water Street, 18th Floor
New York, New York 10016
U.S. Specialty Insurance Company
37 Radio Circle Drive
Mount Kisco, New York 10549
Federal Insurance Company
55 Water Street
New York, New York 10041
Section 3 of the Investment Advisory Agreement (the “Agreement”) between the Registrant and VALIC provides that VALIC shall not be liable to the Registrant, or to any shareholder of the Registrant, for any act or omission in rendering services under the Agreement, or for any losses sustained in the purchase, holding or sale of any portfolio security, so long as there has been no willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties on the part of VALIC.
ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

The only employment of a substantial nature of VALIC’s directors and officers is with VALIC and its affiliated companies. Reference is also made to the caption “About VC I’s Management” in the Prospectus which comprises Part A of the Registration Statement, and to the caption “Investment Adviser” of the Statement of Additional Information which comprises Part B of the Registration Statement. Information concerning business and other connections of VALIC’s directors and officers is incorporated herein by reference to VALIC’s Form ADV (File no. 801-8138), which is currently on file with the SEC.
ITEM 27. PRINCIPAL UNDERWRITERS
(a)	American General Distributors, Inc. (“AGDI”) (the “Distributor”) acts as distributor and principal underwriter of the Registrant and as principal underwriter for VALIC Separate Account A, A.G. Separate Account A and VALIC Company II (“VC II”). The principal business address for all the officers and directors shown below is 2929 Allen Parkway, Houston, Texas 77019.
(b)	The following information is furnished with respect to each officer and director of the Distributor.

Name and Principal	Position and Offices With Underwriter American General
Business Address	Distributors, Inc.
Kurt W. Bernlohr*	Chairman, President & Chief Executive Officer
David H. den Boer	Director, Senior Vice President & Assistant Secretary
Katherine Stoner	Director, Secretary
Thomas G. Norwood	Executive Vice President
Krien VerBerkmoes	Chief Compliance Officer
John Reiner	Chief Financial Officer & Treasurer
Paul Hoepfl	Assistant Treasurer
Louis V. McNeal	Assistant Treasurer
Debra L. Herzog	Assistant Secretary
Paula Payne	Assistant Secretary
Daniel R. Cricks	Tax Officer

*	Kurt W. Bernlohr also serves as President of the Registrant and VC II.
(c) Not applicable.
ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
The books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be in the physical possession of either:
THE DEPOSITOR:
The Variable Annuity Life Insurance Company
2929 Allen Parkway
Houston, Texas 77019
THE CUSTODIAN:
The State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110
THE ADMINISTRATOR:
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311

INVESTMENT SUB-ADVISERS:
AIG Global Investment Corp.
175 Water Street
New York, New York 10038
American Century Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111
American Century Global Investment Management, Inc.
4500 Main Street
Kansas City, Missouri 64111
Barrow, Hanley, Mewhinney & Strauss, Inc.
2200 Ross Avenue, 31st Floor
Dallas, Texas 75201
BlackRock Financial Management, Inc.
40 East 52nd Street
New York, New York 10022
BlackRock Investment Management, LLC
800 Scudders Mill Road
Plainsboro, New Jersey 08536
Brazos Capital Management, LP
5949 Sherry Lane, Suite 1600
Dallas, Texas 75225
Bridgeway Capital Management, Inc.
5615 Kirby Drive, Suite 518
Houston, Texas 77005-2448
Dreman Value Management, LLC
Harborside Financial Center
Plaza 10, Suite 800
Jersey City, New Jersey 07311-4037
Evergreen Investment Management Company, LLC
200 Berkeley Street
Boston, Massachusetts 02116
Franklin Advisers, Inc.
One Franklin Parkway
San Mateo, California 94403
Goldman Sachs Asset Management, L.P.
32 Old Slip, 29th Floor
New York, New York 10005
Invesco Aim Capital Management, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046
Invesco Institutional (N.A.), Inc. (Sub-Sub-Adviser)
Three Galleria Tower, Suite 500
13155 Noel Road
Dallas, Texas 75240

Massachusetts Financial Services Company
500 Boylston Street
Boston, Massachusetts 02116
Morgan Stanley Investment Management Inc. d/b/a Van Kampen
522 Fifth Avenue
New York, New York 10036
OppenheimerFunds, Inc.
Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281
Putnam Investment Management, LLC
One Post Office Square
Boston, Massachusetts 02109
RCM Capital Management LLC
4 Embarcadero Center
San Francisco, California 94111
SunAmerica Asset Management Corp.
Harborside Financial Center
3200 Plaza 5
Jersey City, New Jersey 07311
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, Maryland 21202
Templeton Global Advisers Limited
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394
Templeton Investment Counsel, LLC
500 East Broward Boulevard, Suite 2100
Fort Lauderdale, Florida 33394
Wellington Management Company, LLP
75 State Street
Boston, Massachusetts 02109
Wells Capital Management, Inc.
525 Market Street
San Francisco, CA 94105
ITEM 29. MANAGEMENT SERVICES
There is no management-related service contract not discussed in Parts A or B of this Form N-1A.
ITEM 30. UNDERTAKINGS
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 56 (the “Amendment”) to the Registration Statement under rule 485(b) under the Securities Act and has duly caused the Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and the State of Texas, on the 21st day of September, 2009.
VALIC Company I

By:	/s/ KURT W. BERNLOHR Kurt W. Bernlohr, President (Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ KURT W. BERNLOHR Kurt W. Bernlohr	President (Principal Executive Officer)	September 21, 2009

/s/ GREGORY R. KINGSTON Gregory R. Kingston	Treasurer (Principal Financial Officer)	September 21, 2009

*	Director	September 21, 2009
Thomas J. Brown

*	Director	September 21, 2009
Judith Craven

*	Director	September 21, 2009
William F. Devin

*	Director	September 21, 2009
Timothy J. Ebner

*	Director	September 21, 2009
Gustavo E. Gonzales, Jr.

*	Director	September 21, 2009
Peter A. Harbeck

*	Director	September 21, 2009
John W. Lancaster

*	Director	September 21, 2009
Kenneth J. Lavery

*	Director	September 21, 2009
John E. Maupin, Jr.

*By:	/s/ NORI L. GABERT Nori L. Gabert
Attorney-in-Fact

EXHIBIT INDEX
ITEM 23.

a(23)	Articles of Amendment to the Articles of Incorporation effective May 1, 2009.

d(1)(i)	Amendment No. 9 to Investment Advisory Agreement between VALIC and VC I dated October 1, 2009.

d(3)(b)	Amendment to Amended and Restated Investment Sub-Advisory Agreement between VALIC and American Century Investment Management, Inc. dated October 1, 2009.

d(24(b)	Amendment to Investment Sub-Advisory Agreement between VALIC and American Century Global Investment Management, Inc. dated October 1, 2009.

d(26)	Investment Sub-Advisory Agreement between VALIC and BlackRock Financial Management, Inc. (Global Equity Fund) dated September 14, 2009.

d(27)	Investment Sub-Advisory Agreement between VALIC and Dreman Value Management, LLC (Small Cap Special Values Fund) dated September 14, 2009.

g(2)(b)	Securities Lending Authorization Agreement between VC I and State Street Bank and Trust Company dated December 1, 2008.

h(1)(b)	Master Transfer Agency and Service Agreement between VALIC and VC I dated February 15, 2009.

i	Legal Opinion.

j	Consent of Independent Auditors.

p(1)	Code of Ethics — American Century Investments.

p(2)	Code of Ethics — T. Rowe Price Associates, Inc. as amended effective March 13, 2009.

p(9)	Code of Ethics — Invesco Aim Capital Management, Inc. as amended effective January 1, 2009.

p(14)	Code of Ethics — Barrow, Hanley, Mewhinney & Strauss, Inc. dated December 31, 2008.

p(15)	Code of Ethics — Evergreen Investment Management, LLC effective January 30 2009.

p(17)	Code of Ethics — Putnam Investment Management, LLC as amended effective May 5, 2009.

p(25)	Code of Ethics — Dreman Value Management, LLC dated as revised June 29, 2009.

q	Powers of Attorney for Mr. Thomas J. Brown, Dr. Judith L. Craven, Mr. William Devin, Dr. Timothy J. Ebner, Judge Gustavo E. Gonzales, Jr., Mr. Peter Harbeck, Dr. John W. Lancaster, Mr. Kenneth Lavery, Mr. Ben H. Love and Dr. John E. Maupin, Jr. effective April 28, 2009.